UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:	(713) 626-1919
Date of fiscal year end:	02/29
Date of reporting period:	02/29/2020

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ￿ C: ACCEX ￿ R: ACCZX ￿ Y: ACCHX ￿ R5: ACCWX ￿ R6: ICBFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

25 Financial Statements

28 Financial Highlights

29 Notes to Financial Statements

38Report of Independent Registered Public Accounting Firm

39Fund Expenses

40Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Corporate Bond Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Corporate Bond Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), underperformed the Fund's broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.20%
Class C Shares	14.43
Class R Shares	15.06
Class Y Shares	15.62
Class R5 Shares	15.55
Class R6 Shares	15.62
Bloomberg Barclays U.S. Credit Index￿ (Broad Market/Style-Specific Index)	15.30
Lipper BBB Rated Funds Index￿ (Peer Group Index)	15.57

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

fiscal year, duration of the portfolio was main- tained in line with the broad market/style- specific benchmark, on average, and the tim- ing of changes and the degree of variance from the Fund's broad market/style-specific benchmark had a small negative effect on relative returns. Buying and selling US Trea- sury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration dur- ing the fiscal year.

Part of the Fund's strategy in seeking to manage credit and currency risk during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the fiscal year. Management of currency risk was carried out via currency forwards and options on as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year.

Market conditions and your Fund

During the fiscal year, US Treasury yields fell considerably, especially in February 2020, as concerns regarding the spread of the Corona- virus (COVID-19) took hold. The US credit market performed strongly over the fiscal year, with total returns above 15%, as mea- sured by the Bloomberg Barclays U.S. Credit Index. Credit spreads tightened for most of the fiscal year, but with worries stemming from the coronavirus, credit spreads widened in the last two months. With spreads roughly unchanged over the past 12 months, the pri- mary driver of returns was the decline in US Treasury yields. In particular, the 10-year US Treasury yield fell from 2.73% at the begin- ning of the fiscal year to 1.13% as of Febru- ary 29, 2020.1

During the fiscal year, the US Federal Re- serve (the Fed) cut interest rates three times: in July, September and October 2019 for a total decrease of 75 basis points.2 (A basis point is one one-hundredth of a percent- age point.) As a result, the federal funds tar- get rate stood at a range of 1.50% to 1.75%, on October 31, 2019, as well as at the end of the fiscal year.2 In addition to the decline in interest rates, US Treasury yields fell across all maturities. US investment grade credit returns were positive each month during the fiscal year, except for September. The out-of-

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds &
Notes	87.51%
U.S. Treasury Securities	4.84
Preferred Stocks	1.63
Asset-Backed Securities	1.28
Security Types Each Less Than
1% of Portfolio	1.36
Money Market Funds Plus Other
Assets Less Liabilities	3.38

index US high yield sector posted a positive return for the fiscal year, as did emerging markets credit.

The Fund, at NAV, posted a positive return for the fiscal year, but underperformed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index. Secu- rity selection in investment grade corporate bonds was the most notable contributor to the Fund's relative performance. Security selection in the financials and industrials sec- tors contributed significantly to the Fund's relative performance, as did an out-of-index exposure to the high yield sector.

The Fund's shorter duration relative to the broad market/style-specific benchmark damp- ened its performance, as interest rates fell meaningfully during the fiscal year. Addition- ally, an underweight allocation to the non- corporate credit sector, particularly local au- thority issuers, was a minor detractor from the Fund's relative performance, as the sec- tor performed well during the fiscal year.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio's price sensitivity to in- terest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury	4.84%
2. Enterprise Products
Operating LLC	2.47
3. AbbVie, Inc.	1.92
4. AT&T, Inc.	1.69
5. Sprint Spectrum Co. LLC/Sprint
Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC	1.52

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market enviroment be- cause interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco Corpo- rate Bond Fund and for sharing our long-term investment horizon.

1Source: US Department of the Treasury

2 Source: US Federal Reserve

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2020.

4Invesco Corporate Bond Fund

Portfolio Managers:

Matthew Brill

Chuck Burge

Michael Hyman

Scott Roberts

Todd Schomberg

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Corporate Bond Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$20,000

$17,638 Lipper BBB Rated Funds Index1

$17,081 Bloomberg Barclays U.S. Credit Index2

$17,004 Invesco Corporate Bond Fund — Class A Shares

15,000

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Per-

formance shown in the chart and table(s) does not reflect deduction of taxes a share- holder would pay on Fund distributions or sale of Fund shares.

6Invesco Corporate Bond Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (9/23/71)		7.06%
10 Years		5.45
5	Years	4.14
1	Year	10.33
Class C Shares
Inception (8/30/93)		5.33%
10 Years		5.18
5	Years	4.31
1	Year	13.43
Class R Shares
10 Years		5.66%
5	Years	4.80
1	Year	15.06
Class Y Shares
Inception (8/12/05)		5.83%
10 Years		6.20
5	Years	5.31
1	Year	15.62
Class R5 Shares
10 Years		6.31%
5	Years	5.41
1	Year	15.55
Class R6 Shares
10 Years		6.26%
5	Years	5.50
1	Year	15.62

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (re- named Invesco Corporate Bond Fund). Re- turns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predeces- sor fund because of different expenses.

Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund's and the predecessor fund's Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund's Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on Septem-

ber 24, 2012. Performance shown prior to that date is that of the Fund's and the pre- decessor fund's Class A shares and in- cludes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, perfor- mance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Corporate Bond Fund

Invesco Corporate Bond Fund's investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC- registered US corporate and specified for- eign debentures and secured notes.

￿The Lipper BBB Rated Funds Index is an unmanaged index considered representa- tive of BBB-rated funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Corporate Bond Fund

Schedule of Investments(a)

February 29, 2020

Principal

AmountValue

U.S. Dollar Denominated Bonds & Notes–87.51%

Advertising–0.23%
Lamar Media Corp.,
3.75%, 02/15/2028(b)	$ 3,842,000	$3,862,363
4.00%, 02/15/2030(b)	1,302,000	1,305,255
		5,167,618
Aerospace & Defense–0.63%
Boeing Co. (The),
2.95%, 02/01/2030	7,000,000	7,351,189
3.95%, 08/01/2059	5,000,000	5,483,503
Moog, Inc., 4.25%, 12/15/2027(b)	149,000	151,980
Spirit AeroSystems, Inc., 4.60%,
06/15/2028	96,000	95,394
TransDigm UK Holdings PLC, 6.88%,
05/15/2026	301,000	316,907
TransDigm, Inc.,
6.50%, 07/15/2024	70,000	71,721
6.38%, 06/15/2026	141,000	145,145
Triumph Group, Inc., 7.75%,
08/15/2025	331,000	328,655
		13,944,494
Agricultural & Farm Machinery–0.02%
Titan International, Inc., 6.50%,
11/30/2023	470,000	353,870
Air Freight & Logistics–0.00%
XPO Logistics, Inc., 6.50%,
06/15/2022(b)	84,000	84,099
Airlines–5.60%
American Airlines Pass Through Trust,
Series 2017-1, Class B, 4.95%,
02/15/2025	2,076,900	2,232,796
Series 2016-1, Class AA, 3.58%,
01/15/2028	1,673,737	1,836,253
Series 2019-1, Class B, 3.85%,
02/15/2028	3,613,534	3,791,678
Series 2016-3, Class AA, 3.00%,
10/15/2028	4,036,714	4,299,037
Series 2017-1, Class AA, 3.65%,
02/15/2029	2,761,247	3,045,077
Series 2017-2, Class A, 3.60%,
10/15/2029	3,746,014	4,014,579
Series 2017-2, Class AA, 3.35%,
10/15/2029	4,663,913	5,044,690
Series 2019-1, Class AA, 3.15%,
02/15/2032	7,379,602	7,965,534
Avianca Holdings S.A. (Colombia),
9.00%, 05/10/2023(b)	2,909,000	2,465,377
British Airways Pass Through Trust
(United Kingdom),
Series 2019-1, Class A, 3.35%,
06/15/2029(b)	2,556,000	2,724,893
Series 2019-1, Class AA, 3.30%,
12/15/2032(b)	6,049,427	6,593,548
	Principal
	Amount	Value
Airlines–(continued)
Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%,
04/25/2024	$ 3,233,000	$3,443,124
Series 2019-1, Class AA, 3.20%,
04/25/2024	4,673,000	4,968,471
Delta Air Lines, Inc.,
3.63%, 03/15/2022	9,961,000	10,264,069
3.80%, 04/19/2023	2,065,000	2,149,842
2.90%, 10/28/2024	7,922,000	7,990,793
3.75%, 10/28/2029	10,445,000	10,483,221
LATAM Airlines Group S.A. Pass
Through Trust (Chile),
Series 2015-1, Class A, 4.20%,
11/15/2027	4,849,648	5,023,496
Norwegian Air Shuttle ASA Pass Through
Trust (Norway),
Series 2016-1, Class B, 7.50%,
11/10/2023(b)	4,549,019	4,824,747
Series 2016-1, Class A, 4.88%,
05/10/2028(b)	4,288,499	4,183,809
Southwest Airlines Co., 2.63%,
02/10/2030	3,055,000	3,075,493
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%,
09/03/2022	1,594,765	1,666,028
Series 2016-1, Class B, 3.65%,
01/07/2026	2,301,310	2,410,871
Series 2019-2, Class B, 3.50%,
05/01/2028	2,833,000	2,939,440
Series 2018-1, Class A, 3.70%,
03/01/2030	4,649,206	4,989,386
Series 2018-1, Class AA, 3.50%,
03/01/2030	4,381,019	4,770,132
Series 2019-1, Class A, 4.55%,
08/25/2031	2,021,743	2,325,737
Series 2019-1, Class AA, 4.15%,
08/25/2031	3,942,854	4,467,608
		123,989,729
Alternative Carriers–0.17%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	299,000	310,885
Series Y, 7.50%, 04/01/2024	264,000	296,450
4.00%, 02/15/2027(b)	1,966,000	1,980,548
Level 3 Financing, Inc.,
5.38%, 05/01/2025	717,000	733,430
5.25%, 03/15/2026	377,000	389,950
		3,711,263
Aluminum–0.04%
Alcoa Nederland Holding B.V.,
6.75%, 09/30/2024(b)	600,000	616,506
Novelis Corp., 4.75%,
01/30/2030(b)	198,000	194,966
		811,472
Apparel Retail–0.05%
L Brands, Inc.,
6.88%, 11/01/2035	539,000	548,042
6.75%, 07/01/2036	303,000	307,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Corporate Bond Fund

	Principal
	Amount	Value
Apparel Retail–(continued)
Michaels Stores, Inc., 8.00%,
07/15/2027(b)	$267,000	$223,065
		1,078,682
Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	69,000	72,249
4.88%, 05/15/2026(b)	560,000	587,636
		659,885
Asset Management & Custody Banks–1.14%
Affiliated Managers Group, Inc.,
4.25%, 02/15/2024	4,515,000	4,908,673
Apollo Management Holdings L.P.,
4.95%, 01/14/2050(b)(c)	7,115,000	7,161,618
Blackstone Holdings Finance Co. LLC,
5.00%, 06/15/2044(b)	4,355,000	5,643,174
Carlyle Holdings II Finance LLC,
5.63%, 03/30/2043(b)	5,900,000	7,492,917
		25,206,382
Auto Parts & Equipment–0.04%
Adient Global Holdings Ltd., 4.88%,
08/15/2026(b)	200,000	173,005
Dana Financing Luxembourg S.a.r.l.,
5.75%, 04/15/2025(b)	132,000	136,345
Dana, Inc., 5.38%, 11/15/2027	221,000	223,763
Panther BF Aggregator 2 L.P./Panther
Finance Co., Inc. (Canada),
6.25%, 05/15/2026(b)	135,000	138,925
8.50%, 05/15/2027(b)	178,000	181,444
Tenneco, Inc., 5.00%, 07/15/2026	115,000	99,190
		952,672
Automobile Manufacturers–2.85%
Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	2,887,000	2,962,561
5.60%, 01/07/2022	410,000	432,718
3.35%, 11/01/2022	7,372,000	7,444,550
5.58%, 03/18/2024	5,254,000	5,624,923
4.06%, 11/01/2024	4,000,000	4,078,620
General Motors Financial Co., Inc.,
Series B, 6.50%(d)	200,000	203,651
3.20%, 07/06/2021	1,175,000	1,189,028
5.10%, 01/17/2024	2,352,000	2,575,870
Hyundai Capital America,
2.85%, 11/01/2022(b)	3,237,000	3,320,404
4.30%, 02/01/2024(b)	14,635,000	15,770,048
2.65%, 02/10/2025(b)	5,060,000	5,161,388
3.50%, 11/02/2026(b)	6,823,000	7,218,826
J.B. Poindexter & Co., Inc., 7.13%,
04/15/2026(b)	539,000	570,479
Toyota Motor Credit Corp., 2.15%,
02/13/2030	3,406,000	3,449,445
Volkswagen Group of America
Finance LLC (Germany),
2.65%, (3 mo. USD LIBOR +
0.94%), 11/12/2021(b)(c)	2,876,000	2,905,495
3.20%, 09/26/2026(b)	200,000	210,274
		63,118,280
	Principal
	Amount	Value
Automotive Retail–0.23%
Advance Auto Parts, Inc., 4.50%,
12/01/2023	$ 3,400,000	$3,738,857
Asbury Automotive Group, Inc.,
4.75%, 03/01/2030(b)	113,000	115,260
AutoZone, Inc., 3.75%,
04/18/2029	200,000	226,460
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	108,000	112,905
4.63%, 12/15/2027(b)	106,000	108,775
Murphy Oil USA, Inc., 5.63%,
05/01/2027	300,000	317,895
Penske Automotive Group, Inc.,
5.50%, 05/15/2026	509,000	529,029
		5,149,181
Biotechnology–2.22%
AbbVie, Inc.,
2.30%, 11/21/2022(b)	6,144,000	6,249,433
3.75%, 11/14/2023	250,000	268,106
2.60%, 11/21/2024(b)	10,844,000	11,213,492
3.20%, 11/21/2029(b)	8,501,000	8,984,637
4.05%, 11/21/2039(b)	9,357,000	10,352,006
4.88%, 11/14/2048	4,254,000	5,242,897
Amgen, Inc.,
2.45%, 02/21/2030	1,695,000	1,725,456
3.15%, 02/21/2040	3,286,000	3,397,843
3.38%, 02/21/2050	1,694,000	1,731,589
		49,165,459
Brewers–0.20%
Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
4.00%, 04/13/2028	300,000	338,473
8.00%, 11/15/2039	2,414,000	3,914,295
Molson Coors Beverage Co., 5.00%,
05/01/2042	249,000	282,185
		4,534,953
Broadcasting–0.32%
AMC Networks, Inc.,
5.00%, 04/01/2024	329,000	331,467
4.75%, 08/01/2025	61,000	60,926
Clear Channel Worldwide Holdings,
Inc., 9.25%, 02/15/2024(b)	223,000	237,402
Gray Television, Inc., 7.00%,
05/15/2027(b)	167,000	181,462
iHeartCommunications, Inc., 8.38%,
05/01/2027	275,000	299,145
NBCUniversal Media LLC, 5.95%,
04/01/2041	3,964,000	5,780,916
TV Azteca S.A.B. de C.V. (Mexico),
8.25%, 08/09/2024(b)	300,000	272,126
		7,163,444
Building Products–0.06%
Advanced Drainage Systems, Inc.,
5.00%, 09/30/2027(b)	138,000	143,051
Owens Corning, 4.30%,
07/15/2047	250,000	268,386
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	725,000	759,430
5.00%, 02/15/2027(b)	47,000	48,360
		1,219,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Cable & Satellite–1.98%
Altice Financing S.A. (Luxembourg),
7.50%, 05/15/2026(b)	$260,000	$274,144
CCO Holdings LLC/CCO Holdings Capital
Corp.,
5.75%, 09/01/2023	576,000	582,552
5.75%, 02/15/2026(b)	1,273,000	1,325,893
4.50%, 08/15/2030(b)	131,000	132,719
Charter Communications Operating LLC/
Charter Communications Operating
Capital Corp.,
4.91%, 07/23/2025	5,493,000	6,158,334
5.38%, 04/01/2038	2,239,000	2,575,146
5.75%, 04/01/2048	2,515,000	3,003,664
6.83%, 10/23/2055	4,449,000	6,011,803
Comcast Corp.,
3.95%, 10/15/2025	1,775,000	1,987,740
6.45%, 03/15/2037	1,885,000	2,786,319
4.60%, 10/15/2038	2,560,000	3,226,996
3.25%, 11/01/2039	1,040,000	1,126,575
3.45%, 02/01/2050	4,305,000	4,759,236
4.95%, 10/15/2058	2,621,000	3,586,240
Cox Communications, Inc., 3.35%,
09/15/2026(b)	2,316,000	2,473,673
CSC Holdings LLC,
7.75%, 07/15/2025(b)	434,000	457,866
10.88%, 10/15/2025(b)	356,000	391,271
6.63%, 10/15/2025(b)	200,000	209,502
5.50%, 05/15/2026(b)	265,000	274,984
DISH DBS Corp.,
5.88%, 11/15/2024	239,000	245,648
7.75%, 07/01/2026	130,000	139,933
Globo Comunicacao e Participacoes
S.A. (Brazil), 4.88%,
01/22/2030(b)	1,191,000	1,193,084
UPC Holding B.V. (Netherlands),
5.50%, 01/15/2028(b)	200,000	203,190
Virgin Media Secured Finance PLC
(United Kingdom), 5.50%,
08/15/2026(b)	239,000	246,502
VTR Finance B.V. (Chile), 6.88%,
01/15/2024(b)	200,000	204,333
Ziggo B.V. (Netherlands), 5.50%,
01/15/2027(b)	225,000	232,175
		43,809,522
Casinos & Gaming–0.07%
Boyd Gaming Corp.,
6.38%, 04/01/2026	115,000	120,100
6.00%, 08/15/2026	113,000	116,396
MGM Resorts International,
7.75%, 03/15/2022	301,000	330,131
6.00%, 03/15/2023	559,000	602,789
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 5.50%,
03/01/2025(b)	319,000	313,813
		1,483,229
Coal & Consumable Fuels–0.02%
SunCoke Energy Partners
L.P./SunCoke Energy Partners
Finance Corp., 7.50%,
06/15/2025(b)	602,000	543,299
	Principal
	Amount	Value
Commodity Chemicals–0.13%
Alpek S.A.B. de C.V. (Mexico),
4.25%, 09/18/2029(b)	$1,987,000	$2,077,408
Koppers, Inc., 6.00%,
02/15/2025(b)	219,000	216,260
Nufarm Australia Ltd./Nufarm
Americas, Inc. (Australia), 5.75%,
04/30/2026(b)	153,000	151,141
Olin Corp., 5.63%, 08/01/2029	509,000	514,421
		2,959,230
Communications Equipment–0.03%
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	281,000	296,421
5.25%, 08/01/2026	263,000	289,063
		585,484
Construction & Engineering–0.18%
AECOM, 5.13%, 03/15/2027	133,000	137,804
Shea Homes L.P./Shea Homes
Funding Corp., 4.75%,
02/15/2028(b)	3,579,000	3,587,572
Valmont Industries, Inc., 5.00%,
10/01/2044	250,000	288,220
		4,013,596
Construction Machinery & Heavy Trucks–0.11%
Ashtead Capital, Inc. (United
Kingdom), 4.00%,
05/01/2028(b)	2,115,000	2,137,675
Westinghouse Air Brake Technologies
Corp., 4.95%, 09/15/2028	209,000	237,847
		2,375,522
Construction Materials–1.42%
Carrier Global Corp.,
2.24%, 02/15/2025(b)	7,631,000	7,772,701
2.49%, 02/15/2027(b)	2,982,000	3,038,671
2.72%, 02/15/2030(b)	6,236,000	6,338,958
3.38%, 04/05/2040(b)	5,956,000	6,122,869
3.58%, 04/05/2050(b)	4,027,000	4,141,102
CRH America Finance, Inc. (Ireland),
3.95%, 04/04/2028(b)	3,524,000	3,999,721
		31,414,022
Consumer Finance–1.29%
Ally Financial, Inc.,
4.13%, 03/30/2020	4,155,000	4,167,507
5.13%, 09/30/2024	434,000	481,699
4.63%, 03/30/2025	1,303,000	1,422,869
American Express Co., Series C,
4.90% (3 mo. USD LIBOR +
3.29%)(c)(d)	3,075,000	3,063,100
Capital One Financial Corp., 3.75%,
03/09/2027	6,970,000	7,619,932
Credit Acceptance Corp.,
5.13%, 12/31/2024(b)	1,381,000	1,425,882
6.63%, 03/15/2026(b)	1,923,000	2,023,751
Discover Bank, 4.68% (5 yr.
U.S. Swap Rate + 1.73%),
08/09/2028(c)	1,990,000	2,116,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Consumer Finance–(continued)
Navient Corp.,
8.00%, 03/25/2020	$99,000	$99,516
7.25%, 01/25/2022	160,000	168,685
7.25%, 09/25/2023	1,040,000	1,120,590
5.00%, 03/15/2027	486,000	471,274
Synchrony Financial, 4.50%,
07/23/2025	4,000,000	4,399,021
		28,580,221
Copper–0.64%
First Quantum Minerals Ltd. (Zambia),
7.50%, 04/01/2025(b)	548,000	523,112
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	4,626,000	4,574,513
4.13%, 03/01/2028	4,062,000	3,854,229
4.25%, 03/01/2030	4,062,000	3,827,419
5.40%, 11/14/2034	1,102,000	1,077,401
Taseko Mines Ltd. (Canada), 8.75%,
06/15/2022(b)	445,000	401,751
		14,258,425
Data Processing & Outsourced Services–0.49%
Alliance Data Systems Corp., 4.75%,
12/15/2024(b)	2,112,000	2,077,680
Cardtronics, Inc./Cardtronics USA,
Inc., 5.50%, 05/01/2025(b)	212,000	217,918
Fiserv, Inc., 4.20%, 10/01/2028	2,400,000	2,746,180
PayPal Holdings, Inc.,
2.65%, 10/01/2026	3,243,000	3,389,923
2.85%, 10/01/2029	2,247,000	2,363,675
		10,795,376
Department Stores–0.01%
Kohl's Corp., 5.55%, 07/17/2045	249,000	267,177
Diversified Banks–10.07%
Africa Finance Corp. (Supranational),
4.38%, 04/17/2026(b)	7,620,000	8,247,583
ANZ New Zealand (Int'l) Ltd. (New
Zealand), 2.13%, 07/28/2021(b)	3,990,000	4,034,676
Australia & New Zealand Banking Group
Ltd. (Australia),
2.95%, 07/22/2030(b)(c)	3,576,000	3,657,759
6.75%(b)(d)	3,847,000	4,345,514
Banco del Estado de Chile (Chile),
2.70%, 01/09/2025(b)	2,875,000	2,910,938
Bank of America Corp.,
3.86%, (3 mo. USD LIBOR +
0.94%), 07/23/2024(c)	8,727,000	9,342,152
7.75%, 05/14/2038	2,850,000	4,614,856
Series AA, 6.10%(d)	6,420,000	7,121,738
Series DD, 6.30%(d)	2,040,000	2,303,497
Series Z, 6.50%(d)	4,500,000	4,969,627
Bank of China Ltd. (China), 5.00%,
11/13/2024(b)	2,850,000	3,182,622
Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	765,000	781,498
7.63%, 11/21/2022	200,000	222,974
Barclays PLC (United Kingdom),
4.84%, 05/09/2028	965,000	1,068,310
BBVA Bancomer S.A. (Mexico),
4.38%, 04/10/2024(b)	2,015,000	2,151,869
	Principal
	Amount	Value
Diversified Banks–(continued)
BNP Paribas S.A. (France),
4.38%, 03/01/2033(b)(c)	$ 5,330,000	$5,895,719
4.50%(b)(c)(d)	6,218,000	5,942,076
BPCE S.A. (France), 2.38%,
01/14/2025(b)	3,971,000	4,032,094
Citigroup, Inc.,
3.50%, 05/15/2023	3,980,000	4,187,778
2.88%, (3 mo. USD LIBOR +
0.95%), 07/24/2023(c)	1,575,000	1,616,939
5.50%, 09/13/2025	4,845,000	5,676,203
3.98%, 03/20/2030(c)	4,000,000	4,529,983
4.65%, 07/23/2048	1,983,000	2,629,173
Series Q, 5.95%(d)	1,570,000	1,593,212
Series T, 6.25%(d)	2,110,000	2,345,613
Series U, 5.00%(d)	7,500,000	7,688,962
Series V, 4.70%(c)(d)	2,340,000	2,312,213
Credit Agricole S.A. (France),
8.13%(b)(d)	202,000	239,044
Federation des caisses Desjardins du
Quebec (Canada), 2.05%,
02/10/2025(b)	5,537,000	5,608,319
Global Bank Corp. (Panama), 4.50%,
10/20/2021(b)	6,573,000	6,747,184
HSBC Holdings PLC (United Kingdom),
4.00%, 03/30/2022	2,070,000	2,165,022
2.69%, (3 mo. USD LIBOR +
1.00%), 05/18/2024(c)	2,663,000	2,680,842
6.00%(d)	5,365,000	5,578,715
ING Groep N.V. (Netherlands),
6.00%(d)	465,000	464,954
JPMorgan Chase & Co.,
2.30%, 08/15/2021	4,545,000	4,553,408
2.70%, (3 mo. USD LIBOR +
0.89%), 07/23/2024(c)	5,790,000	5,842,170
3.63%, 12/01/2027	2,750,000	2,982,709
3.70%, 05/06/2030(c)	4,000,000	4,458,246
4.26%, (3 mo. USD LIBOR +
1.58%), 02/22/2048(c)	1,935,000	2,423,921
Series W, 2.69% (3 mo. USD
LIBOR + 1.00%), 05/15/2047(c)	5,770,000	5,116,519
Series HH, 4.60% (SOFR +
3.13%)(c)(d)	3,330,000	3,350,813
Series I, 5.24% (3 mo. USD LIBOR
+ 3.47%)(c)(d)	2,726,000	2,725,305
Series V, 5.23% (3 mo. USD LIBOR
+ 3.32%)(c)(d)	2,005,000	1,998,474
National Australia Bank Ltd.
(Australia), 3.93%,
08/02/2034(b)(c)	1,690,000	1,848,834
Royal Bank of Scotland Group PLC (The)
(United Kingdom),
3.50%, (3 mo. USD LIBOR +
1.48%), 05/15/2023(c)	5,711,000	5,899,077
3.75%, 11/01/2029(c)	1,895,000	1,970,882
SMBC Aviation Capital Finance DAC
(Ireland),
3.00%, 07/15/2022(b)	3,147,000	3,249,321
4.13%, 07/15/2023(b)	4,076,000	4,382,807
Societe Generale S.A. (France),
7.38%(b)(d)	202,000	211,550
7.38%(b)(d)	1,507,000	1,578,243
7.38%(b)(d)	3,665,000	3,956,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Diversified Banks–(continued)
Standard Chartered PLC (United
Kingdom),
3.09%, (3 mo. USD LIBOR +
1.20%), 09/10/2022(b)(c)	$3,395,000	$3,425,373
2.97%, (3 mo. USD LIBOR +
1.15%), 01/20/2023(b)(c)	1,442,000	1,454,140
4.30%, 02/19/2027(b)	1,628,000	1,752,021
7.50%(b)(d)	200,000	210,187
7.75%(b)(d)	2,690,000	2,899,793
Sumitomo Mitsui Financial Group, Inc.
(Japan), 3.04%, 07/16/2029	4,755,000	5,064,737
Wells Fargo & Co.,
4.15%, 01/24/2029	4,000,000	4,599,317
5.38%, 11/02/2043	7,865,000	10,400,742
4.75%, 12/07/2046	2,045,000	2,572,460
Westpac Banking Corp. (Australia),
2.89%, 02/04/2030(c)	3,166,000	3,213,023
		223,029,896
Diversified Capital Markets–1.03%
Credit Suisse AG (Switzerland),
3.00%, 10/29/2021	2,065,000	2,114,045
Credit Suisse Group AG (Switzerland),
7.50%(b)(d)	2,410,000	2,603,149
7.25%(b)(d)	330,000	364,879
5.10%(b)(d)	4,230,000	4,203,563
Macquarie Bank Ltd. (Australia),
6.13%(b)(c)(d)	5,010,000	5,295,996
UBS Group AG (Switzerland), 3.13%
(3 mo. USD LIBOR + 1.47%),
08/13/2030(b)(c)	7,847,000	8,327,543
		22,909,175
Diversified Chemicals–0.21%
Chemours Co. (The), 7.00%,
05/15/2025	105,000	98,131
Dow Chemical Co. (The), 3.15%,
05/15/2024	2,023,000	2,148,589
OCP S.A. (Morocco), 4.50%,
10/22/2025(b)	2,259,000	2,446,877
		4,693,597
Diversified Metals & Mining–0.60%
Corp. Nacional del Cobre de Chile (Chile),
3.15%, 01/14/2030(b)	3,425,000	3,509,206
3.70%, 01/30/2050(b)	2,345,000	2,373,102
Hudbay Minerals, Inc. (Canada),
7.63%, 01/15/2025(b)	285,000	275,143
Teck Resources Ltd. (Canada),
6.13%, 10/01/2035	5,753,000	6,844,580
Vedanta Resources Ltd. (India),
6.38%, 07/30/2022(b)	291,000	278,141
		13,280,172
Diversified REITs–0.99%
iStar, Inc., 4.75%, 10/01/2024	560,000	572,799
Trust F/1401 (Mexico),
5.25%, 12/15/2024(b)	4,124,000	4,556,669
5.25%, 01/30/2026(b)	3,705,000	4,076,787
4.87%, 01/15/2030(b)	4,150,000	4,551,512
6.39%, 01/15/2050(b)	6,695,000	7,872,885
	Principal
	Amount	Value
Diversified REITs–(continued)
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	$93,000	$93,319
3.75%, 02/15/2027(b)	93,000	92,477
4.13%, 08/15/2030(b)	93,000	93,291
		21,909,739
Drug Retail–0.17%
CVS Pass Through Trust, 5.77%,
01/10/2033(b)	1,772,364	2,113,406
CVS Pass-Through Trust, 6.04%,
12/10/2028	1,341,328	1,548,071
		3,661,477
Electric Utilities–2.18%
Commonwealth Edison Co.,
Series 127, 3.20%, 11/15/2049	4,289,000	4,557,861
DPL, Inc., 4.35%, 04/15/2029(b)	42,000	39,285
Drax Finco PLC (United Kingdom),
6.63%, 11/01/2025(b)	3,600,000	3,766,086
Electricite de France S.A. (France),
6.00%, 01/22/2114(b)	6,655,000	8,667,771
Georgia Power Co.,
2.85%, 05/15/2022	3,862,000	3,987,689
Series A, 2.20%, 09/15/2024	10,999,000	11,263,669
Southern Co. (The), Series B, 5.50%,
03/15/2057(c)	11,592,000	11,941,359
Xcel Energy, Inc., 3.50%,
12/01/2049	3,632,000	4,011,226
		48,234,946
Electrical Components & Equipment–0.03%
EnerSys,
5.00%, 04/30/2023(b)	476,000	499,603
4.38%, 12/15/2027(b)	107,000	108,471
		608,074
Electronic Components–1.43%
Corning, Inc., 5.45%, 11/15/2079	28,236,000	31,575,786
Electronic Equipment & Instruments–0.03%
Itron, Inc., 5.00%, 01/15/2026(b)	239,000	246,684
MTS Systems Corp., 5.75%,
08/15/2027(b)	316,000	322,430
		569,114
Environmental & Facilities Services–0.01%
Waste Pro USA, Inc., 5.50%,
02/15/2026(b)	219,000	214,111
Fertilizers & Agricultural Chemicals–0.01%
OCI N.V. (Netherlands), 6.63%,
04/15/2023(b)	211,000	219,335
Financial Exchanges & Data–0.12%
Moody's Corp.,
4.88%, 02/15/2024	232,000	258,369
5.25%, 07/15/2044	1,665,000	2,280,892
MSCI, Inc., 5.25%, 11/15/2024(b)	60,000	61,769
		2,601,030
Food Distributors–0.02%
US Foods, Inc., 5.88%,
06/15/2024(b)	466,000	475,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Food Retail–0.34%
Albertson's Cos., Inc./Safeway, Inc./New
Albertson's L.P./Albertson's LLC,
3.50%, 02/15/2023(b)	$3,502,000	$3,515,132
6.63%, 06/15/2024	363,000	373,886
4.63%, 01/15/2027(b)	248,000	244,739
5.88%, 02/15/2028(b)	193,000	200,942
4.88%, 02/15/2030(b)	1,812,000	1,816,530
Alimentation Couche-Tard, Inc.
(Canada), 2.95%, 01/25/2030(b)	1,317,000	1,357,142
		7,508,371
Forest Products–0.02%
Norbord, Inc. (Canada), 5.75%,
07/15/2027(b)	410,000	430,642
Gas Utilities–0.08%
AmeriGas Partners L.P./AmeriGas
Finance Corp.,
5.63%, 05/20/2024	298,000	310,572
5.88%, 08/20/2026	464,000	482,268
Suburban Propane Partners
L.P./Suburban Energy Finance
Corp., 5.50%, 06/01/2024	590,000	585,286
Superior Plus L.P./Superior General
Partner, Inc. (Canada), 7.00%,
07/15/2026(b)	339,000	363,695
		1,741,821
Health Care Equipment–0.00%
Teleflex, Inc., 4.88%, 06/01/2026	50,000	52,267
Health Care Facilities–0.83%
Acadia Healthcare Co., Inc., 6.50%,
03/01/2024	164,000	168,783
HCA Healthcare, Inc., 6.25%,
02/15/2021	621,000	645,483
HCA, Inc.,
5.00%, 03/15/2024	9,500,000	10,565,418
5.38%, 02/01/2025	242,000	268,036
5.25%, 04/15/2025	151,000	171,682
5.88%, 02/15/2026	166,000	187,701
5.38%, 09/01/2026	111,000	123,743
5.50%, 06/15/2047	5,161,000	6,143,779
		18,274,625
Health Care REITs–0.54%
Diversified Healthcare Trust, 6.75%,
12/15/2021	2,606,000	2,770,726
Healthpeak Properties, Inc., 4.25%,
11/15/2023	983,000	1,070,504
MPT Operating Partnership L.P./MPT
Finance Corp.,
5.00%, 10/15/2027	605,000	632,851
4.63%, 08/01/2029	2,463,000	2,592,320
Physicians Realty L.P., 4.30%,
03/15/2027	1,775,000	1,980,806
Welltower, Inc., 3.10%,
01/15/2030	2,680,000	2,864,642
		11,911,849
Health Care Services–1.16%
AMN Healthcare, Inc., 5.13%,
10/01/2024(b)	181,000	186,053
	Principal
	Amount	Value
Health Care Services–(continued)
Cigna Corp.,
4.50%, 03/15/2021(b)	$1,860,000	$1,898,171
3.75%, 07/15/2023	5,052,000	5,381,620
2.72%, (3 mo. USD LIBOR +
0.89%), 07/15/2023(c)	5,327,000	5,394,803
4.38%, 10/15/2028	1,938,000	2,206,069
4.80%, 08/15/2038	5,467,000	6,586,594
CVS Health Corp., 2.63%,
08/15/2024	3,015,000	3,116,163
Envision Healthcare Corp., 8.75%,
10/15/2026(b)	145,000	77,162
Hadrian Merger Sub, Inc., 8.50%,
05/01/2026(b)	371,000	380,404
MPH Acquisition Holdings LLC,
7.13%, 06/01/2024(b)	281,000	262,091
Team Health Holdings, Inc., 6.38%,
02/01/2025(b)	172,000	95,101
		25,584,231
Home Improvement Retail–0.35%
Hillman Group, Inc. (The), 6.38%,
07/15/2022(b)	131,000	117,859
Lowe's Cos., Inc., 3.65%,
04/05/2029	6,778,000	7,520,159
		7,638,018
Homebuilding–1.22%
Ashton Woods USA LLC/Ashton Woods
Finance Co., 9.88%,
04/01/2027(b)	251,000	284,972
Beazer Homes USA, Inc., 5.88%,
10/15/2027	41,000	41,616
KB Home, 4.80%, 11/15/2029	456,000	479,940
Lennar Corp.,
8.38%, 01/15/2021	36,000	37,645
5.38%, 10/01/2022	324,000	344,351
4.75%, 11/15/2022	172,000	180,294
5.25%, 06/01/2026	636,000	702,683
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	8,643,000	8,659,206
6.00%, 01/15/2043	12,008,000	13,277,546
Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	174,000	180,525
4.63%, 03/01/2030(b)	1,700,000	1,652,477
Meritage Homes Corp., 5.13%,
06/06/2027	322,000	359,142
PulteGroup, Inc., 6.38%,
05/15/2033	15,000	18,429
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	352,000	382,578
5.75%, 01/15/2028(b)	226,000	250,346
Taylor Morrison Communities,
Inc./Taylor Morrison Holdings II,
Inc., 5.88%, 04/15/2023(b)	57,000	61,156
		26,912,906
Hotel & Resort REITs–0.09%
Service Properties Trust,
4.95%, 02/15/2027	1,665,000	1,768,722
4.95%, 10/01/2029	249,000	262,938
		2,031,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Hotels, Resorts & Cruise Lines–0.20%
Royal Caribbean Cruises Ltd.,
3.70%, 03/15/2028	$ 4,310,000	$4,428,559
Household Products–0.06%
Reynolds Group Issuer, Inc./LLC,
5.13%, 07/15/2023(b)	90,000	91,088
7.00%, 07/15/2024(b)	732,000	740,239
Spectrum Brands, Inc.,
5.75%, 07/15/2025	331,000	340,099
5.00%, 10/01/2029(b)	108,000	111,831
		1,283,257
Independent Power Producers & Energy Traders–0.08%
AES Corp. (The), 5.50%,
04/15/2025	733,000	751,626
Calpine Corp., 5.50%, 02/01/2024	248,000	244,283
Enviva Partners L.P./Enviva Partners
Finance Corp., 6.50%,
01/15/2026(b)	210,000	218,929
NRG Energy, Inc., 6.63%,
01/15/2027	622,000	649,660
		1,864,498
Industrial Conglomerates–0.78%
GE Capital International Funding Co.
Unlimited Co., 4.42%,
11/15/2035	5,911,000	6,758,387
General Electric Co., 5.55%,
01/05/2026	9,094,000	10,610,607
		17,368,994
Industrial Machinery–0.25%
Cleaver-Brooks, Inc., 7.88%,
03/01/2023(b)	576,000	569,039
EnPro Industries, Inc., 5.75%,
10/15/2026	489,000	520,955
Mueller Industries, Inc., 6.00%,
03/01/2027	492,000	498,321
Parker-Hannifin Corp., 3.25%,
06/14/2029	3,633,000	3,924,912
		5,513,227
Industrial REITs–0.16%
Cibanco S.A. Ibm/PLA Administradora
Industrial S de RL de C.V. (Mexico),
4.96%, 07/18/2029(b)	1,844,000	1,993,825
Prologis L.P.,
2.13%, 04/15/2027	640,000	648,302
3.00%, 04/15/2050	796,000	812,089
		3,454,216
Integrated Oil & Gas–1.35%
Occidental Petroleum Corp., 2.90%,
08/15/2024	12,219,000	12,392,252
Petrobras Global Finance B.V.
(Brazil), 5.75%, 02/01/2029	353,000	398,625
Petroleos Mexicanos (Mexico),
6.88%, 08/04/2026	110,000	120,092
5.95%, 01/28/2031(b)	115,000	112,700
6.95%, 01/28/2060(b)	1,670,000	1,609,463
	Principal
	Amount	Value
Integrated Oil & Gas–(continued)
Saudi Arabian Oil Co. (Saudi Arabia),
2.88%, 04/16/2024(b)	$10,449,000	$10,739,740
4.25%, 04/16/2039(b)	1,687,000	1,873,649
4.38%, 04/16/2049(b)	2,407,000	2,730,202
		29,976,723
Integrated Telecommunication Services–1.97%
Altice France S.A. (France), 7.38%,
05/01/2026(b)	400,000	420,220
AT&T, Inc.,
3.07%, (3 mo. USD LIBOR +
1.18%), 06/12/2024(c)	2,832,000	2,867,127
5.25%, 03/01/2037	2,660,000	3,282,854
5.15%, 03/15/2042	3,670,000	4,486,584
5.35%, 12/15/2043	3,360,000	4,174,534
4.75%, 05/15/2046	2,895,000	3,418,703
5.15%, 02/15/2050	8,382,000	10,518,335
5.70%, 03/01/2057	2,735,000	3,782,862
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	202,000	212,855
8.00%, 10/15/2025(b)	43,000	46,324
CommScope, Inc., 6.00%,
03/01/2026(b)	413,000	424,690
Embarq Corp., 8.00%, 06/01/2036	425,000	453,379
Frontier Communications Corp.,
10.50%, 09/15/2022	146,000	66,658
11.00%, 09/15/2025	159,000	73,140
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	46,000	53,407
7.20%, 07/18/2036	589,000	730,861
Telefonica Emisiones S.A. (Spain),
7.05%, 06/20/2036	2,865,000	4,137,943
T-Mobile USA, Inc., 6.50%,
01/15/2026	1,352,000	1,425,887
Verizon Communications, Inc.,
4.81%, 03/15/2039	2,267,000	2,909,817
Virgin Media Finance PLC (United
Kingdom), 6.00%,
10/15/2024(b)	200,000	204,977
		43,691,157
Interactive Media & Services–1.21%
Cable Onda S.A. (Panama), 4.50%,
01/30/2030(b)	200,000	203,870
Cumulus Media New Holdings, Inc.,
6.75%, 07/01/2026(b)	247,000	256,960
Diamond Sports Group LLC/Diamond
Sports Finance Co.,
5.38%, 08/15/2026(b)	4,738,000	4,377,410
6.63%, 08/15/2027(b)	339,000	275,217
Match Group, Inc., 5.63%,
02/15/2029(b)	5,513,000	5,838,805
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	2,073,000	2,143,964
3.60%, 01/19/2028(b)	4,305,000	4,649,590
3.93%, 01/19/2038(b)	3,137,000	3,619,179
Twitter, Inc., 3.88%,
12/15/2027(b)	5,404,000	5,532,345
		26,897,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Internet & Direct Marketing Retail–0.88%
Alibaba Group Holding Ltd. (China),
4.20%, 12/06/2047	$ 2,190,000	$2,653,157
4.40%, 12/06/2057	2,190,000	2,792,528
QVC, Inc.,
4.75%, 02/15/2027	1,869,000	1,841,822
5.45%, 08/15/2034	12,014,000	12,115,588
		19,403,095
Investment Banking & Brokerage–1.77%
Cantor Fitzgerald L.P., 6.50%,
06/17/2022(b)	3,205,000	3,513,029
Charles Schwab Corp. (The), Series E,
4.63%(d)	4,560,000	4,624,114
Goldman Sachs Group, Inc. (The),
6.75%, 10/01/2037	4,675,000	6,705,332
4.80%, 07/08/2044	4,280,000	5,480,797
Series P, 5.00%(d)	3,255,000	3,200,511
Jefferies Group LLC/Jefferies Group
Capital Finance, Inc., 4.15%,
01/23/2030	3,874,000	4,203,119
Morgan Stanley,
4.35%, 09/08/2026	350,000	392,097
2.70%, 01/22/2031(c)	10,493,000	10,836,376
Raymond James Financial, Inc.,
4.95%, 07/15/2046	228,000	292,488
		39,247,863
IT Consulting & Other Services–0.07%
DXC Technology Co., 4.45%,
09/18/2022	1,460,000	1,546,519
Leisure Facilities–0.03%
Cedar Fair L.P./Canada's Wonderland
Co./Magnum Management Corp.,
5.38%, 06/01/2024	247,000	252,042
Six Flags Entertainment Corp.,
4.88%, 07/31/2024(b)	352,000	348,158
		600,200
Life & Health Insurance–2.52%
American Equity Investment Life
Holding Co., 5.00%,
06/15/2027	3,375,000	3,737,621
Athene Global Funding, 2.50%,
01/14/2025(b)	3,440,000	3,532,004
Athene Holding Ltd., 4.13%,
01/12/2028	7,130,000	7,595,838
Brighthouse Financial, Inc., 4.70%,
06/22/2047	6,627,000	6,715,529
Dai-ichi Life Insurance Co. Ltd. (The)
(Japan), 4.00%(b)(d)	3,060,000	3,253,805
Global Atlantic Fin Co., 4.40%,
10/15/2029(b)	10,195,000	10,791,468
MetLife, Inc.,
4.13%, 08/13/2042	2,400,000	2,874,677
Series C, 5.25%(d)	3,990,000	3,964,564
Series D, 5.88%(d)	300,000	334,745
Nationwide Financial Services, Inc.,
5.38%, 03/25/2021(b)	6,660,000	6,934,272
3.90%, 11/30/2049(b)	3,344,000	3,759,079
Prudential Financial, Inc., 3.91%,
12/07/2047	2,001,000	2,268,728
		55,762,330
	Principal
	Amount	Value
Life Sciences Tools & Services–0.02%
Charles River Laboratories
International, Inc., 4.25%,
05/01/2028(b)	$383,000	$386,121
Managed Health Care–0.17%
Centene Corp.,
5.25%, 04/01/2025(b)	340,000	351,050
5.38%, 06/01/2026(b)	521,000	549,317
5.38%, 08/15/2026(b)	155,000	163,331
4.63%, 12/15/2029(b)	221,000	236,879
UnitedHealth Group, Inc., 3.75%,
07/15/2025	2,134,000	2,366,243
		3,666,820
Marine Ports & Services–0.05%
Adani Abbot Point Terminal Pty. Ltd.
(Australia), 4.45%,
12/15/2022(b)	1,004,000	1,024,117
Metal & Glass Containers–0.25%
Ardagh Packaging Finance
PLC/Ardagh Holdings USA, Inc.,
6.00%, 02/15/2025(b)	200,000	209,000
Ball Corp., 5.25%, 07/01/2025	359,000	397,742
Berry Global, Inc.,
5.50%, 05/15/2022	144,000	145,079
6.00%, 10/15/2022	58,000	59,088
Flex Acquisition Co., Inc.,
6.88%, 01/15/2025(b)	195,000	190,127
7.88%, 07/15/2026(b)	252,000	256,365
OI European Group B.V., 4.00%,
03/15/2023(b)	73,000	74,034
Silgan Holdings, Inc., 4.13%,
02/01/2028(b)	4,279,000	4,300,395
		5,631,830
Movies & Entertainment–0.17%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	268,000	215,851
6.13%, 05/15/2027	285,000	228,720
Netflix, Inc.,
5.88%, 11/15/2028	1,110,000	1,250,027
5.38%, 11/15/2029(b)	1,927,000	2,098,599
		3,793,197
Multi-line Insurance–0.73%
American International Group, Inc.,
4.50%, 07/16/2044	2,260,000	2,776,108
Fairfax Financial Holdings Ltd.
(Canada), 4.85%, 04/17/2028	3,010,000	3,382,186
Guardian Life Insurance Co. of
America (The), 3.70%,
01/22/2070(b)	3,061,000	3,466,516
Nationwide Mutual Insurance Co.,
4.95%, 04/22/2044(b)	3,210,000	4,210,674
XLIT Ltd. (Bermuda), 5.50%,
03/31/2045	1,670,000	2,392,361
		16,227,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Multi-Utilities–0.41%
CenterPoint Energy, Inc.,
2.50%, 09/01/2024	$3,210,000	$3,316,744
Series A, 6.13%(d)	5,595,000	5,772,949
		9,089,693
Office REITs–0.39%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	2,940,000	3,262,843
3.38%, 08/15/2031	1,848,000	2,052,299
4.00%, 02/01/2050	2,811,000	3,400,817
		8,715,959
Office Services & Supplies–0.05%
Pitney Bowes, Inc., 5.20%,
04/01/2023	1,079,000	1,082,145
Oil & Gas Drilling–0.02%
Ensign Drilling, Inc. (Canada), 9.25%,
04/15/2024(b)	223,000	200,981
Precision Drilling Corp. (Canada),
5.25%, 11/15/2024	207,000	183,670
Transocean, Inc., 8.00%,
02/01/2027(b)	81,000	67,939
		452,590
Oil & Gas Equipment & Services–0.17%
Baker Hughes, a GE Co. LLC/Baker
Hughes Co-Obligor, Inc., 3.34%,
12/15/2027	3,477,000	3,660,474
Hilcorp Energy I L.P./Hilcorp Finance
Co., 6.25%, 11/01/2028(b)	256,000	186,974
		3,847,448
Oil & Gas Exploration & Production–1.95%
Antero Resources Corp., 5.63%,
06/01/2023	285,000	154,612
Ascent Resources Utica
Holdings LLC/ARU Finance Corp.,
10.00%, 04/01/2022(b)	177,000	151,284
Callon Petroleum Co.,
6.13%, 10/01/2024	231,000	183,645
6.38%, 07/01/2026	92,000	71,792
Cameron LNG LLC,
3.30%, 01/15/2035(b)	4,239,000	4,567,430
3.40%, 01/15/2038(b)	4,567,000	5,025,679
Concho Resources, Inc., 4.38%,
01/15/2025	6,682,000	6,899,574
Continental Resources, Inc., 5.00%,
09/15/2022	24,378,000	24,350,694
Genesis Energy L.P./Genesis Energy
Finance Corp.,
6.25%, 05/15/2026	255,000	213,651
7.75%, 02/01/2028	304,000	265,620
Gulfport Energy Corp.,
6.63%, 05/01/2023	423,000	222,206
6.00%, 10/15/2024	236,000	79,060
QEP Resources, Inc., 5.63%,
03/01/2026	480,000	385,212
Southwestern Energy Co.,
7.50%, 04/01/2026	190,000	145,355
7.75%, 10/01/2027	434,000	329,851
	Principal
	Amount	Value
Oil & Gas Exploration & Production–(continued)
Whiting Petroleum Corp.,
Conv., 1.25%, 04/01/2020	$39,000	$35,198
5.75%, 03/15/2021	241,000	139,117
6.63%, 01/15/2026	172,000	63,214
		43,283,194
Oil & Gas Refining & Marketing–0.28%
Calumet Specialty Products Partners
L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	347,000	344,185
EnLink Midstream Partners L.P.,
4.85%, 07/15/2026	371,000	318,531
5.60%, 04/01/2044	327,000	252,606
NuStar Logistics L.P., 6.00%,
06/01/2026	556,000	582,118
Parkland Fuel Corp. (Canada),
6.00%, 04/01/2026(b)	406,000	425,021
5.88%, 07/15/2027(b)	3,025,000	3,113,723
PBF Holding Co. LLC/PBF Finance
Corp., 6.00%, 02/15/2028(b)	317,000	313,830
Sunoco L.P./Sunoco Finance Corp.,
5.88%, 03/15/2028	723,000	741,326
		6,091,340
Oil & Gas Storage & Transportation–9.07%
Antero Midstream Partners
L.P./Antero Midstream Finance
Corp., 5.38%, 09/15/2024	410,000	310,575
Cheniere Energy Partners L.P.,
5.63%, 10/01/2026	236,000	237,622
Crestwood Midstream Partners
L.P./Crestwood Midstream Finance
Corp., 5.75%, 04/01/2025	241,000	236,178
DCP Midstream Operating L.P.,
5.13%, 05/15/2029	394,000	387,834
Energy Transfer Operating L.P.,
5.88%, 01/15/2024	508,000	569,803
2.90%, 05/15/2025	4,349,000	4,441,503
3.75%, 05/15/2030	7,127,000	7,237,755
4.90%, 03/15/2035	8,695,000	9,386,911
5.00%, 05/15/2050	7,841,000	7,979,016
Series A, 6.25%(d)	515,000	460,026
Enterprise Products Operating LLC,
3.13%, 07/31/2029	3,900,000	4,085,990
2.80%, 01/31/2030	7,601,000	7,779,412
4.80%, 02/01/2049	2,369,000	2,767,199
4.20%, 01/31/2050	2,786,000	2,970,672
3.70%, 01/31/2051	15,335,000	15,354,783
3.95%, 01/31/2060	7,233,000	7,116,362
Series D,
6.88%, 03/01/2033	2,660,000	3,771,447
4.88%, 08/16/2077(c)	11,201,000	10,996,526
Hess Midstream Operations L.P.,
5.63%, 02/15/2026(b)	389,000	388,939
Holly Energy Partners L.P./Holly
Energy Finance Corp., 5.00%,
02/01/2028(b)	95,000	95,772
Kinder Morgan Energy Partners L.P.,
4.30%, 05/01/2024	2,383,000	2,586,281
Kinder Morgan, Inc.,
7.80%, 08/01/2031	9,500,000	13,357,533
7.75%, 01/15/2032	7,672,000	11,185,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Oil & Gas Storage & Transportation–(continued)
MPLX L.P.,
2.79%, (3 mo. USD LIBOR +
0.90%), 09/09/2021(c)	$ 7,864,000	$7,887,362
2.99%, (3 mo. USD LIBOR +
1.10%), 09/09/2022(c)	5,688,000	5,709,405
4.80%, 02/15/2029	2,355,000	2,640,560
4.70%, 04/15/2048	2,781,000	2,903,754
5.50%, 02/15/2049	3,731,000	4,197,431
NGL Energy Partners L.P./NGL Energy
Finance Corp., 7.50%,
04/15/2026	357,000	304,297
NGPL PipeCo. LLC, 7.77%,
12/15/2037(b)	7,250,000	9,408,624
Plains All American Pipeline L.P.,
Series B, 6.13%(d)	6,150,000	5,447,393
Plains All American Pipeline L.P./PAA
Finance Corp., 3.55%,
12/15/2029	13,704,000	13,509,292
Sabine Pass Liquefaction LLC,
5.75%, 05/15/2024	10,100,000	11,365,742
Targa Resources Partners L.P./Targa
Resources Partners Finance Corp.,
5.25%, 05/01/2023	2,445,000	2,444,230
5.13%, 02/01/2025	439,000	441,748
5.88%, 04/15/2026	677,000	698,646
5.00%, 01/15/2028	201,000	198,894
5.50%, 03/01/2030(b)	63,000	62,430
Western Midstream Operating L.P.,
4.00%, 07/01/2022	2,910,000	2,981,394
2.70%, (3 mo. USD LIBOR +
0.85%), 01/13/2023(c)	3,960,000	3,946,179
3.10%, 02/01/2025	2,149,000	2,149,991
Williams Cos., Inc. (The),
4.13%, 11/15/2020	6,204,000	6,267,995
7.88%, 09/01/2021	140,000	153,267
3.60%, 03/15/2022	3,670,000	3,788,301
4.55%, 06/24/2024	399,000	437,412
3.75%, 06/15/2027	250,000	262,421
		200,910,109
Other Diversified Financial Services–0.76%
Carlyle Finance LLC, 5.65%,
09/15/2048(b)	11,281,000	14,757,548
eG Global Finance PLC (Netherlands),
6.75%, 02/07/2025(b)	259,000	253,712
Football Trust V, 5.35%,
10/05/2020(b)	450,270	460,128
ILFC E-Capital Trust II, 4.15%,
12/21/2065(b)(c)	620,000	507,430
Lions Gate Capital Holdings LLC,
6.38%, 02/01/2024(b)	242,000	237,763
LPL Holdings, Inc., 5.75%,
09/15/2025(b)	241,000	250,638
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp., 6.75%,
06/01/2025(b)	378,000	377,172
		16,844,391
Packaged Foods & Meats–0.40%
B&G Foods, Inc.,
5.25%, 04/01/2025	237,000	234,529
5.25%, 09/15/2027	96,000	95,160
	Principal
	Amount	Value
Packaged Foods & Meats–(continued)
Conagra Brands, Inc., 5.30%,
11/01/2038	$ 300,000	$364,520
Hershey Co. (The), 3.13%,
11/15/2049	2,833,000	3,059,504
JBS USA LUX S.A./JBS USA Food
Co./JBS USA Finance, Inc.,
5.50%, 01/15/2030(b)	217,000	229,404
Kraft Heinz Foods Co.,
6.88%, 01/26/2039	249,000	297,925
5.00%, 06/04/2042	235,000	236,345
Lamb Weston Holdings, Inc., 4.63%,
11/01/2024(b)	186,000	193,982
Mars, Inc., 2.70%, 04/01/2025(b)	3,334,000	3,525,695
Pilgrim's Pride Corp., 5.88%,
09/30/2027(b)	398,000	413,184
TreeHouse Foods, Inc., 6.00%,
02/15/2024(b)	223,000	230,713
		8,880,961
Paper Packaging–0.13%
Cascades, Inc./Cascades USA, Inc.
(Canada), 5.38%, 01/15/2028(b)	2,547,000	2,629,778
Trivium Packaging Finance B.V.
(Netherlands), 5.50%,
08/15/2026(b)	200,000	207,625
		2,837,403
Paper Products–0.16%
Mercer International, Inc. (Germany),
6.50%, 02/01/2024	157,000	161,186
5.50%, 01/15/2026	88,000	83,224
Schweitzer-Mauduit International,
Inc., 6.88%, 10/01/2026(b)	485,000	521,544
Suzano Austria GmbH (Brazil),
6.00%, 01/15/2029	2,408,000	2,701,902
		3,467,856
Pharmaceuticals–1.74%
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(b)	188,000	192,152
5.50%, 11/01/2025(b)	177,000	182,605
9.00%, 12/15/2025(b)	202,000	225,424
Bayer US Finance II LLC (Germany),
2.58%, (3 mo. USD LIBOR +
0.63%), 06/25/2021(b)(c)	2,759,000	2,765,310
2.90%, (3 mo. USD LIBOR +
1.01%), 12/15/2023(b)(c)	5,955,000	5,972,082
3.88%, 12/15/2023(b)	1,964,000	2,109,611
Bristol-Myers Squibb Co.,
2.90%, 07/26/2024(b)	8,373,000	8,828,239
3.20%, 06/15/2026(b)	3,106,000	3,392,924
3.40%, 07/26/2029(b)	300,000	336,331
4.25%, 10/26/2049(b)	3,196,000	4,117,234
Endo Dac/Endo Finance LLC/Endo
Finco, Inc., 6.00%,
07/15/2023(b)	200,000	157,502
GlaxoSmithKline Capital PLC (United
Kingdom), 2.88%, 06/01/2022	4,053,000	4,173,313
HLF Financing S.a.r.l. LLC/Herbalife
International, Inc., 7.25%,
08/15/2026(b)	245,000	247,756
Par Pharmaceutical, Inc., 7.50%,
04/01/2027(b)	205,000	216,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Pharmaceuticals–(continued)
Pfizer, Inc., 2.95%, 03/15/2024	$ 5,274,000	$5,599,506
		38,516,987
Property & Casualty Insurance–0.09%
Allstate Corp. (The), 4.20%,
12/15/2046	1,505,000	1,932,153
AmWINS Group, Inc., 7.75%,
07/01/2026(b)	107,000	111,385
		2,043,538
Publishing–0.01%
Meredith Corp., 6.88%,
02/01/2026	322,000	323,786
Railroads–1.93%
Canadian Pacific Railway Co.
(Canada), 6.13%, 09/15/2115	11,960,000	19,428,475
CSX Corp., 4.65%, 03/01/2068	3,463,000	4,251,152
Kenan Advantage Group, Inc. (The),
7.88%, 07/31/2023(b)	408,000	403,069
Norfolk Southern Corp.,
2.55%, 11/01/2029	2,799,000	2,913,525
3.40%, 11/01/2049	3,568,000	3,791,931
Union Pacific Corp.,
2.15%, 02/05/2027	3,779,000	3,856,411
2.40%, 02/05/2030	4,719,000	4,843,112
3.95%, 08/15/2059	2,888,000	3,256,905
		42,744,580
Regional Banks–1.69%
CIT Group, Inc., 5.00%,
08/01/2023	311,000	332,641
Citizens Financial Group, Inc.,
2.38%, 07/28/2021	5,719,000	5,776,540
2.50%, 02/06/2030	3,653,000	3,709,608
Series A, 5.50%(d)	1,100,000	1,094,726
Fifth Third Bancorp,
4.30%, 01/16/2024	2,730,000	2,963,699
2.38%, 01/28/2025	7,685,000	7,915,338
First Niagara Financial Group, Inc.,
7.25%, 12/15/2021	1,300,000	1,424,100
KeyCorp, 2.25%, 04/06/2027	5,309,000	5,370,078
M&T Bank Corp., Series F, 5.13%(d)	1,366,000	1,466,176
Synovus Financial Corp., 3.13%,
11/01/2022	2,457,000	2,522,491
Zions Bancorporation N.A., 3.25%,
10/29/2029	4,640,000	4,866,777
		37,442,174
Research & Consulting Services–0.00%
Dun & Bradstreet Corp. (The),
10.25%, 02/15/2027(b)	57,000	64,088
Residential REITs–0.52%
Essex Portfolio L.P., 3.63%,
08/15/2022	3,600,000	3,766,758
Spirit Realty L.P.,
4.00%, 07/15/2029	1,790,000	2,004,827
3.40%, 01/15/2030	5,305,000	5,666,617
		11,438,202
	Principal
	Amount	Value
Restaurants–0.38%
1011778 BC ULC/New Red Finance,
Inc. (Canada), 5.00%,
10/15/2025(b)	$489,000	$492,259
Aramark Services, Inc., 5.00%,
04/01/2025(b)	215,000	222,523
IRB Holding Corp., 6.75%,
02/15/2026(b)	239,000	237,888
Starbucks Corp., 4.45%,
08/15/2049	6,077,000	7,349,868
		8,302,538
Retail REITs–0.12%
Regency Centers L.P., 4.13%,
03/15/2028	2,396,000	2,716,172
Security & Alarm Services–0.02%
Brink's Co. (The), 4.63%,
10/15/2027(b)	201,000	206,492
Prime Security Services
Borrower LLC/Prime Finance, Inc.,
5.75%, 04/15/2026(b)	240,000	250,050
		456,542
Semiconductor Equipment–0.00%
Lam Research Corp., 3.75%,
03/15/2026	50,000	55,190
Semiconductors–1.88%
Analog Devices, Inc., 3.13%,
12/05/2023	2,420,000	2,557,521
Broadcom Corp./Broadcom Cayman
Finance Ltd.,
3.00%, 01/15/2022	8,505,000	8,674,678
3.88%, 01/15/2027	5,965,000	6,260,272
3.50%, 01/15/2028	7,101,000	7,338,559
Micron Technology, Inc.,
4.98%, 02/06/2026	2,035,000	2,276,187
4.19%, 02/15/2027	6,500,000	6,965,072
NXP B.V./NXP Funding LLC
(Netherlands), 3.88%,
09/01/2022(b)	7,160,000	7,513,390
		41,585,679
Soft Drinks–0.32%
Fomento Economico Mexicano S.A.B.
de C.V. (Mexico), 3.50%,
01/16/2050	6,480,000	6,879,507
Keurig Dr Pepper, Inc., 4.60%,
05/25/2028	250,000	288,636
		7,168,143
Sovereign Debt–0.84%
Banque Ouest Africaine de
Developpement (Supranational),
5.00%, 07/27/2027(b)	8,000,000	8,691,920
Oman Government International Bond
(Oman), 4.13%, 01/17/2023(b)	2,929,000	2,957,576
Saudi Government International Bond
(Saudi Arabia), 3.75%,
01/21/2055(b)	6,865,000	6,976,556
		18,626,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Specialized Consumer Services–0.04%
ServiceMaster Co. LLC (The),
5.13%, 11/15/2024(b)	$ 235,000	$242,834
7.45%, 08/15/2027	463,000	531,453
		774,287
Specialized Finance–0.27%
National Rural Utilities Cooperative
Finance Corp., 2.40%,
03/15/2030	5,840,000	6,066,998
Specialized REITs–0.18%
Equinix, Inc.,
5.88%, 01/15/2026	723,000	765,462
3.20%, 11/18/2029	120,000	125,818
GLP Capital L.P./GLP Financing II,
Inc., 5.38%, 04/15/2026	247,000	279,266
Iron Mountain US Holdings, Inc.,
5.38%, 06/01/2026(b)	343,000	355,982
Iron Mountain, Inc.,
6.00%, 08/15/2023	182,000	185,565
5.75%, 08/15/2024	84,000	84,839
5.25%, 03/15/2028(b)	456,000	472,940
4.88%, 09/15/2029(b)	991,000	984,402
Rayonier A.M. Products, Inc., 5.50%,
06/01/2024(b)	409,000	235,091
SBA Communications Corp., 4.88%,
09/01/2024	507,000	522,106
		4,011,471
Specialty Chemicals–0.28%
Ashland LLC, 4.75%, 08/15/2022	20,000	20,850
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	4,585,000	4,592,978
Element Solutions, Inc., 5.88%,
12/01/2025(b)	232,000	233,742
GCP Applied Technologies, Inc.,
5.50%, 04/15/2026(b)	349,000	363,954
PolyOne Corp., 5.25%,
03/15/2023	219,000	233,780
PQ Corp., 6.75%, 11/15/2022(b)	195,000	199,630
Sherwin-Williams Co. (The), 2.95%,
08/15/2029	491,000	517,758
		6,162,692
Steel–1.12%
POSCO (South Korea),
2.38%, 01/17/2023(b)	18,285,000	18,585,775
2.50%, 01/17/2025(b)	6,160,000	6,245,869
		24,831,644
Systems Software–0.12%
Camelot Finance S.A., 4.50%,
11/01/2026(b)	107,000	107,725
Microsoft Corp., 4.25%,
02/06/2047	1,868,000	2,464,659
		2,572,384
Technology Distributors–0.11%
Avnet, Inc., 4.63%, 04/15/2026	2,250,000	2,458,227
CDW LLC/CDW Finance Corp., 5.00%,
09/01/2025	80,000	82,591
		2,540,818
	Principal
	Amount	Value
Technology Hardware, Storage & Peripherals–0.97%
Apple, Inc., 2.05%, 09/11/2026	$ 3,868,000	$3,969,667
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	708,000	741,630
4.00%, 07/15/2024(b)	3,160,000	3,387,022
6.02%, 06/15/2026(b)	4,252,000	4,983,104
4.90%, 10/01/2026(b)	1,860,000	2,087,870
8.10%, 07/15/2036(b)	249,000	342,242
8.35%, 07/15/2046(b)	4,426,000	6,021,170
		21,532,705
Textiles–0.01%
Eagle Intermediate Global Holding
B.V./Ruyi US Finance LLC (China),
7.50%, 05/01/2025(b)	214,000	150,424
Thrifts & Mortgage Finance–0.00%
Nationstar Mortgage Holdings, Inc.,
6.00%, 01/15/2027(b)	67,000	68,190
Tobacco–1.33%
Altria Group, Inc.,
3.80%, 02/14/2024	4,363,000	4,687,734
4.40%, 02/14/2026	7,026,000	7,874,519
4.80%, 02/14/2029	5,300,000	6,067,549
6.20%, 02/14/2059	2,066,000	2,709,932
BAT Capital Corp. (United Kingdom),
2.79%, 09/06/2024	4,677,000	4,812,121
4.76%, 09/06/2049	2,996,000	3,233,519
		29,385,374
Trading Companies & Distributors–1.52%
AerCap Global Aviation Trust
(Ireland), 6.50%,
06/15/2045(b)(c)	11,026,000	11,881,618
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust (Ireland),
3.50%, 05/26/2022	1,798,000	1,849,056
Air Lease Corp.,
3.88%, 04/01/2021	3,660,000	3,749,276
3.38%, 06/01/2021	3,865,000	3,946,856
3.00%, 09/15/2023	1,965,000	2,025,562
2.30%, 02/01/2025	300,000	300,418
Aircastle Ltd.,
7.63%, 04/15/2020	71,000	71,451
5.00%, 04/01/2023	534,000	581,555
4.40%, 09/25/2023	4,000,000	4,265,077
BMC East LLC, 5.50%,
10/01/2024(b)	370,000	382,178
BOC Aviation Ltd. (Singapore),
3.07% (3 mo. USD LIBOR +
1.13%), 09/26/2023(b)(c)	2,446,000	2,459,123
Herc Holdings, Inc., 5.50%,
07/15/2027(b)	245,000	254,782
United Rentals North America, Inc.,
5.50%, 07/15/2025	192,000	198,320
5.88%, 09/15/2026	704,000	742,702
6.50%, 12/15/2026	327,000	349,285
5.50%, 05/15/2027	129,000	135,131
5.25%, 01/15/2030	343,000	361,470
		33,553,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Trucking–1.53%
Aviation Capital Group LLC,
2.44%, (3 mo. USD LIBOR +
0.67%), 07/30/2021(b)(c)	$ 1,914,000	$1,921,391
4.13%, 08/01/2025(b)	5,593,000	5,992,329
3.50%, 11/01/2027(b)	15,922,000	16,527,841
Avis Budget Car Rental LLC/Avis Budget
Finance, Inc.,
5.25%, 03/15/2025(b)	273,000	275,953
5.75%, 07/15/2027(b)	1,877,000	1,881,739
DAE Funding LLC (United Arab
Emirates), 4.00%,
08/01/2020(b)	2,872,000	2,883,883
Penske Truck Leasing Co. L.P./PTL
Finance Corp.,
3.90%, 02/01/2024(b)	3,433,000	3,699,335
3.40%, 11/15/2026(b)	405,000	428,384
Ryder System, Inc., 2.90%,
12/01/2026	303,000	320,786
		33,931,641
Wireless Telecommunication Services–2.25%
Digicel Group One Ltd. (Jamaica),
8.25%, 12/30/2022(b)	109,000	70,339
Digicel Group Two Ltd. (Jamaica),
8.25%, 09/30/2022(b)	104,000	25,300
Intelsat Jackson Holdings S.A.
(Luxembourg), 8.50%,
10/15/2024(b)	265,000	232,428
Oztel Holdings SPC Ltd. (Oman),
5.63%, 10/24/2023(b)	1,473,000	1,550,221
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	330,000	392,274
5.00%, 03/15/2044	4,835,000	6,248,544
4.35%, 05/01/2049	870,000	1,039,564
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC,
Class A-1, 3.36%,
09/20/2021(b)	8,225,438	8,302,345
4.74%, 03/20/2025(b)	11,472,000	12,307,907
5.15%, 03/20/2028(b)	11,487,000	12,961,959
VEON Holdings B.V. (Netherlands),
4.00%, 04/09/2025(b)	6,366,000	6,541,065
Ypso Finance Bis S.A. (Luxembourg),
10.50%, 05/15/2027(b)	210,000	238,875
		49,910,821
Total U.S. Dollar Denominated Bonds & Notes
(Cost $1,808,670,406)		1,937,711,759
U.S. Treasury Securities–4.84%
U.S. Treasury Bills–0.22%
1.50% - 1.52%,
04/09/2020(e)(f)	4,860,000	4,852,005
U.S. Treasury Bonds–2.35%
2.38%, 11/15/2049	44,509,700	51,971,160
U.S. Treasury Notes–2.27%
1.38%, 01/31/2025	24,923,000	25,469,164
1.50%, 01/31/2027	7,947,800	8,189,339
1.50%, 02/15/2030	16,068,000	16,617,827
		50,276,330
Total U.S. Treasury Securities
(Cost $102,288,623)		107,099,495
		Shares	Value
Preferred Stocks–1.63%
Diversified Banks–1.00%
Bank of America Corp., 7.25%, Series L,
Conv. Pfd.		100	$150,000
Wells Fargo & Co., 7.50%, Class A,
Series L, Conv. Pfd.		14,554	21,903,770
			22,053,770
Investment Banking & Brokerage–0.52%
Morgan Stanley, 7.13%, Series E, Pfd.		265,000	7,356,400
Morgan Stanley, 6.88%, Series F, Pfd.		150,000	4,135,500
			11,491,900
Regional Banks–0.11%
PNC Financial Services Group, Inc. (The),
6.13%, Series P, Pfd.		95,000	2,526,050
Total Preferred Stocks (Cost $31,500,112)			36,071,720
		Principal
		Amount
Asset-Backed Securities–1.28%
Hertz Vehicle Financing II L.P.,
Series 2016-2A, Class B, 3.94%,
03/25/2022(b)		$ 7,500,000	7,649,156
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2II,
4.85%, 07/30/2047(b)		4,265,722	4,658,998
Sonic Capital LLC, Series 2020-1A,
Class A2I, 3.85%,
01/20/2050(b)		10,971,000	11,383,123
Wendy's Funding LLC,
Series 2018-1A, Class A2II,
3.88%, 03/15/2048(b)		4,459,000	4,722,661
Total Asset-Backed Securities
(Cost $27,493,625)			28,413,938
Variable Rate Senior Loan Interests–0.56%(g)
Diversified REITs–0.56%
Asterix, Inc. (Canada), Term Loan,
3.90%, 03/31/2023
(Cost $12,427,138)(h)		16,616,326	12,379,457
Non-U.S. Dollar Denominated Bonds & Notes–0.51%(i)
Diversified Banks–0.01%
Erste Group Bank AG (Austria),
6.50%(b)(d)	EUR	200,000	250,343
Food Retail–0.01%
Iceland Bondco PLC (United Kingdom),
4.63%, 03/15/2025(b)	GBP	200,000	201,818
Quatrim S.A.S.U. (France), 5.88%,
01/15/2024(b)	EUR	100,000	111,361
			313,179
Integrated Telecommunication Services–0.22%
AT&T, Inc., Series B, 2.88%(c)(d)	EUR	4,400,000	4,777,234
Movies & Entertainment–0.14%
Netflix, Inc., 3.88%, 11/15/2029(b) EUR		2,600,000	3,018,448
Sovereign Debt–0.13%
Ukraine Government International
Bond (Ukraine), 4.38%,
01/27/2030(b)	EUR	2,765,000	2,890,332
Total Non-U.S. Dollar Denominated Bonds & Notes
(Cost $11,380,106)			11,249,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

		Principal
		Amount	Value
Municipal Obligations–0.25%
Florida Development Finance Corp. (Palm
Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%,
05/15/2024(b)		$735,000	$749,200
Series 2017, Ref. RB, 0.00%,
05/15/2037(b)(h)(j)		360,000	3,600
Series 2017, Ref. RB, 0.00%,
05/15/2037(b)(h)(j)		350,000	230,730
Grand Parkway Transportation Corp.,
Series 2020, Ref. RB, 3.24%,
10/01/2052		4,465,000	4,552,425
	Total Municipal Obligations (Cost $5,515,448)		5,535,955
		Shares
Common Stocks & Other Equity Interests–0.00%
Diversified Support Services–0.00%
ACC Claims Holdings LLC(h)(k)		727,470	1
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust, Series ACC1(k)(l)		859,558	1,633
	Total Common Stocks & Other Equity Interests
	(Cost $218,117)		1,634
Investment Abbreviations:
Conv. – Convertible
DAC	– Designated Activity Co.
EUR	– Euro
GBP	– British Pound Sterling
LIBOR – London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar

Notes to Schedule of Investments:

	Shares	Value
Money Market Funds–2.90%
Invesco Government & Agency Portfolio,
Institutional Class, 1.50%(m)	23,166,315	$23,166,314
Invesco Liquid Assets Portfolio,
Institutional Class, 1.64%(m)	14,686,555	14,693,899
Invesco Treasury Portfolio, Institutional
Class, 1.48%(m)	26,475,788	26,475,788
Total Money Market Funds (Cost $64,334,592)		64,336,001
Options Purchased–0.04%
(Cost $1,185,847)(n)		888,558
TOTAL INVESTMENTS IN SECURITIES–99.52%
(Cost $2,065,014,014)		2,203,688,053
OTHER ASSETS LESS LIABILITIES—0.48%		10,639,296
NET ASSETS–100.00%		$2,214,327,349

(a)Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $724,347,604, which represented 32.71% of the Fund's Net Assets.

(c)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(d)Perpetual bond with no specified maturity date.

(e)All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1K and Note 1M.

(f)Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(h)Security valued using significant unobservable inputs (Level 3). See Note 3.

(i)Foreign denominated security. Principal amount is denominated in the currency indicated.

(j)Zero coupon bond issued at a discount.

(k)Non-income producing security.

(l)Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.

(m)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

(n)The table below details options purchased.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

Open Exchange-Traded Equity Options Purchased

		Type of	Expiration	Number of	Exercise		Notional
Description		Contract	Date	Contracts	Price		Value*	Value
Equity Risk
Amazon.com, Inc.		Call	06/18/2021	1	$2,200.00		$220,000	$ 14,787
Apple, Inc.		Call	01/15/2021	16	340.00		544,000	16,560

Booking Holdings, Inc.		Call	01/15/2021	2	2,100.00		420,000	15,790

Consumer Discretionary Select Sector SPDR Fund		Call	06/18/2021	20	135.00		270,000	7,000
Health Care Select Sector SPDR Fund Option		Call	01/15/2021	25	104.00		260,000	6,250
Health Care Select Sector SPDR Fund Option		Call	01/15/2021	25	106.00		265,000	6,063

Industrial Select Sector SPDR Fund		Call	01/15/2021	20	85.00		170,000	5,000
Intel Corp. Option		Call	01/15/2021	48	72.50		348,000	8,520
JPMorgan Chase & Co.		Call	01/15/2021	15	135.00		202,500	7,275

Microsoft Corp.		Call	03/19/2021	24	190.00		456,000	24,120
Oracle Corp.		Call	01/15/2021	27	62.50		168,750	3,105
QUALCOMM, Inc.		Call	01/15/2021	2	97.50		19,500	783

UnitedHealth Group, Inc.		Call	01/15/2021	8	290.00		232,000	13,280

Verizon Communications, Inc.		Call	01/15/2021	30	60.00		180,000	5,805
Total Open Exchange-Traded Equity Options Purchased				263				$134,338

* Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.
	Open Exchange-Traded Index Options Purchased
		Type of	Expiration	Number of	Exercise		Notional
Description		Contract	Date	Contracts	Price		Value*	Value
Equity Risk
S&P 500 Index		Call	06/18/2021	43	$3,100.00	$13,330,000		$754,220

* Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.
	Open Exchange-Traded Equity Options Written
								Unrealized
	Type of	Expiration	Number of	Exercise	Premiums	Notional		Appreciation
Description	Contract	Date	Contracts	Price	Received	Value*	Value	(Depreciation)
Equity Risk
Booking Holdings, Inc.	Call	01/15/2021	2	$2,400.00	$(15,194)	$480,000	$ (5,810)	$ 9,384

Health Care Select Sector SPDR Fund	Call	01/15/2021	25	103.33	(17,549)	258,325	(7,125)	10,424

Oracle Corp.	Call	01/15/2021	12	70.00	(1,643)	84,000	(522)	1,121
QUALCOMM, Inc.	Call	01/15/2021	1	110.00	(267)	11,000	(223)	44
UnitedHealth Group, Inc.	Call	01/15/2021	3	300.00	(3,006)	90,000	(4,080)	(1,074)

Total Exchange-Traded Equity Options Written					$(37,659)		$(17,760)	$19,899

*Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Credit Default Swaptions Written

(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Premiums	Notional		Unrealized
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread	Received	Value	Value	(Depreciation)
Credit Risk
Markit CDX North
Morgan Stanley and			America High Yield
Co. International			Index, Series 33,
PLC	Buy	106.00%	Version 2	3MonthUSDLIBOR% Quarterly		03/18/2020	3.769	$(218,804)	$(55,953,000)	$(869,157)	$(650,353)

LIBOR London Interbank Offered Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

Open Futures Contracts

Unrealized
Long Futures Contracts	Number of	Expiration	Notional	Appreciation
Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	948	June-2020	$ 206,975,063	$ 1,257,196	$ 1,257,196
U.S. Treasury 10 Year Notes	681	June-2020	91,764,750	1,239,275	1,239,275

U.S. Treasury Long Bonds	585	June-2020	99,596,250	2,639,199	2,639,199

Subtotal—Long Futures Contracts	5,135,670	5,135,670

Short Futures Contracts
Interest Rate Risk
U.S. Treasury Ultra Bonds	192	June-2020	(39,840,000)	(958,926)	(958,926)

U.S. Treasury 5 Year Notes	317	June-2020	(38,911,750)	(381,288)	(381,288)

U.S. Treasury 10 Year Ultra Bonds	779	June-2020	(117,020,406)	(1,845,690)	(1,845,690)

Subtotal—Short Futures Contracts	(3,185,904)	(3,185,904)
Total Futures Contracts	$ 1,949,766	$ 1,949,766

Open Centrally Cleared Credit Default Swap Agreements
(Pay)/
Receive	Implied	Upfront
Buy/Sell	Fixed	Payment	Credit	Payments Paid	Unrealized
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(a)	Notional Value	(Received)	Value	Appreciation
Credit Risk
Markit CDX North America High Yield
Index, Series 33, Version 2	Buy	(5.00)%	Quarterly	12/20/2024	3.769%	USD 55,393,470	$(5,082,895)	$(2,994,958)	$2,087,937

(a)Implied credit spreads represent the current level, as of February 29, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Forward Foreign Currency Contracts

			Contract to			Unrealized
Settlement						Appreciation

Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk
05/29/2020	Canadian Imperial Bank of Commerce	CAD 19,863,000		USD 14,961,303		$163,537
05/29/2020	Goldman Sachs & Co.	GBP	150,888	USD	195,569	1,711

Subtotal—Appreciation						165,248
Currency Risk
05/29/2020	Citibank N.A.	EUR	253,538	USD	276,124	(5,166)
05/29/2020	Goldman Sachs & Co.	EUR	9,680,250	USD 10,564,589		(175,243)
Subtotal—Depreciation						(180,409)

	Total Forward Foreign Currency Contracts					$(15,161)

Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound Sterling
SPDR —Standard & Poor's Depositary Receipt
USD	—U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $2,000,679,422)	$2,139,352,052
Investments in affiliated money market funds, at value
(Cost $64,334,592)	64,336,001
Other investments:
Variation margin receivable — futures contracts	324,531
Unrealized appreciation on forward foreign currency
contracts outstanding	165,248
Foreign currencies, at value (Cost $2,483,256)	2,485,678
Receivable for:
Investments sold	4,387,501
Fund shares sold	8,729,238
Dividends	320,563
Interest	19,440,324
Investment for trustee deferred compensation and
retirement plans	208,012
Other assets	60,682
Total assets	2,239,809,830
Liabilities:
Other investments:
Options written, at value (premiums received
$256,463)	886,917
Variation margin payable — centrally cleared swap
agreements	70,285
Unrealized depreciation on forward foreign currency
contracts outstanding	180,409
Payable for:
Investments purchased	13,582,126
Dividends	881,416
Fund shares reacquired	7,725,320
Amount due custodian	778,149
Accrued fees to affiliates	800,353
Accrued trustees' and officers' fees and benefits	4,287
Accrued other operating expenses	344,244
Trustee deferred compensation and retirement plans	228,975
Total liabilities	25,482,481
Net assets applicable to shares outstanding	$2,214,327,349
Net assets consist of:
Shares of beneficial interest	$2,053,510,712
Distributable earnings	160,816,637
$2,214,327,349
Net Assets:
Class A	$1,224,248,147
Class C	$66,661,742
Class R	$12,435,044
Class Y	$343,579,892
Class R5	$8,536,700
Class R6	$558,865,824

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	156,910,009
Class C	8,475,032
Class R	1,592,846
Class Y	43,934,810
Class R5	1,092,646
Class R6	71,458,127
Class A:
Net asset value per share	$7.80
Maximum offering price per share
(Net asset value of $7.80 ÷ 95.75%)	$8.15
Class C:
Net asset value and offering price per share	$7.87
Class R:
Net asset value and offering price per share	$7.81
Class Y:
Net asset value and offering price per share	$7.82
Class R5:
Net asset value and offering price per share	$7.81
Class R6:
Net asset value and offering price per share	$7.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$71,416,105
Dividends	1,991,111
Dividends from affiliated money market funds	746,254
Total investment income	74,153,470
Expenses:
Advisory fees	5,953,163
Administrative services fees	258,095
Custodian fees	100,983
Distribution fees:
Class A	2,702,111
Class C	498,891
Class R	47,156
Transfer agent fees — A, C, R and Y	2,187,867
Transfer agent fees — R5	7,456
Transfer agent fees — R6	70,557
Trustees' and officers' fees and benefits	40,244
Registration and filing fees	170,430
Reports to shareholders	364,436
Professional services fees	99,956
Other	75,311
Total expenses	12,576,656
Less: Fees waived and/or expense offset arrangement(s)	(50,641)
Net expenses	12,526,015
Net investment income	61,627,455
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	38,624,371
Foreign currencies	(133,968)
Forward foreign currency contracts	416,951
Futures contracts	2,352,505
Option contracts written	178,716
Swap agreements	(166,390)
41,272,185
Change in net unrealized appreciation (depreciation) of:
Investment securities	148,689,419
Foreign currencies	2,455
Forward foreign currency contracts	(7,988)
Futures contracts	2,152,996
Option contracts written	(603,697)
Swap agreements	2,087,937
152,321,122
Net realized and unrealized gain	193,593,307
Net increase in net assets resulting from operations	$255,220,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$61,627,455	$62,749,097
Net realized gain (loss)	41,272,185	(14,858,734)

Change in net unrealized appreciation (depreciation)	152,321,122	(24,719,740)
Net increase in net assets resulting from operations	255,220,762	23,170,623
Distributions to shareholders from distributable earnings:
Class A	(39,207,717)	(39,985,134)

Class C	(1,423,644)	(2,347,265)

Class R	(314,228)	(286,266)

Class Y	(7,404,773)	(3,526,392)

Class R5	(299,295)	(289,714)

Class R6	(18,464,031)	(18,562,159)

Total distributions from distributable earnings	(67,113,688)	(64,996,930)
Share transactions–net:
Class A	142,684,257	(7,544,776)

Class C	24,316,590	(43,254,102)

Class R	4,577,992	(104,011)
Class Y	237,103,282	968,322
Class R5	902,229	3,168,593
Class R6	122,588,233	(14,236,672)

Net increase (decrease) in net assets resulting from share transactions	532,172,583	(61,002,646)

Net increase (decrease) in net assets	720,279,657	(102,828,953)
Net assets:
Beginning of year	1,494,047,692	1,596,876,645
End of year	$2,214,327,349	$1,494,047,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end ofperiod	expenses	expenses	to average	Portfolio
	ofperiod	income(a)	unrealized)	operations	income	gains	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A											0.80%(d)	0.80%(d)	3.30%(d)
Year ended 02/29/20	$7.02	$0.25	$ 0.80	$ 1.05	$(0.27)	$—	$(0.27)	$7.80	15.20%	$1,224,248				192%
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65	968,160	0.83	0.83	4.00	145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68	1,001,173	0.85	0.85	3.58	180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	—	(0.26)	7.31	9.97	948,305	0.90	0.90	3.60	212
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	—	(0.26)	6.89	(3.37)	873,526	0.90	0.90	3.79	202
Class C											1.55(d)	1.55(d)	2.55(d)	192
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	—	(0.22)	7.87	14.43	66,662
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91(e)	37,280	1.53	1.53	3.30	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07(e)	82,939	1.58(e)	1.58(e)	2.85(e)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	—	(0.19)	7.36	9.17	85,127	1.65	1.65	2.85	212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	—	(0.19)	6.92	(4.18)(e)	68,853	1.64(e)	1.64(e)	3.05(e)	202
Class R											1.05(d)	1.05(d)	3.05(d)	192
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	—	(0.25)	7.81	15.06	12,435
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30	6,889	1.08	1.08	3.75	145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57	7,196	1.10	1.10	3.33	180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	—	(0.24)	7.31	9.70	6,742	1.15	1.15	3.35	212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	—	(0.25)	6.89	(3.62)	6,847	1.15	1.15	3.54	202
Class Y											0.55(d)	0.55(d)	3.55(d)
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	—	(0.29)	7.82	15.62	343,580				192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76	86,657	0.58	0.58	4.25	145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08	87,895	0.60	0.60	3.83	180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	—	(0.28)	7.32	10.23	235,464	0.65	0.65	3.85	212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	—	(0.28)	6.90	(3.11)	26,500	0.65	0.65	4.04	202
Class R5											0.49(d)	0.49(d)	3.61(d)	192
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	—	(0.29)	7.81	15.55	8,537
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00	6,841	0.49	0.49	4.34	145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16	3,829	0.53	0.53	3.90	180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	—	(0.29)	7.31	10.34	5,222	0.56	0.56	3.94	212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)	6.89	(2.98)	4,547	0.54	0.54	4.15	202
Class R6											0.41(d)	0.41(d)	3.69(d)
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	—	(0.30)	7.82	15.62	558,866				192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01	388,221	0.43	0.43	4.40	145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25	413,844	0.44	0.44	3.99	180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	—	(0.29)	7.32	10.43	29,232	0.47	0.47	4.03	212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	—	(0.30)	6.90	(2.80)	22,567	0.46	0.46	4.23	202

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $1,083,445, $49,889, $9,431, $196,357, $7,608 and $461,526 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95%, 0.98% and 0.99% for the years ended February 28, 2019, February 28, 2018 and February 29, 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

29	Invesco Corporate Bond Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Fund's organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

30	Invesco Corporate Bond Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently "marked-to-market" to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between two parties ("uncleared/ OTC") or, in some instances, must be transacted through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty ("centrally cleared swap"). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund's NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund's ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund's maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund's exposure to the Counterparty.

31	Invesco Corporate Bond Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

O.Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.420%
Next $750 million	0.350%
Over $1.25 billion	0.220%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.33%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $40,754.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. ("IDI"). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the "Plans") for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and

32	Invesco Corporate Bond Fund

maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $189,239 in front-end sales commissions from the sale of Class A shares and $17,377 and $2,812 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,937,711,759	$—	$1,937,711,759
U.S. Treasury Securities	—	107,099,495	—	107,099,495
Preferred Stocks	36,071,720	—	—	36,071,720
Asset-Backed Securities	—	28,413,938	—	28,413,938
Variable Rate Senior Loan Interests	—	—	12,379,457	12,379,457
Non-U.S. Dollar Denominated Bonds & Notes	—	11,249,536	—	11,249,536
Municipal Obligations	—	5,301,625	234,330	5,535,955
Common Stocks & Other Equity Interests	1,633	—	1	1,634
Money Market Funds	64,336,001	—	—	64,336,001
Options Purchased	888,558	—	—	888,558
Total Investments in Securities	101,297,912	2,089,776,353	12,613,788	2,203,688,053
Other Investments - Assets*
Futures Contracts	5,135,670	—	—	5,135,670
Forward Foreign Currency Contracts	—	165,248	—	165,248
Swap Agreements	—	2,087,937	—	2,087,937
	5,135,670	2,253,185	—	7,388,855
Other Investments - Liabilities*
Futures Contracts	(3,185,904)	—	—	(3,185,904)

Forward Foreign Currency Contracts	—	(180,409)	—	(180,409)

Options Written	(17,760)	(869,157)	—	(886,917)

	(3,203,664)	(1,049,566)	—	(4,253,230)
Total Other Investments	1,932,006	1,203,619	—	3,135,625
Total Investments	$103,229,918	$2,090,979,972	$12,613,788	$2,206,823,678

*Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

33	Invesco Corporate Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

			Value
	Credit	Currency	Equity	Interest
Derivative Assets	Risk	Risk	Risk	Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$-	$-	$-	$5,135,670	$5,135,670
Unrealized appreciation on swap agreements — Centrally Cleared(a)	2,087,937	-	-	-	2,087,937
Unrealized appreciation on forward foreign currency contracts
outstanding	-	165,248	-	-	165,248
Options purchased, at value — Exchange-Traded	-	-	888,558	-	888,558

Total Derivative Assets	2,087,937	165,248	888,558	5,135,670	8,277,413
Derivatives not subject to master netting agreements	(2,087,937)	-	(888,558)	(5,135,670)	(8,112,165)

Total Derivative Assets subject to master netting agreements	$-	$165,248	$-	$-	$165,248
			Value
	Credit	Currency	Equity	Interest
Derivative Liabilities	Risk	Risk	Risk	Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$-	$-	$-	$(3,185,904)	$(3,185,904)
Unrealized depreciation on forward foreign currency contracts
outstanding	-	(180,409)	-	-	(180,409)

Options written, at value — Exchange-Traded	-	-	(17,760)	-	(17,760)

Options written, at value — OTC	(869,157)	-	-	-	(869,157)

Total Derivative Liabilities	(869,157)	(180,409)	(17,760)	(3,185,904)	(4,253,230)
Derivatives not subject to master netting agreements	-	-	17,760	3,185,904	3,203,664

Total Derivative Liabilities subject to master netting agreements	$(869,157)	$(180,409)	$-	$-	$(1,049,566)

(a)The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities
	Forward	Forward
	Foreign	Foreign
	Currency	Currency	Options	Total	Net Value of	Collateral		Net
Counterparty	Contracts	Contracts	Written	Liabilities	Derivatives	(Received/Pledged)		Amount
Canadian Imperial Bank of Commerce	$163,537	$-	$-	$-	$ 163,537	$-	$-	$ 163,537
Citibank N.A.	-	(5,166)	-	(5,166)	(5,166)	-	-	(5,166)

Goldman Sachs International	1,711	(175,243)	-	(175,243)	(173,532)	-	-	(173,532)

Morgan Stanley and Co. International PLC	-	-	(869,157)	(869,157)	(869,157)	-	-	(869,157)

Total	$165,248	$(180,409)	$(869,157)	$(1,049,566)	$(884,318)	$-	$-	$(884,318)

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

			Location of Gain (Loss) on
			Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$416,951	$-	$-	$ 416,951
Futures contracts	-	-	-	2,352,505	2,352,505
Options purchased(a)	-	-	898,746	-	898,746
Options written	223,873	-	(45,157)	-	178,716

Swap agreements	(166,390)	-	-	-	(166,390)

34	Invesco Corporate Bond Fund

			Location of Gain (Loss) on
			Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$(7,988)	$-	$-	$(7,988)
Futures contracts	-	-	-	2,152,996	2,152,996

Options purchased(a)	-	-	(434,528)	-	(434,528)

Options written	(650,353)	-	46,656	-	(603,697)
Swap agreements	2,087,937	-	-	-	2,087,937

Total	$1,495,067	$408,963	$465,717	$4,505,501	$6,875,248

(a)Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward		Equity	Index	Equity
	Foreign Currency	Futures	Options	Options	Options	Swaptions	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Written	Agreements
Average notional value	$19,436,658	$404,164,354	$2,651,988	$14,623,333	$856,221	$50,460,000	$70,924,788

Average Contracts	—	—	237	48	33	—	—
NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $9,887.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$67,113,688	$64,595,437
Long-term capital gain	—	401,493

Total distributions	$67,113,688	$64,996,930
Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$ 26,598,989
Net unrealized appreciation — investments		134,408,913

Net unrealized appreciation - foreign currencies		2,555
Temporary book/tax differences		(193,820)
Shares of beneficial interest		2,053,510,712

Total net assets		$2,214,327,349

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to futures, straddle loss deferrals and book to tax accretion and amortization differences.

35	Invesco Corporate Bond Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 29, 2020.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $1,980,347,859 and $1,449,518,935, respectively. During the same period, purchases and sales of

U.S. Treasury obligations were $1,895,435,675 and $1,925,505,630, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$146,103,393
Aggregate unrealized (depreciation) of investments	(11,694,480)
Net unrealized appreciation of investments	$134,408,913

Cost of investments for tax purposes is $2,072,633,569.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums, swap income, distributions and foreign currency, on February 29, 2020, undistributed net investment income was increased by $1,694,197 and undistributed net realized gain was decreased by $1,694,197. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	35,473,678	$ 265,742,466	22,630,208	$158,265,062
Class C	4,995,520	37,734,235	1,644,529	11,664,181
Class R	846,111	6,311,286	299,482	2,104,226
Class Y	36,561,873	274,343,654	6,772,125	47,607,764
Class R5	240,168	1,800,871	527,336	3,768,703
Class R6	24,644,498	184,754,126	16,991,650	120,048,362
Issued as reinvestment of dividends:
Class A	4,531,180	33,863,830	5,046,534	35,328,974
Class C	144,917	1,094,634	278,543	1,966,430
Class R	41,726	312,904	40,314	282,480
Class Y	704,707	5,325,759	319,405	2,239,815
Class R5	39,872	298,388	41,138	288,128
Class R6	2,262,580	16,973,096	2,471,199	17,337,173
Automatic conversion of Class C shares to Class A shares:
Class A	430,893	3,202,034	-	-
Class C	(427,339)	(3,202,034)	-	-
Reacquired:
Class A	(21,473,851)	(160,124,073)	(28,738,755)	(201,138,812)

Class C	(1,503,420)	(11,310,245)	(8,085,359)	(56,884,713)

Class R	(276,033)	(2,046,198)	(356,893)	(2,490,717)

Class Y	(5,650,686)	(42,566,131)	(6,948,007)	(48,879,257)

Class R5	(160,791)	(1,197,030)	(126,151)	(888,238)

Class R6	(10,627,583)	(79,138,989)	(21,631,387)	(151,622,207)

Net increase (decrease) in share activity	70,798,020	$ 532,172,583	(8,824,089)	$(61,002,646)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco Corporate Bond Fund

NOTE 12—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

37	Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Corporate Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,042.00	$3.91	$1,021.03	$3.87	0.77%

Class C	1,000.00	1,039.20	7.71	1,017.30	7.62	1.52

Class R	1,000.00	1,040.70	5.18	1,019.79	5.12	1.02

Class Y	1,000.00	1,043.20	2.64	1,022.28	2.61	0.52
Class R5	1,000.00	1,043.50	2.39	1,022.53	2.36	0.47

Class R6	1,000.00	1,043.90	1.93	1,022.97	1.91	0.38

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

39	Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	6.61%
Corporate Dividends Received Deduction*	6.54%
U.S. Treasury Obligations*	2.98%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

40	Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Corporate Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Corporate Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Corporate Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Corporate Bond Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

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•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Global Real Estate Fund

Nasdaq:

A: AGREX ￿ C: CGREX ￿ R: RGREX ￿ Y: ARGYX ￿ R5: IGREX ￿ R6: FGREX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

12 Financial Statements

15 Financial Highlights

16 Notes to Financial Statements

22Report of Independent Registered Public Accounting Firm

23Fund Expenses

24Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Global Real Estate Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Global Real Estate Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), outperformed the Fund's style- specific benchmark, the Custom Invesco Global Real Estate Index.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.28%
Class C Shares	2.51
Class R Shares	3.02
Class Y Shares	3.55
Class R5 Shares	3.68
Class R6 Shares	3.77
MSCI World Index￿ (Broad Market Index)	4.63
Custom Invesco Global Real Estate Index￿ (Style-Specific Index)	2.20
Lipper Global Real Estate Funds Classification Average￿ (Peer Group)	4.54

Source(s): ￿RIMES Technologies Corp.;￿Invesco, RIMES Technologies Corp.;￿Lipper Inc.

companies are mid-way through reporting year-end financial results. There have been few surprises so far. Retail has been weak, with declines in asset values and some emerg- ing re-purposing strategies to meet the chal- lenges of excess mall capacity. Elsewhere, across most property types and geographies, results have been positive, showing asset value and earnings growth. Management teams continue to show cautious optimism, with a willingness to continue to acquire and develop assets. Listed real estate ends the fiscal year trading at a small discount to net asset value (NAV) on average. European and US REITs are trading at or above NAV on av- erage, while Asian real estate shows discounts in Hong Kong and Japan.

During the fiscal year, the Fund's security selection in the US, UK and Hong Kong con- tributed to performance relative to its style- specific benchmark. Conversely, relative de- tractors included an underweight allocation to Belgium and an allocation to cash. Although the portfolio held a small amount of ancillary

Market conditions and your Fund

At the close of the fiscal year, equity markets reacted strongly to the prospect of dimin- ished global growth as a result of the impact of the Coronavirus (COVID-19) outbreak. At the close of the fiscal year, GDP growth esti- mates for 2020 were cut, as the magnitude and duration of the impact are still far from clear. Government bond yields fell amid risk aversion and in anticipation of interest rate cuts from key central banks. Hong Kong, Sin- gapore and the Chinese government were the first to add stimulus to their economies, with many economic activity indicators showing recessionary levels. However, additional stimulus measures are expected from most central banks around the world to support domestic economies hit by uncertainty. Completion of phase one of a trade deal be- tween China and the US had previously of- fered some positive news to capital markets following significant uncertainty during 2019. We believe negotiations on future trade terms will likely continue. The fiscal year ended with US consumer confidence rising for four con-

Portfolio Composition

By country	% of total net assets
United States	48.25%
Japan	10.62
China	5.80
Germany	5.78
Hong Kong	5.40
United Kingdom	4.13
Canada	3.14
Australia	3.05
Singapore	2.51
Sweden	2.14
Countries, each less than 2% of
portfolio	7.24
Money Market Funds Plus Other
Assets Less Liabilities	1.94

secutive months and was accompanied by increases in housing starts and non-farm pay- rolls. However, areas of caution remain in the US, as industrial production and retail sales reported slight declines. Brexit is now guaran- teed, and the focus will now move to future trade arrangements with the European Union. Published European economic data has shown some stabilization, with the European manu- facturing index showing its highest level in over a year. However, we believe it is likely that the coronavirus outbreak will diminish upcoming activity and resulting economic and wider corporate earnings data.

Global listed real estate offered positive absolute performance over the fiscal year driven by a combination of supportive funda- mental and macro-related factors. Real estate investment trusts (REITs) generally out- performed other risk assets through the late period market sell-off, reflecting underlying income security, as markets tended to reward predictable growth and well-covered divi- dends during a period of falling bond yields and slowing global growth. Listed real estate

Top 10 Equity Holdings*

% of total net assets

1. Boston Properties, Inc.		3.96%
2. AvalonBay Communities, Inc.		2.84
3. Vonovia SE		2.79
4. Ventas, Inc.		2.35
5.	UDR, Inc.	2.12
6.	Simon Property Group, Inc.	2.06
7.	VEREIT, Inc.	2.00
8.	Healthpeak Properties, Inc.	1.88
9.	Invitation Homes, Inc.	1.79
10.	Prologis, Inc.	1.74

cash, it detracted as markets gained through much of the fiscal year.

Top individual absolute contributors to the Fund's performance during the fiscal year included Prologis and Mid-America Apart- ment Communities. In one of the largest transactions of 2019, Prologis acquired Lib- erty Property Trust in an all-stock deal valued at $12.6 billion, representing an opportunity for Prologis to utilize their global platform as a leading operator of distribution centers that serve local consumers or more global trade routes. Additionally, several residential REITs did well over the year, benefiting from eco- nomic and job growth tailwinds, including Mid- America Apartment Communities.

Top individual absolute detractors from Fund performance during the fiscal year in- cluded two positions in the challenged retail sector, Simon Property Group and Macerich. Simon Property Group is the largest mall owner in the US. The company has a strong management team and a track record of pre- dictable cash flow growth, strong asset alloca- tion, and attractive reinvestment returns.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 29, 2020.

4Invesco Global Real Estate Fund

Macerich is a regional mall operator that owns high quality properties in the US. The company offered a discounted valuation and the prospect of stabilized operating results.

At the end of the fiscal year, on a regional and country level, the Fund was overweight North America overall, with overweight posi- tioning in Canada and relatively neutral posi- tioning to the US, relative to the style-specific index. Canadian real estate continues to offer a modest yield premium, geopolitical stability and consistent real estate fundamental growth. In the US, positioning is focused on sectors and market exposures that support rental growth, as well as companies that can generate growth from attractive capital de- ployment opportunities.

Relative to the style-specific index, the Fund held a modest underweight allocation to the Asia Pacific region at the end of the fiscal year. Across the region, the Fund had gener- ally neutral allocations to Australia and Japan and slight underweight exposures to Singa- pore and Hong Kong. Key active positioning reflects underweight exposure to retail fo- cused REITs in the region and overweight exposure to industrial real estate and diversi- fied developers.

The Fund ended the fiscal year with neutral exposure to Europe, relative to its style- specific index. Key active positioning reflects material underweight exposure to retail fo- cused REITs and overweight exposure to resi- dential real estate. The Fund held under- weight positions in Belgium and the Netherlands, and material country overweight exposure to Germany. Additionally, France and Spain show overweight exposure, driven by positions in office focused REITs.

Relative to the style-specific index, the Fund ended the fiscal year with an under- weight allocation to emerging markets (EM). Key active positioning for EM reflects under- weight exposure to ASEAN, Brazilian and Chi- nese homebuilders.

At the end of the fiscal year, real estate continued to offer investors tangible asset exposure, with rents that can adjust upwards (or downwards) over time with economic strength and inflation. Listed real estate com- panies were generally maintaining financial discipline. Falling credit costs were improving cash flows modestly, and absolute levels of debt remained in check. Many companies had the ability to utilize attractively priced new equity and debt to complete accretive acquisi- tions and enhance their growth rate. While recognizing the need to maintain attractive yield characteristics in an income starved world, our overall portfolio maintains a bias toward companies that we believe have higher quality assets, supply constrained real estate market exposure, generally lower lev- eraged balance sheets and most importantly, above average earnings and asset value growth.

We thank you for your continued invest- ment in Invesco Global Real Estate Fund.

Portfolio managers:

Mark Blackburn

James Cowen - Lead

Paul Curbo - Lead

Grant Jackson

Joe Rodriguez, Jr. - Lead

Darin Turner

Ping-Ying Wang - Lead

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Global Real Estate Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$30,000

$23,129 MSCI World Index1

$22,032 Lipper Global Real Estate Funds Classification Average3

25,000$21,614 Custom Invesco Global Real Estate Index2 $21,128 Invesco Global Real Estate Fund — Class R5 Shares

20,000

$19,601 Invesco Global Real Estate Fund — Class R Shares

$19,031 Invesco Global Real Estate Fund — Class A Shares

$18,653 Invesco Global Real Estate Fund — Class C Shares

15,000

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1 Source: RIMES Technologies Corp.

2Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco Global Real Estate Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)		5.05%
10 Years		6.65
5	Years	1.82
1	Year	–2.38
Class C Shares
Inception (4/29/05)		4.92%
10 Years		6.43
5	Years	2.20
1	Year	1.59
Class R Shares
Inception (4/29/05)		5.18%
10 Years		6.96
5	Years	2.70
1	Year	3.02
Class Y Shares
Inception (10/3/08)		6.35%
10 Years		7.51
5	Years	3.23
1	Year	3.55
Class R5 Shares
Inception (4/29/05)		5.94%
10 Years		7.77
5	Years	3.38
1	Year	3.68
Class R6 Shares
10 Years		7.66%
5	Years	3.47
1	Year	3.77

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, perfor- mance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Global Real Estate Fund

Invesco Global Real Estate Fund's investment objective is total return through growth of capital and current income.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The MSCI World IndexSM is an unman- aged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

￿The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ Nareit Developed Index (gross) from Fund inception through February 17, 2005; the FTSE EPRA/Nareit Developed Index (net) index from February 18, 2005, through June 30, 2014; and the FTSE EPRA/ Nareit Global (net) Index from July 1, 2014.

￿The Lipper Global Real Estate Funds Classification Average represents an av- erage of all funds in the Lipper Global Real Estate Funds classification.

￿The FTSE EPRA/Nareit Developed Index is an unmanaged index considered repre- sentative of global real estate companies and REITs. The index is computed using the net return, which withholds taxes for non-resident investors.

￿The FTSE EPRA/Nareit Global Index is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets. The index is computed using the net re- turn, which withholds taxes for non- resident investors.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

￿Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Invest- ment Trusts (Nareit) Equity All REITS Index, which is exclusively owned by Na- reit. The FTSE Nareit Equity All REITS Index is an unmanaged index considered representative of US REITs.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Global Real Estate Fund

Schedule of Investments

February 29, 2020

SharesValue

Common Stocks & Other Equity Interests–98.06%

Australia–3.05%
Charter Hall Long Wale REIT	193,515	$694,624
Dexus	878,333	6,877,267
Goodman Group	384,720	3,704,086
GPT Group (The)	503,957	1,880,056
Mirvac Group	2,251,693	4,405,925
Scentre Group	1,800,004	4,009,210
		21,571,168
Belgium–0.23%
Cofinimmo S.A.	7,637	1,219,904
Montea C.V.A	4,523	425,084
		1,644,988
Brazil–0.54%
BR Malls Participacoes S.A.	452,276	1,652,584
Cyrela Brazil Realty S.A.
Empreendimentos e Participacoes	144,800	965,894
Multiplan Empreendimentos
Imobiliarios S.A.	173,300	1,182,745
		3,801,223
Canada–3.14%
Allied Properties REIT	138,892	5,636,392
Canadian Apartment Properties REIT	93,770	3,921,259
H&R REIT	103,500	1,496,692
Killam Apartment REIT	279,960	4,476,023
SmartCentres REIT	236,600	5,073,085
Summit Industrial Income REIT	175,400	1,659,586
		22,263,037
Chile–0.07%
Parque Arauco S.A.	241,920	496,914
China–5.80%
Agile Group Holdings Ltd.	1,142,000	1,616,568
CapitaLand Retail China Trust	1,214,761	1,236,798
China Evergrande Group	875,000	1,986,390
China Jinmao Holdings Group Ltd.	2,498,000	1,840,086
China Overseas Land & Investment Ltd.	1,345,700	4,552,713
China Resources Land Ltd.	1,063,377	4,947,153
China SCE Group Holdings Ltd.	2,348,000	1,289,792
China Vanke Co. Ltd., H Shares	545,000	2,116,059
CIFI Holdings Group Co. Ltd.	3,120,000	2,410,657
Guangzhou R&F Properties Co. Ltd., H
Shares	398,800	626,688
Logan Property Holdings Co. Ltd.	1,174,000	2,021,481
Longfor Group Holdings Ltd.(a)	593,000	2,765,736
Powerlong Real Estate Holdings Ltd.	1,155,000	726,501
Ronshine China Holdings Ltd.(b)	475,500	531,088
Shenzhen Investment Ltd.	1,946,000	657,771
Shimao Property Holdings Ltd.	1,304,500	4,712,955
Sunac China Holdings Ltd.	828,000	4,566,556
Times China Holdings Ltd.	705,000	1,317,321
Yuexiu Property Co. Ltd.	5,482,000	1,125,597
		41,047,910
	Shares	Value
France–1.70%
Gecina S.A.	45,597	$ 8,158,636
ICADE	38,613	3,857,443
		12,016,079
Germany–5.78%
Aroundtown S.A.	658,084	5,695,668
Deutsche Wohnen SE	155,223	6,265,798
Grand City Properties S.A.	253,860	5,950,756
LEG Immobilien AG	27,437	3,278,490
Vonovia SE	367,964	19,766,018
		40,956,730
Hong Kong–5.40%
CK Asset Holdings Ltd.	1,087,500	6,846,378
Hang Lung Properties Ltd.	2,984,000	6,575,893
Kerry Properties Ltd.	213,500	611,821
Link REIT	684,100	6,371,577
Mapletree North Asia Commercial Trust	712,000	566,443
New World Development Co. Ltd.	5,092,000	6,602,442
Sun Hung Kai Properties Ltd.	676,100	9,682,978
Wharf Holdings Ltd. (The)(c)	466,000	990,199
		38,247,731
India–0.11%
Oberoi Realty Ltd.	115,818	818,598
Indonesia–0.17%
PT Bumi Serpong Damai Tbk(b)	3,476,800	244,045
PT Pakuwon Jati Tbk	16,869,500	627,841
PT Summarecon Agung Tbk	5,194,800	306,993
		1,178,879
Japan–10.62%
Activia Properties, Inc.	907	4,256,773
Comforia Residential REIT, Inc.	1,182	3,620,841
Daiwa House REIT Investment Corp.	1,822	4,551,246
Daiwa Office Investment Corp.	444	3,398,805
Invincible Investment Corp.	3,535	1,412,002
Japan Prime Realty Investment Corp.	784	3,424,371
Japan Real Estate Investment Corp.	941	6,332,955
Japan Rental Housing Investments, Inc.	2,351	2,124,453
Japan Retail Fund Investment Corp.	1,300	2,448,556
LaSalle Logiport REIT	2,323	3,403,854
Mitsui Fudosan Co. Ltd.	384,000	8,895,807
Mitsui Fudosan Logistics Park, Inc.(b)	876	3,881,091
Mori Hills REIT Investment Corp.	1,353	2,127,277
Nippon Accommodations Fund, Inc.	429	2,622,806
Nippon Building Fund, Inc.	849	6,293,224
Nomura Real Estate Holdings, Inc.	148,500	3,234,815
Sumitomo Realty & Development Co. Ltd.	301,200	9,502,678
Tokyu Fudosan Holdings Corp.	576,600	3,627,757
		75,159,311
Malta–0.00%
BGP Holdings PLC(b)(c)	9,888,325	0
Mexico–0.34%
Fibra Uno Administracion S.A. de C.V.	384,994	578,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Global Real Estate Fund

	Shares	Value
Mexico–(continued)
Macquarie Mexico Real Estate Management
S.A. de C.V.(a)	901,400	$ 1,196,188
PLA Administradora Industrial, S. de R.L. de
C.V.	412,200	620,719
		2,395,679
Philippines–0.92%
Altus San Nicolas Corp.(b)(c)	22,307	2,273
Ayala Land, Inc.	2,911,200	2,235,228
Megaworld Corp.	20,961,200	1,401,224
SM Prime Holdings, Inc.	3,816,200	2,862,216
		6,500,941
Singapore–2.51%
Ascendas India Trust	691,000	820,444
Ascendas REIT	1,467,100	3,236,040
CapitaLand Ltd.	1,606,700	4,107,367
CapitaLand Mall Trust	132,300	216,919
City Developments Ltd.	444,000	3,112,912
Keppel DC REIT	936,000	1,542,853
Mapletree Commercial Trust	1,888,515	2,869,167
Mapletree Logistics Trust	1,412,500	1,879,001
		17,784,703
South Africa–0.44%
Growthpoint Properties Ltd.	1,507,567	1,719,877
Redefine Properties Ltd.	2,664,001	928,618
SA Corporate Real Estate Ltd.	3,554,091	475,119
		3,123,614
Spain–1.06%
Inmobiliaria Colonial SOCIMI S.A.	293,664	3,768,950
Merlin Properties SOCIMI S.A.	290,531	3,748,553
		7,517,503
Sweden–2.14%
Fabege AB	462,557	7,609,038
Hufvudstaden AB, Class A	98,980	1,780,723
Wihlborgs Fastigheter AB	299,317	5,748,218
		15,137,979
Switzerland–0.98%
Swiss Prime Site AG(b)	57,429	6,923,974
Thailand–0.47%
Central Pattana PCL, Foreign Shares	1,971,300	3,315,473
Turkey–0.03%
Emlak Konut Gayrimenkul Yatirim Ortakligi
A.S.	903,872	208,720
United Arab Emirates–0.18%
Emaar Development PJSC	889,578	863,757
Emaar Malls PJSC	893,565	387,142
		1,250,899
United Kingdom–4.13%
Assura PLC	3,884,996	3,690,612
Big Yellow Group PLC	168,496	2,311,014
Derwent London PLC	68,594	3,485,532
GCP Student Living PLC	745,859	1,814,871
Grainger PLC	446,365	1,694,848
Land Securities Group PLC	495,118	5,330,547
	Shares	Value
United Kingdom–(continued)
Segro PLC	424,427	$ 4,492,804
Tritax Big Box REIT PLC	2,068,957	3,467,072
Workspace Group PLC	201,406	2,938,608
		29,225,908
United States–48.25%
Agree Realty Corp.	94,221	6,766,952
Alexandria Real Estate Equities, Inc.	40,890	6,210,373
American Assets Trust, Inc.	69,056	2,862,371
American Homes 4 Rent, Class A	280,717	7,267,763
Americold Realty Trust	183,067	5,614,665
AvalonBay Communities, Inc.	100,285	20,116,168
Boston Properties, Inc.	217,424	28,034,651
Camden Property Trust	81,267	8,612,677
CareTrust REIT, Inc.	177,508	3,704,592
Crown Castle International Corp.	17,725	2,539,815
CyrusOne, Inc.	67,628	4,096,904
Digital Realty Trust, Inc.	37,582	4,513,974
EastGroup Properties, Inc.	28,631	3,599,776
Empire State Realty Trust, Inc., Class A	32,371	378,741
EPR Properties	90,045	5,334,266
Equity Residential	80,562	6,050,206
Essential Properties Realty Trust, Inc.	110,802	2,538,474
Essex Property Trust, Inc.	1,449	410,589
Extra Space Storage, Inc.	23,314	2,339,793
Federal Realty Investment Trust	43,953	5,113,492
Four Corners Property Trust, Inc.	53,413	1,532,419
Gaming and Leisure Properties, Inc.	116,789	5,216,965
Healthpeak Properties, Inc.	420,083	13,291,426
Hudson Pacific Properties, Inc.	372,393	12,020,846
Invitation Homes, Inc.	441,380	12,663,192
Kilroy Realty Corp.	16,322	1,186,446
Macerich Co. (The)	199,295	4,069,604
Medical Properties Trust, Inc.	222,496	4,701,341
Mid-America Apartment Communities, Inc.	51,024	6,595,362
Omega Healthcare Investors, Inc.	115,869	4,588,412
Park Hotels & Resorts, Inc.	182,813	3,338,165
Pebblebrook Hotel Trust	262,070	5,296,435
Prologis, Inc.	145,946	12,300,329
Public Storage	47,176	9,865,445
QTS Realty Trust, Inc., Class A	82,560	4,637,395
Realty Income Corp.	4,652	336,758
Regency Centers Corp.	10,604	609,094
Retail Opportunity Investments Corp.	179,843	2,697,645
Rexford Industrial Realty, Inc.	132,404	6,192,535
SBA Communications Corp., Class A	7,080	1,876,837
Simon Property Group, Inc.	118,590	14,596,057
STAG Industrial, Inc.	190,103	5,319,082
Sun Communities, Inc.	66,453	10,159,335
Sunstone Hotel Investors, Inc.	336,130	3,680,624
Terreno Realty Corp.	73,489	4,032,341
UDR, Inc.	333,881	15,017,967
Ventas, Inc.	308,946	16,612,026
VEREIT, Inc.	1,636,132	14,168,903
VICI Properties, Inc.	455,850	11,423,601
Vornado Realty Trust	95,845	5,135,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

	Shares	Value
United States–(continued)
Welltower, Inc.	31,503	$ 2,357,056
		341,625,260
Total Common Stocks & Other Equity Interests
(Cost $605,943,534)		694,213,221

Money Market Funds–1.11%

Invesco Government & Agency Portfolio,
Institutional Class, 1.50%(d)	2,763,063	2,763,063
Invesco Liquid Assets Portfolio, Institutional
Class, 1.64%(d)	1,972,828	1,973,814

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional
Class, 1.48%(d)	3,157,786	$3,157,786
Total Money Market Funds (Cost $7,894,368)		7,894,663
TOTAL INVESTMENTS IN SECURITIES—99.17%
(Cost $613,837,902)		702,107,884
OTHER ASSETS LESS LIABILITIES–0.83%		5,871,050
NET ASSETS–100.00%		$707,978,934

(a)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $3,961,924, which represented less than 1% of the Fund's Net Assets.

(b)Non-income producing security.

(c)Security valued using significant unobservable inputs (Level 3). See Note 3.

(d)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $605,943,534)	$694,213,221
Investments in affiliated money market funds, at value
(Cost $7,894,368)	7,894,663
Cash	349,187
Foreign currencies, at value (Cost $1,172,892)	1,170,387
Receivable for:
Investments sold	21,829,457
Fund shares sold	1,702,839
Dividends	1,261,231
Investment for trustee deferred compensation and
retirement plans	153,340
Other assets	19,461
Total assets	728,593,786
Liabilities:
Payable for:
Investments purchased	18,379,849
Fund shares reacquired	1,646,310
Accrued fees to affiliates	285,181
Accrued trustees' and officers' fees and benefits	3,255
Accrued other operating expenses	130,218
Trustee deferred compensation and retirement plans	170,039
Total liabilities	20,614,852
Net assets applicable to shares outstanding	$707,978,934
Net assets consist of:
Shares of beneficial interest	$631,808,565
Distributable earnings	76,170,369
$707,978,934
Net Assets:
Class A	$143,448,335
Class C	$12,169,004
Class R	$22,292,579
Class Y	$166,068,770
Class R5	$164,048,225
Class R6	$199,952,021

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	12,309,792
Class C	1,044,261
Class R	1,914,369
Class Y	14,253,570
Class R5	14,127,943
Class R6	17,221,113
Class A:
Net asset value per share	$11.65
Maximum offering price per share
(Net asset value of $11.65 ÷ 94.50%)	$12.33
Class C:
Net asset value and offering price per share	$11.65
Class R:
Net asset value and offering price per share	$11.64
Class Y:
Net asset value and offering price per share	$11.65
Class R5:
Net asset value and offering price per share	$11.61
Class R6:
Net asset value and offering price per share	$11.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Dividends (net of foreign withholding taxes of $1,293,431)	$ 24,690,648
Dividends from affiliated money market funds	182,094
Total investment income	24,872,742
Expenses:
Advisory fees	5,853,288
Administrative services fees	112,728
Custodian fees	97,776
Distribution fees:
Class A	391,442
Class C	140,030
Class R	122,448
Transfer agent fees — A, C, R and Y	822,767
Transfer agent fees — R5	189,402
Transfer agent fees — R6	20,674
Trustees' and officers' fees and benefits	27,720
Registration and filing fees	120,143
Reports to shareholders	86,109
Professional services fees	65,457
Other	25,393
Total expenses	8,075,377
Less: Fees waived and/or expense offset arrangement(s)	(13,771)
Net expenses	8,061,606
Net investment income	16,811,136
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $136,467)	70,082,890
Foreign currencies	(85,920)
69,996,970
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $157,083)	(55,360,616)
Foreign currencies	8,493
(55,352,123)
Net realized and unrealized gain	14,644,847
Net increase in net assets resulting from operations	$ 31,455,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$16,811,136	$26,532,879
Net realized gain	69,996,970	62,388,136
Change in net unrealized appreciation (depreciation)	(55,352,123)	6,376,044
Net increase in net assets resulting from operations	31,455,983	95,297,059
Distributions to shareholders from distributable earnings:
Class A	(16,229,157)	(14,253,216)

Class C	(1,318,000)	(2,148,367)

Class R	(2,418,883)	(2,314,959)

Class Y	(20,721,453)	(24,652,771)

Class R5	(19,388,296)	(23,113,218)

Class R6	(23,170,603)	(21,000,926)

Total distributions from distributable earnings	(83,246,392)	(87,483,457)
Share transactions–net:
Class A	(35,816)	(1,637,843)

Class C	(1,640,150)	(12,820,462)
Class R	(67,751)	570,595
Class Y	(13,153,212)	(443,783,707)

Class R5	(33,727,538)	(50,509,782)
Class R6	7,961,247	11,243,127
Net increase (decrease) in net assets resulting from share transactions	(40,663,220)	(496,938,072)

Net increase (decrease) in net assets	(92,453,629)	(489,124,470)
Net assets:
Beginning of year	800,432,563	1,289,557,033
End of year	$707,978,934	$800,432,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end ofperiod	expenses	expenses	to average	Portfolio
	ofperiod	income(a)	unrealized)	operations	income	gains	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A											1.27%(d)	1.27%(d)	1.87%(d)
Year ended 02/29/20	$12.59	$0.24	$ 0.22	$ 0.46	$(0.54)	$(0.86)	$(1.40)	$11.65	3.20%	$ 143,448				60%
Year ended 02/28/19	12.76	0.29	0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26	1.26	2.26	47
Year ended 02/28/18	12.83	0.30(e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27	1.27	2.31(e)	51
Year ended 02/28/17	11.94	0.20	1.16	1.36	(0.47)	—	(0.47)	12.83	11.54	221,942	1.36	1.36	1.54	57
Year ended 02/29/16	13.51	0.19	(1.53)	(1.34)	(0.23)	—	(0.23)	11.94	(10.00)	254,298	1.43	1.43	1.47	84
Class C											2.02(d)	2.02(d)	1.12(d)	60
Year ended 02/29/20	12.59	0.15	0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169
Year ended 02/28/19	12.75	0.20	0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01	2.01	1.51	47
Year ended 02/28/18	12.83	0.21(e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02	2.02	1.56(e)	51
Year ended 02/28/17	11.95	0.10	1.16	1.26	(0.38)	—	(0.38)	12.83	10.62	33,299	2.11	2.11	0.79	57
Year ended 02/29/16	13.52	0.09	(1.53)	(1.44)	(0.13)	—	(0.13)	11.95	(10.67)	36,419	2.18	2.18	0.72	84
Class R											1.52(d)	1.52(d)	1.62(d)	60
Year ended 02/29/20	12.58	0.21	0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293
Year ended 02/28/19	12.75	0.26	0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51	1.51	2.01	47
Year ended 02/28/18	12.83	0.27(e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52	1.52	2.06(e)	51
Year ended 02/28/17	11.95	0.17	1.15	1.32	(0.44)	—	(0.44)	12.83	11.17	19,718	1.61	1.61	1.29	57
Year ended 02/29/16	13.52	0.16	(1.53)	(1.37)	(0.20)	—	(0.20)	11.95	(10.22)	17,999	1.68	1.68	1.22	84
Class Y											1.02(d)	1.02(d)	2.12(d)
Year ended 02/29/20	12.59	0.28	0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069				60
Year ended 02/28/19	12.76	0.33	0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01	1.01	2.51	47
Year ended 02/28/18	12.83	0.34(e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02	1.02	2.56(e)	51
Year ended 02/28/17	11.95	0.23	1.15	1.38	(0.50)	—	(0.50)	12.83	11.72	1,167,799	1.11	1.11	1.79	57
Year ended 02/29/16	13.52	0.22	(1.53)	(1.31)	(0.26)	—	(0.26)	11.95	(9.77)	1,199,430	1.18	1.18	1.72	84
Class R5											0.91(d)	0.91(d)	2.23(d)	60
Year ended 02/29/20	12.55	0.29	0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048
Year ended 02/28/19	12.72	0.34	0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92	0.92	2.60	47
Year ended 02/28/18	12.81	0.35(e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93	0.93	2.65(e)	51
Year ended 02/28/17	11.93	0.26	1.15	1.41	(0.53)	—	(0.53)	12.81	12.00	264,906	0.88	0.88	2.02	57
Year ended 02/29/16	13.49	0.25	(1.52)	(1.27)	(0.29)	—	(0.29)	11.93	(9.47)	296,506	0.91	0.91	1.99	84
Class R6											0.82(d)	0.82(d)	2.32(d)
Year ended 02/29/20	12.55	0.30	0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952				60
Year ended 02/28/19	12.72	0.35	0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83	0.83	2.69	47
Year ended 02/28/18	12.81	0.36(e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85	0.85	2.73(e)	51
Year ended 02/28/17	11.93	0.27	1.15	1.42	(0.54)	—	(0.54)	12.81	12.07	54,547	0.81	0.81	2.09	57
Year ended 02/29/16	13.49	0.26	(1.52)	(1.26)	(0.30)	—	(0.30)	11.93	(9.41)	86,307	0.84	0.84	2.06	84

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $156,577, $14,003, $24,490, $193,694, $189,241 and $213,542 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Global Real Estate Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations

16	Invesco Global Real Estate Fund

and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17	Invesco Global Real Estate Fund

K.Other Risks - The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%
Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $10,373.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $20,288 in front-end sales commissions from the sale of Class A shares and $377 and $94 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18	Invesco Global Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$21,571,168	$—	$21,571,168
Belgium	—	1,644,988	—	1,644,988
Brazil	3,801,223	—	—	3,801,223
Canada	22,263,037	—	—	22,263,037
Chile	496,914	—	—	496,914
China	—	41,047,910	—	41,047,910
France	—	12,016,079	—	12,016,079
Germany	—	40,956,730	—	40,956,730
Hong Kong	—	37,257,532	990,199	38,247,731
India	—	818,598	—	818,598
Indonesia	—	1,178,879	—	1,178,879
Japan	—	75,159,311	—	75,159,311
Malta	—	—	0	0
Mexico	2,395,679	—	—	2,395,679
Philippines	—	6,498,668	2,273	6,500,941
Singapore	—	17,784,703	—	17,784,703
South Africa	—	3,123,614	—	3,123,614
Spain	—	7,517,503	—	7,517,503
Sweden	—	15,137,979	—	15,137,979
Switzerland	—	6,923,974	—	6,923,974
Thailand	3,315,473	—	—	3,315,473
Turkey	—	208,720	—	208,720
United Arab Emirates	—	1,250,899	—	1,250,899
United Kingdom	—	29,225,908	—	29,225,908
United States	341,625,260	—	—	341,625,260
Money Market Funds	7,894,663	—	—	7,894,663
Total Investments	$381,792,249	$319,323,163	$992,472	$702,107,884

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $3,398.

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

19	Invesco Global Real Estate Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$36,141,284	$44,078,531
Long-term capital gain	47,105,108	43,404,926

Total distributions	$83,246,392	$87,483,457

Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$250,116

Undistributed long-term capital gain		14,837,069

Net unrealized appreciation — investments		61,232,081
Net unrealized appreciation (depreciation) - foreign currencies		(4,472)

Temporary book/tax differences		(144,425)

Shares of beneficial interest		631,808,565
Total net assets		$707,978,934

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 29, 2020.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $465,940,777 and $577,406,691, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 93,072,150
Aggregate unrealized (depreciation) of investments	(31,840,069)
Net unrealized appreciation of investments	$ 61,232,081

Cost of investments for tax purposes is $640,875,803.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 29, 2020, undistributed net investment income was increased by $15,260,163 and undistributed net realized gain was decreased by $15,260,163. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

		Summary of Share Activity
	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,760,818	$ 22,777,589	2,261,028	$ 28,724,879
Class C	173,924	2,281,093	280,616	3,445,906
Class R	541,461	7,037,148	508,914	6,562,910
Class Y	3,394,041	43,782,059	7,846,913	102,720,711
Class R5	2,239,175	29,026,282	3,078,116	39,448,509
Class R6	3,369,073	43,574,823	2,447,897	31,729,406
20	Invesco Global Real Estate Fund

		Summary of Share Activity
	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	1,205,299	$ 14,851,940	1,075,963	$13,026,819
Class C	93,998	1,156,416	160,975	1,942,867
Class R	196,327	2,417,775	191,461	2,312,699
Class Y	1,071,649	13,209,094	1,358,715	16,776,278
Class R5	1,466,494	18,054,391	1,699,311	20,530,863
Class R6	1,871,716	23,015,529	1,732,677	20,919,474
Automatic conversion of Class C shares to Class A shares:
Class A	106,558	1,397,846	-	-
Class C	(106,495)	(1,397,846)	-	-
Reacquired:
Class A	(3,009,415)	(39,063,191)	(3,361,221)	(43,389,541)

Class C	(282,806)	(3,679,813)	(1,444,421)	(18,209,235)

Class R	(731,407)	(9,522,674)	(648,158)	(8,305,014)

Class Y	(5,446,309)	(70,144,365)	(42,848,838)	(563,280,696)

Class R5	(6,211,721)	(80,808,211)	(8,613,685)	(110,489,154)

Class R6	(4,522,828)	(58,629,105)	(3,231,067)	(41,405,753)

Net increase (decrease) in share activity	(2,820,448)	$(40,663,220)	(37,504,804)	$(496,938,072)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

21	Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$976.50	$6.04	$1,018.75	$6.17	1.23%

Class C	1,000.00	972.70	9.71	1,015.02	9.92	1.98

Class R	1,000.00	975.20	7.27	1,017.50	7.42	1.48

Class Y	1,000.00	977.80	4.82	1,019.99	4.92	0.98
Class R5	1,000.00	978.10	4.33	1,020.49	4.42	0.88

Class R6	1,000.00	978.60	3.89	1,020.93	3.97	0.79

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23	Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$47,105,108
Qualified Business Income*	29.01%
Qualified Dividend Income*	23.62%
Corporate Dividends Received Deduction*	0.08%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

24	Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Global Real Estate Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Global Real Estate Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Global Real Estate Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Global Real Estate Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Government Money Market Fund

Nasdaq:

Cash Reserve: AIMXX ￿ AX: ACZXX ￿ CX: ACXXX ￿ Investor: INAXX ￿ R6: INVXX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermedi- ary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports elec- tronically, you will not be affected by this change and you need not take any action. You may elect to receive share- holder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to con- tinue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

5 Supplemental Information

6 Schedule of Investments

10 Financial Statements

13 Financial Highlights

14 Notes to Financial Statements

18Report of Independent Registered Public Accounting Firm

19Fund Expenses

20Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Government Money Market Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Government Money Market Fund

Management's Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 29, 2020. As of that date, the Fund's net assets totaled $2.7 billion. As of the same date, the Fund's weighted aver- age maturity was 17 days and the Fund's weighted average life was 113 days.1

Market conditions affecting money market funds

The largest development affecting money market funds and the money market fund industry during the fiscal year was the US Federal Reserve (the Fed) cutting interest rates three times from a range of 2.25%- 2.50% to 1.50%-1.75%². In the beginning of 2020, markets saw an increase in volatility as a result of the impact of the Coronavirus (COVID-19). This has caused the outlook for the Fed to shift from a neutral policy during 2020 to a higher possibility of several rate cuts. Rate cuts by the Fed would likely cause yields on government money market funds to decrease as a result.

Another major development impacting money market funds and the money market industry during the reporting period was the volatility in the short-term funding markets, when repo rates saw a sudden spike. In Octo- ber 2019, the Fed directed the Federal Re- serve Bank of New York Trading Desk (the Desk) to purchase $60 billion per month in short-term Treasury Bills at least into the sec- ond quarter of 2020 to maintain sufficient reserve balances. This resulted in the flatten- ing of the US Treasury curve and the stabili- zation of the repurchase agreement opera- tions (repo) markets. The Fed has indicated their commitment to continuing both perma- nent and temporary open market operations in order to maintain stability in the funding markets.

Thank you for investing in Invesco Govern- ment Money Market Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seek- ing premier liquidity management.

1Weighted average maturity (WAM) is an average of the maturities of all securities held in the port- folio, weighted by each security's percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security's percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfo-

lio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2 Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 02/29/2020
1-7	15.8%
8-30	5.1
31-60	27.5
61-90	8.1
91-180	15.4
181+	28.1

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4Invesco Government Money Market Fund

Invesco Government Money Market Fund's investment objective is to provide current income consistent with preservation of capital and liquidity.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5Invesco Government Money Market Fund

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
U.S. Government Sponsored Agency Securities-34.39%
Federal Farm Credit Bank (FFCB)-1.14%
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(a)	1.52%	07/29/2020	$20,000	$19,999,010
Federal Farm Credit Bank (1 mo. USD LIBOR + 0.08%)(a)	1.66%	02/01/2021	5,000	5,004,107
Federal Farm Credit Bank (SOFR + 0.08%)(a)	2.07%	06/10/2021	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	1.72%	07/09/2021	4,000	4,000,000
				31,003,117
Federal Home Loan Bank (FHLB)-26.04%
Federal Home Loan Bank (SOFR + 0.03%)(a)	1.67%	03/06/2020	25,000	25,000,000
Federal Home Loan Bank (b)	1.57%	04/01/2020	52,000	51,929,923
Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.60%	04/06/2020	40,000	40,000,000
Federal Home Loan Bank (b)	1.45%	04/15/2020	3,000	2,994,562
Federal Home Loan Bank (b)	1.58%	04/20/2020	4,970	4,959,093
Federal Home Loan Bank (b)	1.58%	04/22/2020	5,000	4,988,589
Federal Home Loan Bank (b)	1.41%	04/24/2020	7,000	6,985,195
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.54%	04/28/2020	45,000	45,000,000
Federal Home Loan Bank (1 mo. USD LIBOR + 0.05%)(a)	1.63%	05/01/2020	10,000	10,001,832
Federal Home Loan Bank (SOFR + 0.04%)(a)	1.68%	05/08/2020	7,000	7,000,000
Federal Home Loan Bank (SOFR + 0.08%)(a)	1.72%	05/11/2020	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.02%)(a)	1.66%	05/22/2020	25,000	25,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.22%)(a)	1.67%	06/08/2020	25,000	25,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.61%	06/09/2020	20,000	20,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.22%)(a)	1.67%	06/09/2020	15,000	15,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.61%	06/10/2020	20,000	20,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.59%	06/12/2020	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.04%)(a)	1.68%	06/19/2020	10,000	10,000,000
Federal Home Loan Bank (b)	1.58%	07/06/2020	15,000	14,916,974
Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.59%	07/13/2020	15,000	15,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.59%	07/16/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.10%)(a)	1.65%	07/17/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.03%)(a)	1.67%	07/17/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.08%)(a)	1.72%	07/24/2020	5,000	5,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.60%	08/13/2020	15,000	15,000,000
Federal Home Loan Bank (b)	1.50%	08/19/2020	5,475	5,436,251
Federal Home Loan Bank (SOFR + 0.02%)(a)	1.66%	08/19/2020	50,000	50,000,000
Federal Home Loan Bank (SOFR + 0.03%)(a)	1.67%	08/21/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.02%)(a)	1.66%	08/28/2020	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.05%)(a)	2.08%	09/28/2020	15,000	15,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.05%)(a)	1.61%	10/15/2020	30,000	30,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.21%)(a)	1.64%	10/16/2020	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.03%)(a)	1.67%	11/06/2020	4,000	4,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.19%)(a)	1.65%	11/16/2020	10,000	10,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.04%)(a)	1.62%	12/18/2020	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.10%)(a)	4.48%	12/23/2020	16,000	16,000,000
Federal Home Loan Bank (SOFR + 0.05%)(a)	1.69%	01/22/2021	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.05%)(a)	1.69%	01/28/2021	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.04%)(a)	1.68%	02/09/2021	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.04%)(a)	1.68%	02/25/2021	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.07%)(a)	1.71%	02/26/2021	14,000	14,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(a)	1.77%	04/09/2021	7,000	7,000,000
Federal Home Loan Bank (SOFR + 0.17%)(a)	1.81%	04/09/2021	14,000	14,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(a)	1.74%	04/13/2021	5,000	5,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(a)	1.70%	04/14/2021	12,000	12,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(a)	1.70%	04/19/2021	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.08%)(a)	1.72%	07/23/2021	10,000	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6Invesco Government Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Federal Home Loan Bank (FHLB)-(continued)
Federal Home Loan Bank (SOFR + 0.09%)(a)	1.73%	09/10/2021	$5,000	$5,000,000
				706,212,419
Federal Home Loan Mortgage Corp. (FHLMC)-5.38%
Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(a)	1.68%	04/03/2020	25,000	25,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.02%)(a)	1.66%	07/08/2020	25,000	25,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.02%)(a)	2.28%	07/10/2020	10,000	9,999,254
Federal Home Loan Mortgage Corp. (SOFR + 0.01%)(a)	1.65%	07/22/2020	15,000	15,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(a)	1.68%	09/10/2020	15,000	15,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(a)	1.68%	12/14/2020	15,000	15,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	3.48%	02/05/2021	7,000	7,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	1.67%	02/19/2021	4,000	4,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	1.67%	02/24/2021	30,000	30,000,000
				145,999,254
Federal National Mortgage Association (FNMA)-0.88%
Federal National Mortgage Association (b)	1.51%	06/12/2020	10,000	9,957,083
Federal National Mortgage Association (SOFR + 0.06%)(a)	1.70%	07/30/2020	4,000	4,000,000
Federal National Mortgage Association (SOFR + 0.04%)(a)	1.68%	01/29/2021	10,000	10,000,000
				23,957,083
U.S. International Development Finance Corp. (DFC)-0.95%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	1.60%	06/15/2025	5,000	5,000,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	1.48%	02/15/2028	8,636	8,636,400
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	1.60%	02/15/2028	8,889	8,888,889
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	1.48%	10/15/2040	3,200	3,200,000
				25,725,289
Total U.S. Government Sponsored Agency Securities (Cost $932,897,162)				932,897,162
U.S. Treasury Securities-20.10%
U.S. Treasury Bills-8.64%(b)
U.S. Treasury Bills	1.57%	03/05/2020	35,000	34,993,933
U.S. Treasury Bills	1.55%	03/19/2020	30,000	29,976,900
U.S. Treasury Bills	1.56%	03/26/2020	20,000	19,978,403
U.S. Treasury Bills	1.81%	04/02/2020	20,000	19,968,089
U.S. Treasury Bills	1.69%	04/09/2020	15,000	14,972,700
U.S. Treasury Bills	1.63%	04/16/2020	10,000	9,979,300
U.S. Treasury Bills	1.61%	04/23/2020	5,000	4,988,222
U.S. Treasury Bills	1.62%	04/30/2020	25,000	24,932,917
U.S. Treasury Bills	1.58%	06/25/2020	20,000	19,898,822
U.S. Treasury Bills	1.57%	07/02/2020	25,000	24,866,750
U.S. Treasury Bills	1.52%	08/20/2020	10,000	9,927,856
U.S. Treasury Bills	1.45%	08/27/2020	10,000	9,928,400
U.S. Treasury Bills	1.47%	12/31/2020	10,000	9,876,941
				234,289,233
U.S. Treasury Notes-11.46%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.04%)(a)	1.20%	07/31/2020	7,000	6,999,782
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.05%)(a)	1.20%	10/31/2020	62,000	61,984,954
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.12%)(a)	1.27%	01/31/2021	88,000	87,975,413
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.14%)(a)	1.30%	04/30/2021	82,000	81,978,263
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.22%)(a)	1.38%	07/31/2021	17,000	16,997,483
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.30%)(a)	1.46%	10/31/2021	25,000	25,013,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7Invesco Government Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
U.S. Treasury Notes-(continued)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate +
0.15%)(a)	1.31%	01/31/2022	$5,000	$4,998,378
U.S. Treasury Notes	1.38%	09/15/2020	10,000	9,993,808
U.S. Treasury Notes	2.75%	09/30/2020	15,000	15,113,826
				311,055,117
Total U.S. Treasury Securities (Cost $545,344,350)				545,344,350
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-54.49%
(Cost $1,478,241,512)				1,478,241,512
			Repurchase
Repurchase Agreements-43.64%(d)			Amount

ABN AMRO Bank N.V., joint agreement dated 02/28/2020, aggregate maturing value of
$600,080,500 (collateralized by domestic agency mortgage-backed securities valued at
$612,000,000; 1.50% - 4.50%; 01/01/2024 - 10/20/2049)	1.61%	03/02/2020	50,006,708	50,000,000
Bank of Montreal, joint term agreement dated 02/12/2020, aggregate maturing value of
$250,998,472 (collateralized by U.S. Treasury obligations valued at $255,000,182;
0% - 3.88%; 05/31/2020 - 11/15/2049)(e)	1.58%	05/14/2020	20,079,878	20,000,000
Bank of Montreal, joint term agreement dated 02/12/2020, aggregate maturing value of
$251,011,111 (collateralized by domestic agency mortgage-backed securities valued at
$255,000,002; 3.00% - 4.00%; 10/01/2048 - 02/01/2050)(e)	1.60%	05/14/2020	20,080,889	20,000,000
BMO Capital Markets Corp., joint term agreement dated 01/15/2020, aggregate maturing value of $502,040,833 (collateralized by U.S. Treasury obligations valued at
$510,000,136; 0% - 8.75%; 02/29/2020 - 02/15/2050)(e)	1.58%	04/17/2020	25,102,042	25,000,000
BMO Capital Markets Corp., term agreement dated 01/13/2020, maturing value of
$40,158,744 (collateralized by a U.S. government sponsored agency obligation and domestic agency mortgage-backed securities valued at $40,800,000; 2.50% - 7.00%;
04/03/2024 - 09/15/2061)(e)	1.57%	04/13/2020	40,158,744	40,000,000
BNP Paribas Securities Corp., joint term agreement dated 01/08/2020, aggregate maturing value of $1,003,950,000 (collateralized by U.S. Treasury obligations valued at
$1,020,000,183; 0% - 8.75%; 03/05/2020 - 11/15/2049)(e)	1.58%	04/07/2020	50,197,500	50,000,000
BNP Paribas Securities Corp., joint term agreement dated 01/08/2020, aggregate maturing value of $2,364,361,125 (collateralized by U.S. Treasury obligations, a U.S. government sponsored agency obligation and domestic agency mortgage-backed securities valued at
$2,402,100,000; 0% - 8.75%; 04/02/2020 - 02/25/2050)(e)	1.59%	04/07/2020	155,616,125	155,000,000
BNP Paribas Securities Corp., term agreement dated 12/04/2019, maturing value of
$31,126,325 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $31,620,000; 0% - 5.50%; 02/15/2021 -
10/01/2049)(e)	1.63%	03/03/2020	31,126,325	31,000,000
CIBC World Markets Corp., joint term agreement dated 02/13/2020, aggregate maturing value of $582,126,183 (collateralized by U.S. Treasury obligations valued at
$591,600,183; 0.13% - 3.63%; 12/31/2020 - 11/15/2046)(e)	1.59%	05/06/2020	30,109,975	30,000,000
CIBC World Markets Corp., term agreement dated 02/13/2020, maturing value of
$125,311,111 (collateralized by domestic agency mortgage-backed securities valued at
$127,500,000; 3.00% - 6.00%; 05/01/2028 - 02/01/2057)(e)	1.60%	04/09/2020	125,311,111	125,000,000
Credit Agricole Corporate & Investment Bank, joint term agreement dated 12/23/2019, aggregate maturing value of $1,004,044,444 (collateralized by U.S. Treasury obligations
valued at $1,020,000,074; 0.40% - 2.88%; 11/15/2021 - 01/15/2027)(e)	1.60%	03/23/2020	15,060,667	15,000,000
ING Financial Markets, LLC, joint term agreement dated 02/10/2020, aggregate maturing value of $100,135,000 (collateralized by domestic agency mortgage-backed securities
valued at $102,000,000; 2.50% - 5.50%; 03/01/2029 - 09/01/2057)	1.62%	03/11/2020	7,009,450	7,000,000
ING Financial Markets, LLC, term agreement dated 02/18/2020, maturing value of
$68,282,200 (collateralized by domestic agency mortgage-backed securities valued at
$69,360,000; 2.31% - 6.50%; 01/01/2024 - 05/01/2058)	1.66%	05/18/2020	68,282,200	68,000,000
J.P. Morgan Securities LLC, joint agreement dated 02/28/2020, aggregate maturing value of
$500,067,083 (collateralized by domestic agency mortgage-backed securities and U.S.
goverment sponsored agency obligations valued at $510,000,000; 0% - 6.00%;
12/01/2027 - 03/01/2050)	1.61%	03/02/2020	50,006,708	50,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at
$510,000,063; 0% - 6.00%; 06/01/2023 - 03/01/2050)(f)	1.59%	-	-	28,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at
$295,800,032; 0% - 7.00%; 08/01/2021 - 03/01/2050)(f)	1.63%	-	-	15,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8Invesco Government Money Market Fund

		Interest	Maturity		Repurchase
		Rate	Date		Amount	Value
	J.P. Morgan Securities LLC, joint open agreement dated 07/18/2019 (collateralized by
	U.S. Treasury obligations valued at $357,000,087; 0% - 4.75%; 02/29/2020 -
	11/15/2048)(f)	1.57%	-	$	- $	15,000,000
	J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by
	domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at
	$408,000,056; 0% - 6.00%; 05/01/2024 - 02/20/2050)(f)	1.60%	-		-	25,000,000
	J.P. Morgan Securities LLC, joint term agreement dated 12/04/2019, aggregate maturing
	value of $572,000,000 (collateralized by U.S. Treasury obligations valued at
	$583,440,393; 0% - 3.00%; 04/14/2020 - 02/15/2048)(a)(e)	1.61%	03/04/2020		35,000,000	35,000,000
	Metropolitan Life Insurance Co., joint term agreement dated 02/25/2020, aggregate
	maturing value of $350,117,559 (collateralized by U.S. Treasury obligations valued at
	$367,166,166; 0% - 2.63%; 03/26/2020 - 05/15/2046)(e)	1.61%	03/03/2020		25,009,264	25,001,438
	Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/27/2020, aggregate
	maturing value of $1,022,822,087 (collateralized by U.S. Treasury obligations valued at
	$1,050,853,400; 2.00%; 04/30/2024)(e)	1.62%	03/05/2020		61,369,325	61,350,000
	Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/27/2020, aggregate
	maturing value of $100,031,306 (collateralized by U.S. Treasury obligations valued at
	$102,009,376; 2.63%; 02/15/2029)(e)	1.61%	03/05/2020		25,007,826	25,000,000
	RBC Capital Markets LLC, joint agreement dated 02/28/2020, aggregate maturing value of
	$100,013,417 (collateralized by domestic agency mortgage-backed securities and U.S.
	goverment sponsored agency obligations valued at $102,000,001; 2.05% - 5.00%;
	07/25/2024 - 07/01/2042)	1.61%	03/02/2020		50,006,708	50,000,000
	RBC Capital Markets LLC, joint term agreement dated 02/28/2020, aggregate maturing value
	of $1,250,000,000 (collateralized by domestic agency mortgage-backed securities, U.S.
	goverment sponsored agency obligations and a foreign corporate obligation valued at
	$1,275,000,001; 1.70% - 8.00%; 06/15/2021 - 02/20/2067)(a)(e)	1.64%	04/29/2020		85,000,000	85,000,000
	RBC Dominion Securities Inc., joint term agreement dated 02/07/2020, aggregate maturing
	value of $350,954,819 (collateralized by domestic agency mortgage-backed securities,
	U.S. government sponsored agency obligations and U.S. Treasury obligations valued at
	$357,000,003; 0% - 5.00%; 01/28/2021 - 02/20/2050)(e)	1.61%	04/08/2020		25,068,201	25,000,000
	Royal Bank of Canada, joint term agreement dated 12/20/2019, aggregate maturing value of
	$1,004,000,000 (collateralized by domestic agency mortgage-backed securities valued
	at $1,020,000,001; 1.93% - 6.00%; 01/25/2029 - 02/01/2050)(e)	1.60%	03/19/2020		60,240,000	60,000,000
	Societe Generale, joint open agreement dated 06/25/2018 (collateralized by U.S. Treasury
	obligations and domestic agency mortgage-backed securities valued at $510,000,011;
	0% - 4.00%; 08/27/2020 - 01/01/2050)(f)	1.61%	-		-	15,000,000
	Wells Fargo Securities, LLC, joint agreement dated 02/28/2020, aggregate maturing value of
	$500,066,250 (collateralized by U.S. Treasury obligations valued at $510,000,001;
	0% - 2.88%; 03/05/2020 - 03/31/2026)	1.59%	03/02/2020		33,416,868	33,412,441
	Total Repurchase Agreements (Cost $1,183,763,879)					1,183,763,879
	TOTAL INVESTMENTS IN SECURITIES(g)-98.13% (Cost $2,662,005,391)					2,662,005,391
	OTHER ASSETS LESS LIABILITIES-1.87%					50,602,668
	NET ASSETS-100.00%					$2,712,608,059
	Investment Abbreviations:
	LIBOR -London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(b)Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(c)Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 29, 2020.

(d)Principal amount equals value at period end. See Note 1I.

(e)The Fund may demand payment of the term repurchase agreement upon one to seven business days' notice depending on the timing of the demand.

(f)Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.

(g)Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, excluding repurchase
agreements, at value and cost	$1,478,241,512
Repurchase agreements, at value and cost	1,183,763,879
Cash	11,380,715
Receivable for:
Fund shares sold	57,883,225
Interest	3,292,266
Investment for trustee deferred compensation and
retirement plans	242,040
Other assets	3,887
Total assets	2,734,807,524
Liabilities:
Payable for:
Fund shares reacquired	20,639,016
Dividends	61,023
Accrued fees to affiliates	1,192,580
Accrued trustees' and officers' fees and benefits	6,046
Accrued operating expenses	27,943
Trustee deferred compensation and retirement plans	272,857
Total liabilities	22,199,465
Net assets applicable to shares outstanding	$2,712,608,059
Net assets consist of:
Shares of beneficial interest	$2,712,360,175
Distributable earnings	247,884
$2,712,608,059
Net Assets:
Invesco Cash Reserve Shares	$2,406,243,050
Class AX	$76,169,436
Class C	$43,478,364
Class CX	$506,572
Class R	$32,296,515
Class Y	$42,686,006
Investor Class	$111,207,901
Class R6	$20,215
Shares outstanding, no par value,
unlimited number of shares authorized:
Invesco Cash Reserve Shares	2,406,268,494
Class AX	76,169,869
Class C	43,478,602
Class CX	506,575
Class R	32,296,656
Class Y	42,686,177
Investor Class	111,208,390
Class R6	20,215
Net asset value and offering price per share for each
class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$46,720,762
Expenses:
Advisory fees	3,399,376
Administrative services fees	1,003,816
Custodian fees	3,355
Distribution fees:
Invesco Cash Reserve Shares	2,948,013
Class AX	118,367
Class C	380,821
Class CX	5,258
Class R	122,037
Transfer agent fees - Invesco Cash Reserve Shares, AX, C, CX, R, Y and Investor	3,333,596
Transfer agent fees - R6	21
Trustees' and officers' fees and benefits	46,501
Registration and filing fees	397,071
Reports to shareholders	33,917
Professional services fees	12,807
Other	14,155
Total expenses	11,819,111
Less: Expense offset arrangement(s)	(30,425)
Net expenses	11,788,686
Net investment income	34,932,076
Net realized gain from investment securities	9,188
Net increase in net assets resulting from operations	$34,941,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$34,932,076	$19,320,432
Net realized gain (loss)	9,188	(1,472)
Net increase in net assets resulting from operations	34,941,264	19,318,960
Distributions to shareholders from distributable earnings:
Invesco Cash Reserve Shares	(30,342,270)	(14,729,147)

Class AX	(1,262,786)	(1,281,740)

Class C	(350,056)	(458,067)

Class CX	(5,071)	(25,911)

Class R	(402,873)	(328,797)

Class Y	(572,434)	(524,759)

Investor Class	(2,011,585)	(1,971,836)

Class R6	(343)	(183)

Total distributions from distributable earnings	(34,947,418)	(19,320,440)
Share transactions-net:
Invesco Cash Reserve Shares	1,106,837,803	483,786,108
Class AX	(4,941,382)	(10,796,325)

Class C	4,777,928	(26,711,159)

Class CX	(162,552)	(3,444,863)

Class R	6,425,067	(1,515,629)
Class Y	8,581,230	4,024,953
Investor Class	(14,679,384)	8,255,956
Class R6	8,026	2,189
Net increase in net assets resulting from share transactions	1,106,846,736	453,601,230
Net increase in net assets	1,106,840,582	453,599,750
Net assets:
Beginning of year	1,605,767,477	1,152,167,727
End of year	$2,712,608,059	$1,605,767,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Government Money Market Fund

Financial Highlights

February 29, 2020

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of	Ratio of
									expenses	expenses
									to average	to average net	Ratio of net
	Net asset		Net gains		Dividends				net assets	assets without	investment
	value,	Net	(losses)	Total from	from net	Net asset		Net assets,	with fee waivers	fee waivers	income
	beginning	investment	on securities	investment	investment	value, end	Total	end of period	and/or expenses	and/or expenses	to average
	of period	income(a)	(realized)	operations	income	of period	return(b)	(000's omitted)	absorbed	absorbed	net assets
Invesco Cash Reserve Shares									0.51%(c)	0.51%(c)	1.55%(c)
Year ended 02/29/20	$1.00	$0.02	$ 0.00	$0.02	$(0.02)	$1.00	1.61%	$2,406,243
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	1,299,414	0.58	0.58	1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	815,631	0.68	0.68	0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43	0.68	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23	0.85	0.05
Class AX									0.51(c)	0.51(c)	1.55(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.61	76,169
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	81,110	0.58	0.58	1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68	0.68	0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43	0.68	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23	0.85	0.05
Class C									1.26(c)	1.26(c)	0.80(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	0.85	43,478
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.76	38,700	1.31	1.33	0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81	1.43	0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43	1.43	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23	1.60	0.05
Class CX									1.26(c)	1.26(c)	0.80(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	0.85	507
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.77	669	1.31	1.33	0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81	1.43	0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43	1.43	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23	1.60	0.05
Class R									0.76(c)	0.76(c)	1.30(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	1.35	32,297
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	25,871	0.83	0.83	1.27
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80	0.93	0.27
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43	0.93	0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23	1.10	0.05
Class Y									0.36(c)	0.36(c)	1.70(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.76	42,686
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	34,105	0.43	0.43	1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53	0.53	0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40	0.53	0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23	0.70	0.05
Investor Class									0.36(c)	0.36(c)	1.70(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.76	111,208
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	125,886	0.43	0.43	1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53	0.53	0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40	0.53	0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23	0.70	0.05
Class R6									0.32(c)	0.32(c)	1.74(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.81	20
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.80	12	0.36	0.38	1.74
Year ended 02/28/18(d)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37(e)	0.37(e)	0.70(e)

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Ratios are based on average daily net assets (000's omitted) of $1,965,323, $78,911, $42,313, $584, $30,509, $33,715, $114,875, and $21 for Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.

(d)Commencement date of April 04, 2017.

(e)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Government Money Market Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Government Money Market Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve Shares, Class A (not yet commenced), Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Effective December 10,2019, Class A shares were incepted. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges ("CDSC"). Invesco Cash Reserve Shares, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with

Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund is a "government money market fund" as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. "Government money market funds" are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee and redemption gate requirements at this time, as permitted by Rule 2a-7.

A.Security Valuations — The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions - Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain

14	Invesco Government Money Market Fund

liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund's average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon ("BNY Mellon") serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Invesco Cash Reserve Shares, Class AX, Class C, Class CX and Class R shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund's average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $3,327, $10,933 and $17 from Invesco Cash Reserve Shares, Class C, and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $30,425.

15	Invesco Government Money Market Fund

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or

(2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$34,947,418	$19,320,440
Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$524,928

Temporary book/tax differences		(234,577)

Capital loss carryforward		(42,467)
Shares of beneficial interest		2,712,360,175

Total net assets		$2,712,608,059

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020 as follows:

Capital Loss Carryforward

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$22,196	$20,271	$42,467

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Share Information

		Summary of Share Activity
	Year ended February 29, 2020(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	3,219,840,068	$ 3,219,840,068	1,625,821,651	$ 1,625,821,651
Class AX	9,084,309	9,084,309	11,117,507	11,117,507
Class C	62,381,745	62,381,745	53,294,381	53,294,381
Class CX	88,034	88,034	74,248	74,248
Class R	26,996,158	26,996,158	10,236,938	10,236,938
Class Y	52,296,157	52,296,157	40,526,564	40,526,564
Investor Class	35,406,235	35,406,235	50,488,673	50,488,673
Class R6	78,922	78,922	2,981	2,981
16	Invesco Government Money Market Fund

		Summary of Share Activity
	Year ended February 29, 2020(a)		Year ended February 28, 2019
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	27,747,430	$27,747,430	14,729,147	$14,729,147
Class AX	1,223,418	1,223,418	1,281,740	1,281,740
Class C	330,434	330,434	458,067	458,067
Class CX	4,961	4,961	25,507	25,507
Class R	402,873	402,873	328,797	328,797
Class Y	568,606	568,606	524,759	524,759
Investor Class	1,979,601	1,979,601	1,971,836	1,971,836
Class R6	152	152	4	4
Automatic Conversion of Class C and CX shares to
Invesco Cash Reserve Shares:
Invesco Cash Reserve Shares	2,691,606	2,691,606	-	-
Class C	(2,504,019)	(2,504,019)	-	-
Class CX	(187,587)	(187,587)	-	-
Reacquired:
Invesco Cash Reserve Shares	(2,143,441,301)	(2,143,441,301)	(1,156,764,690)	(1,156,764,690)

Class AX	(15,249,109)	(15,249,109)	(23,195,572)	(23,195,572)

Class C	(55,430,232)	(55,430,232)	(80,463,607)	(80,463,607)

Class CX	(67,960)	(67,960)	(3,544,618)	(3,544,618)

Class R	(20,973,964)	(20,973,964)	(12,081,364)	(12,081,364)

Class Y	(44,283,533)	(44,283,533)	(37,026,370)	(37,026,370)

Investor Class	(52,065,220)	(52,065,220)	(44,204,553)	(44,204,553)

Class R6	(71,048)	(71,048)	(796)	(796)
Net increase in share activity	1,106,846,736	$1,106,846,736	453,601,230	$453,601,230

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Government Cash Reserves Fund (the "Target Fund") in exchange for shares of the Fund.

The reorganization is expected to be consummated on or around May 15, 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

NOTE 10—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

17	Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
			ACTUAL	(5% annual return before expenses)

	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Invesco Cash Reserve	$1,000.00	$1,006.50	$2.39	$1,022.48	$2.41	0.48%
Shares
AX	1,000.00	1,006.50	2.39	1,022.48	2.41	0.48

C	1,000.00	1,002.80	6.12	1,018.75	6.17	1.23

CX	1,000.00	1,002.80	6.12	1,018.75	6.17	1.23

R	1,000.00	1,005.30	3.64	1,021.23	3.67	0.73

Y	1,000.00	1,007.30	1.65	1,023.22	1.66	0.33

Investor	1,000.00	1,007.30	1.65	1,023.22	1.66	0.33

R6	1,000.00	1,007.40	1.55	1,023.32	1.56	0.31

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

19	Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	21.07%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

20	Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Government Money Market Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Government Money Market Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Government Money Market Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Government Money Market Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Government Money Market Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Government Money Market Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431
T-7	Invesco Government Money Market Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund's Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco High Yield Fund

Nasdaq:

A: AMHYX ￿ C: AHYCX ￿ Y: AHHYX ￿ Investor: HYINX ￿ R5: AHIYX ￿ R6: HYIFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

19 Financial Statements

22 Financial Highlights

23 Notes to Financial Statements

32Report of Independent Registered Public Accounting Firm

33Fund Expenses

34Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco High Yield Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco High Yield Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Fund's style- specific benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, February 28, 2019 to February 29, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.53%
Class C Shares	2.75
Class Y Shares	3.54
Investor Class Shares	3.53
Class R5 Shares	3.75
Class R6 Shares	3.70
Bloomberg Barclays U.S. Aggregate Bond Index￿ (Broad Market Index)	11.68
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index￿
(Style-Specific Index)	6.10
Lipper High Current Yield Bond Funds Index￿ (Peer Group Index)	5.65

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

During the fiscal year, the Fund benefited from its positioning in the environmental sub- industry, as well as the aerospace and de- fense and transportation services sectors. While the Fund had an underweight allocation to the pharmaceuticals sector relative to its style-specific benchmark, security selection was a significant contributor to the Fund's relative performance. The Fund's overweight allocation to diversified manufacturing was also beneficial to relative performance during the fiscal year, along with security selection in the pharmaceuticals and home construction sectors.

The largest detractors from the Fund's per- formance relative to the style-specific bench- mark during the fiscal year were positions in independent energy, technology and mid- stream industries. In those industries, security selection was a drag on the Fund's relative performance. Moreover, an underweight allo- cation to the packaging sector was a minor drag on the Fund's relative performance along with security selection in the construc- tion machinery and oil field services sectors. An underweight allocation to BB-rated bonds

Market conditions and your Fund

For the fiscal year, US high yield bond returns were positive. The fiscal year began with heightened volatility as investors feared that the US Federal Reserve (the Fed) had gone too far in its monetary policy tightening and that the effects would lead to a synchronized global economic growth slowdown. That un- certainty was quickly alleviated when the Fed changed its course and all but promised no rate hikes in 2019. The renewed risk appetite was further inspired by dovish central banks globally.

This trend continued throughout the fiscal year until February 2020, when investors began to fear that the spread of the Corona- virus (COVID-19) would lead to a global eco- nomic slowdown. Despite the uptick in volatil- ity late in the fiscal year, defaults continued to stay below the long-term average of about 2.91%.1 In particular, the par-weighted high yield default rate ended the fiscal year at 2.30%.1

Portfolio Composition*

By credit quality, based on total investments

A	1.8%
BBB	5.2
BB	30.2
B	40.4
CCC	15.0
CC	0.5
C	0.2
D	0.3
Cash	2.3
Non-Rated	4.1

The Fed cut interest rates three times dur- ing the fiscal year to a range of 1.50% to 1.75%.2 The European Central Bank also cut rates at the end of 2019 to -0.50%.3 This, coupled with easier fiscal and monetary policy in China and the continued economic woes plaguing the European Union, led to easier financial conditions globally, which, in turn, drove interest rates lower across maturities.

Against this backdrop, the high yield mar- ket produced positive monthly returns in 10 of the 12 months of the fiscal year. By qual- ity, BB-rated† bonds led the way during the fiscal year. By sector, housing and automo- tive had the strongest returns, while the en- ergy sector had the weakest performance for the fiscal year.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which mea- sures the performance of the US high yield bond market and is the Fund's style-specific index, generated a positive return for the fis- cal year. Likewise, the Fund, at NAV, gener- ated a positive return for the fiscal year.

Top Five Debt Issuers

	% of total net assets

1.	CSC Holdings, LLC	1.45%
2.	Sprint Corp.	1.43
3.	Navient Corp.	1.17
4.	HCA, Inc.	1.13
5.	Kenan Advantage Group, Inc.
	(The)	1.00

was also a detractor from relative perfor- mance during the fiscal year; however, an allocation to BBB-rated bonds partially offset the underperformance.

During the fiscal year, we used derivatives to mitigate overall portfolio risk. These instru- ments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater effi- ciency and lower transaction costs than cash bonds. However, derivatives may amplify tra- ditional investment risks through the creation of leverage and may be less liquid than tradi- tional securities. For the fiscal year, deriva- tives employed by the Fund had a small posi- tive impact on the Fund's performance.

We also used currency forward contracts

during the fiscal year to hedge currency expo- sure of our non-US dollar-denominated posi- tions. The use of currency forward contracts had a negligible impact on the Fund's perfor- mance.

At the close of the fiscal year, despite the uptick in volatility experienced during this

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

*Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from

AAA(highest) to D (lowest); ratings are subject to change without notice. "Non- Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage.

4Invesco High Yield Fund

time, we believed solid company fundamen- tals and low defaults could provide a solid foundation for 2020. We note recent macro- economic events, namely the coronavirus, have caused a material widening in credit spreads. It is unclear when these issues will be resolved, but it is our view that they will have a negative effect on second-quarter gross domestic product. That said, we also firmly believe that central banks will provide liquidity in an effort to avoid stressed financial condi- tions in a macroeconomic environment where company level revenues may suffer a short- term negative impact. In terms of new issue supply, many companies have already ac- cessed the market to refinance, thereby pushing out maturities. We believe there may be an increase in default activity in challenged sectors like energy, but we also recognize many of the companies have attractive hedges in place through year-end 2020, which may provide good visibility into near- term revenues. We expect continued chal- lenges in the wireline and retail industries as fundamental challenges threaten many com- panies in each sector. Given current uncer- tainties surrounding company level revenues, we think companies are likely to focus on pre- serving the strength of their balance sheets, as opposed to deliberately adding new debt. While we remain cautious, it is our opinion that the recent credit spread widening will create investment opportunities that we have not seen during the last few months of the fiscal year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund's invest- ments.

Thank you for investing in Invesco High Yield Fund and for sharing our long-term in- vestment horizon.

1 Source: JP Morgan

2 Source: US Federal Reserve

3 Source: European Central Bank

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select "Under-standing Ratings" under Rating Resources on the homepage; www.fitchratings.com and select "Understanding Credit Ratings" from the drop-down menu on the homepage; and www.moodys.com and select "Methodology," then "Rating Methodologies" under Research Type on the left-hand side.

Portfolio Managers:

Andrew Geryol

Joseph Portera

Scott Roberts

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco High Yield Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$25,000

$20,133 Bloomberg Barclays U.S. Corporate High Yield 2% Issuer

20,000Cap Index1

$18,877 Lipper High Current Yield Bond Funds Index2

$16,895 Invesco High Yield Fund — Class A Shares

15,000	$14,707 Bloomberg Barclays U.S. Aggregate Bond Index1

10,000
5,000
2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Per-

formance shown in the chart and table(s) does not reflect deduction of taxes a share- holder would pay on Fund distributions or sale of Fund shares.

6Invesco High Yield Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (7/11/78)		7.25%
10 Years		5.38
5	Years	2.53
1	Year	–0.88
Class C Shares
Inception (8/4/97)		3.40%
10 Years		5.06
5	Years	2.63
1	Year	1.78
Class Y Shares
Inception (10/3/08)		7.84%
10 Years		6.13
5	Years	3.67
1	Year	3.54
Investor Class Shares
Inception (9/30/03)		6.56%
10 Years		5.87
5	Years	3.44
1	Year	3.53
Class R5 Shares
Inception (4/30/04)		6.54%
10 Years		6.17
5	Years	3.72
1	Year	3.75
Class R6 Shares
10 Years		6.16%
5	Years	3.83
1	Year	3.70

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front- end sales charge or a CDSC; therefore, per- formance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco High Yield Fund

Invesco High Yield Fund's investment objective is total return through growth of capital and current income.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index con- sidered representative of the US invest- ment grade, fixed rate bond market.

￿The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an un- managed index considered representative of the US high yield, fixed rate corporate bond market. Index weights for each is- suer are capped at 2%.

￿The Lipper High Current Yield Bond Funds Index is an unmanaged index con- sidered representative of high yield bond funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco High Yield Fund

Schedule of Investments(a)

February 29, 2020

Principal

AmountValue

U.S. Dollar Denominated Bonds & Notes–88.93%

Aerospace & Defense–3.40%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$ 1,614,000	$1,712,083
5.75%, 03/15/2022(b)	2,034,000	2,078,300
7.50%, 03/15/2025(b)	4,486,000	4,441,140
7.88%, 04/15/2027(b)	2,362,000	2,350,249
Moog, Inc., 4.25%, 12/15/2027(b)	1,748,000	1,782,960
Spirit AeroSystems, Inc., 4.60%,
06/15/2028	1,112,000	1,104,980
TransDigm UK Holdings PLC, 6.88%,
05/15/2026	5,218,000	5,493,758
TransDigm, Inc.,
6.50%, 07/15/2024	1,266,000	1,297,125
6.50%, 05/15/2025	2,936,000	3,036,661
6.25%, 03/15/2026(b)	5,566,000	5,903,444
Triumph Group, Inc.,
5.25%, 06/01/2022	2,400,000	2,358,749
7.75%, 08/15/2025	5,404,000	5,365,713
		36,925,162
Agricultural & Farm Machinery–0.63%
Titan International, Inc., 6.50%,
11/30/2023	9,131,000	6,874,867
Airlines–0.61%
Air Canada (Canada), 7.75%,
04/15/2021(b)	6,290,000	6,575,566
Alternative Carriers–1.06%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	1,411,000	1,467,088
Series Y, 7.50%, 04/01/2024	4,292,000	4,819,551
Level 3 Financing, Inc.,
5.38%, 05/01/2025	1,282,000	1,311,377
5.25%, 03/15/2026	3,752,000	3,880,881
		11,478,897
Aluminum–0.21%
Novelis Corp., 4.75%,
01/30/2030(b)	2,269,000	2,234,228
Apparel Retail–1.02%
L Brands, Inc.,
6.88%, 11/01/2035	4,409,000	4,482,961
6.75%, 07/01/2036	1,490,000	1,512,499
Michaels Stores, Inc., 8.00%,
07/15/2027(b)	6,063,000	5,065,333
		11,060,793
Apparel, Accessories & Luxury Goods–0.33%
William Carter Co. (The), 5.63%,
03/15/2027(b)	3,379,000	3,602,850
Application Software–0.03%
Castle US Holding Corp., 9.50%,
02/15/2028(b)	335,000	336,047
	Principal
	Amount	Value
Asset Management & Custody Banks–0.25%
RegionalCare Hospital Partners
Holdings, Inc., 8.25%,
05/01/2023(b)	$2,600,000	$2,720,939
Auto Parts & Equipment–1.14%
Adient Global Holdings Ltd., 4.88%,
08/15/2026(b)	2,248,000	1,944,576
Dana, Inc.,
5.50%, 12/15/2024	1,322,000	1,339,576
5.38%, 11/15/2027	2,324,000	2,353,050
Panther BF Aggregator 2 L.P./Panther
Finance Co., Inc. (Canada),
6.25%, 05/15/2026(b)	1,600,000	1,646,519
8.50%, 05/15/2027(b)	2,706,000	2,758,361
Tenneco, Inc., 5.00%, 07/15/2026	2,766,000	2,385,744
		12,427,826
Automobile Manufacturers–1.53%
Ford Motor Credit Co. LLC,
5.60%, 01/07/2022	3,902,000	4,118,208
5.11%, 05/03/2029	3,948,000	3,978,591
J.B. Poindexter & Co., Inc., 7.13%,
04/15/2026(b)	8,045,000	8,514,848
Motors Liquidation Co., 0.00%,
07/15/2033(c)(d)	14,770,000	0
		16,611,647
Automotive Retail–2.22%
Asbury Automotive Group, Inc.,
4.75%, 03/01/2030(b)	1,078,000	1,099,560
Capitol Investment Merger Sub 2 LLC,
10.00%, 08/01/2024(b)	6,099,000	6,132,026
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	2,065,000	2,158,782
4.63%, 12/15/2027(b)	1,237,000	1,269,385
Murphy Oil USA, Inc.,
5.63%, 05/01/2027	4,067,000	4,309,607
4.75%, 09/15/2029	1,619,000	1,701,002
Penske Automotive Group, Inc.,
5.50%, 05/15/2026	7,105,000	7,384,582
		24,054,944
Brewers–0.29%
Molson Coors Beverage Co., 5.00%,
05/01/2042	2,800,000	3,173,166
Broadcasting–2.43%
AMC Networks, Inc.,
5.00%, 04/01/2024	3,466,000	3,491,995
4.75%, 08/01/2025	1,457,000	1,455,230
Clear Channel Worldwide Holdings,
Inc., 9.25%, 02/15/2024(b)	7,360,000	7,835,346
Gray Television, Inc., 7.00%,
05/15/2027(b)	4,142,000	4,500,697
iHeartCommunications, Inc., 8.38%,
05/01/2027	5,979,000	6,503,956
TV Azteca S.A.B. de C.V. (Mexico),
8.25%, 08/09/2024(b)	2,905,000	2,635,082
		26,422,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco High Yield Fund

	Principal
	Amount	Value
Building Products–0.45%
Advanced Drainage Systems, Inc.,
5.00%, 09/30/2027(b)	$ 1,614,000	$1,673,068
Builders FirstSource, Inc., 5.00%,
03/01/2030(b)	914,000	916,153
Standard Industries, Inc., 6.00%,
10/15/2025(b)	2,220,000	2,325,428
		4,914,649
Cable & Satellite–5.34%
Altice Financing S.A. (Luxembourg),
7.50%, 05/15/2026(b)	3,510,000	3,700,944
CCO Holdings LLC/CCO Holdings Capital
Corp.,
5.75%, 02/15/2026(b)	7,396,000	7,703,304
4.50%, 08/15/2030(b)	1,276,000	1,292,747
Charter Communications
Operating LLC/Charter
Communications Operating Capital
Corp., 5.38%, 04/01/2038	2,800,000	3,220,370
CSC Holdings LLC,
7.75%, 07/15/2025(b)	3,100,000	3,270,469
10.88%, 10/15/2025(b)	5,809,000	6,384,527
6.50%, 02/01/2029(b)	4,625,000	5,101,953
5.75%, 01/15/2030(b)	826,000	874,527
DISH DBS Corp.,
5.88%, 11/15/2024	6,155,000	6,326,201
7.75%, 07/01/2026	2,782,000	2,994,573
DISH Network Corp., Conv., 3.38%,
08/15/2026	3,951,000	3,824,598
Telenet Finance Luxembourg Notes
S.a r.l. (Belgium), 5.50%,
03/01/2028(b)	3,000,000	3,183,000
UPC Holding B.V. (Netherlands),
5.50%, 01/15/2028(b)	1,000,000	1,015,950
Virgin Media Secured Finance PLC
(United Kingdom), 5.50%,
08/15/2026(b)	3,502,000	3,611,928
VTR Finance B.V. (Chile), 6.88%,
01/15/2024(b)	4,647,000	4,747,677
Ziggo B.V. (Netherlands), 5.50%,
01/15/2027(b)	225,000	232,175
Ziggo Bond Co B.V. (Netherlands),
5.13%, 02/28/2030(b)	488,000	487,085
		57,972,028
Casinos & Gaming–2.27%
Boyd Gaming Corp.,
6.38%, 04/01/2026	730,000	762,375
6.00%, 08/15/2026	1,499,000	1,544,041
Cirsa Finance International S.a.r.l.
(Spain), 7.88%, 12/20/2023(b)	1,368,000	1,432,828
Codere Finance 2 (Luxembourg) S.A.
(Spain), 7.63%, 11/01/2021(b)	2,114,000	1,851,251
Melco Resorts Finance Ltd.
(Hong Kong), 5.63%,
07/17/2027(b)	1,807,000	1,894,226
MGM China Holdings Ltd. (Macau),
5.88%, 05/15/2026(b)	851,000	863,234
MGM Resorts International, 7.75%,
03/15/2022	5,095,000	5,588,094
Scientific Games International, Inc.,
7.00%, 05/15/2028(b)	1,856,000	1,811,874
Studio City Finance Ltd. (Macau),
7.25%, 02/11/2024(b)	4,037,000	4,237,175
	Principal
	Amount	Value
Casinos & Gaming–(continued)
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp., 5.50%,
03/01/2025(b)	$4,770,000	$4,692,440
		24,677,538
Coal & Consumable Fuels–0.67%
SunCoke Energy Partners
L.P./SunCoke Energy Partners
Finance Corp., 7.50%,
06/15/2025(b)	8,108,000	7,317,389
Commodity Chemicals–0.87%
Koppers, Inc., 6.00%,
02/15/2025(b)	3,677,000	3,631,000
Nufarm Australia Ltd./Nufarm
Americas, Inc. (Australia), 5.75%,
04/30/2026(b)	2,054,000	2,029,039
Olin Corp., 5.63%, 08/01/2029	3,749,000	3,788,927
		9,448,966
Communications Equipment–0.68%
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	5,663,000	5,973,785
5.25%, 08/01/2026	1,250,000	1,373,872
		7,347,657
Construction & Engineering–0.30%
Valmont Industries, Inc., 5.00%,
10/01/2044	2,811,000	3,240,753
Construction Materials–0.19%
Cemex S.A.B. de C.V. (Mexico),
5.45%, 11/19/2029(b)	2,020,000	2,030,100
Consumer Finance–1.66%
Ally Financial, Inc., 8.00%,
03/15/2020	5,353,000	5,365,847
Navient Corp.,
8.00%, 03/25/2020	1,719,000	1,727,965
7.25%, 01/25/2022	2,639,000	2,782,245
7.25%, 09/25/2023	5,808,000	6,258,062
5.00%, 03/15/2027	1,897,000	1,839,521
		17,973,640
Copper–1.87%
First Quantum Minerals Ltd. (Zambia),
7.50%, 04/01/2025(b)	7,686,000	7,336,941
Freeport-McMoRan, Inc., 5.40%,
11/14/2034	7,829,000	7,654,237
Taseko Mines Ltd. (Canada), 8.75%,
06/15/2022(b)	5,925,000	5,349,161
		20,340,339
Data Processing & Outsourced Services–0.46%
Alliance Data Systems Corp., 4.75%,
12/15/2024(b)	2,903,000	2,855,826
Cardtronics, Inc./Cardtronics USA,
Inc., 5.50%, 05/01/2025(b)	2,095,000	2,153,482
		5,009,308
Department Stores–0.28%
Kohl's Corp., 5.55%, 07/17/2045	2,800,000	3,004,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

	Principal
	Amount	Value
Distributors–0.69%
Core & Main Holdings L.P., 9.38% PIK
Rate, 8.63% Cash Rate,
09/15/2024(b)(e)	$7,185,000	$7,475,382
Diversified Banks–0.83%
Barclays Bank PLC (United Kingdom),
7.63%, 11/21/2022	1,212,000	1,351,222
Credit Agricole S.A. (France),
8.13%(b)(f)	3,082,000	3,647,193
Societe Generale S.A. (France),
7.38%(b)(f)	2,005,000	2,099,786
Standard Chartered PLC (United
Kingdom), 7.50%(b)(f)	1,836,000	1,929,517
		9,027,718
Diversified Capital Markets–0.09%
Credit Suisse Group AG (Switzerland),
5.10%(b)(f)	945,000	939,094
Diversified Chemicals–0.32%
Chemours Co. (The), 7.00%,
05/15/2025	1,735,000	1,621,505
Trinseo Materials Operating
S.C.A./Trinseo Materials Finance,
Inc., 5.38%, 09/01/2025(b)	2,017,000	1,875,810
		3,497,315
Diversified Metals & Mining–0.63%
Hudbay Minerals, Inc. (Canada),
7.25%, 01/15/2023(b)	1,100,000	1,108,706
7.63%, 01/15/2025(b)	2,853,000	2,754,329
Vedanta Resources Ltd. (India),
6.38%, 07/30/2022(b)	3,108,000	2,970,664
		6,833,699
Diversified REITs–1.16%
Colony Capital, Inc.,
Conv.,
3.88%, 01/15/2021	240,000	238,191
5.00%, 04/15/2023	2,808,000	2,788,197
iStar, Inc., 4.75%, 10/01/2024	6,250,000	6,392,844
VICI Properties L.P./VICI Note Co., Inc.,
3.50%, 02/15/2025(b)	1,072,000	1,075,671
3.75%, 02/15/2027(b)	1,077,000	1,070,942
4.13%, 08/15/2030(b)	1,077,000	1,080,366
		12,646,211
Diversified Support Services–0.15%
IAA, Inc., 5.50%, 06/15/2027(b)	1,528,000	1,620,597
Electric Utilities–0.22%
DPL, Inc., 4.35%, 04/15/2029(b)	2,542,000	2,377,700
Electrical Components & Equipment–0.64%
EnerSys,
5.00%, 04/30/2023(b)	5,451,000	5,721,288
4.38%, 12/15/2027(b)	1,256,000	1,273,270
		6,994,558
Electronic Equipment & Instruments–0.70%
Itron, Inc., 5.00%, 01/15/2026(b)	3,406,000	3,515,511
MTS Systems Corp., 5.75%,
08/15/2027(b)	3,957,000	4,037,515
		7,553,026
	Principal
	Amount	Value
Environmental & Facilities Services–0.39%
GFL Environmental, Inc. (Canada),
7.00%, 06/01/2026(b)	$1,041,000	$1,097,316
Waste Pro USA, Inc., 5.50%,
02/15/2026(b)	3,233,000	3,160,831
		4,258,147
Fertilizers & Agricultural Chemicals–0.21%
OCI N.V. (Netherlands), 6.63%,
04/15/2023(b)	2,223,000	2,310,809
Food Retail–1.22%
Albertson's Cos., Inc./Safeway, Inc./New
Albertson's L.P./Albertson's LLC,
6.63%, 06/15/2024	5,651,000	5,820,473
7.50%, 03/15/2026(b)	2,024,000	2,252,967
4.63%, 01/15/2027(b)	2,869,000	2,831,273
5.88%, 02/15/2028(b)	2,251,000	2,343,629
		13,248,342
Forest Products–0.40%
Norbord, Inc. (Canada), 5.75%,
07/15/2027(b)	4,166,000	4,375,748
Gas Utilities–0.53%
AmeriGas Partners L.P./AmeriGas
Finance Corp., 5.88%,
08/20/2026	2,485,000	2,582,834
Suburban Propane Partners
L.P./Suburban Energy Finance
Corp., 5.50%, 06/01/2024	2,685,000	2,663,547
Superior Plus L.P./Superior General
Partner, Inc. (Canada), 7.00%,
07/15/2026(b)	426,000	457,033
		5,703,414
Health Care Facilities–2.43%
Acadia Healthcare Co., Inc.,
5.63%, 02/15/2023	2,000	2,019
6.50%, 03/01/2024	3,255,000	3,349,932
Community Health Systems, Inc.,
6.88%, 02/01/2022	1,532,000	1,443,910
6.63%, 02/15/2025(b)	2,480,000	2,535,800
8.00%, 03/15/2026(b)	3,229,000	3,340,639
HCA, Inc.,
7.50%, 02/15/2022	5,063,000	5,604,640
5.38%, 02/01/2025	2,630,000	2,912,949
5.88%, 02/15/2026	748,000	845,786
5.38%, 09/01/2026	1,437,000	1,601,975
5.50%, 06/15/2047	1,130,000	1,345,179
Tenet Healthcare Corp., 8.13%,
04/01/2022	3,174,000	3,444,520
		26,427,349
Health Care REITs–0.29%
MPT Operating Partnership L.P./MPT
Finance Corp., 5.00%,
10/15/2027REIT	3,050,000	3,190,407
Health Care Services–1.36%
Envision Healthcare Corp., 8.75%,
10/15/2026(b)	1,650,000	878,052
Hadrian Merger Sub, Inc., 8.50%,
05/01/2026(b)	5,801,000	5,948,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

	Principal
	Amount	Value
Health Care Services–(continued)
MPH Acquisition Holdings LLC,
7.13%, 06/01/2024(b)	$4,760,000	$4,439,699
Surgery Center Holdings, Inc.,
10.00%, 04/15/2027(b)	1,596,000	1,748,174
Team Health Holdings, Inc., 6.38%,
02/01/2025(b)	3,167,000	1,751,082
		14,765,048
Home Improvement Retail–0.16%
Hillman Group, Inc. (The), 6.38%,
07/15/2022(b)	1,874,000	1,686,015
Homebuilding–2.28%
Ashton Woods USA LLC/Ashton Woods
Finance Co., 9.88%,
04/01/2027(b)	3,296,000	3,742,105
KB Home, 4.80%, 11/15/2029	2,227,000	2,343,918
Lennar Corp.,
8.38%, 01/15/2021	867,000	906,622
5.38%, 10/01/2022	4,053,000	4,307,577
5.25%, 06/01/2026	990,000	1,093,799
Mattamy Group Corp. (Canada),
5.25%, 12/15/2027(b)	2,060,000	2,137,250
Meritage Homes Corp., 5.13%,
06/06/2027	2,788,000	3,109,589
PulteGroup, Inc., 6.38%,
05/15/2033	87,000	106,886
Taylor Morrison Communities, Inc.,
6.63%, 07/15/2027(b)	4,406,000	4,788,749
5.75%, 01/15/2028(b)	2,034,000	2,253,118
		24,789,613
Hotel & Resort REITs–0.27%
Service Properties Trust, 4.95%,
10/01/2029	2,800,000	2,956,734
Household Products–1.16%
Energizer Holdings, Inc.,
6.38%, 07/15/2026(b)	578,000	600,629
7.75%, 01/15/2027(b)	2,083,000	2,263,908
Reynolds Group Issuer, Inc./LLC,
7.00%, 07/15/2024(b)	3,834,000	3,877,152
Spectrum Brands, Inc., 5.75%,
07/15/2025	5,658,000	5,813,538
		12,555,227
Human Resource & Employment Services–0.36%
ASGN, Inc., 4.63%, 05/15/2028(b)	3,926,000	3,889,292
Independent Power Producers & Energy Traders–0.86%
AES Corp. (The), 5.50%,
04/15/2025	1,569,000	1,608,868
Calpine Corp., 5.50%, 02/01/2024	2,200,000	2,167,022
Enviva Partners L.P./Enviva Partners
Finance Corp., 6.50%,
01/15/2026(b)	2,480,000	2,585,450
NRG Energy, Inc.,
6.63%, 01/15/2027	445,000	464,789
5.25%, 06/15/2029(b)	2,402,000	2,501,059
		9,327,188
Industrial Machinery–1.71%
Cleaver-Brooks, Inc., 7.88%,
03/01/2023(b)	7,661,000	7,568,417
	Principal
	Amount	Value
Industrial Machinery–(continued)
EnPro Industries, Inc., 5.75%,
10/15/2026	$4,997,000	$5,323,541
Mueller Industries, Inc., 6.00%,
03/01/2027	5,570,000	5,641,561
		18,533,519
Integrated Oil & Gas–0.62%
Petrobras Global Finance B.V.
(Brazil), 5.75%, 02/01/2029	4,851,000	5,477,992
Petroleos Mexicanos (Mexico),
5.95%, 01/28/2031(b)	1,330,000	1,303,400
		6,781,392
Integrated Telecommunication Services–3.83%
Altice France S.A. (France), 7.38%,
05/01/2026(b)	4,808,000	5,051,044
AT&T, Inc., 4.75%, 05/15/2046	2,800,000	3,306,518
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	3,388,000	3,570,071
8.00%, 10/15/2025(b)	666,000	717,478
CommScope, Inc.,
6.00%, 03/01/2026(b)	3,812,000	3,919,895
8.25%, 03/01/2027(b)	5,981,000	6,044,399
Embarq Corp., 8.00%, 06/01/2036	3,195,000	3,408,346
Frontier Communications Corp.,
10.50%, 09/15/2022	9,954,000	4,544,618
11.00%, 09/15/2025	4,028,000	1,852,880
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	731,000	848,713
7.20%, 07/18/2036	2,822,000	3,501,679
T-Mobile USA, Inc., 6.50%,
01/15/2026	4,609,000	4,860,882
		41,626,523
Interactive Media & Services–1.41%
Cable Onda S.A. (Panama), 4.50%,
01/30/2030(b)	1,575,000	1,605,476
Cumulus Media New Holdings, Inc.,
6.75%, 07/01/2026(b)	5,021,000	5,223,467
Diamond Sports Group LLC/Diamond
Sports Finance Co.,
5.38%, 08/15/2026(b)	3,456,000	3,192,978
6.63%, 08/15/2027(b)	6,543,000	5,311,934
		15,333,855
Internet & Direct Marketing Retail–0.32%
Prosus N.V. (China), 3.68%,
01/21/2030(b)	585,000	606,592
QVC, Inc., 5.45%, 08/15/2034	2,800,000	2,823,676
		3,430,268
Internet Services & Infrastructure–0.02%
EIG Investors Corp., 10.88%,
02/01/2024	146,000	152,904
Rackspace Hosting, Inc., 8.63%,
11/15/2024(b)	11,000	10,560
		163,464
Leisure Products–0.30%
Mattel, Inc., 6.75%, 12/31/2025(b)	3,041,000	3,202,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

	Principal
	Amount	Value
Managed Health Care–0.70%
Centene Corp.,
5.38%, 06/01/2026(b)	$2,317,000	$2,442,929
5.38%, 08/15/2026(b)	1,267,000	1,335,101
4.63%, 12/15/2029(b)	1,816,000	1,946,480
Molina Healthcare, Inc., 4.88%,
06/15/2025(b)	1,846,000	1,879,071
		7,603,581
Metal & Glass Containers–0.68%
Ardagh Packaging Finance
PLC/Ardagh Holdings USA, Inc.,
6.00%, 02/15/2025(b)	1,244,000	1,299,980
Flex Acquisition Co., Inc., 7.88%,
07/15/2026(b)	5,993,000	6,096,814
		7,396,794
Movies & Entertainment–1.37%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	4,931,000	3,971,502
6.13%, 05/15/2027	3,873,000	3,108,179
Netflix, Inc.,
5.88%, 11/15/2028	3,418,000	3,849,181
5.38%, 11/15/2029(b)	3,645,000	3,969,587
		14,898,449
Office Services & Supplies–0.12%
Pitney Bowes, Inc., 5.20%,
04/01/2023	1,266,000	1,269,690
Oil & Gas Drilling–1.02%
Diamond Offshore Drilling, Inc.,
4.88%, 11/01/2043	1,582,000	643,186
Ensign Drilling, Inc. (Canada), 9.25%,
04/15/2024(b)	2,797,000	2,520,824
Precision Drilling Corp. (Canada),
7.75%, 12/15/2023	712,000	699,836
5.25%, 11/15/2024	2,608,000	2,314,065
Transocean, Inc.,
8.00%, 02/01/2027(b)	934,000	783,393
7.50%, 04/15/2031	4,178,000	2,496,459
Valaris PLC, 7.75%, 02/01/2026	4,109,000	1,633,225
		11,090,988
Oil & Gas Equipment & Services–0.43%
Calfrac Holdings L.P. (Canada),
10.88%, 03/15/2026(b)	716,100	648,071
8.50%, 06/15/2026(b)	1,349,000	360,891
Hilcorp Energy I L.P./Hilcorp Finance
Co., 6.25%, 11/01/2028(b)	1,800,000	1,314,661
SESI LLC, 7.13%, 12/15/2021(b)	2,904,000	2,368,212
		4,691,835
Oil & Gas Exploration & Production–4.39%
Ascent Resources Utica
Holdings LLC/ARU Finance Corp.,
10.00%, 04/01/2022(b)	4,137,000	3,535,950
California Resources Corp., 8.00%,
12/15/2022(b)	4,503,000	1,046,948
Callon Petroleum Co.,
6.13%, 10/01/2024	3,325,000	2,643,375
6.38%, 07/01/2026	1,434,000	1,119,018
Chesapeake Energy Corp., 11.50%,
01/01/2025(b)	1,377,040	826,224
	Principal
	Amount	Value
Oil & Gas Exploration & Production–(continued)
Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	$ 2,100,000	$1,842,225
5.50%, 05/01/2022	3,015,000	1,665,094
EP Energy LLC/Everest Acquisition
Finance, Inc., 8.00%,
11/29/2024(b)(c)	3,430,000	1,457,750
Genesis Energy L.P./Genesis Energy
Finance Corp.,
6.25%, 05/15/2026	6,911,000	5,790,364
7.75%, 02/01/2028	1,404,000	1,226,745
Gulfport Energy Corp.,
6.63%, 05/01/2023	6,163,000	3,237,486
6.00%, 10/15/2024	3,518,000	1,178,530
Oasis Petroleum, Inc.,
6.88%, 03/15/2022	1,100,000	866,250
6.88%, 01/15/2023	3,971,000	3,087,452
6.25%, 05/01/2026(b)	2,368,000	1,462,299
QEP Resources, Inc.,
5.25%, 05/01/2023	1,561,000	1,385,700
5.63%, 03/01/2026	6,163,000	4,945,962
SM Energy Co., 6.63%,
01/15/2027	2,115,000	1,644,037
Southwestern Energy Co.,
7.50%, 04/01/2026	3,252,000	2,487,861
7.75%, 10/01/2027	1,800,000	1,368,045
Whiting Petroleum Corp.,
Conv., 1.25%, 04/01/2020	458,000	413,345
5.75%, 03/15/2021	2,920,000	1,685,570
6.25%, 04/01/2023	2,971,000	1,344,377
6.63%, 01/15/2026	3,760,000	1,381,894
		47,642,501
Oil & Gas Refining & Marketing–1.74%
Calumet Specialty Products Partners
L.P./Calumet Finance Corp.,
7.63%, 01/15/2022	5,185,000	5,142,939
EnLink Midstream Partners L.P.,
5.60%, 04/01/2044	2,117,000	1,635,372
NuStar Logistics L.P., 6.00%,
06/01/2026	4,647,000	4,865,288
Parkland Fuel Corp. (Canada),
6.00%, 04/01/2026(b)	4,302,000	4,503,549
PBF Holding Co. LLC/PBF Finance
Corp., 6.00%, 02/15/2028(b)	2,726,000	2,698,740
		18,845,888
Oil & Gas Storage & Transportation–1.91%
Antero Midstream Partners
L.P./Antero Midstream Finance
Corp., 5.75%, 01/15/2028(b)	6,616,000	4,558,258
Crestwood Midstream Partners
L.P./Crestwood Midstream Finance
Corp., 5.75%, 04/01/2025	1,404,000	1,375,906
Holly Energy Partners L.P./Holly
Energy Finance Corp., 5.00%,
02/01/2028(b)	1,095,000	1,103,897
NGL Energy Partners L.P./NGL Energy
Finance Corp., 7.50%,
04/15/2026	5,764,000	4,913,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

	Principal
	Amount	Value
Oil & Gas Storage & Transportation–(continued)
Targa Resources Partners L.P./Targa
Resources Partners Finance Corp.,
5.13%, 02/01/2025	$3,016,000	$3,034,880
5.88%, 04/15/2026	2,638,000	2,722,347
5.50%, 03/01/2030(b)	746,000	739,249
Williams Cos., Inc. (The), 7.88%,
09/01/2021	2,127,000	2,328,566
		20,776,178
Other Diversified Financial Services–1.65%
eG Global Finance PLC (Netherlands),
6.75%, 02/07/2025(b)	3,100,000	3,036,714
8.50%, 10/30/2025(b)	1,474,000	1,539,718
Lions Gate Capital Holdings LLC,
6.38%, 02/01/2024(b)	3,757,000	3,691,215
LPL Holdings, Inc., 5.75%,
09/15/2025(b)	3,003,000	3,123,090
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp., 6.75%,
06/01/2025(b)	6,590,000	6,575,568
		17,966,305
Packaged Foods & Meats–2.76%
B&G Foods, Inc.,
5.25%, 04/01/2025	3,737,000	3,698,042
5.25%, 09/15/2027	1,033,000	1,023,961
JBS USA LUX S.A./JBS USA Food
Co./JBS USA Finance, Inc.,
5.50%, 01/15/2030(b)	4,218,000	4,459,101
Kraft Heinz Foods Co.,
6.88%, 01/26/2039	2,800,000	3,350,162
5.00%, 06/04/2042	2,720,000	2,735,571
Pilgrim's Pride Corp., 5.88%,
09/30/2027(b)	2,597,000	2,696,075
Post Holdings, Inc.,
5.63%, 01/15/2028(b)	2,642,000	2,766,332
4.63%, 04/15/2030(b)	2,342,000	2,314,107
Simmons Foods, Inc., 5.75%,
11/01/2024(b)	3,929,000	3,897,902
TreeHouse Foods, Inc., 6.00%,
02/15/2024(b)	2,964,000	3,066,510
		30,007,763
Paper Packaging–0.43%
Cascades, Inc./Cascades USA, Inc.
(Canada), 5.38%, 01/15/2028(b)	1,600,000	1,652,000
Trivium Packaging Finance B.V.
(Netherlands),
5.50%, 08/15/2026(b)	2,134,000	2,215,361
8.50%, 08/15/2027(b)	708,000	745,630
		4,612,991
Paper Products–0.82%
Mercer International, Inc. (Germany),
5.50%, 01/15/2026	2,013,000	1,903,744
Schweitzer-Mauduit International,
Inc., 6.88%, 10/01/2026(b)	6,512,000	7,002,663
		8,906,407
Pharmaceuticals–2.07%
Bausch Health Americas, Inc.,
9.25%, 04/01/2026(b)	2,613,000	2,924,391
	Principal
	Amount	Value
Pharmaceuticals–(continued)
Bausch Health Cos., Inc.,
5.50%, 11/01/2025(b)	$1,820,000	$1,877,630
9.00%, 12/15/2025(b)	3,441,000	3,840,018
5.75%, 08/15/2027(b)	1,092,000	1,163,635
Endo Dac/Endo Finance LLC/Endo
Finco, Inc., 6.00%,
07/15/2023(b)	5,715,000	4,500,620
HLF Financing S.a.r.l. LLC/Herbalife
International, Inc., 7.25%,
08/15/2026(b)	5,571,000	5,633,674
Par Pharmaceutical, Inc., 7.50%,
04/01/2027(b)	2,346,000	2,483,300
		22,423,268
Property & Casualty Insurance–0.12%
AmWINS Group, Inc., 7.75%,
07/01/2026(b)	1,251,000	1,302,263
Publishing–0.51%
Meredith Corp., 6.88%,
02/01/2026	5,463,000	5,493,306
Railroads–1.00%
Kenan Advantage Group, Inc. (The),
7.88%, 07/31/2023(b)	11,007,000	10,873,980
Real Estate Development–0.02%
China Evergrande Group (China),
8.25%, 03/23/2022(b)	240,000	226,436
Research & Consulting Services–0.19%
Dun & Bradstreet Corp. (The),
10.25%, 02/15/2027(b)	1,858,000	2,089,042
Restaurants–0.65%
1011778 BC ULC/New Red Finance,
Inc. (Canada), 5.00%,
10/15/2025(b)	2,663,000	2,680,749
IRB Holding Corp., 6.75%,
02/15/2026(b)	4,432,000	4,411,380
		7,092,129
Security & Alarm Services–0.65%
Brink's Co. (The), 4.63%,
10/15/2027(b)	3,983,000	4,091,825
GW B-CR Security Corp. (Canada),
9.50%, 11/01/2027(b)	1,507,000	1,600,208
Prime Security Services
Borrower LLC/Prime Finance, Inc.,
5.75%, 04/15/2026(b)	1,335,000	1,390,902
		7,082,935
Specialized Consumer Services–0.57%
ServiceMaster Co. LLC (The), 7.45%,
08/15/2027	5,389,000	6,185,750
Specialized REITs–1.07%
Iron Mountain US Holdings, Inc.,
5.38%, 06/01/2026(b)	355,000	368,436
Iron Mountain, Inc.,
5.75%, 08/15/2024	4,067,000	4,107,629
5.25%, 03/15/2028(b)	4,557,000	4,726,293
Rayonier A.M. Products, Inc., 5.50%,
06/01/2024(b)	4,162,000	2,392,297
		11,594,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

	Principal
	Amount	Value
Specialty Chemicals–0.70%
Element Solutions, Inc., 5.88%,
12/01/2025(b)	$3,778,000	$3,806,373
GCP Applied Technologies, Inc.,
5.50%, 04/15/2026(b)	3,689,000	3,847,064
		7,653,437
Steel–0.15%
AK Steel Corp., 7.63%, 10/01/2021	1,600,000	1,601,520
Systems Software–0.21%
Banff Merger Sub, Inc., 9.75%,
09/01/2026(b)	1,030,000	1,040,326
Camelot Finance S.A., 4.50%,
11/01/2026(b)	1,251,000	1,259,474
		2,299,800
Technology Hardware, Storage & Peripherals–0.97%
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	5,499,000	5,760,202
8.10%, 07/15/2036(b)	2,880,000	3,958,467
Exela Intermediate LLC/Exela
Finance Inc., 10.00%,
07/15/2023(b)	830,000	282,200
Presidio Holdings, Inc., 8.25%,
02/01/2028(b)	550,000	568,563
		10,569,432
Textiles–0.33%
Eagle Intermediate Global Holding
B.V./Ruyi US Finance LLC (China),
7.50%, 05/01/2025(b)	5,094,000	3,580,649
Thrifts & Mortgage Finance–0.07%
Nationstar Mortgage Holdings, Inc.,
6.00%, 01/15/2027(b)	773,000	786,725
Trading Companies & Distributors–1.80%
AerCap Global Aviation Trust
(Ireland), 6.50%,
06/15/2045(b)(g)	3,288,000	3,543,149
BMC East LLC, 5.50%,
10/01/2024(b)	4,521,000	4,669,809
Herc Holdings, Inc., 5.50%,
07/15/2027(b)	4,747,000	4,936,524
United Rentals North America, Inc.,
5.88%, 09/15/2026	2,084,000	2,198,568
6.50%, 12/15/2026	1,487,000	1,588,339
5.25%, 01/15/2030	2,478,000	2,611,440
		19,547,829
Trucking–0.36%
Avis Budget Car Rental LLC/Avis
Budget Finance, Inc., 5.25%,
03/15/2025(b)	3,890,000	3,932,070
Wireless Telecommunication Services–3.72%
Digicel Group One Ltd. (Jamaica),
8.25%, 12/30/2022(b)	1,698,000	1,095,740
Digicel Group Two Ltd. (Jamaica),
8.25%, 09/30/2022(b)	1,602,000	389,719
Intelsat (Luxembourg) S.A.
(Luxembourg), 7.75%,
06/01/2021	2,609,000	1,976,317
	Principal
	Amount	Value
Wireless Telecommunication Services–(continued)
Intelsat Connect Finance S.A.
(Luxembourg), 9.50%,
02/15/2023(b)	$ 1,873,000	$1,147,213
Intelsat Jackson Holdings S.A.
(Luxembourg),
5.50%, 08/01/2023	2,970,000	2,560,392
8.50%, 10/15/2024(b)	3,410,000	2,990,860
9.75%, 07/15/2025(b)	2,428,000	2,153,842
Oztel Holdings SPC Ltd. (Oman),
5.63%, 10/24/2023(b)	3,188,000	3,355,128
Sprint Capital Corp., 8.75%,
03/15/2032	1,730,000	2,407,900
Sprint Communications, Inc.,
11.50%, 11/15/2021	3,000,000	3,432,960
Sprint Corp.,
7.88%, 09/15/2023	9,559,000	10,949,022
7.63%, 02/15/2025	2,028,000	2,357,550
7.63%, 03/01/2026	1,837,000	2,175,743
Ypso Finance Bis S.A. (Luxembourg),
10.50%, 05/15/2027(b)	2,953,000	3,359,037
		40,351,423
Total U.S. Dollar Denominated Bonds & Notes
(Cost $1,000,358,232)		965,691,953

Asset-Backed Securities–2.07%

Apidos CLO XV, Series 2013-15A,
Class CRR, 3.67% (3 mo. USD
LIBOR + 1.85%),
04/20/2031(b)(g)	3,478,000	3,419,006
Bain Capital Credit CLO Ltd. (Cayman
Islands),
Series 2019-1A, Class C, 4.57%
(3 mo. USD LIBOR + 2.75%),
04/18/2032(b)(g)	3,280,000	3,293,653
Series 2019-3A, Class C, 4.73%
(3 mo. USD LIBOR + 2.85%),
10/21/2032(b)(g)	2,319,000	2,334,745
Magnetite XXIII Ltd., Series 2019-
23A, Class C, 4.27% (3 mo. USD
LIBOR + 2.40%),
10/25/2032(b)(g)	3,469,000	3,478,797
Neuberger Berman Loan Advisers CLO
34 Ltd., Series 2019-34A,
Class C1, 4.51% (3 mo. USD
LIBOR + 2.60%),
01/20/2033(b)(g)	3,455,000	3,469,474
Octagon Investment Partners XVII
Ltd., Series 2013-1A, Class CR2,
3.49% (3 mo. USD LIBOR +
1.70%), 01/25/2031(b)(g)	3,248,497	3,160,439
Sonic Capital LLC, Series 2020-1A,
Class A2I, 3.85%,
01/20/2050(b)	3,232,000	3,353,410
Total Asset-Backed Securities
(Cost $22,225,163)		22,509,524
Exchange-Traded Funds–2.01%	Shares

Invesco Senior Loan ETF(h)	743,000	16,338,570
SPDR S&P 500 ETF Trust	18,500	5,480,810
Total Exchange-Traded Funds
(Cost $22,198,297)		21,819,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

		Principal
		Amount	Value
Variable Rate Senior Loan Interests–1.76%(i)
Cable & Satellite–0.84%
Altice Financing S.A. (Luxembourg),
Term Loan, 4.41% (1 mo. USD
LIBOR + 2.75%), 07/15/2025(g)		$2,443,718	$2,368,891
Charter Communications
Operating LLC, Term Loan B-1,
3.36% (1 mo. USD LIBOR +
1.75%), 04/30/2025(g)		3,400,326	3,373,973
CSC Holdings LLC, Term Loan, 4.16%
(1 mo. USD LIBOR + 2.50%),
04/15/2027(g)		3,411,000	3,381,154
			9,124,018
Household Products–0.31%
Reynolds Group Issuer, Inc./LLC,
Incremental Term Loan, 4.35% (1
mo. USD LIBOR + 2.75%),
02/05/2023(g)		3,405,224	3,380,399
Pharmaceuticals–0.30%
Valeant Pharmaceuticals
International, Inc. (Canada), First
Lien Incremental Term Loan,
4.41% (1 mo. USD LIBOR +
2.75%), 11/27/2025(g)		3,321,314	3,309,391
Wireless Telecommunication Services–0.31%
Sprint Communications, Inc.,
Incremental Term Loan, 4.63% (1
mo. USD LIBOR + 3.00%),
02/02/2024(g)		3,364,504	3,343,476
Total Variable Rate Senior Loan Interests
(Cost $19,339,468)			19,157,284
Non-U.S. Dollar Denominated Bonds & Notes–0.55%(j)
Diversified Banks–0.23%
Erste Group Bank AG (Austria),
6.50%(f)	EUR	2,000,000	2,503,428
Food Retail–0.23%
Iceland Bondco PLC (United Kingdom),
4.63%, 03/15/2025(b)	GBP	2,350,000	2,371,363
Quatrim S.A.S.U. (France), 5.88%,
01/15/2024(b)	EUR	150,000	167,041
			2,538,404
Other Diversified Financial Services–0.02%
eG Global Finance PLC (United
Kingdom), 6.25%,
10/30/2025(b)	EUR	200,000	215,347
Paper Packaging–0.05%
M&G Finance Luxembourg S.A. (Italy),
5.23%(c)(f)	EUR	4,100,000	543,143
Textiles–0.02%
Eagle Intermediate Global Holding
B.V./Ruyi US Finance LLC (China),
5.38%, 05/01/2023(b)	EUR	200,000	165,593
Total Non-U.S. Dollar Denominated Bonds & Notes
(Cost $7,356,237)			5,965,915
	Principal
	Amount	Value
U.S. Treasury Securities–0.21%
U.S. Treasury Bills–0.21%
1.69%, 04/09/2020
(Cost $2,271,233)(k)(l)	$ 2,275,000	$2,271,233
U.S. Government Sponsored Agency Mortgage-Backed
Securities–0.07%
Freddie Mac Multifamily
Connecticut Avenue Securities
Trust, Series 2019-01,
Class M10,
4.88% (1 mo. USD LIBOR +
3.25%), 10/15/2049(b)(g)
(Cost $747,000)	747,000	780,344
	Shares
Common Stocks & Other Equity Interests–0.00%
Diversified Support Services–0.00%
ACC Claims Holdings LLC(d)(m)	4,130,550	4
Integrated Telecommunication Services–0.00%
Ventelo Ltd. (United Kingdom)(d)(m)	73,021	0
Leisure Products–0.00%
HF Holdings, Inc.(d)(m)	36,820	0
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust,
Series ACC1(m)(n)	4,846,549	9,208
Adelphia Recovery Trust,
Series Arahova(m)(n)	2,211,702	3,318
		12,526
Total Common Stocks & Other Equity Interests
(Cost $9,361,768)		12,530
Money Market Funds–3.28%
Invesco Government & Agency Portfolio,
Institutional Class, 1.50%(o)	12,220,019	12,220,019
Invesco Liquid Assets Portfolio,
Institutional Class, 1.64%(o)	9,414,582	9,419,290
Invesco Treasury Portfolio, Institutional
Class, 1.48%(o)	13,965,736	13,965,736
Total Money Market Funds (Cost $35,604,124)		35,605,045
TOTAL INVESTMENTS IN SECURITIES–98.88%
(Cost $1,119,461,522)		1,073,813,208
OTHER ASSETS LESS LIABILITIES—1.12%		12,140,089
NET ASSETS–100.00%		$1,085,953,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Conv. – Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
LIBOR – London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SPDR	– Standard & Poor's Depositary Receipt
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $579,774,887, which represented 53.62% of the Fund's Net Assets.

(c)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $2,000,893, which represented less than 1% of the Fund's Net Assets.

(d)Securities valued using significant unobservable inputs (Level 3). See Note 3.

(e)All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(f)Perpetual bond with no specified maturity date.

(g)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(h)The security and the Fund are affiliated by having the same investment adviser. The table below shows the Fund's transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended February 29, 2020.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	February 28, 2019	at Cost	from Sales	(Depreciation)	Gain	February 29, 2020	Income
Invesco Senior Loan ETF	$-	$16,858,670	$-	$(520,100)	$-	$16,338,570	$-

(i)Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)Foreign denominated security. Principal amount is denominated in the currency indicated.

(k)All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1M.

(l)Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(m)Non-income producing security.

(n)Acquired as part of the Adelphia Communications bankruptcy reorganization.

(o)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

Open Forward Foreign Currency Contracts

		Contract to		Unrealized
Settlement				Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
05/29/2020	Goldman Sachs International	GBP 852,762	USD 1,105,286	$9,668

Currency Risk
05/29/2020	Goldman Sachs International	EUR 8,743,418	USD 9,542,173	(158,283)
Total Forward Foreign Currency Contracts				$(148,615)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Fund

Open Over-The-Counter Total Return Swap Agreements

								Upfront
								Payments		Unrealized
	Pay/		Fixed	Payment	Number of			Paid		Appreciation
Counterparty	Receive	Reference Entity	Rate	Frequency	Contracts	Maturity Date	Notional Value	(Received)	Value	(Depreciation)
Interest Rate Risk
Morgan Stanley & Co.		Markit iBoxx USD Liquid
LLC	Receive	Leveraged Loan Index	1.91%	Quarterly	60,887	June—2020	$ 10,825,000	$—	$(153,991)	$(153,991)
Morgan Stanley & Co.		Markit iBoxx USD Liquid
LLC	Receive	Leveraged Loan Index	1.91	Quarterly	94,915	June—2020	16,875,000	—	(240,055)	(240,055)
Total — Total Return Swap Agreements								$—	$(394,046)	$(394,046)

Abbreviations:

EUR —Euro

GBP —British Pound Sterling

USD —U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,083,857,398)	$1,038,208,163
Investments in affiliated money market funds, at value
(Cost $35,604,124)	35,605,045
Other investments:
Unrealized appreciation on forward foreign currency
contracts outstanding	9,668
Cash	1,862,291
Foreign currencies, at value (Cost $9,174,825)	9,206,704
Receivable for:
Investments sold	3,478,339
Fund shares sold	696,080
Dividends	43,559
Interest	18,080,836
Investments matured, at value (Cost $2,672,027)	0
Investment for trustee deferred compensation and
retirement plans	323,361
Other assets	55,510
Total assets	1,107,569,556
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency
contracts outstanding	158,283
Swaps payable — OTC	105,703
Unrealized depreciation on swap agreements—OTC	394,046
Payable for:
Investments purchased	14,625,394
Dividends	1,078,265
Fund shares reacquired	4,242,353
Accrued fees to affiliates	508,925
Accrued trustees' and officers' fees and benefits	3,661
Accrued other operating expenses	100,266
Trustee deferred compensation and retirement plans	399,363
Total liabilities	21,616,259
Net assets applicable to shares outstanding	$1,085,953,297
Net assets consist of:
Shares of beneficial interest	$1,304,441,242
Distributable earnings (loss)	(218,487,945)
$1,085,953,297
Net Assets:
Class A	$663,578,344
Class C	$35,743,067
Class Y	$61,065,387
Investor Class	$80,043,252
Class R5	$55,520,225
Class R6	$190,003,022

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	167,606,730
Class C	9,050,159
Class Y	15,383,255
Investor Class	20,226,376
Class R5	14,081,104
Class R6	48,090,684
Class A:
Net asset value per share	$3.96
Maximum offering price per share
(Net asset value of $3.96 ÷ 95.75%)	$4.14
Class C:
Net asset value and offering price per share	$3.95
Class Y:
Net asset value and offering price per share	$3.97
Investor Class:
Net asset value and offering price per share	$3.96
Class R5:
Net asset value and offering price per share	$3.94
Class R6:
Net asset value and offering price per share	$3.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$ 67,721,778
Dividends from affiliated money market funds	1,107,112
Dividends	408,664
Total investment income	69,237,554
Expenses:
Advisory fees	6,009,143
Administrative services fees	161,692
Custodian fees	30,801
Distribution fees:
Class A	1,705,771
Class C	364,465
Investor Class	204,188
Transfer agent fees — A, C, Y and Investor	1,618,411
Transfer agent fees — R5	60,944
Transfer agent fees — R6	16,946
Trustees' and officers' fees and benefits	29,872
Registration and filing fees	124,642
Reports to shareholders	128,604
Professional services fees	202,984
Other	24,277
Total expenses	10,682,740
Less: Fees waived and/or expense offset arrangement(s)	(77,783)
Net expenses	10,604,957
Net investment income	58,632,597
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(24,612,433)

Foreign currencies	(253,749)
Forward foreign currency contracts	720,414
Option contracts written	1,206,315
Swap agreements	1,114,175
(21,825,278)
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,888,322
Foreign currencies	29,725
Forward foreign currency contracts	(94,538)

Swap agreements	(1,076,153)
2,747,356
Net realized and unrealized gain (loss)	(19,077,922)
Net increase in net assets resulting from operations	$ 39,554,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$58,632,597	$60,064,399
Net realized gain (loss)	(21,825,278)	78,303
Change in net unrealized appreciation (depreciation)	2,747,356	(20,698,748)
Net increase in net assets resulting from operations	39,554,675	39,443,954
Distributions to shareholders from distributable earnings:
Class A	(38,994,977)	(34,588,949)

Class C	(1,808,858)	(3,276,545)

Class Y	(4,886,397)	(5,794,540)

Investor Class	(4,667,659)	(4,750,718)

Class R5	(3,764,959)	(3,788,389)

Class R6	(11,783,723)	(10,543,548)

Total distributions from distributable earnings	(65,906,573)	(62,742,689)
Share transactions–net:
Class A	(5,464,341)	(4,157,866)

Class C	(1,015,015)	(48,996,297)

Class Y	(49,924,429)	(2,683,956)

Investor Class	2,533,035	(16,578,847)

Class R5	(7,920,168)	(8,938,197)

Class R6	7,796,010	(4,496,115)

Net increase (decrease) in net assets resulting from share transactions	(53,994,908)	(85,851,278)

Net increase (decrease) in net assets	(80,346,806)	(109,150,013)
Net assets:
Beginning of year	1,166,300,103	1,275,450,116
End of year	$1,085,953,297	$1,166,300,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends						with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end ofperiod	expenses	expenses	to average	Portfolio
	ofperiod	income(a)	unrealized)	operations	income	capital	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A											1.01%(d)	1.02%(d)	5.09%(d)
Year ended 02/29/20	$4.05	$0.21	$(0.07)	$ 0.14	$(0.23)	$—	$(0.23)	$3.96	3.53%	$663,578				62%
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.05	3.28	685,222	1.15	1.15	4.96	34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.07	701,560	1.07	1.08	4.69	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91	828,560	1.00	1.01	5.10	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.43)	744,564	1.03	1.03	5.39	84
Class C											1.76(d)	1.77(d)	4.34(d)	62
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	—	(0.20)	3.95	2.75	35,743
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	—	(0.18)	4.04	2.50	37,607	1.90	1.90	4.21	34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	—	(0.18)	4.12	2.29	88,812	1.82	1.83	3.94	56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09	101,572	1.75	1.76	4.35	99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.82	(8.18)	92,310	1.78	1.78	4.64	84
Class Y											0.76(d)	0.77(d)	5.34(d)	62
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	—	(0.24)	3.97	3.54	61,065
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	—	(0.22)	4.07	3.79	112,350	0.90	0.90	5.21	34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	—	(0.22)	4.14	3.09	116,954	0.82	0.83	4.94	56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44	201,080	0.75	0.76	5.35	99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.84	(7.18)	88,893	0.78	0.78	5.64	84
Investor Class											1.01(d)	1.02(d)	5.09(d)
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	—	(0.23)	3.96	3.53	80,043				62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.05	3.31	79,404	1.15	1.15	4.96	34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.11(e)	97,913	1.01(e)	1.02(e)	4.75(e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95(e)	105,545	0.96(e)	0.97(e)	5.14(e)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.40)(e)	100,212	1.01(e)	1.01(e)	5.41(e)	84
Class R5											0.68(d)	0.69(d)	5.42(d)	62
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	—	(0.25)	3.94	3.75	55,520
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.04	3.59	64,804	0.84	0.84	5.27	34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.40	75,185	0.75	0.76	5.01	56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32	88,644	0.66	0.67	5.44	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.15)	86,239	0.69	0.69	5.73	84
Class R6											0.59(d)	0.60(d)	5.51(d)
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	—	(0.25)	3.95	3.70	190,003				62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	—	(0.23)	4.05	3.94	186,913	0.75	0.75	5.36	34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.49	195,027	0.66	0.67	5.10	56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42	157,367	0.57	0.58	5.53	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.07)	125,310	0.60	0.60	5.82	84

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $682,308, $36,447, $82,123, $81,675 , $60,891 and $191,921 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.21% and 0.23% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

23	Invesco High Yield Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

24	Invesco High Yield Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently "marked-to-market" to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between two parties ("uncleared/ OTC") or, in some instances, must be transacted through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty ("centrally cleared swap"). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund's NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund's ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund's maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund's exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract

25	Invesco High Yield Fund

may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claim. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund's share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Fund's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

O.Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

26	Invesco High Yield Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%
Over $1 billion	0.450%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.529%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $65,673.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Investor Class shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $76,683 in front-end sales commissions from the sale of Class A shares and $10,498 and $1,178 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

27	Invesco High Yield Fund

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$965,691,953	$0	$965,691,953
Asset-Backed Securities	—	22,509,524	—	22,509,524
Exchange-Traded Funds	21,819,380	—	—	21,819,380
Variable Rate Senior Loan Interests	—	19,157,284	—	19,157,284
Non-U.S. Dollar Denominated Bonds & Notes	—	5,965,915	—	5,965,915
U.S. Treasury Securities	—	2,271,233	—	2,271,233
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	780,344	—	780,344
Common Stocks & Other Equity Interests	12,526	—	4	12,530
Money Market Funds	35,605,045	—	—	35,605,045
Total Investments in Securities	57,436,951	1,016,376,253	4	1,073,813,208
Other Investments - Assets*
Investments Matured	—	—	0	0
Forward Foreign Currency Contracts	—	9,668	—	9,668
	—	9,668	0	9,668
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(158,283)	—	(158,283)

Swap Agreements	—	(394,046)	—	(394,046)

	—	(552,329)	—	(552,329)

Total Other Investments	—	(542,661)	—	(542,661)
Total Investments	$57,436,951	$1,015,833,592	$4	$1,073,270,547

*Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

Value
	Currency	Interest
Derivative Assets	Risk	Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$9,668	$-	$9,668
Derivatives not subject to master netting agreements	-	-	-
Total Derivative Assets subject to master netting agreements	$9,668	$-	$9,668

		Value
	Currency	Interest
Derivative Liabilities	Risk	Rate Risk	Total
Unrealized depreciation on swap agreements — OTC	$-	$(394,046)	$(394,046)

Unrealized depreciation on forward foreign currency contracts outstanding	(158,283)	-	(158,283)

Total Derivative Liabilities	(158,283)	(394,046)	(552,329)

Derivatives not subject to master netting agreements	-	-	-
Total Derivative Liabilities subject to master netting agreements	$(158,283)	$(394,046)	$(552,329)

28	Invesco High Yield Fund

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2020.

						Collateral
	Financial Derivative Assets		Financial Derivative Liabilities			(Received/Pledged)
	Forward	Forward
	Foreign	Foreign
	Currency	Currency	Swap	Total	Net Value of			Net
Counterparty	Contracts	Contracts	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount
Goldman Sachs International	$9,668	$(158,283)	$–	$(158,283)	$(148,615)	$–	$–	$(148,615)

Morgan Stanley & Co. LLC	–	–	(499,749)	(499,749)	(499,749)	–	–	(499,749)

Total	$9,668	$(158,283)	$(499,749)	$(658,032)	$(648,364)	$–	$–	$(648,364)

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

		Location of Gain (Loss) on
		Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$720,414	$-	$720,414
Options purchased(a)	-	(1,489,586)	-	(1,489,586)
Options written	-	-	1,206,315	1,206,315
Swap agreements	2,417,757	-	(1,303,582)	1,114,175
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(94,538)	-	(94,538)

Swap agreements	(682,107)	-	(394,046)	(1,076,153)

Total	$1,735,650	$(863,710)	$(491,313)	$380,627

(a)Options purchased are included in the net realized gain (loss) from investment securities. The table below summarizes the average notional value of derivatives held during the period.

Foreign
	Forward		Currency
	Foreign Currency	Swaptions	Options	Swaptions	Swap
	Contracts	Purchased	Purchased	Written	Agreements
Average notional value	$10,854,674	$140,871,429	$23,122,700	$121,471,429	$136,655,727

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $12,110.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

29	Invesco High Yield Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$65,906,573	$62,742,689
Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$4,355,069

Net unrealized appreciation (depreciation) — investments		(56,029,865)
Net unrealized appreciation - foreign currencies		31,099
Temporary book/tax differences		(345,754)

Capital loss carryforward		(166,498,494)
Shares of beneficial interest		1,304,441,242
Total net assets		$1,085,953,297

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$56,282,480	$110,216,014	$166,498,494

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $646,614,683 and $698,966,861, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $8,411,674 and $8,940,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 29,882,027
Aggregate unrealized (depreciation) of investments	(85,911,892)

Net unrealized appreciation (depreciation) of investments	$(56,029,865)

Cost of investments for tax purposes is $1,129,300,412.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and defaulted bonds, on February 29, 2020, undistributed net investment income was increased by $7,166,613 and undistributed net realized gain (loss) was decreased by $7,166,613. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	23,841,441	$ 97,035,143	25,858,723	$ 103,785,274
Class C	3,327,980	13,502,209	2,090,715	8,428,988
Class Y	7,578,729	30,934,255	25,840,783	104,305,214
Investor Class	12,534,765	50,900,080	7,727,438	31,014,518
Class R5	4,044,966	16,396,532	3,035,402	12,267,352
Class R6	10,619,933	43,170,211	9,073,020	36,708,703
30	Invesco High Yield Fund

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	7,073,317	$28,695,757	6,648,792	$26,840,856
Class C	324,143	1,311,503	595,394	2,397,035
Class Y	872,444	3,550,538	1,109,580	4,502,646
Investor Class	956,579	3,878,323	1,011,065	4,082,371
Class R5	931,449	3,764,899	935,850	3,768,412
Class R6	2,850,554	11,540,297	2,573,626	10,370,646
Automatic conversion of Class C shares to Class A shares:
Class A	1,137,000	4,626,129	-	-
Class C	(1,139,802)	(4,626,129)	-	-
Reacquired:
Class A	(33,465,100)	(135,821,370)	(33,374,204)	(134,783,996)

Class C	(2,762,570)	(11,202,598)	(14,958,720)	(59,822,320)

Class Y	(20,705,904)	(84,409,222)	(27,548,353)	(111,491,816)

Investor Class	(12,851,746)	(52,245,368)	(12,859,586)	(51,675,736)

Class R5	(6,925,624)	(28,081,599)	(6,201,655)	(24,973,961)

Class R6	(11,587,672)	(46,914,498)	(12,777,701)	(51,575,464)

Net increase (decrease) in share activity	(13,345,118)	$(53,994,908)	(21,219,831)	$(85,851,278)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI may have an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 8% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

31	Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,004.30	$5.08	$1,019.79	$5.12	1.02%

Class C	1,000.00	1,000.50	8.80	1,016.06	8.87	1.77

Class Y	1,000.00	1,005.70	3.84	1,021.03	3.87	0.77

Investor Class	1,000.00	1,004.30	5.08	1,019.79	5.12	1.02
Class R5	1,000.00	1,005.80	3.49	1,021.38	3.52	0.70

Class R6	1,000.00	1,006.30	3.04	1,021.83	3.07	0.61

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

33	Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0.61%
Corporate Dividends Received Deduction*	0.48%
U.S. Treasury Obligations*	0.10%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

34	Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco High Yield Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco High Yield Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco High Yield Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco High Yield Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco High Yield Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco High Yield Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Income Fund

Nasdaq:

A: AGOVX ￿ C: AGVCX ￿ R: AGVRX ￿ Y: AGVYX ￿ Investor: AGIVX ￿ R5: AGOIX

￿R6: AGVSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

15 Financial Statements

18 Financial Highlights

19 Notes to Financial Statements

28Report of Independent Registered Public Accounting Firm

29Fund Expenses

30Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Income Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Income Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Income Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Bar- clays U.S. Aggregate Bond Index, the Fund's broad market benchmark.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, February 28, 2019 to February 29, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.75%
Class C Shares	6.09
Class R Shares	6.61
Class Y Shares	7.14
Investor Class Shares	6.93
Class R5 Shares	7.24
Class R6 Shares	7.13
Bloomberg Barclays U.S. Aggregate Bond Index￿ (Broad Market Index)	11.68

Source(s): ￿RIMES Technologies Corp.

Risk assets performed well through most of the fiscal year, but experienced spread widen- ing as the fiscal year ended. Structured credit sectors such as non-agency MBS (RMBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) outperformed US Treasuries, benefiting from a broadly bullish environment. Structured credit, along with other spread products, ben- efited from the Fed's decision to cut rates three times over the fiscal year. Investment grade corporate bonds performed well as solid corporate fundamentals and demand for high quality assets were robust. High yield corporate bonds also posted positive returns during the fiscal year as underlying company fundamentals remained supportive despite a weakening outlook for the energy and materi- als sector. Emerging market sovereign and corporate debt both produced posted positive returns for the fiscal year driven by easier financial conditions and the global hunt for yield as investors flocked to the asset class.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for the US bond market. US bonds posted strong nominal results for the fiscal year, as rates fell amid anxiety over a decelerating global economy, persistent trade disputes between the US and China and the spread of the new Coronavirus (COVID-19). Global risks remained throughout most of the fiscal year; however, in the final months of 2019, rates increased amid diminishing risks of imminent rate cuts by the US Federal Re- serve (the Fed), which were previously priced in. The global economy appeared to be stabi- lizing as trade disputes between the US and China, Brexit uncertainties and Chinese data all seemed less threatening to valuations. However, the final month of the fiscal year proved to bring on more volatility as the spread of the coronavirus wreaked havoc on financial markets and economies across the world. Equity markets fell steeply, and US Treasury yields plummeted as uncertainty regarding the spread and severity of the coronavirus put extreme pressure on risk as-

Portfolio Composition

By security type	% of total net assets
Asset-Backed Securities	68.82%
U.S. Government Sponsored
Agency Mortgage-Backed
Securities	12.15
Agency Credit Risk Transfer
Notes	10.38
U.S. Dollar Denominated Bonds
& Notes	7.73
Preferred Stocks	6.82
U.S. Treasury Securities	1.80
Common Stocks & Other Equity
Interests	1.73
Exchange-Traded Fund	1.00
Money Market Funds Plus Other
Assets Less Liabilities	(10.43)

sets causing investors to flock to perceived safe havens. The Fed cut interest rates three times during the fiscal year: in July, Septem- ber, and October 2019.1 At its December meeting, the Fed gave the clear indication that the target rate would likely remain at its current level through 2020 as factors that had driven risk aversion during 2019 had shown signs of improving. However, in Febru- ary 2020, Fed Chairman Jerome Powell made it clear that the Fed was prepared to act as coronavirus posed a new threat to eco- nomic activity.

In regard to rate movements during the fiscal year, the two-year US Treasury yield declined from 2.52% to 0.86%, the 10-year US Treasury yield decreased from 2.73% to 1.13% and the 30-year US Treasury yield decreased from 3.09% to 1.65%.2 The yield curve, as measured by the yield differential of the two-year US Treasury yield versus the

30-year US Treasury yield, steepened notably from 57 basis points to 79 basis points.2 (A basis point is one one-hundredth of a percent- age point.)

Top Five Debt Issuers

% of total net assets

1. Government National Mortgage
	Association	11.3%
2.	Commercial Mortgage Trust	7.4
3.	Wells Fargo Commercial
	Mortgage Trust	5.2
4.	Progress Residential Trust	5.1
5.	Invitation Homes Trust	4.2

Given this market backdrop, Class A shares of Invesco Income Fund, at NAV, generated a positive return but underperformed its broad market index, the Bloomberg Barclays

U.S. Aggregate Bond Index. The Fund's out- of-benchmark allocation to structured securi- ties, such as RMBS and ABS, contributed to relative Fund performance for the fiscal year. The Fund's out-of-benchmark allocation to real estate investment trust preferred and common equity was also a contributor to the Fund's relative performance.

During the fiscal year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Du- ration measures a portfolio's price sensitivity to interest rate changes, with a shorter- duration portfolio tending to be less sensitive to these changes. Buying and selling US Trea- sury futures contracts was an important tool we used for the management of interest rate risk and to maintain the Fund's targeted port- folio duration. During the fiscal year, the Fund's duration and yield curve positioning were detractors from performance relative to the broad market benchmark. The Fund's

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Income Fund

security selection within investment grade corporates was also a detractor from relative Fund performance.

Please note that our strategy is imple- mented using derivative instruments, includ- ing futures and swaps. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these in- struments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify tradi- tional investment risks through the creation of leverage and may be less liquid than tradi- tional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

We welcome new investors who joined the Fund during the fiscal year and thank you for your investment in Invesco Income Fund.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

Portfolio Managers:

Philip Armstrong

Mario Clemente

Kevin Collins

Clint Dudley

David Lyle

Brian Norris

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Income Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$15,000

$14,707 Bloomberg Barclays U.S. Aggregate Bond Index1

12,000	$12,039 Invesco Income Fund — Class A Shares

9,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco Income Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)		4.80%
10 Years		1.87
5	Years	0.95
1	Year	2.19
Class C Shares
Inception (8/4/97)		3.48%
10 Years		1.57
5	Years	1.07
1	Year	5.09
Class R Shares
Inception (6/3/02)		3.03%
10 Years		2.09
5	Years	1.60
1	Year	6.61
Class Y Shares
Inception (10/3/08)		3.05%
10 Years		2.60
5	Years	2.08
1	Year	7.14
Investor Class Shares
Inception (9/30/03)		3.09%
10 Years		2.37
5	Years	1.89
1	Year	6.93
Class R5 Shares
Inception (4/29/05)		3.59%
10 Years		2.70
5	Years	2.21
1	Year	7.24
Class R6 Shares
10 Years		2.42%
5	Years	2.02
1	Year	7.13

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the

12b-1 fees applicable to Class A shares. The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; there- fore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Income Fund

Invesco Income Fund's investment objective is current income and, secondarily, capital appreciation.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index con- sidered representative of the US invest- ment grade, fixed-rate bond market.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Income Fund

Schedule of Investments

February 29, 2020

	Principal
	Amount	Value
Asset-Backed Securities–68.82%
Adagio V CLO DAC, Series V-X, Class E,
3.20% (3 mo. EURIBOR + 3.20%),
10/15/2031(a)(b)	$ 4,000,000	$ 4,422,910
Angel Oak Mortgage Trust,
Series 2019-5, Class B1, 3.96%,
10/25/2049(a)(c)	2,361,000	2,440,188
Avoca CLO XX DAC, Series 20A,
Class D1, 3.90% (3 mo. EURIBOR +
3.90%), 07/15/2032(a)(b)	2,675,000	3,000,411
Banc of America Commercial Mortgage
Trust, Series 2015-UBS7, Class XA,
IO, 0.81%, 09/15/2048(c)	18,422,710	716,102
Bank, Series 2018-BN14, Class E,
3.00%, 09/15/2060(a)(c)	5,750,000	5,203,105
Bear Stearns Adjustable Rate Mortgage
Trust, Series 2004-10, Class 12A1,
3.83%, 01/25/2035(c)	490,215	496,932
Benchmark Mortgage Trust,
Series 2018-B6, Class E, 3.12%,
10/10/2051(a)(c)	8,000,000	7,139,190
Series 2019-B11, Class D, 3.00%,
05/15/2052(a)	5,250,000	4,889,453
Series 2019-B14, Class C, 3.78%,
12/15/2062	4,650,000	5,001,782
Blackbird Capital Aircraft Lease
Securitization Ltd., Series 2016-
1A, Class B, 5.68%,
12/16/2041(a)(c)(d)	5,182,813	5,361,090
CAL Funding III Ltd., Series 2018-1A,
Class B, 4.80%, 02/25/2043(a)	1,600,000	1,629,314
Cantor Commercial Real Estate
Lending,
Series 2019-CF1, Class 65D,
4.66%, 05/15/2052(a)(c)	4,517,000	4,650,435
Series 2019-CF2, Class E, 2.50%,
11/15/2052(a)	3,000,000	2,532,382
Cerberus Loan Funding XXV L.P.,
Series 2018-4RA, Class DR, 5.63%
(3 mo. USD LIBOR + 3.80%),
10/15/2030(a)(b)	2,100,000	2,029,933
Cerberus Loan Funding XXVI L.P.,
Series 2019-1A, Class D, 6.68% (3
mo. USD LIBOR + 4.85%),
04/15/2031(a)(b)	2,500,000	2,514,718
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3,
3.75%, 04/25/2045(a)(c)	2,142,019	2,246,500
Series 2016-SH2, Class M3,
3.75%, 12/25/2045(a)(c)	2,735,464	2,864,187
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class D,
4.42%, 04/10/2023(a)(c)	4,885,000	5,135,022
Series 2014-GC25, Class C,
4.53%, 10/10/2047(c)	4,000,000	4,323,477
Series 2015-GC29, Class D,
3.11%, 04/10/2048(a)	5,000,000	4,843,771
	Principal
	Amount	Value
Commercial Mortgage Trust,
Series 2014-CR16, Class C,
4.93%, 04/10/2047(c)	$10,000,000	$ 10,874,413
Series 2014-CR19, Class C,
4.73%, 08/10/2024(c)	4,578,800	4,957,847
Series 2014-UBS4, Class C, 4.64%,
07/10/2024(c)	5,000,000	5,321,120
Series 2015-CR24, Class B,
4.38%, 08/10/2048(c)	6,800,000	7,484,733
Series 2015-CR26, Class C,
4.48%, 10/10/2048(c)	4,000,000	4,378,396
CSAIL Commercial Mortgage Trust,
Series 2016-C6, Class E, 3.92%,
01/15/2049(a)(c)	3,000,000	2,545,890
Series 2017-CX9, Class D, 4.15%,
09/15/2050(a)(c)	6,304,000	6,224,093
Series 2018-C14, Class E, 4.89%,
11/15/2051(a)(c)	4,548,000	4,737,942
CVC Cordatus Loan Fund XIV DAC,
Series 14A, Class C1, 2.65% (3
mo. EURIBOR + 2.65%),
05/22/2032(a)(b)	1,000,000	1,115,162
DB Master Finance LLC,
Series 2019-1A, Class A23,
4.35%, 05/20/2049(a)	3,136,300	3,376,552
Diamond CLO Ltd., Series 2019-1A,
Class D, 6.54% (3 mo. USD LIBOR +
4.75%), 04/25/2029(a)(b)	3,000,000	3,006,583
Flagstar Mortgage Trust,
Series 2018-5, Class B1, 4.54%,
09/25/2048(a)(c)	1,653,766	1,822,476
Series 2018-5, Class B2, 4.54%,
09/25/2048(a)(c)	1,981,601	2,150,368
Series 2018-6RR, Class B2,
5.01%, 10/25/2048(a)(c)	2,925,920	3,369,229
Series 2018-6RR, Class B3,
5.01%, 10/25/2048(a)(c)	2,925,920	3,277,436
Galton Funding Mortgage Trust,
Series 2019-H1, Class B1, 3.89%,
10/25/2059(a)(c)	5,480,000	5,566,273
GCAT Trust, Series 2019-NQM3,
Class B1, 3.95%, 11/25/2059(a)(c)	4,000,000	4,045,706
GPT Mortgage Trust, Series 2018-GPP,
Class D, 3.51% (1 mo. USD LIBOR +
1.85%), 06/15/2035(a)(b)	159,196	157,929
GS Mortgage Securities Corp. Trust,
Series 2017-SLP, Class E, 4.59%,
10/10/2032(a)(c)	5,050,000	5,171,177
Series 2018-TWR, Class G, 5.58%
(1 mo. USD LIBOR + 3.92%),
07/15/2021(a)(b)	3,000,000	3,026,357
Hertz Vehicle Financing II L.P.,
Series 2016-4A, Class C, 5.06%,
07/25/2022(a)	6,000,000	6,195,829
Holland Park CLO DAC (Ireland),
Class C, 4.40% (3 mo. EURIBOR +
4.40%), 11/14/2032(a)(b)	2,000,000	2,227,550
Class D, 7.03% (3 mo. EURIBOR +
7.03%), 11/14/2032(a)(b)	2,000,000	2,260,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Income Fund

	Principal
	Amount	Value
Home Partners of America Trust,
Series 2017-1, Class E, 4.31% (1
mo. USD LIBOR + 2.65%),
07/17/2034(a)(b)	$ 5,000,000	$ 5,020,436
Horizon Aircraft Finance III Ltd.,
Series 2019-2, Class B, 4.46%,
11/15/2039(a)	1,976,190	2,007,047
Invitation Homes Trust,
Series 2018-SFR1, Series E, 3.66%
(1 mo. USD LIBOR + 2.00%),
03/17/2037(a)(b)	6,056,172	6,070,793
Series 2018-SFR2, Class E, 3.66%
(1 mo. USD LIBOR + 2.00%),
06/17/2037(a)(b)	5,000,000	4,984,022
Series 2018-SFR4, Series E, 3.61%
(1 mo. USD LIBOR + 1.95%),
01/17/2038(a)(b)	4,000,000	4,018,020
Series 2018-SFR4, Series F, 3.86%
(1 mo. USD LIBOR + 2.20%),
01/17/2038(a)(b)	4,000,000	4,008,637
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2II,
4.85%, 07/30/2047(a)	6,337,500	6,921,782
JP Morgan Chase Commercial Mortgage
Securities Trust,
Series 2018-PHH, Class E, 4.07%
(1 mo. USD LIBOR + 2.41%),
06/15/2020(a)(b)	2,000,000	1,997,690
Series 2018-PHH, Class F, 4.67%
(1 mo. USD LIBOR + 3.01%),
06/15/2020(a)(b)	2,000,000	1,997,102
Series 2018-WPT, Class DFL,
3.92% (1 mo. USD LIBOR +
2.25%), 07/05/2033(a)(b)	3,000,000	3,006,605
JPMBB Commercial Mortgage
Securities Trust, Series 2014-C26,
Class D, 3.88%, 12/15/2024(a)(c)	4,000,000	4,016,062
MACH 1 Cayman Ltd., Series 2019-1,
Class B, 4.34%, 10/15/2039(a)	2,191,861	2,217,266
Morgan Stanley Bank of America Merrill
Lynch Trust,
Series 2015-C20, Class D, 3.07%,
02/15/2048(a)	3,200,000	3,079,295
Series 2015-C24, Class D, 3.26%,
07/15/2025(a)	5,000,000	4,848,188
Morgan Stanley Capital I Trust,
Series 2018-H4, Class C, 5.08%,
12/15/2051(c)	5,000,000	5,907,176
Progress Residential Trust,
Series 2017-SFR2, Class D, 3.60%,
12/17/2034(a)	3,413,000	3,454,600
Series 2017-SFR2, Class E, 4.14%,
12/17/2034(a)	3,000,000	3,048,810
Series 2018-SFR1, Class F, 4.78%,
03/17/2035(a)	525,000	535,893
Series 2018-SFR2, Class E, 4.66%,
08/17/2035(a)	3,000,000	3,101,393
Series 2018-SFR3, Class D, 4.43%,
10/17/2035(a)	7,000,000	7,263,383
Series 2019-SFR1, Class E, 4.47%,
08/17/2035(a)	5,000,000	5,221,381
Residential Mortgage Loan Trust,
Series 2019-1, Class M1, 4.59%,
10/25/2058(a)(c)	5,000,000	5,117,110
Series 2019-3, Class B1, 3.81%,
09/25/2059(a)(c)	3,276,000	3,294,812
	Principal
	Amount	Value
Sapphire Aviation Finance II Ltd.,
Series 2020-1A, Class B, 4.34%,
03/15/2040(a)	$ 3,250,000	$ 3,238,274
Seasoned Credit Risk Transfer Trust,
Series 2017-4, Class M, 4.75%,
06/25/2057(a)(c)	3,000,000	3,174,322
Sonic Capital LLC, Series 2020-1A,
Class A2I, 3.85%, 01/20/2050(a)	2,713,000	2,814,913
Taco Bell Funding LLC, Series 2018-
1A, Class A2I, 4.32%,
11/25/2048(a)	4,443,750	4,590,705
Textainer Marine Containers V Ltd.,
Series 2017-2A, Class B, 4.75%,
06/20/2042(a)	1,731,296	1,793,444
Textainer Marine Containers VII Ltd.,
Series 2018-1A, Class B, 4.93%,
07/20/2043(a)	1,002,220	1,046,577
Thunderbolt II Aircraft Lease Ltd.,
Series 2018-A, Class B, 5.07%,
09/15/2038(a)(c)(d)	4,494,048	4,677,518
Tricon American Homes Trust,
Series 2018-SFR1, Class D, 4.17%,
05/17/2037(a)	2,000,000	2,131,770
Triton Container Finance VI LLC,
Series 2018-2A, Class A, 5.05%,
06/22/2043(a)	3,750,000	3,786,611
Voya CLO Ltd., Series 2014-1A,
Class CR2, 4.62% (3 mo. USD LIBOR
+ 2.80%), 04/18/2031(a)(b)	1,300,000	1,249,326
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%,
12/15/2024(a)(c)	6,000,000	5,890,861
Series 2015-C28, Class B, 4.11%,
05/15/2048(c)	7,100,000	7,817,716
Series 2015-NXS2, Class D, 4.31%,
07/15/2025(c)	6,000,000	6,273,134
Series 2017-RC1, Class D, 3.25%,
01/15/2060(a)	4,000,000	3,753,577
Wendy's Funding LLC, Series 2015-1A,
Class A23, 4.50%, 06/15/2045(a)	4,787,500	4,951,858
Total Asset-Backed Securities (Cost $297,331,601)		313,062,715

U.S. Government Sponsored Agency Mortgage-Backed Securities–12.15%

Collateralized Mortgage Obligations–0.65%
Fannie Mae REMICs,
2.25%, 02/25/2021	261	261
Freddie Mac Multifamily Connecticut
Avenue Securities Trust,
Series 2019-01, Class M10,
4.88% (1 mo. USD LIBOR +
3.25%), 10/15/2049(a)(b)	1,333,000	1,392,502
Series 2019-01, Class B10,
7.13% (1 mo. USD LIBOR +
5.50%), 10/15/2049(a)(b)	1,500,000	1,566,723
		2,959,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Fund

	Principal
	Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.01%
10.00%, 04/01/2020	$191	$191
4.50%, 09/01/2020	442	442
9.50%, 11/01/2020 to
04/01/2025	5,806	5,923
9.00%, 06/01/2021 to
04/01/2025	28,328	31,058
6.50%, 06/01/2029 to
08/01/2032	4,001	4,509
7.00%, 03/01/2032 to
05/01/2032	1,289	1,391
		43,514
Federal National Mortgage Association (FNMA)–0.04%
5.50%, 03/01/2021	12	12
10.00%, 12/20/2021	864	874
9.50%, 08/01/2022 to
04/20/2025	195	196
6.00%, 04/01/2024	323	358
6.75%, 07/01/2024	111,979	124,978
6.95%, 07/01/2025 to
10/01/2025	27,814	28,017
6.50%, 01/01/2026 to
10/01/2036	7,028	7,917
7.00%, 06/01/2029 to
02/01/2032	1,838	1,899
8.00%, 10/01/2029	32	38
		164,289
Government National Mortgage Association (GNMA)–11.45%
9.00%, 04/15/2021	2	2
8.00%, 11/15/2021 to
02/15/2036	638,100	735,901
7.00%, 01/15/2023 to
12/15/2036	517,217	552,393
9.50%, 03/15/2023	988	992
6.50%, 07/15/2024 to
09/15/2032	78,060	81,235
10.00%, 07/15/2024	38	38
6.95%, 07/20/2025 to
11/20/2026	156,031	163,572
6.00%, 11/15/2031	744	825
8.50%, 01/15/2037	16,240	16,779
TBA,
2.50%, 03/01/2050	14,000,000	14,376,250
3.00%, 03/01/2050	35,000,000	36,164,843
		52,092,830
Total U.S. Government Sponsored Agency
Mortgage-Backed Securities (Cost $54,582,599)		55,260,119
Agency Credit Risk Transfer Notes–10.38%
Fannie Mae Connecticut Avenue Securities
7.13% (1 mo. USD LIBOR +
5.50%), 09/25/2029(b)	3,825,000	4,502,752
5.18% (1 mo. USD LIBOR +
3.55%), 07/25/2030(b)	5,000,000	5,303,511
3.83% (1 mo. USD LIBOR +
2.20%), 08/25/2030(b)	1,291,040	1,304,913
6.13% (1 mo. USD LIBOR +
4.50%), 12/25/2030(b)	3,500,000	3,922,626
Series 2019-R02, Class 1B1,
5.78% (1 mo. USD LIBOR +
4.15%), 08/25/2031(a)(b)	6,956,000	7,521,631
	Principal
	Amount	Value
Freddie MacSeries 2018-HQA1,
Class M2, STACR®, 3.93% (1 mo.
USD LIBOR + 2.30%),
09/25/2030(b)	$5,000,000	$ 5,051,957
Freddie Mac Structured Agency Credit Risk
Debt Notes
Series 2017-DNA2, Class B1,
STACR®, 6.78% (1 mo. USD LIBOR +
5.15%), 10/25/2029(b)	805,000	925,424
Series 2018-HRP2, Class M3,
STACR®, 4.03% (1 mo. USD LIBOR +
2.40%), 02/25/2047(a)(b)	5,000,000	5,110,513
Series 2018-SPI3, Class M1,
STACR®, 4.15% 08/25/2048(a)(c)	864,953	869,945
Golub Capital Partners CLO 34M Ltd.,
(Cayman Islands), Series 2017-
34A, Class CR, 5.39% (3 mo. USD
LIBOR + 3.65%), 03/14/2031(a)(b)	5,000,000	5,010,324
Madison Park Euro Funding XIII DAC,
(Ireland), Series 13A, 2.60% (3
mo. EURIBOR + 2.60%),
01/15/2032(a)(b)	2,400,000	2,667,983
Strata CLO I Ltd., (Cayman Islands),
Series 2018-1A, Class D, 5.89% (3
mo. USD LIBOR + 4.06%),
01/15/2031(a)(b)	5,000,000	5,037,095
Total Agency Credit Risk Transfer Notes
(Cost $46,500,693)		47,228,674

U.S. Dollar Denominated Bonds & Notes–7.73%

Airlines–0.43%

Latam Finance Ltd. (Chile), 7.00%,
03/01/2026(a)	1,970,000	1,973,615
Diversified Banks–0.87%
Banco Santander Mexico S.A.
Institucion de Banca Multiple Grupo
Financiero Santander (Mexico),
5.95% (5yr. U.S. Treasury Yield
Curve Rate + 3.00%),
10/01/2028(a)(b)	2,500,000	2,710,269
Lloyds Banking Group PLC (United
Kingdom), 7.50%(e)	1,110,000	1,235,646
		3,945,915
Diversified Capital Markets–0.61%
Credit Suisse Group AG (Switzerland),
7.25%(a)(e)	2,500,000	2,764,237
Electric Utilities–0.58%
Inkia Energy Ltd. (Peru), 5.88%,
11/09/2027(a)	2,500,000	2,621,875
Electronic Components–1.23%
Corning, Inc., 5.45%, 11/15/2079	5,000,000	5,591,406
Integrated Oil & Gas–0.22%
Petroleos Mexicanos (Mexico), 6.84%,
01/23/2030(a)	971,000	1,016,394
Marine–0.45%
Hidrovias International Finance S.a.r.l.
(Brazil), 5.95%, 01/24/2025(a)	2,000,000	2,054,170
Oil & Gas Exploration & Production–0.46%
Canacol Energy Ltd. (Colombia),
7.25%, 05/03/2025(a)	2,000,000	2,095,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Fund

		Principal
		Amount	Value
Oil & Gas Refining & Marketing–0.43%
Puma International Financing S.A.
(Singapore), 5.13%,
10/06/2024(a)		$ 2,000,000	$ 1,954,044
Packaged Foods & Meats–0.69%
NBM US Holdings, Inc. (Brazil), 7.00%,
05/14/2026(a)		3,000,000	3,142,117
Real Estate Development–0.60%
Longfor Group Holdings Ltd. (China),
4.50%, 01/16/2028(a)		2,500,000	2,701,999
Sovereign Debt–1.16%
Dominican Republic International Bond
(Dominican Republic), 6.88%,
01/29/2026(a)		2,500,000	2,850,894
Oman Government International Bond
(Oman), 4.75%, 06/15/2026(a)		2,500,000	2,442,225
			5,293,119
Total U.S. Dollar Denominated Bonds & Notes
	(Cost $32,730,565)		35,154,721
Preferred Stocks–6.82%		Shares

Mortgage REITs–6.82%
AG Mortgage Investment Trust, Inc.,
8.00%, Series C, Pfd.		150,000	3,789,000
Annaly Capital Management, Inc., 6.50%,
Series G, Pfd.		100,000	2,386,000
Dynex Capital, Inc., 7.63%, Series B, Pfd.		17,352	432,065
Dynex Capital, Inc., 6.90%, Series C, Pfd.		160,000	3,963,200
MFA Financial, Inc., 6.50%, Series C, Pfd.		150,000	3,633,000
New Residential Investment Corp., 7.13%,
Series B, Pfd.		100,000	2,493,000
New York Mortgage Trust, Inc., 7.88%,
Series C, Pfd.		143,616	3,590,400
New York Mortgage Trust, Inc., 8.00%,
Series D, Pfd.		175,000	4,345,250
PennyMac Mortgage Investment Trust,
8.00%, Series B, Pfd.		100,000	2,540,000
Investment Abbreviations:
CLO	– Collateralized Loan Obligation
ETF	– Exchange-Traded Fund
EURIBOR – Euro Interbank Offered Rate
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
STACR® – Structured Agency Credit Risk
TBA	– To Be Announced
USD	– U.S. Dollar
	Shares	Value
Mortgage REITs–(continued)
Two Harbors Investment Corp., 7.25%,
Series C, Pfd.	150,000	$3,844,500
Total Preferred Stocks (Cost $31,144,210)		31,016,415
	Principal
U.S. Treasury Securities–1.80%	Amount

U.S. Treasury Bills–0.34%
1.50% - 1.57%, 04/09/2020(f)(g)	$1,550,000	1,547,461
U.S. Treasury Notes–1.46%
1.75%, 11/15/2029	6,300,000	6,653,145
Total U.S. Treasury Securities (Cost $7,903,078)		8,200,606
	Shares
Common Stocks & Other Equity Interests–1.73%
Mortgage REITs–1.73%
New Residential Investment Corp.	100,000	1,556,000
New York Mortgage Trust, Inc.	800,000	4,560,000
PennyMac Mortgage Investment Trust	85,000	1,759,500
		7,875,500
Total Common Stocks & Other Equity Interests
(Cost $8,495,646)		7,875,500
Exchange-Traded Funds–1.00%
Invesco Senior Loan ETF
(Cost $ 4,712,810)	207,000	4,551,930
Money Market Funds–0.92%
Invesco Government & Agency Portfolio,
Institutional Class, 1.50%(h)	2,515,116	2,515,116
Invesco Treasury Portfolio, Institutional
Class, 1.48%(h)	1,676,744	1,676,744
Total Money Market Funds (Cost $4,191,860)		4,191,860
TOTAL INVESTMENTS IN SECURITIES–111.35%
(Cost $487,593,062)		506,542,540
OTHER ASSETS LESS LIABILITIES—(11.35)%		(51,612,429)
NET ASSETS–100.00%		$454,930,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Fund

Notes to Schedule of Investments:

(a)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $307,014,272, which represented 67.49% of the Fund's Net Assets.

(b)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(c)Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2020.

(d)Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(e)Perpetual bond with no specified maturity date.

(f)All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.

(g)Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

Open Futures Contracts

Unrealized
Short Futures Contracts	Number of	Expiration	Notional	Appreciation
Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury Long Bonds	24	June-2020	$ (4,086,000)	$(85,552)	$ (85,552)

U.S. Treasury 5 Year Notes	944	June-2020	(115,876,000)	(1,086,031)	(1,086,031)

U.S. Treasury 10 Year Notes	387	June-2020	(52,148,250)	(600,098)	(600,098)

U.S. Treasury 10 Year Ultra Bonds	164	June-2020	(24,635,875)	(394,912)	(394,912)

Total Futures Contracts	$(2,166,593)	$(2,166,593)
Open Forward Foreign Currency Contracts
Contract to	Unrealized
Settlement	Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)
Currency Risk
05/29/2020	Goldman Sachs & International	EUR 13,696,074	USD 14,947,279	$(247,941)

Open Centrally Cleared Credit Default Swap Agreements
(Pay)/
Receive	Implied	Upfront	Unrealized
Buy/Sell	Fixed	Payment	Credit	Payments Paid	Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(a)	Notional Value	(Received)	Value	(Depreciation)
Credit Risk
Markit CDX North America High Yield
Index, Series 33, Version 2	Buy	(5.00)%	Quarterly	12/20/2024	3.77%	USD 49,500,000	$(2,417,773)	$(2,676,316)	$(258,543)

(a)Implied credit spreads represent the current level, as of February 29, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Fund

Open Over-The-Counter Credit Default Swap Agreements

			(Pay)/			Implied		Upfront		Unrealized
		Buy/Sell	Receive	Payment	Maturity	Credit	Notional	Payments Paid		Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(a)	Value	(Received)	Value	(Depreciation)
Credit Risk
Morgan Stanley
& Co.
International	Markit CMBX North America BBB-
PLC	Index, Series 7, Version 1	Sell	3.00%	Monthly	01/17/2047	3.65%	$ 10,000,000	$(303,208)	$(220,490)	$82,718
Subtotal—Appreciation								(303,208)	(220,490)	82,718

Credit Risk
J.P. Morgan
Chase Bank,	Markit CMBX North America A
N.A.	Index, Series 13, Version 1	Sell	2.00%	Monthly	12/16/2072	2.23%	$ 25,000,000	$23,987	$(469,781)	$(493,768)
J.P. Morgan	Markit CMBX North America A
Chase Bank,
N.A.	Index, Series 13, Version 1	Sell	2.00%	Monthly	12/16/2072	2.23%	$ 20,000,000	$161,223	$(375,825)	$(537,048)

Merrill Lynch	Markit CMBX North America A
International	Index, Series 12, Version 1	Sell	2.00%	Monthly	08/17/2061	2.10%	$ 15,000,000	$54,633	$(118,350)	$(172,983)

Merrill Lynch	Markit CMBX North America A
International	Index, Series 12, Version 1	Sell	2.00%	Monthly	08/17/2061	2.10%	$ 10,000,000	$88,731	$(78,900)	$(167,631)
Merrill Lynch	Markit CMBX North America BBB
International	Index, Series 12, Version 1	Sell	3.00%	Monthly	08/17/2061	3.79%	$ 10,000,000	$(141,684)	$(558,179)	$(416,495)

Subtotal—Depreciation								186,890	(1,601,035)	(1,787,925)

Total Open Over-The-Counter Credit Default Swap Agreements								$(116,318)	$(1,821,525)	$(1,705,207)

(a)Implied credit spreads represent the current level, as of February 29, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

EUR —Euro

USD —U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $483,401,202)	$502,350,680
Investments in affiliated money market funds, at value
(Cost $4,191,860)	4,191,860
Other investments:
Unrealized appreciation on swap agreements — OTC	82,718
Deposits with brokers:
Cash collateral — OTC Derivatives	640,000
Foreign currencies, at value (Cost $329,578)	330,731
Receivable for:
Investments sold	4,623,444
Fund shares sold	527,862
Dividends	172,235
Interest	1,772,033
Principal paydowns	326
Investment for trustee deferred compensation and
retirement plans	224,136
Other assets	39,217
Total assets	514,955,242
Liabilities:
Other investments:
Variation margin payable - futures contracts	1,842,203
Variation margin payable — centrally cleared swap
agreements	258,543
Premiums received on swap agreements — OTC	116,318
Unrealized depreciation on forward foreign currency
contracts outstanding	247,941
Swaps payable — OTC	158,243
Unrealized depreciation on swap agreements—OTC	1,787,925
Payable for:
Investments purchased	53,798,171
Dividends	216,484
Fund shares reacquired	921,780
Amount due custodian	10,391
Accrued fees to affiliates	289,772
Accrued trustees' and officers' fees and benefits	2,846
Accrued other operating expenses	132,867
Trustee deferred compensation and retirement plans	241,647
Total liabilities	60,025,131
Net assets applicable to shares outstanding	$454,930,111
Net assets consist of:
Shares of beneficial interest	$480,615,704
Distributable earnings (loss)	(25,685,593)
$454,930,111
Net Assets:
Class A	$405,061,115
Class C	$9,555,876
Class R	$4,442,584
Class Y	$10,540,011
Investor Class	$24,786,531
Class R5	$507,701
Class R6	$36,293

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	46,671,793
Class C	1,100,957
Class R	511,201
Class Y	1,212,310
Investor Class	2,852,090
Class R5	58,477
Class R6	4,185
Class A:
Net asset value per share	$8.68
Maximum offering price per share
(Net asset value of $8.68 ÷ 95.75%)	$9.07
Class C:
Net asset value and offering price per share	$8.68
Class R:
Net asset value and offering price per share	$8.69
Class Y:
Net asset value and offering price per share	$8.69
Investor Class:
Net asset value and offering price per share	$8.69
Class R5:
Net asset value and offering price per share	$8.68
Class R6:
Net asset value and offering price per share	$8.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$20,624,392
Dividends	3,129,290
Dividends from affiliated money market funds	68,245
Total investment income	23,821,927
Expenses:
Advisory fees	2,075,453
Administrative services fees	66,777
Custodian fees	35,616
Distribution fees:
Class A	1,041,564
Class C	97,379
Class R	29,066
Investor Class	47,363
Transfer agent fees — A, C, R, Y and Investor	979,537
Transfer agent fees — R5	850
Transfer agent fees — R6	35
Trustees' and officers' fees and benefits	25,127
Registration and filing fees	106,993
Reports to shareholders	129,692
Professional services fees	63,451
Other	24,947
Total expenses	4,723,850
Less: Fees waived and/or expense offset arrangement(s)	(14,955)
Net expenses	4,708,895
Net investment income	19,113,032
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,277,708
Foreign currencies	37,903
Forward foreign currency contracts	790,406
Futures contracts	(9,202,970)
Swap agreements	4,125,080
(971,873)
Change in net unrealized appreciation (depreciation) of:
Investment securities	18,273,146
Foreign currencies	(11,364)

Forward foreign currency contracts	(234,638)

Futures contracts	(2,552,252)

Swap agreements	(2,610,655)
12,864,237
Net realized and unrealized gain	11,892,364
Net increase in net assets resulting from operations	$31,005,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$19,113,032	$15,945,650
Net realized gain (loss)	(971,873)	(15,313,056)
Change in net unrealized appreciation	12,864,237	6,932,102
Net increase in net assets resulting from operations	31,005,396	7,564,696
Distributions to shareholders from distributable earnings:
Class A	(19,046,833)	(14,181,232)

Class C	(370,901)	(552,544)

Class R	(250,528)	(168,191)

Class Y	(505,774)	(374,763)

Investor Class	(1,169,531)	(900,373)

Class R5	(42,190)	(31,756)

Class R6	(1,940)	(78,120)

Total distributions from distributable earnings	(21,387,697)	(16,286,979)
Share transactions–net:
Class A	(27,484,448)	(51,542,185)

Class C	(502,958)	(19,823,468)
Class R	(1,250,819)	224,121
Class Y	657,951	(776,382)

Investor Class	(1,416,835)	(3,927,700)
Class R5	(460,448)	348,195
Class R6	(6,461)	(6,590,194)

Net increase (decrease) in net assets resulting from share transactions	(30,464,018)	(82,087,613)

Net increase (decrease) in net assets	(20,846,319)	(90,809,896)
Net assets:
Beginning of year	475,776,430	566,586,326
End of year	$454,930,111	$475,776,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of	Ratio of
									expenses	expenses
			Net gains						to average	to average net
			(losses)						net assets	assets without	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses	expenses	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b) (000's omitted)		absorbed	absorbed	net assets	turnover (c)
Class A									1.00%(d)	1.00%(d)	4.08%(d)
Year ended 02/29/20	$8.51	$0.35	$ 0.22	$ 0.57	$(0.40)	$8.68	6.75%	$405,061				50%
Year ended 02/28/19	8.65	0.27(e)	(0.13)	0.14	(0.28)	8.51	1.66	424,003	1.01	1.08	3.12(e)	119(e)
Year ended 02/28/18	8.84	0.12	(0.15)	(0.03)	(0.16)	8.65	(0.34)	482,902	0.98	0.98	1.34	25
Year ended 02/28/17	9.02	0.11	(0.12)(f)	(0.01)	(0.17)	8.84	(0.15)(f)	559,388	0.97	0.97	1.25	30
Year ended 02/29/16	9.05	0.10	0.01	0.11	(0.14)	9.02	1.25	629,429	0.95	0.95	1.10	61
Class C									1.75(d)	1.75(d)	3.33(d)	50
Year ended 02/29/20	8.50	0.29	0.22	0.51	(0.33)	8.68	6.09	9,556
Year ended 02/28/19	8.65	0.20(e)	(0.13)	0.07	(0.22)	8.50	0.78	9,862	1.76	1.83	2.37(e)	119(e)
Year ended 02/28/18	8.83	0.05	(0.13)	(0.08)	(0.10)	8.65	(0.97)	30,223	1.73	1.73	0.59	25
Year ended 02/28/17	9.02	0.04	(0.13)(f)	(0.09)	(0.10)	8.83	(1.00)(f)	40,481	1.72	1.72	0.50	30
Year ended 02/29/16	9.04	0.03	0.02	0.05	(0.07)	9.02	0.60	49,156	1.70	1.70	0.35	61
Class R									1.25(d)	1.25(d)	3.83(d)	50
Year ended 02/29/20	8.52	0.33	0.21	0.54	(0.37)	8.69	6.48	4,443
Year ended 02/28/19	8.66	0.25(e)	(0.13)	0.12	(0.26)	8.52	1.41	5,557	1.26	1.33	2.87(e)	119(e)
Year ended 02/28/18	8.85	0.10	(0.15)	(0.05)	(0.14)	8.66	(0.58)	5,427	1.23	1.23	1.09	25
Year ended 02/28/17	9.03	0.09	(0.12)(f)	(0.03)	(0.15)	8.85	(0.39)(f)	6,219	1.22	1.22	1.00	30
Year ended 02/29/16	9.06	0.08	0.01	0.09	(0.12)	9.03	1.00	6,123	1.20	1.20	0.85	61
Class Y									0.75(d)	0.75(d)	4.33(d)
Year ended 02/29/20	8.52	0.38	0.21	0.59	(0.42)	8.69	7.02	10,540				50
Year ended 02/28/19	8.67	0.29(e)	(0.14)	0.15	(0.30)	8.52	1.80	9,674	0.76	0.83	3.37(e)	119(e)
Year ended 02/28/18	8.86	0.14	(0.15)	(0.01)	(0.18)	8.67	(0.08)	10,671	0.73	0.73	1.59	25
Year ended 02/28/17	9.04	0.14	(0.13)(f)	0.01	(0.19)	8.86	0.11(f)	12,554	0.72	0.72	1.50	30
Year ended 02/29/16	9.06	0.12	0.02	0.14	(0.16)	9.04	1.62	17,407	0.70	0.70	1.35	61
Investor Class							6.81(g)	24,787	0.93(d)(g)	0.93(d)(g)	4.15(d)(g)	50
Year ended 02/29/20	8.52	0.36	0.21	0.57	(0.40)	8.69
Year ended 02/28/19	8.66	0.27(e)	(0.13)	0.14	(0.28)	8.52	1.71(g)	25,692	0.95(g)	1.02(g)	3.18(e)(g)	119(e)
Year ended 02/28/18	8.85	0.12	(0.14)	(0.02)	(0.17)	8.66	(0.29)(g)	30,085	0.96(g)	0.96(g)	1.36(g)	25
Year ended 02/28/17	9.03	0.12	(0.13)(f)	(0.01)	(0.17)	8.85	(0.12)(f)(g)	35,471	0.92(g)	0.92(g)	1.30(g)	30
Year ended 02/29/16	9.06	0.10	0.01	0.11	(0.14)	9.03	1.28(g)	41,492	0.93(g)	0.93(g)	1.12(g)	61
Class R5									0.64(d)	0.64(d)	4.44(d)
Year ended 02/29/20	8.51	0.38	0.22	0.60	(0.43)	8.68	7.11	508				50
Year ended 02/28/19	8.66	0.30(e)	(0.14)	0.16	(0.31)	8.51	1.87	946	0.70	0.73	3.43(e)	119(e)
Year ended 02/28/18	8.85	0.15	(0.14)	0.01	(0.20)	8.66	0.04	615	0.58	0.58	1.74	25
Year ended 02/28/17	9.03	0.14	(0.12)(f)	0.02	(0.20)	8.85	0.20(f)	1,093	0.62	0.62	1.60	30
Year ended 02/29/16	9.04	0.13	0.03	0.16	(0.17)	9.03	1.84	2,068	0.59	0.59	1.46	61
Class R6									0.63(d)	0.63(d)	4.45(d)	50
Year ended 02/29/20	8.51	0.39	0.20	0.59	(0.43)	8.67	7.00	36
Year ended 02/28/19	8.66	0.30(e)	(0.14)	0.16	(0.31)	8.51	1.88	42	0.69	0.70	3.44(e)	119(e)
Year ended 02/28/18(h)	8.84	0.14	(0.14)	(0.00)	(0.18)	8.66	(0.03)	6,663	0.57(i)	0.57(i)	1.75(i)	25

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $416,626, $9,738, $5,813, $10,504, $25,294, $850 and $39 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund's net investment income, ratio of net investment income and portfolio turnover have increased significantly due to the realignment of the Fund's portfolio of investments as a result of these changes.

(f)Includes litigation proceeds received during the period. Had the litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.

(g)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.19%, 0.23%, 0.21% and 0.22% for the years ended February 29, 2020, February 28, 2019, February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(h)Commencement date of April 4, 2017.

(i)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Income Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

19	Invesco Income Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Fund's organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities ("CMBS"). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation)of investment securities, respectively.

J.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures

20	Invesco Income Fund

contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently "marked-to-market" to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a "swaption". A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between two parties ("uncleared/ OTC") or, in some instances, must be transacted through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty ("centrally cleared swap"). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund's NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund's ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund's maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund's exposure to the Counterparty.

21	Invesco Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund's performance. The Fund executes its dollar roll transactions in the to be announced ("TBA") market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund's portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund's fundamental investment limitation on senior securities and borrowings.

O.Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information. The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claim. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund's share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Fund's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce

22	Invesco Income Fund

or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund's ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

P.Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.500%
Next $300 million	0.400%
Next $500 million	0.350%

Next $19.5 billion	0.300%

Over $20.5 billion	0.240%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2019, the Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.07%, 1.82%, 1.32%, 0.82%, 1.07%, 0.82% and 0.82%, respectively, of average daily net assets (the "expense limits"). Prior to July 1, 2019, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 1.01%, 0.76% and 0.76%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $3,791.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C, Class R and Investor Class shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $22,230 in front-end sales commissions from the sale of Class A shares and $2,015 and $580 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

23	Invesco Income Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	$—	$313,062,715	$—	$313,062,715
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	55,260,119	—	55,260,119
Agency Credit Risk Transfer Notes	—	47,228,674	—	47,228,674
U.S. Dollar Denominated Bonds & Notes	—	35,154,721	—	35,154,721
Preferred Stocks	31,016,415	—	—	31,016,415
U.S. Treasury Securities	—	8,200,606	—	8,200,606
Common Stocks & Other Equity Interests	7,875,500	—	—	7,875,500
Exchange-Traded Fund	4,551,930	—	—	4,551,930
Money Market Funds	4,191,860	—	—	4,191,860
Total Investments in Securities	47,635,705	458,906,835	—	506,542,540
Other Investments - Assets*
Swap Agreements	—	82,718	—	82,718
Other Investments - Liabilities*
Futures Contracts	(2,166,593)	—	—	(2,166,593)

Forward Foreign Currency Contracts	—	(247,941)	—	(247,941)

Swap Agreements	—	(2,046,468)	—	(2,046,468)

	(2,166,593)	(2,294,409)	—	(4,461,002)

Total Other Investments	(2,166,593)	(2,211,691)	—	(4,378,284)
Total Investments	$45,469,112	$456,695,144	$—	$502,164,256

*Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

			Value
	Credit	Currency		Interest
Derivative Assets	Risk	Risk		Rate Risk	Total
Unrealized appreciation on swap agreements — OTC	$82,718	$-		$-	$82,718
Derivatives not subject to master netting agreements	-	-		-	-

Total Derivative Assets subject to master netting agreements	$82,718	$-		$-	$82,718
24	Invesco Income Fund

			Value
	Credit	Currency		Interest
Derivative Liabilities	Risk	Risk		Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$-	$-	$(2,166,593)		$(2,166,593)

Unrealized depreciation on swap agreements — OTC	(1,787,925)	-		-	(1,787,925)

Unrealized depreciation on swap agreements — Centrally Cleared(a)	(258,543)	-		-	(258,543)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(247,941)		-	(247,941)

Total Derivative Liabilities	(2,046,468)	(247,941)		(2,166,593)	(4,461,002)
Derivatives not subject to master netting agreements	258,543	-		2,166,593	2,425,136

Total Derivative Liabilities subject to master netting agreements	$(1,787,925)	$(247,941)		$-	$(2,035,866)

(a)The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities
		Forward				Collateral
		Foreign
						(Received/Pledged)
	Swap	Currency	Swap	Total	Net Value of			Net
Counterparty	Agreements	Contracts	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount
Goldman Sachs International	$-	$(247,941)	$-	$(247,941)	$(247,941)	$-	$-	$(247,941)

JP Morgan Chase Bank, N.A.	-	-	(1,030,816)	(1,030,816)	(1,030,816)	-	-	(1,030,816)

Merrill Lynch International	-	-	(915,352)	(915,352)	(915,352)	-	640,000	(275,352)

Morgan Stanley and Co. International PLC	82,718	-	-	-	82,718	-	-	82,718
Total	$82,718	$(247,941)	$(1,946,168)	$(2,194,109)	$(2,111,391)	$-	$640,000	$(1,471,391)

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

		Location of Gain (Loss) on
		Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk		Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$ 790,406		$-	$ 790,406
Futures contracts	-	-	(9,202,970)		(9,202,970)
Swap agreements	4,125,080	-		-	4,125,080

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(234,638)		-	(234,638)

Futures contracts	-	-	(2,552,252)		(2,552,252)

Swap agreements	(2,610,655)	-		-	(2,610,655)

Total	$1,514,425	$ 555,768	$(11,755,222)		$(9,685,029)

The table below summarizes the average notional value of derivatives held during the period.
		Forward
		Foreign Currency	Futures		Swap
		Contracts	Contracts		Agreements
Average notional value		$12,645,047	$133,037,696		$87,745,833

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $11,164.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

25	Invesco Income Fund

such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$21,387,698	$16,286,979
Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$ 1,745,767

Net unrealized appreciation — investments		16,786,781
Net unrealized appreciation - foreign currencies		1,589
Temporary book/tax differences		(204,090)

Capital loss carryforward		(44,015,640)
Shares of beneficial interest		480,615,704
Total net assets		$454,930,111

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to forward contracts and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$12,123,526	$31,892,114	$44,015,640

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $432,045,187 and $405,838,402, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $33,506,094 and $58,964,600, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$23,090,390
Aggregate unrealized (depreciation) of investments	(6,303,609)
Net unrealized appreciation of investments	$16,786,781

Cost of investments for tax purposes is $485,377,475.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and swap income, on February 29, 2020, undistributed net investment income was increased by $2,831,973 and undistributed net realized gain (loss) was decreased by $2,831,973. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

26	Invesco Income Fund

NOTE 11—Share Information

		Summary of Share Activity
	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	2,130,404	$ 18,534,383	4,031,812	$ 34,311,976
Class C	316,687	2,753,344	250,021	2,141,661
Class R	221,072	1,921,311	109,486	937,672
Class Y	771,953	6,695,585	726,889	6,258,779
Investor Class	130,188	1,135,316	114,345	981,519
Class R5	32,274	278,633	76,145	656,750
Class R6	-	-	111,277	961,635
Issued as reinvestment of dividends:
Class A	1,877,185	16,272,173	1,449,135	12,337,543
Class C	38,334	332,348	55,756	473,731
Class R	28,178	244,556	19,572	166,650
Class Y	46,088	400,368	32,850	280,106
Investor Class	130,934	1,136,640	101,907	867,515
Class R5	4,727	40,958	3,633	30,933
Class R6	166	1,434	8,028	69,421
Automatic conversion of Class C shares to Class A shares:
Class A	119,864	1,038,536	-	-
Class C	(119,827)	(1,038,536)	-	-
Reacquired:
Class A	(7,301,314)	(63,329,540)	(11,460,472)	(98,191,704)

Class C	(293,945)	(2,550,114)	(2,641,892)	(22,438,860)

Class R	(390,467)	(3,416,686)	(103,213)	(880,201)

Class Y	(740,947)	(6,438,002)	(855,886)	(7,315,267)

Investor Class	(424,722)	(3,688,791)	(674,338)	(5,776,734)

Class R5	(89,666)	(780,039)	(39,713)	(339,488)

Class R6	(909)	(7,895)	(883,831)	(7,621,250)

Net increase (decrease) in share activity	(3,513,743)	$(30,464,018)	(9,568,489)	$(82,087,613)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

27	Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Fund, formerly Invesco

U.S. Government Fund, (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28	Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,016.10	$4.91	$1,019.99	$4.92	0.98%

Class C	1,000.00	1,012.30	8.66	1,016.26	8.67	1.73

Class R	1,000.00	1,016.00	6.17	1,018.75	6.17	1.23

Class Y	1,000.00	1,017.40	3.66	1,021.23	3.67	0.73
Investor Class	1,000.00	1,017.50	4.51	1,020.39	4.52	0.90

Class R5	1,000.00	1,019.10	3.11	1,021.78	3.12	0.62

Class R6	1,000.00	1,018.00	3.06	1,021.83	3.07	0.61

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

29	Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Qualified Dividend Income*	0.51%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income*	9.26%
U.S. Treasury Obligations*	1.15%
Tax-Exempt Interest Dividends*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

30	Invesco Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)

T-1	Invesco Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-2	Invesco Income Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-3	Invesco Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-4	Invesco Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-5	Invesco Income Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-6	Invesco Income Fund

7

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Real Estate Fund

Nasdaq:

A: IARAX ￿ C: IARCX ￿ R: IARRX ￿ Y: IARYX ￿ Investor: REINX ￿ R5: IARIX ￿ R6: IARFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

11 Financial Statements

14 Financial Highlights

15 Notes to Financial Statements

21Report of Independent Registered Public Accounting Firm

22Fund Expenses

23Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Real Estate Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Real Estate Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), outperformed the Fund's style-specific benchmark, the FTSE Nareit All Equity REITs Index.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/19 to 2/29/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.11%
Class C Shares	7.25
Class R Shares	7.78
Class Y Shares	8.33
Investor Class Shares	8.06
Class R5 Shares	8.47
Class R6 Shares	8.60
S&P 500 Index￿ (Broad Market Index)	8.19
FTSE Nareit All Equity REITs Index￿ (Style-Specific Index)	7.98
Lipper Real Estate Funds Index￿ (Peer Group)	6.77

Source(s): ￿RIMES Technologies Corp.; ￿ Lipper Inc.

now speculate that key central banks will in- troduce further stimulus to support economic confidence and boost markets. Listed real estate companies are mid-way through re- porting year-end financial results. There have been few surprises so far. Retail has been weak, with declines in asset values and some emerging re-purposing strategies to meet the challenges of excess mall capacity. Elsewhere, across most property types, results have been positive, showing asset value and earn- ings growth. Management teams continue to show cautious optimism, with a willingness to continue to acquire and develop assets. Per- formance dispersion among REIT sectors was wide over the fiscal year. Lodging and retail focused REITs showed the greatest weakness. Top-performing sectors included the high growth data center and infrastructure sec- tors, as well as manufactured housing and single-family housing.

During the fiscal year, the Fund's over- weight exposure to infrastructure, manufac- tured housing and single family homes con- tributed to performance relative to its style-

Market conditions and your Fund

At the close of the fiscal year, equity markets reacted strongly to the prospect of dimin- ished global growth as a result of the impact of the Coronavirus (COVID-19). At the close of the fiscal year, global GDP growth esti- mates for 2020 were cut, as economic growth around the world is expected to be materially impacted by the virus outbreak. US Treasury yields fell amid risk aversion and in anticipation of future interest rate cuts from key central banks, including the US Federal Reserve. Completion of phase one of a trade deal between China and the US had previ- ously offered some positive news to capital markets following much uncertainty during 2019. Negotiations on future trade terms will likely continue. The fiscal year ended with US consumer confidence rising for four consecu-

Portfolio Composition

By property type	% of total net assets
Infrastructure REITs	18.56%
Health Care	9.95
Office	9.69
Industrial	8.14
Single Family Homes	7.57
Diversified	7.54
Apartments	7.27
Data Centers	7.02
Manufactured Homes	4.10
Regional Malls	3.75
Specialty	3.21
Lodging Resorts	2.90
Self Storage	2.62
Free Standing	2.53
Timber REITs	2.39
Shopping Centers	1.85
Money Market Funds Plus Other
Assets Less Liabilities	0.91

tive months and was accompanied by in- creases in housing starts and non-farm pay- rolls. However, areas of caution remain in the US, as industrial production and retail sales reported slight declines. The magnitude and duration of the impact of the coronavirus is still far from clear, with weakness expected to be evident in second quarter 2020 economic data and corporate earnings.

US Real Estate Investment Trusts (REITs) offered positive absolute performance over the fiscal year driven by a combination of supportive fundamental and macro-related factors. US REITs generally outperformed other risk assets through the late period mar- ket sell-off, reflecting underlying income secu- rity, as markets tended to reward predictable growth and well-covered dividends during a period of falling bond yields and slowing global growth. We believe the market may

Top 10 Equity Holdings*

% of total net assets

1.	American Tower Corp.	8.67%
2.	Crown Castle International
	Corp.	6.33
3.	Boston Properties, Inc.	5.34
4.	AvalonBay Communities, Inc.	4.40
5.	Equinix, Inc.	3.82
6.	SBA Communications Corp.,
	Class A	3.56
7.	VEREIT, Inc.	3.30
8.	Ventas, Inc.	3.26
9.	UDR, Inc.	3.26
10.	Healthpeak Properties, Inc.	2.94

specific index, as did an underweight allocation to regional malls and security selec- tion in apartments. Conversely, relative de- tractors included security selection in health care and regional malls and an allocation to cash. Although the portfolio held a small amount of ancillary cash, it detracted as mar- kets gained through much of the fiscal year.

Top individual absolute contributors to the Fund's performance during the fiscal year included infrastructure REITs, American Tower and Crown Castle International. American Tower is expected to see an accel- eration in cash flow growth in 2020 as under- lying demand characteristics remain quite strong. Crown Castle has been building out small cell nodes for 5G deployment and is ex- periencing tailwinds from current 4G demand,

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of February 29, 2020.

4Invesco Real Estate Fund

with future demand potential from 5Gexpan- sion. Carrier spending remains robust domes- tically and international trends are expected to improve. The portfolio is overweight the infrastructure sector, which is primarily com- prised of cell tower REITs.

Top individual absolute detractors from Fund performance during the fiscal year in- cluded two positions in the challenged retail sector, Simon Property Group and Macerich. Simon Property Group is the largest mall owner in the US. The company has a strong management team and a track record of pre- dictable cash flow growth, strong asset alloca- tion and attractive reinvestment returns. Macerich is a regional mall operator that owns high quality properties in the US. The company offered a discounted valuation and the prospect of stabilized operating results.

Relative to its style-specific benchmark, at the end of the fiscal year, the Fund was over- weight the residential, infrastructure, office and specialty REIT sectors. Conversely, the Fund was underweight the retail, self-storage and industrial REIT sectors. Positioning is fo- cused on sectors and market exposures that support rental growth, as well as companies that can generate growth from attractive capital deployment opportunities.

At the end of the fiscal year, real estate continued to offer investors tangible asset exposure, with rents that can adjust upwards (or downwards) over time with economic strength and inflation. Listed real estate com- panies were generally maintaining financial discipline. Falling credit costs were improving cash flows modestly, and absolute levels of debt remained in check. Many companies had the ability to utilize attractively priced new equity and debt to complete accretive acquisi- tions and enhance their growth rate. While recognizing the need to maintain attractive yield characteristics in an income starved world, our overall portfolio maintains a bias toward companies with higher quality assets, supply constrained real estate market expo- sure, generally lower leveraged balance sheets and most importantly, above average earnings and asset value growth.

We thank you for your continued invest- ment in Invesco Real Estate Fund.

Portfolio managers:

Mark Blackburn

James Cowen

Paul Curbo - Lead

Grant Jackson - Lead

Joe Rodriguez, Jr. - Lead

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Real Estate Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$40,000

35,000
	$32,918	S&P 500 Index1
30,000	$30,860	FTSE Nareit All Equity REITs Index1
	$27,691 Lipper Real Estate Funds Index2
25,000	$24,963	Invesco Real Estate Fund — Class C Shares
20,000

15,000

10,000

5,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Per- formance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6Invesco Real Estate Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (12/31/96)		8.94%
10 Years		9.79
5	Years	4.22
1	Year	2.16
Class C Shares
Inception (5/1/95)		10.06%
10 Years		9.58
5	Years	4.60
1	Year	6.26
Class R Shares
Inception (4/30/04)		9.00%
10 Years		10.13
5	Years	5.13
1	Year	7.78
Class Y Shares
Inception (10/3/08)		8.67%
10 Years		10.69
5	Years	5.66
1	Year	8.33
Investor Class Shares
Inception (9/30/03)		9.43%
10 Years		10.41
5	Years	5.41
1	Year	8.06
Class R5 Shares
Inception (4/30/04)		9.72%
10 Years		10.84
5	Years	5.79
1	Year	8.47
Class R6 Shares
10 Years		10.79%
5	Years	5.89
1	Year	8.60

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; there- fore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Real Estate Fund

Invesco Real Estate Fund's investment objective is total return through growth of capital and current income.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P 500® Index is an unmanaged index considered representative of the US stock market.

￿The FTSE Nareit All Equity REITs Index is an unmanaged index considered repre- sentative of US REITs.

￿The Lipper Real Estate Funds Index is an unmanaged index considered representa- tive of real estate funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

￿Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Invest- ment Trusts Nareit) Equity All REITs Index, which is exclusively owned by Nareit.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Real Estate Fund

Schedule of Investments(a)

February 29, 2020

SharesValue

Common Stocks & Other Equity Interests–99.09%

Apartments–7.27%
AvalonBay Communities,
Inc.	313,477	$62,880,351
Equity Residential	253,897	19,067,665
Essex Property Trust, Inc.	4,444	1,259,252
Mid-America Apartment
Communities, Inc.	160,348	20,726,582
		103,933,850
Data Centers–7.02%
CyrusOne, Inc.	280,652	17,001,898
Digital Realty Trust, Inc.	118,007	14,173,821
Equinix, Inc.	95,352	54,617,626
QTS Realty Trust, Inc.,
Class A	257,662	14,472,874
		100,266,219
Diversified–7.54%
American Assets Trust,
Inc.	210,858	8,740,064
BGP Holdings PLC(b)(c)(d)	3,547,941	0
VEREIT, Inc.	5,436,340	47,078,705
VICI Properties, Inc.	1,432,385	35,895,568
Vornado Realty Trust	299,242	16,033,386
		107,747,723
Free Standing–2.53%
Agree Realty Corp.	295,623	21,231,644
Essential Properties
Realty Trust, Inc.	358,428	8,211,585
Four Corners Property
Trust, Inc.	189,584	5,439,165
Realty Income Corp.	18,190	1,316,774
		36,199,168
Health Care–9.95%
CareTrust REIT, Inc.	560,669	11,701,162
Healthpeak Properties,
Inc.	1,329,059	42,051,427
Medical Properties Trust,
Inc.	692,842	14,639,751
Omega Healthcare
Investors, Inc.	471,912	18,687,715
Ventas, Inc.	866,596	46,596,867
Welltower, Inc.	113,095	8,461,768
		142,138,690
Industrial–8.14%
Americold Realty Trust	577,676	17,717,323
EastGroup Properties,
Inc.	90,419	11,368,381
Exeter Industrial Value
Fund L.P., (Acquired
11/06/2007-04/18/2011;
Cost $3,554,748)(b)(c)(d)(e)	4,185,000	263,538
Prologis, Inc.	455,519	38,391,141
Rexford Industrial Realty,
Inc.	417,631	19,532,602
STAG Industrial, Inc.	590,037	16,509,235
	Shares	Value
Industrial–(continued)
Terreno Realty Corp.	228,543	$ 12,540,155
		116,322,375
Infrastructure REITs–18.56%
American Tower Corp.	546,100	123,855,480
Crown Castle International Corp.	631,442	90,479,324
SBA Communications Corp., Class A	192,162	50,940,225
		265,275,029
Lodging Resorts–2.90%
Park Hotels & Resorts, Inc.	576,000	10,517,760
Pebblebrook Hotel Trust	822,488	16,622,483
Sunstone Hotel Investors, Inc.	1,303,292	14,271,047
		41,411,290
Manufactured Homes–4.10%
Camden Property Trust	252,448	26,754,439
Sun Communities, Inc.	208,227	31,833,744
		58,588,183
Office–9.69%
Alexandria Real Estate Equities, Inc.	128,153	19,463,877
Boston Properties, Inc.	591,770	76,302,824
Empire State Realty Trust, Inc.,
Class A	131,617	1,539,919
Hudson Pacific Properties, Inc.	1,162,421	37,522,950
Kilroy Realty Corp.	49,281	3,582,236
		138,411,806
Regional Malls–3.75%
Macerich Co. (The)	628,469	12,833,337
Simon Property Group, Inc.	331,624	40,816,282
		53,649,619
Self Storage–2.62%
Extra Space Storage, Inc.	70,314	7,056,713
Public Storage	145,026	30,327,837
		37,384,550
Shopping Centers–1.85%
Federal Realty Investment Trust	137,048	15,944,165
Regency Centers Corp.	33,262	1,910,569
Retail Opportunity Investments
Corp.	568,412	8,526,180
		26,380,914
Single Family Homes–7.57%
American Homes 4 Rent, Class A	873,745	22,621,258
Invitation Homes, Inc.	1,359,076	38,991,890
UDR, Inc.	1,035,173	46,562,082
		108,175,230
Specialty–3.21%
EPR Properties	279,576	16,562,082
Gaming and Leisure Properties, Inc.	366,351	16,364,899
Lamar Advertising Co., Class A	154,350	12,925,269
		45,852,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Real Estate Fund

	Shares	Value
Timber REITs–2.39%
PotlatchDeltic Corp.	87,368	$3,209,900
Rayonier, Inc.	263,248	6,983,970
Weyerhaeuser Co.	923,813	24,000,662
		34,194,532
Total Common Stocks & Other Equity Interests
(Cost $1,144,075,425)		1,415,931,428

Money Market Funds–1.31%

Invesco Government & Agency
Portfolio, Institutional Class,
1.50%(f)	6,694,798	6,694,798

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

	Shares	Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio,
Institutional Class, 1.64%(f)	4,400,118	$4,402,318
Invesco Treasury Portfolio,
Institutional Class, 1.48%(f)	7,651,197	7,651,197
Total Money Market Funds (Cost $18,747,702)		18,748,313
TOTAL INVESTMENTS IN SECURITIES–100.40%
(Cost $1,162,823,127)		1,434,679,741
OTHER ASSETS LESS LIABILITIES–(0.40)%		(5,702,129)
NET ASSETS–100.00%		$1,428,977,612

(a)Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts ("NAREIT") Equity REITs Index, which is exclusively owned by NAREIT.

(b)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $263,538, which represented less than 1% of the Fund's Net Assets.

(c)Non-income producing security.

(d)Security valued using significant unobservable inputs (Level 3). See Note 3.

(e)The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

	Remaining	Percent
Security	Commitment	Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%

(f)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,144,075,425)	$1,415,931,428
Investments in affiliated money market funds, at value
(Cost $18,747,702)	18,748,313
Foreign currencies, at value (Cost $223)	201
Receivable for:
Investments sold	72,269,881
Fund shares sold	1,581,993
Dividends	1,021,964
Investment for trustee deferred compensation and
retirement plans	322,922
Other assets	31,821
Total assets	1,509,908,523
Liabilities:
Payable for:
Investments purchased	71,385,629
Fund shares reacquired	8,287,135
Accrued fees to affiliates	794,462
Accrued trustees' and officers' fees and benefits	4,311
Accrued other operating expenses	103,207
Trustee deferred compensation and retirement plans	356,167
Total liabilities	80,930,911
Net assets applicable to shares outstanding	$1,428,977,612
Net assets consist of:
Shares of beneficial interest	$1,090,658,711
Distributable earnings	338,318,901
$1,428,977,612
Net Assets:
Class A	$627,197,019
Class C	$27,928,410
Class R	$60,629,638
Class Y	$204,950,774
Investor Class	$37,537,265
Class R5	$268,267,469
Class R6	$202,467,037

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	30,273,091
Class C	1,358,264
Class R	2,922,636
Class Y	9,894,287
Investor Class	1,817,376
Class R5	12,953,450
Class R6	9,778,026
Class A:
Net asset value per share	$20.72
Maximum offering price per share
(Net asset value of $20.72 ÷ 94.50%)	$21.93
Class C:
Net asset value and offering price per share	$20.56
Class R:
Net asset value and offering price per share	$20.74
Class Y:
Net asset value and offering price per share	$20.71
Investor Class:
Net asset value and offering price per share	$20.65
Class R5:
Net asset value and offering price per share	$20.71
Class R6:
Net asset value and offering price per share	$20.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Real Estate Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Dividends	$38,610,302
Dividends from affiliated money market funds	410,735
Total investment income	39,021,037
Expenses:
Advisory fees	11,140,042
Administrative services fees	217,045
Custodian fees	16,938
Distribution fees:
Class A	1,703,656
Class C	348,845
Class R	354,323
Investor Class	95,385
Transfer agent fees — A, C, R, Y and Investor	2,225,017
Transfer agent fees — R5	283,321
Transfer agent fees — R6	33,449
Trustees' and officers' fees and benefits	38,132
Registration and filing fees	124,676
Reports to shareholders	103,846
Professional services fees	51,978
Other	29,687
Total expenses	16,766,340
Less: Fees waived and/or expense offset arrangement(s)	(32,699)
Net expenses	16,733,641
Net investment income	22,287,396
Realized and unrealized gain (loss) from:
Net realized gain from investment securities	154,774,685
Change in net unrealized appreciation (depreciation) of:
Investment securities	(58,588,746)

Foreign currencies	(12)

(58,588,758)
Net realized and unrealized gain	96,185,927
Net increase in net assets resulting from operations	$118,473,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$22,287,396	$23,353,356
Net realized gain	154,774,685	75,802,591
Change in net unrealized appreciation (depreciation)	(58,588,758)	112,154,898
Net increase in net assets resulting from operations	118,473,323	211,310,845
Distributions to shareholders from distributable earnings:
Class A	(56,826,231)	(42,212,217)

Class C	(2,461,328)	(3,925,756)

Class R	(5,707,071)	(4,474,585)

Class Y	(18,979,045)	(12,761,563)

Investor Class	(3,406,311)	(2,096,895)

Class R5	(25,153,977)	(18,064,948)

Class R6	(17,676,934)	(10,546,805)

Total distributions from distributable earnings	(130,210,897)	(94,082,769)
Share transactions–net:
Class A	(30,974,296)	(54,230,870)

Class C	(11,223,202)	(43,568,230)

Class R	(8,276,671)	(11,593,453)

Class Y	18,547,348	(17,239,710)

Investor Class	5,637,507	(3,084,456)

Class R5	12,121,611	(21,635,603)
Class R6	46,331,139	48,498,088
Net increase (decrease) in net assets resulting from share transactions	32,163,436	(102,854,234)
Net increase in net assets	20,425,862	14,373,842
Net assets:
Beginning of year	1,408,551,750	1,394,177,908
End of year	$1,428,977,612	$1,408,551,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end ofperiod	expenses	expenses	to average	Portfolio
	ofperiod	income(a)	unrealized)	operations	income	gains	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A											1.23%(d)	1.23%(d)	1.33%(d)
Year ended 02/29/20	$20.94	$0.30	$ 1.44	$ 1.74	$(0.35)	$(1.61)	$(1.96)	$20.72	8.11%	$ 627,197				59%
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.94	15.98	661,325	1.27	1.27	1.54	47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)	659,464	1.27	1.27	1.38	44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74	922,255	1.24	1.24	1.31	52
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)	1,043,135	1.25	1.25	1.57	80
Class C											1.98(d)	1.98(d)	0.58(d)	59
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	(1.79)	20.56	7.25	27,928
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	(1.24)	20.80	15.10	38,515	2.02	2.02	0.79	47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)	76,811	2.02	2.02	0.63	44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84	117,090	1.99	1.99	0.56	52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)	126,592	2.00	2.00	0.82	80
Class R											1.48(d)	1.48(d)	1.08(d)	59
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	(1.90)	20.74	7.78	60,630
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	(1.35)	20.97	15.67	68,733	1.52	1.52	1.29	47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)	74,367	1.52	1.52	1.13	44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43	102,102	1.49	1.49	1.06	52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)	103,196	1.50	1.50	1.32	80
Class Y											0.98(d)	0.98(d)	1.58(d)
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	(2.01)	20.71	8.33	204,951				59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	(1.45)	20.94	16.28	188,940	1.02	1.02	1.79	47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)	191,203	1.02	1.02	1.63	44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98	201,330	0.99	0.99	1.56	52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)	171,879	1.00	1.00	1.82	80
Investor Class									8.06(e)	37,537	1.22(d)(e)	1.22(d)(e)	1.34(d)(e)	59
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	(1.96)	20.65
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.89	16.05(e)	32,447	1.23(e)	1.23(e)	1.58(e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33)(e)	32,868	1.23(e)	1.23(e)	1.42(e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73(e)	41,961	1.23(e)	1.23(e)	1.32(e)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)	43,435	1.25	1.25	1.57	80
Class R5											0.87(d)	0.87(d)	1.69(d)
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	(2.04)	20.71	8.47	268,267				59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	(1.47)	20.94	16.41	258,447	0.88	0.88	1.93	47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)	258,599	0.89	0.89	1.76	44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12	345,558	0.89	0.89	1.66	52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)	380,119	0.87	0.87	1.95	80
Class R6											0.79(d)	0.79(d)	1.77(d)	59
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	(2.06)	20.71	8.60	202,467
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	(1.49)	20.93	16.52	160,145	0.80	0.80	2.01	47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)	100,866	0.80	0.80	1.85	44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28	111,069	0.80	0.80	1.75	52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)	99,691	0.78	0.78	2.04	80

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $681,462, $34,885, $70,865, $215,776, $39,409, $285,797 and $194,729 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 0.21%, 0.21% and 0.24% for the years ended February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Real Estate Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total

15	Invesco Real Estate Fund

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16	Invesco Real Estate Fund

K.Other Risks - The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%

Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%

Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $23,314.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C, Class R and Investor Class shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $61,167 in front-end sales commissions from the sale of Class A shares and $1,622 and $1,180 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17	Invesco Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,415,667,890	$—	$263,538	$1,415,931,428
Money Market Funds	18,748,313	—	—	18,748,313
Total Investments	$1,434,416,203	$—	$263,538	$1,434,679,741

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $9,385.

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$39,459,554	$22,075,021

Long-term capital gain	90,751,343	72,007,747

Total distributions	$130,210,897	$94,082,768

Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$2,438,058

Undistributed long-term capital gain		71,092,831
Net unrealized appreciation — investments		265,091,549
Net unrealized appreciation (depreciation) - foreign currencies		(22)

Temporary book/tax differences		(303,515)

Shares of beneficial interest		1,090,658,711
Total net assets		$1,428,977,612

18	Invesco Real Estate Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 29, 2020.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $872,542,392 and $936,595,846, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$334,889,262
Aggregate unrealized (depreciation) of investments	(69,797,713)
Net unrealized appreciation of investments	$265,091,549

Cost of investments for tax purposes is $1,169,588,192.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions, on February 29, 2020, undistributed net investment income was increased by $209,578 and undistributed net realized gain was decreased by $209,578. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

		Summary of Share Activity
	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	4,184,405	$ 94,583,732	5,516,816	$ 112,951,191
Class C	321,511	7,167,575	364,831	7,407,773
Class R	586,165	13,268,701	481,532	9,920,030
Class Y	3,147,958	70,191,718	2,649,740	54,659,398
Investor Class	422,712	9,346,776	124,211	2,551,399
Class R5	3,397,673	76,641,504	2,228,100	45,641,704
Class R6	4,564,112	103,313,563	3,583,299	72,626,666
Issued as reinvestment of dividends:
Class A	2,537,733	54,142,757	1,956,863	39,351,502
Class C	106,556	2,251,419	182,565	3,641,313
Class R	267,268	5,707,041	222,352	4,474,460
Class Y	603,160	12,860,778	482,628	9,699,268
Investor Class	153,236	3,258,842	100,591	2,017,643
Class R5	1,174,200	25,070,905	895,302	18,004,816
Class R6	813,623	17,365,275	512,770	10,309,979
Automatic conversion of Class C shares to Class A shares:
Class A	390,499	8,967,960	-	-
Class C	(392,920)	(8,967,960)	-	-
19	Invesco Real Estate Fund

		Summary of Share Activity
	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(8,417,407)	$(188,668,745)	(10,022,050)	$(206,533,563)

Class C	(528,815)	(11,674,236)	(2,695,706)	(54,617,316)

Class R	(1,208,801)	(27,252,413)	(1,269,952)	(25,987,943)

Class Y	(2,880,174)	(64,505,148)	(4,004,981)	(81,598,376)

Investor Class	(311,921)	(6,968,111)	(376,735)	(7,653,498)

Class R5	(3,962,056)	(89,590,798)	(4,166,477)	(85,282,123)

Class R6	(3,249,980)	(74,347,699)	(1,668,339)	(34,438,557)

Net increase (decrease) in share activity	1,718,737	$32,163,436	(4,902,640)	$(102,854,234)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Oppenheimer Real Estate Fund (the "Target Fund") in exchange for shares of the Fund.

The reorganization was consummated on April 17, 2020. Upon closing of the reorganization, shareholders of the Target Fund received shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund liquidated and ceased operations.

NOTE 12—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

20	Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$956.40	$5.89	$1,018.85	$6.07	1.21%

Class C	1,000.00	952.70	9.52	1,015.12	9.82	1.96

Class R	1,000.00	954.70	7.10	1,017.60	7.32	1.46

Class Y	1,000.00	957.20	4.67	1,020.09	4.82	0.96
Investor Class	1,000.00	955.90	5.93	1,018.80	6.12	1.22

Class R5	1,000.00	958.10	4.24	1,020.54	4.37	0.87

Class R6	1,000.00	958.50	3.85	1,020.93	3.97	0.79

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22	Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$90,751,343
Qualified Dividend Income*	2.70%
Qualified Business Income*	69.80%
Corporate Dividends Received Deduction*	0.16%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

23	Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)

T-1	Invesco Real Estate Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-2	Invesco Real Estate Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-3	Invesco Real Estate Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-4	Invesco Real Estate Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-5	Invesco Real Estate Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-6	Invesco Real Estate Fund

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•Fund reports and prospectuses

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•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Short Duration Inflation Protected Fund

Nasdaq:

A: LMTAX ￿ A2: SHTIX ￿ Y: LMTYX ￿ R5: ALMIX ￿ R6: SDPSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

10 Financial Statements

13 Financial Highlights

14 Notes to Financial Statements

18Report of Independent Registered Public Accounting Firm

19Fund Expenses

20Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Short Duration Inflation Protected Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Short Duration Inflation Protected Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Short Du- ration Inflation Protected Fund (the Fund), at net asset value (NAV), underper- formed the Fund's broad market/style-specific benchmark, the ICE BofAML

1-5 Year US Inflation-Linked Treasury Index.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, February 28, 2019 to February 29, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.61%
Class A2 Shares	4.81
Class Y Shares	4.86
Class R5 Shares	4.91
Class R6 Shares	4.92
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index￿ (Broad Market/Style-
Specifc Index)	5.27
Lipper Inflation Protected Bond Funds Index￿ (Peer Group Index)	8.23

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

basis point is one one-hundredth of a percent- age point.)

During the fiscal year, annual inflation, as measured by the Consumer Price Index (CPI), declined to a low of 1.6% in June 2019.4 However, the CPI subsequently increased steadily and ended the fiscal year at 2.3%.4 This increase was partly attributed to higher shelter and food costs.

Shorter-term US Treasury inflation pro- tected securities (TIPS) posted positive re- turns for the fiscal year as the ICE BofAML 1–5 Year US Inflation-Linked Treasury Index returned 5.27%. Considerably lower yields across maturities were the primary drivers of positive returns. The average yield on the broad market/style-specific index decreased 95 basis points and ended the fiscal year at -0.34% as TIPS prices increased in 2019 against a backdrop of lower interest rates.5 Shorter-term TIPS underperformed their nominal US Treasury counterparts on a maturity-matched basis as yields on nominal US Treasuries fell more than real yields for

Market conditions and your Fund

The fiscal year began with heightened volatil- ity as investors feared that the US Federal Reserve (the Fed) had gone too far in its monetary policy tightening and that the ef- fects would lead to a synchronized global eco- nomic growth slowdown. That uncertainty was quickly alleviated when the Fed changed its course and all but promised no rate hikes in 2019. The renewed risk appetite was fur- ther inspired by dovish central banks globally.

This trend continued throughout the fiscal year until February 2020, when investors began to fear that the spread of the Corona-

Portfolio Composition

By U.S. Treasury Securities

as of February 29, 2020

	Coupon	% of Total
Maturity Date	Rate	Net Assets
4/15/2021	0.12%	7.81%
7/15/2021	0.62	6.63
1/15/2022	0.13	7.55
4/15/2022	0.13	7.52
7/15/2022	0.13	7.44
1/15/2023	0.13	7.39
4/15/2023	0.62	8.01
7/15/2023	0.37	7.44
1/15/2024	0.62	7.50
4/15/2024	0.50	5.43
7/15/2024	0.13	7.23
10/15/2024	0.13	5.79
1/15/2025	2.37	6.92
1/15/2025	0.25	7.33
Other Assets Less
Liabilities		0.01

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

virus (COVID-19) would lead to a global eco- nomic slowdown.

The Fed cut interest rates three times dur- ing the fiscal year to a range of 1.50% to 1.75%.1 The European Central Bank also cut rates at the end of 2019 to -0.50%.2 This, coupled with easier fiscal and monetary policy in China and the continued economic woes plaguing the European Union, led to easier financial conditions globally, which, in turn, drove interest rates lower across maturities. The 10-year US Treasury yield ended the fis- cal year at 1.13%, 160 basis points lower than at the beginning of the fiscal year.3 (A

TIPS during the fiscal year. The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries).

We seek to replicate the risk and return characteristics of the Fund's broad market/ style-specific index, the ICE BofAML 1–5 Year US Inflation-Linked Treasury Index, by gener- ally investing in the component securities of the index in their respective weightings. For the fiscal year, the Fund generated positive returns and underperformed its broad

4Invesco Short Duration Inflation Protected Fund

market/style-specific benchmark. The Fund's performance will typically lag its index due to fees, as was the case this fiscal year.

We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real inter- est rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are ad- justed over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. However, at maturity, the value of TIPS cannot fall below their par value. Real interest rates are tied to the rela- tionship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a de- crease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in inflation- indexed securities is likely to fluctuate consid- erably more than the income distributions of its investments in more traditional fixed- income securities.

We are monitoring real interest rates and the market, as well as economic and geopoliti- cal factors that may impact the direction, speed and magnitude of changes to real inter- est rates across the maturity spectrum, in- cluding the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise or fall faster than expected, inflation-indexed secu- rity markets may experience increased volatil- ity, which may affect the value and/or liquidity of the Fund's investments.

Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: European Central Bank

3Source: US Department of the Treasury

4 Source: US Bureau of Labor Statistics

5 Source: Bloomberg

Portfolio Manager:

Robert Young

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Short Duration Inflation Protected Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$15,000

12,000

9,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

$13,548 Lipper Inflation Protected Bond Funds Index1

$11,901 ICE BofAML 1-5 Year US Inflation-Linked Treasury Index2

$11,068 Invesco Short Duration Inflation Protected Fund — Class R5 Shares*

$10,844 Invesco Short Duration Inflation Protected Fund — Class A2 Shares*

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

*The Fund's oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Per-

formance shown in the chart and table(s) does not reflect deduction of taxes a share- holder would pay on Fund distributions or sale of Fund shares.

6Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (10/31/02)		1.37%
10 Years		0.59
5	Years	1.03
1	Year	2.00
Class A2 Shares
Inception (12/15/87)		3.72%
10 Years		0.81
5	Years	1.46
1	Year	3.79
Class Y Shares
Inception (10/3/08)		1.11%
10 Years		1.00
5	Years	1.79
1	Year	4.86
Class R5 Shares
Inception (7/13/87)		3.97%
10 Years		1.02
5	Years	1.80
1	Year	4.91
Class R6 Shares
10 Years		0.98%
5	Years	1.81
1	Year	4.92

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares and in- cludes the 12b-1 fees applicable to Class A2 shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, perfor- mance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Short Duration Inflation Protected Fund

Invesco Short Duration Inflation Protected Fund's investment objective is to provide protection from the negative effects of unanticipated inflation.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The ICE BofAML 1-5 Year US Inflation- Linked Treasury Index is composed of US Treasury inflation-protected securities with maturities between one and five years.

￿The Lipper Inflation Protected Bond Funds Index is an unmanaged index con- sidered representative of inflation pro- tected bond funds tracked by Lipper.

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 29, 2020		Principal

Interest	Maturity	Amount
Rate	Date	(000)	Value

U.S. Treasury Securities–99.99%

U.S. Treasury Inflation — Indexed Notes–99.99%(a)

U.S. Treasury Inflation - Indexed Notes	0.12%	04/15/2021	$42,853	$42,897,262
U.S. Treasury Inflation - Indexed Notes	0.62%	07/15/2021	35,938	36,444,873
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2022	41,214	41,492,772
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2022	41,015	41,288,660
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022	40,293	40,843,146
U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	40,138	40,615,178
U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	42,790	43,972,681
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	39,815	40,889,169
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	39,693	41,180,760
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	28,861	29,831,532
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	38,759	39,722,857
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	30,998	31,808,846
U.S. Treasury Inflation - Indexed Notes	2.37%	01/15/2025	33,538	38,035,465
U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025	39,059	40,239,714
TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $539,481,582)				549,262,915
OTHER ASSETS LESS LIABILITIES–0.01%				67,477
NET ASSETS–100.00%				$549,330,392

Notes to Schedule of Investments:

(a)Principal amount of security and interest payments are adjusted for inflation. See Note 1H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $539,481,582)	$549,262,915
Receivable for:
Fund shares sold	366,766
Dividends	85
Interest	426,326
Investment for trustee deferred compensation and
retirement plans	103,573
Other assets	29,219
Total assets	550,188,884
Liabilities:
Payable for:
Fund shares reacquired	152,338
Amount due custodian	405,093
Accrued fees to affiliates	35,445
Accrued trustees' and officers' fees and benefits	3,008
Accrued other operating expenses	149,707
Trustee deferred compensation and retirement plans	112,901
Total liabilities	858,492
Net assets applicable to shares outstanding	$549,330,392
Net assets consist of:
Shares of beneficial interest	$563,248,107
Distributable earnings (loss)	(13,917,715)
$549,330,392
Net Assets:
Class A	$45,382,739
Class A2	$16,640,929
Class Y	$17,905,914
Class R5	$2,340,178
Class R6	$467,060,632

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	4,349,313
Class A2	1,593,137
Class Y	1,713,654
Class R5	224,113
Class R6	44,711,256
Class A:
Net asset value per share	$10.43
Maximum offering price per share
(Net asset value of $10.43 ÷ 97.50%)	$10.70
Class A2:
Net asset value per share	$10.45
Maximum offering price per share
(Net asset value of $10.45 ÷ 99.00%)	$10.56
Class Y:
Net asset value and offering price per share	$10.45
Class R5:
Net asset value and offering price per share	$10.44
Class R6:
Net asset value and offering price per share	$10.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Treasury Inflation-Protected Securities inflation adjustments	$12,753,438
Interest	2,597,903
Dividends from affiliated money market funds	4,505
Total investment income	15,355,846
Expenses:
Advisory fees	1,111,190
Administrative services fees	80,204
Custodian fees	15,903
Distribution fees:
Class A	112,153
Class A2	25,342
Transfer agent fees — A, A2, and Y	114,124
Transfer agent fees — R5	701
Transfer agent fees — R6	5,609
Trustees' and officers' fees and benefits	26,350
Registration and filing fees	83,937
Licensing fees	112,707
Reports to shareholders	9,375
Professional services fees	14,016
Other	14,255
Total expenses	1,725,866
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(84,728)
Net expenses	1,641,138
Net investment income	13,714,708
Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(4,699,221)
Change in net unrealized appreciation of investment securities	18,466,453
Net realized and unrealized gain	13,767,232
Net increase in net assets resulting from operations	$27,481,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$13,714,708	$16,501,187
Net realized gain (loss)	(4,699,221)	(11,033,375)
Change in net unrealized appreciation	18,466,453	5,604,084
Net increase in net assets resulting from operations	27,481,940	11,071,896
Distributions to shareholders from distributable earnings:
Class A	(716,900)	(1,168,210)

Class A2	(284,986)	(482,204)

Class Y	(217,029)	(330,480)

Class R5	(50,696)	(23,473)

Class R6	(9,505,471)	(18,389,116)

Total distributions from distributable earnings	(10,775,082)	(20,393,483)
Return of capital:
Class A	(127,457)	—
Class A2	(50,667)	—
Class Y	(38,586)	—
Class R5	(9,013)	—
Class R6	(1,689,975)	—
Total return of capital	(1,915,698)	—
Total distributions	(12,690,780)	—
Share transactions–net:
Class A	(2,181,523)	1,393,651
Class A2	(1,059,533)	(2,333,195)

Class Y	7,695,748	(2,770,274)
Class R5	(709,349)	2,240,559
Class R6	(170,261,367)	(76,491,971)

Net increase (decrease) in net assets resulting from share transactions	(166,516,024)	(77,961,230)

Net increase (decrease) in net assets	(151,724,864)	(87,282,817)
Net assets:
Beginning of year	701,055,256	788,338,073
End of year	$549,330,392	$701,055,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration Inflation Protected Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net	Ratio of net
			(losses)								net assets	assets without	investment
	Net asset	Net	on securities		Dividends						with fee waivers	fee waivers	income
	value,	investment	(both	Total from	from net			Net asset		Net assets,	and/or	and/or	(loss)
	beginning	income	realized and	investment	investment	Return of	Total	value, end	Total	end ofperiod	expenses	expenses	to average	Portfolio
	ofperiod	(loss)(a)	unrealized)	operations	income	capital	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A											0.55%(d)	0.66%(d)	2.17%(d)
Year ended 02/29/20	$10.16	$ 0.22	$ 0.24	$ 0.46	$(0.16)	$(0.03)	$(0.19)	$10.43	4.61%	$ 45,383				45%
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	—	(0.25)	10.16	1.23	46,384	0.55	0.67	1.97	37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	—	(0.20)	10.29	(0.86)	45,609	0.55	0.65	2.02	48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	(0.13)	10.58	2.04	39,978	0.55	0.70	1.18	41
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	—	(0.01)	10.50	0.83	34,373	0.52	0.90	(0.52)	199
Class A2											0.45(d)	0.56(d)	2.27(d)	45
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	—	(0.26)	10.17	1.33	17,255	0.45	0.57	2.07	37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	—	(0.21)	10.30	(0.76)	19,826	0.45	0.55	2.12	48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	(0.14)	10.59	2.14	22,234	0.45	0.60	1.28	41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	(0.01)	10.51	0.92	24,851	0.50	0.80	(0.50)	199
Class Y											0.30(d)	0.41(d)	2.42(d)	45
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	—	(0.28)	10.18	1.48	9,843	0.30	0.42	2.22	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	(0.23)	10.31	(0.51)	12,778	0.30	0.40	2.27	48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.30	9,656	0.30	0.45	1.43	41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	(0.01)	10.51	0.92	10,471	0.48	0.65	(0.48)	199
Class R5											0.29(d)	0.29(d)	2.43(d)
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340				45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	—	(0.28)	10.18	1.50	2,976	0.28	0.28	2.24	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	(0.23)	10.31	(0.50)	723	0.29	0.29	2.28	48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	(0.16)	10.59	2.21	783	0.30	0.32	1.43	41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	—	(0.01)	10.52	0.95	608	0.48	0.59	(0.48)	199
Class R6											0.26(d)	0.26(d)	2.46(d)	45
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	—	(0.28)	10.18	1.52	624,598	0.27	0.27	2.25	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	(0.23)	10.31	(0.48)	709,402	0.26	0.26	2.31	48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.32	718,865	0.29	0.29	1.44	41
Year ended 02/29/16(e)	10.40	(0.01)	0.12	0.11	—	—	—	10.51	1.06	36,414	0.30(f)	0.46(f)	(0.30)(f)	199

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $44,861, $16,895, $13,713 , $2,649 and $485,419 for Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

(e)Commencement date of December 31, 2015.

(f)Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

14	Invesco Short Duration Inflation Protected Fund

G.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.200%
Over $500 million	0.175%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $306 and reimbursed class level expenses of $49,424, $18,614, $15,107, $0 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A2 shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund's average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 29, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $7,068 and $141 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $4,444 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

15	Invesco Short Duration Inflation Protected Fund

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,277.

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$10,775,082	$20,393,483
Return of capital	1,915,698	—

Total distributions	$12,690,780	$20,393,483
Tax Components of Net Assets at Period-End:
		2020
Net unrealized appreciation — investments		$ 8,399,888
Temporary book/tax differences		(94,787)

Late-Year ordinary loss deferral		(565,161)

Capital loss carryforward		(21,657,655)
Shares of beneficial interest		563,248,107

Total net assets		$549,330,392

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to TIPS and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,826,279	$19,831,376	$21,657,655

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

16	Invesco Short Duration Inflation Protected Fund

NOTE 8—Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $255,604,810 and $432,032,063, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,705,633
Aggregate unrealized (depreciation) of investments	(305,745)
Net unrealized appreciation of investments	$8,399,888

Cost of investments for tax purposes is $540,863,027.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, on February 29, 2020, undistributed net investment income was increased by $1,917,885, undistributed net realized gain (loss) was decreased by $2,187 and shares of beneficial interest was decreased by $1,915,698. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	1,706,717	$17,580,951	3,347,554	$34,257,861
Class A2	15,427	158,707	21,865	224,603
Class Y	1,750,771	18,092,154	719,407	7,410,177
Class R5	49,765	510,746	227,117	2,290,484
Class R6	2,149,948	22,180,815	2,770,866	28,410,115
Issued as reinvestment of dividends:
Class A	72,327	742,797	103,160	1,048,727
Class A2	28,207	289,967	41,506	422,514
Class Y	21,461	220,733	29,914	304,595
Class R5	1,106	11,382	592	6,003
Class R6	1,089,631	11,193,032	1,805,587	18,386,854
Reacquired:
Class A	(1,993,431)	(20,505,271)	(3,317,813)	(33,912,937)

Class A2	(146,446)	(1,508,207)	(291,586)	(2,980,312)

Class Y	(1,025,733)	(10,617,139)	(1,021,967)	(10,485,046)

Class R5	(119,124)	(1,231,477)	(5,492)	(55,928)

Class R6	(19,895,701)	(203,635,214)	(12,029,764)	(123,288,940)

Net increase (decrease) in share activity	(16,295,075)	$(166,516,024)	(7,599,054)	$(77,961,230)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

17	Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Duration Inflation Protected Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protected Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18	Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,015.60	$2.76	$1,022.13	$2.77	0.55%

Class A2	1,000.00	1,017.10	2.26	1,022.63	2.26	0.45

Class Y	1,000.00	1,017.80	1.51	1,023.37	1.51	0.30

Class R5	1,000.00	1,017.10	1.55	1,023.32	1.56	0.31
Class R6	1,000.00	1,017.20	1.30	1,023.57	1.31	0.26

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

19	Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Ordinary Income	$10,775,082
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

20	Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Short Duration Inflation Protected Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-AR-1

Annual Report to Shareholders	February 29, 2020

Invesco Short Term Bond Fund

Nasdaq:

A: STBAX ￿ C: STBCX ￿ R: STBRX ￿ Y: STBYX ￿ R5: ISTBX ￿ R6: ISTFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

17 Financial Statements

20 Financial Highlights

21 Notes to Financial Statements

27Report of Independent Registered Public Accounting Firm

28Fund Expenses

29Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select "Log In" on the right side of the homepage, and then select "Register for Individual Account Access."

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Short Term Bond Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

￿Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

￿Assessing each portfolio management team's investment performance within the context of the investment strategy described in the fund's prospectus.

￿Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub-

advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Short Term Bond Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund's style- specific benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index.

Your Fund's long-term performance appears later in this report.

Fund vs. Indexes

Total returns, February 28, 2019 to February 29, 2020, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.08%
Class C Shares	4.71
Class R Shares	4.70
Class Y Shares	5.11
Class R5 Shares	5.20
Class R6 Shares	5.23
Bloomberg Barclays U.S. Aggregate Bond Index￿ (Broad Market Index)	11.68
Bloomberg Barclays 1-3 Year Government/Credit Index￿ (Style-Specific Index)	4.88
Lipper Short Investment Grade Debt Funds Index￿ (Peer Group Index)	4.80

Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

15% of the portfolio, on average, had a final maturity of less than one year; this provided sufficient liquidity and an important buffer against credit market volatility. The Fund did not use any credit derivatives during the fiscal year.

The Fund may use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. (Alpha is a measure of perfor- mance on a risk adjusted basis.) Duration measures a portfolio's price sensitivity to in- terest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Duration of the portfolio was main- tained near the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund's style- specific benchmark during the fiscal year had a minimal impact on relative Fund returns. Yield curve positioning, obtained by over- weight exposure to longer maturities and un- derweight exposure to shorter-term maturi- ties, benefited the Fund during the fiscal year.

Market conditions and your Fund

During the fiscal year, US Treasury yields fell considerably, especially in February 2020, as concerns regarding the spread of the corona- virus took hold. The Bloomberg Barclays

1-3 Year Government/Credit Index ended the fiscal year with a strong return of 4.88%. US investment grade bonds and US high yield bonds posted gains for the fiscal year, as well. The short-term, investment grade US credit market also performed strongly. Short-term credit spreads tightened for most of the fiscal year, but with worries stemming from the Coronavirus (COVID-19), spreads widened in the final month of the fiscal year. With spreads roughly unchanged over the past

12 months, the primary driver of returns was the decline in US Treasury yields. In particu- lar, the three-year US Treasury yield fell from 2.50% at the beginning of the fiscal year to 0.85% as of February 29, 2020.1

During the fiscal year, the US Federal Re- serve (the Fed) cut interest rates three times: in July, September and October 2019, for a total decrease of 75 basis points.2 (A basis point is one one-hundredth of a percent- age point.) As a result, the federal funds tar- get rate stood at a range of 1.50% to 1.75% on October 31, 2019, as well as at the end of the fiscal year.2 In addition to the decline in

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds &
Notes	61.23%
Asset-Backed Securities	28.12
U.S. Treasury Securities	7.42
Security Types Each Less Than
1% of Portfolio	0.64
Money Market Funds Plus Other
Assets Less Liabilities	2.59

the federal funds target rate, US Treasury rates fell across all maturities.

The Fund, at NAV, generated positive abso- lute returns for the fiscal year and outper- formed its style-specific benchmark, the Bloomberg Barclays 1-3 Year Government/ Credit Index.

The Fund's overweight allocation to and security selection in the investment grade corporate credit sector was the primary driver of Fund performance relative to the style-specific benchmark during the fiscal year. In particular, overweight allocation to and security selection in the industrials, tech- nology, media and telecom, and consumer non-cyclical sectors contributed the most to the Fund's relative performance. Out-of-index exposure to high yield credit securities and non-agency mortgage-backed securities boosted relative performance, as well. Our overall duration positioning during the fiscal year was in line with the Fund's style-specific benchmark and, as a result, did not have an impact on relative performance. The Fund's cash position detracted from relative perfor- mance as most fixed income sectors outper- formed liquidity instruments for the fiscal year.

During the fiscal year, we used several strategies in seeking to manage overall risk in the Fund and manage liquidity needs. Throughout the fiscal year, approximately

Top Five Debt Holdings

% of total net assets

1. U.S. Treasury Notes	3.2%
2. U.S. Treasury Notes	3.2
3. Morgan Stanley	1.9
4. Continental Resources, Inc.	1.9
5. Cigna Corp.	1.5

Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our tar- geted portfolio duration.

Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liq- uid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for like similar securities. We are moni- toring interest rates, and the market, eco- nomic and geopolitical factors that may

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Short Term Bond Fund

impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and cer- tain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments.

Thank you for investing in Invesco Short Term Bond Fund and for sharing our long- term investment horizon.

1Source: US Department of the Treasury

2 Source: US Federal Reserve

Portfolio Managers:

Matt Brill

Chuck Burge

Michael Hyman

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Short Term Bond Fund

Your Fund's Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/10

$15,000

$14,707 Bloomberg Barclays U.S. Aggregate Bond Index1

$12,392 Lipper Short Investment Grade Debt Funds Index2

$12,052 Invesco Short Term Bond Fund — Class A Shares

12,000 $11,951 Invesco Short Term Bond Fund — Class C Shares $11,697 Bloomberg Barclays 1-3 Year Government/Credit Index1

9,000

2/28/10	2/11	2/12	2/13	2/14	2/15	2/16	2/17	2/18	2/19	2/20

1Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include rein- vested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested divi- dends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Per-

formance shown in the chart and table(s) does not reflect deduction of taxes a share- holder would pay on Fund distributions or sale of Fund shares.

6Invesco Short Term Bond Fund

Average Annual Total Returns

As of 2/29/20, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)		1.97%
10 Years		1.88
5	Years	1.73
1	Year	2.42
Class C Shares
Inception (8/30/02)		2.06%
10 Years		1.80
5	Years	1.89
1	Year	4.71
Class R Shares
Inception (4/30/04)		1.84%
10 Years		1.80
5	Years	1.91
1	Year	4.70
Class Y Shares
Inception (10/3/08)		2.49%
10 Years		2.30
5	Years	2.40
1	Year	5.11
Class R5 Shares
Inception (4/30/04)		2.38%
10 Years		2.35
5	Years	2.51
1	Year	5.20
Class R6 Shares
10 Years		2.25%
5	Years	2.52
1	Year	5.23

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month- end performance. Performance figures re- flect reinvested distributions, changes in net asset value and the effect of the maxi- mum sales charge unless otherwise stated. Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent de- ferred sales charges; therefore, perfor- mance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Fund performance reflects any applicable fee waivers and/or expense reimburse- ments. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more informa- tion.

7Invesco Short Term Bond Fund

Invesco Short Term Bond Fund's investment objective is total return, comprised of current income and capital appreciation.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

￿The Bloomberg Barclays 1-3 Year Government/Credit Index is an unman- aged index considered representative of short-term US corporate bonds and US government bonds with maturities of one to three years.

￿The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index con- sidered representative of the US invest- ment grade, fixed-rate bond market.

￿The Lipper Short Investment Grade Debt Funds Index is an unmanaged index con- sidered representative of short investment grade debt funds tracked by Lipper.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8Invesco Short Term Bond Fund

Schedule of Investments(a)

February 29, 2020

Principal

AmountValue

U.S. Dollar Denominated Bonds & Notes–61.23%

Aerospace & Defense–0.96%
Boeing Co. (The), 2.22%,
11/17/2020(b)	$10,010,000	$9,866,741
Rockwell Collins, Inc., 2.80%,
03/15/2022	5,414,000	5,567,778
		15,434,519
Agricultural & Farm Machinery–0.83%
John Deere Capital Corp.,
2.95%, 04/01/2022	5,000,000	5,173,922
2.05%, 01/09/2025	8,000,000	8,248,536
		13,422,458
Airlines–3.92%
American Airlines Group, Inc.,
5.00%, 06/01/2022(b)	5,332,000	5,351,995
American Airlines Pass Through Trust,
Series 2016-3, Class B, 3.75%,
10/15/2025	2,398,077	2,495,700
Series 2017-2, Class B, 3.70%,
10/15/2025	2,561,989	2,650,471
Series 2019-1, Class B, 3.85%,
02/15/2028	4,172,308	4,377,998
Avianca Holdings S.A. (Colombia),
9.00%, 05/10/2023(b)	1,757,000	1,489,058
British Airways Pass Through Trust
(United Kingdom), Series 2019-1,
Class A, 3.35%, 06/15/2029(b)	2,478,000	2,641,739
Delta Air Lines Pass Through Trust,
Series 2019-1, Class A, 3.40%,
04/25/2024	1,852,000	1,972,368
Series 2019-1, Class AA, 3.20%,
04/25/2024	3,568,000	3,793,603
Delta Air Lines, Inc.,
2.88%, 03/13/2020	15,951,000	15,953,305
3.40%, 04/19/2021	2,426,000	2,471,248
3.63%, 03/15/2022	4,138,000	4,263,901
Norwegian Air Shuttle ASA Pass
Through Trust (Norway),
Series 2016-1, Class B, 7.50%,
11/10/2023(b)	6,111,072	6,481,480
United Airlines Pass Through Trust,
Series 2016-2, Class B, 3.65%,
10/07/2025	2,885,546	3,012,627
Series 2018-1, Class B, 4.60%,
03/01/2026	3,427,242	3,622,054
Series 2019-2, Class B, 3.50%,
05/01/2028	2,513,000	2,607,417
		63,184,964
Aluminum–0.31%
PT Indonesia Asahan Aluminium
(Persero) (Indonesia), 5.23%,
11/15/2021(b)	4,800,000	5,028,467
Apparel Retail–0.21%
L Brands, Inc., 5.63%,
02/15/2022	3,185,000	3,342,275
	Principal
	Amount	Value
Automobile Manufacturers–7.13%
American Honda Finance Corp.,
Series 2019-B, Class A2B,
2.24% (3 mo. USD LIBOR +
0.35%), 06/11/2021(c)	$6,094,000	$6,094,000
Ford Motor Credit Co. LLC,
5.09%, 01/07/2021	4,968,000	5,098,027
2.73%, (3 mo. USD LIBOR +
0.88%), 10/12/2021(c)	6,243,000	6,175,569
3.81%, 10/12/2021	8,654,000	8,831,393
5.60%, 01/07/2022	4,592,000	4,846,440
3.35%, 11/01/2022	4,991,000	5,040,118
3.09%, 01/09/2023	8,285,000	8,312,438
4.06%, 11/01/2024	1,000,000	1,019,655
General Motors Financial Co., Inc.,
2.73%, (3 mo. USD LIBOR +
0.85%), 04/09/2021(c)	2,420,000	2,428,481
3.20%, 07/06/2021	2,613,000	2,644,196
4.20%, 11/06/2021	9,339,000	9,653,312
3.55%, 07/08/2022	4,018,000	4,148,883
Hyundai Capital America,
3.95%, 02/01/2022(b)	16,000,000	16,651,258
2.85%, 11/01/2022(b)	6,667,000	6,838,781
2.38%, 02/10/2023(b)	2,995,000	3,022,752
4.30%, 02/01/2024(b)	6,601,000	7,112,954
2.65%, 02/10/2025(b)	3,960,000	4,039,347
Toyota Motor Credit Corp., 2.05%
(SOFR + 0.40%), 10/23/2020(c)	10,000,000	10,010,632
Volkswagen Group of America
Finance LLC (Germany), 2.65% (3
mo. USD LIBOR + 0.94%),
11/12/2021(b)(c)	2,867,000	2,896,402
		114,864,638
Biotechnology–2.68%
AbbVie, Inc.,
3.38%, 11/14/2021	6,061,000	6,246,002
2.15%, 11/19/2021(b)	21,785,000	21,996,245
2.30%, 11/21/2022(b)	6,030,000	6,133,477
2.60%, 11/21/2024(b)	8,476,000	8,764,806
		43,140,530
Brewers–0.19%
Anheuser-Busch InBev Worldwide,
Inc. (Belgium), 4.15%,
01/23/2025	2,803,000	3,120,930
Broadcasting–0.08%
Fox Corp., 4.03%, 01/25/2024(b)	1,180,000	1,276,902
Cable & Satellite–1.23%
Charter Communications
Operating LLC/Charter
Communications Operating
Capital Corp., 3.58%,
07/23/2020	19,795,000	19,906,618
Construction Machinery & Heavy Trucks–0.20%
Caterpillar Financial Services Corp.,
2.17% (3 mo. USD LIBOR +
0.28%), 09/07/2021(c)	3,250,000	3,258,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Short Term Bond Fund

	Principal
	Amount	Value
Construction Materials–0.43%
Carrier Global Corp.,
1.92%, 02/15/2023(b)	$3,659,000	$3,708,891
2.24%, 02/15/2025(b)	3,169,000	3,227,845
		6,936,736
Data Processing & Outsourced Services–0.33%
PayPal Holdings, Inc., 2.20%,
09/26/2022	5,231,000	5,308,423
Diversified Banks–4.85%
Banco del Estado de Chile (Chile),
2.70%, 01/09/2025(b)	6,415,000	6,495,187
Banco do Brasil S.A. (Brazil),
8.50%(b)(d)	1,893,000	1,935,015
8.50%(b)(d)	5,000,000	5,110,975
Barclays Bank PLC (United Kingdom),
5.14%, 10/14/2020	1,195,000	1,220,771
10.18%, 06/12/2021(b)	6,000,000	6,602,731
Barclays PLC (United Kingdom),
3.12% (3 mo. USD LIBOR +
1.43%), 02/15/2023(c)	5,954,000	6,043,146
BBVA Bancomer S.A. (Mexico),
7.25%, 04/22/2020(b)	592,000	594,930
Citigroup, Inc., Series V, 4.70%(c)(d)	1,880,000	1,857,675
Danske Bank A/S (Denmark),
3.00%, (3 mo. USD LIBOR +
1.25%), 09/20/2022(b)(c)	3,281,000	3,330,443
2.95%, (3 mo. USD LIBOR +
1.06%), 09/12/2023(b)(c)	5,898,000	5,936,580
Federation des caisses Desjardins du
Quebec (Canada), 2.05%,
02/10/2025(b)	4,334,000	4,389,824
Global Bank Corp. (Panama), 4.50%,
10/20/2021(b)	6,500,000	6,672,250
Industrial & Commercial Bank of
China Ltd. (China), 2.96%,
11/08/2022	905,000	932,483
ING Groep N.V. (Netherlands),
6.00%(d)	3,735,000	3,734,626
JPMorgan Chase & Co.,
Series HH, 4.60% (SOFR +
3.13%)(c)(d)	2,735,000	2,752,094
Series I, 5.24% (3 mo. USD LIBOR
+ 3.47%)(c)(d)	1,956,000	1,955,501
Series V, 5.23% (3 mo. USD
LIBOR + 3.32%)(c)(d)	1,390,000	1,385,476
PNC Bank NA, 2.32% (3 mo. USD
LIBOR + 0.43%), 12/09/2022(c)	8,000,000	8,041,143
Skandinaviska Enskilda Banken AB
(Sweden), 2.53% (3 mo. USD
LIBOR + 0.65%),
12/12/2022(b)(c)	5,559,000	5,601,219
Standard Chartered PLC (United
Kingdom), 2.97% (3 mo. USD
LIBOR + 1.15%),
01/20/2023(b)(c)	1,379,000	1,390,610
Wells Fargo & Co., Series K, 5.66%
(3 mo. USD LIBOR + 3.77%)(c)(d)	2,150,000	2,152,688
		78,135,367
Diversified Capital Markets–0.43%
Credit Suisse Group AG
(Switzerland), 3.57%,
01/09/2023(b)	6,700,000	6,929,457
	Principal
	Amount	Value
Electric Utilities–0.75%
Exelon Corp.,
2.85%, 06/15/2020	$ 4,285,000	$4,295,344
3.50%, 06/01/2022	3,678,000	3,818,036
Georgia Power Co., 2.85%,
05/15/2022	3,781,000	3,904,053
		12,017,433
Financial Exchanges & Data–0.32%
Moody's Corp., 3.25%,
06/07/2021	5,081,000	5,191,696
Food Retail–0.18%
Albertson's Cos., Inc./Safeway,
Inc./New Albertson's
L.P./Albertson's LLC, 3.50%,
02/15/2023(b)	2,922,000	2,932,958
Health Care Distributors–1.03%
Cardinal Health, Inc., 2.62%,
06/15/2022	4,999,000	5,120,551
McKesson Corp., 3.65%,
11/30/2020	11,340,000	11,520,761
		16,641,312
Health Care Equipment–0.72%
Becton, Dickinson and Co., 2.40%,
06/05/2020	5,358,000	5,368,698
Zimmer Biomet Holdings, Inc.,
2.65% (3 mo. USD LIBOR +
0.75%), 03/19/2021(c)	6,250,000	6,251,240
		11,619,938
Health Care Services–2.47%
Cigna Corp.,
3.20%, 09/17/2020	24,000,000	24,182,443
3.40%, 09/17/2021	7,772,000	7,975,735
3.75%, 07/15/2023	3,696,000	3,937,147
CVS Health Corp., 3.70%,
03/09/2023	3,516,000	3,717,615
		39,812,940
Hotels, Resorts & Cruise Lines–0.54%
Marriott International, Inc., Series Y,
2.18% (3 mo. USD LIBOR +
0.60%), 12/01/2020(c)	8,718,000	8,739,069
Insurance Brokers–0.18%
Marsh & McLennan Cos., Inc.,
3.88%, 03/15/2024	2,665,000	2,899,466
Integrated Oil & Gas–1.63%
Occidental Petroleum Corp., 2.60%,
08/13/2021	2,192,000	2,220,546
Saudi Arabian Oil Co. (Saudi Arabia),
2.75%, 04/16/2022(b)	14,633,000	14,870,738
2.88%, 04/16/2024(b)	8,952,000	9,201,086
		26,292,370
Integrated Telecommunication Services–0.45%
AT&T, Inc.,
2.45%, 06/30/2020	4,426,000	4,430,494
3.07%, (3 mo. USD LIBOR +
1.18%), 06/12/2024(c)	2,732,000	2,765,887
		7,196,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Interactive Media & Services–0.92%
Tencent Holdings Ltd. (China),
2.99%, 01/19/2023(b)	$ 4,039,000	$4,177,265
3.28%, 04/11/2024(b)	10,000,000	10,591,610
		14,768,875
Internet & Direct Marketing Retail–0.09%
QVC, Inc., 4.75%, 02/15/2027	1,475,000	1,453,551
Investment Banking & Brokerage–2.93%
Cantor Fitzgerald L.P., 6.50%,
06/17/2022(b)	4,519,000	4,953,316
Goldman Sachs Group, Inc. (The),
5.38%, 03/15/2020	10,000,000	10,012,469
2.97%, (3 mo. USD LIBOR +
1.16%), 04/23/2020(c)	2,092,000	2,093,070
Morgan Stanley, 2.38% (SOFR +
0.83%), 06/10/2022(c)	30,000,000	30,164,637
		47,223,492
Leisure Products–0.25%
Hasbro, Inc., 2.60%, 11/19/2022	3,860,000	3,973,467
Life & Health Insurance–2.53%
AIG Global Funding, 2.70%,
12/15/2021(b)	7,047,000	7,176,070
New York Life Global Funding,
2.01% (3 mo. USD LIBOR +
0.28%), 01/10/2023(b)(c)	20,000,000	20,023,951
Protective Life Global Funding,
2.16%, 09/25/2020(b)	5,000,000	5,018,844
Reliance Standard Life Global
Funding II, 2.50%,
10/30/2024(b)	8,350,000	8,634,330
		40,853,195
Managed Health Care–0.45%
UnitedHealth Group, Inc., 2.38%,
08/15/2024	7,000,000	7,234,715
Marine Ports & Services–0.12%
Adani Abbot Point Terminal Pty. Ltd.
(Australia), 4.45%,
12/15/2022(b)	1,916,000	1,954,390
Multi-Utilities–1.00%
CenterPoint Energy, Inc., 2.50%,
09/01/2024	2,960,000	3,058,430
Dominion Energy, Inc., 2.72%,
08/15/2021(e)	8,214,000	8,347,507
WEC Energy Group, Inc., 3.10%,
03/08/2022	4,620,000	4,767,954
		16,173,891
Office REITs–0.31%
SL Green Operating Partnership L.P.,
2.67% (3 mo. USD LIBOR +
0.98%), 08/16/2021(c)	5,000,000	5,001,079
Oil & Gas Exploration & Production–1.84%
Continental Resources, Inc., 5.00%,
09/15/2022	29,710,000	29,676,721
Oil & Gas Refining & Marketing–0.14%
Phillips 66, 2.25% (3 mo. USD
LIBOR + 0.60%), 02/26/2021(c)	2,264,000	2,264,219
	Principal
	Amount	Value
Oil & Gas Storage & Transportation–3.18%
DCP Midstream Operating L.P.,
5.35%, 03/15/2020(b)	$ 4,285,000	$4,290,437
Energy Transfer Operating L.P.,
2.90%, 05/15/2025	4,079,000	4,165,760
Enterprise Products Operating LLC,
3.50%, 02/01/2022	5,000,000	5,211,326
Series D, 4.88%, 08/16/2077(c)	8,270,000	8,119,031
MPLX L.P.,
2.79%, (3 mo. USD LIBOR +
0.90%), 09/09/2021(c)	7,864,000	7,887,362
2.99%, (3 mo. USD LIBOR +
1.10%), 09/09/2022(c)	5,687,000	5,708,401
Plains All American Pipeline L.P./PAA
Finance Corp., 5.00%,
02/01/2021	3,300,000	3,360,334
Western Midstream Operating L.P.,
2.70%, (3 mo. USD LIBOR +
0.85%), 01/13/2023(c)	4,411,000	4,395,605
3.10%, 02/01/2025	1,764,000	1,764,813
Williams Cos., Inc. (The), 4.13%,
11/15/2020	6,233,000	6,297,294
		51,200,363
Other Diversified Financial Services–0.12%
USAA Capital Corp., 2.45%,
08/01/2020(b)	2,000,000	2,010,317
Pharmaceuticals–1.76%
Allergan Funding S.C.S., 3.14% (3
mo. USD LIBOR + 1.26%),
03/12/2020(c)	9,600,000	9,602,952
Bristol-Myers Squibb Co.,
2.88%, 02/19/2021(b)	3,500,000	3,545,639
2.60%, 05/16/2022(b)	10,690,000	10,969,847
GlaxoSmithKline Capital PLC (United
Kingdom), 2.88%, 06/01/2022	4,214,000	4,339,093
		28,457,531
Property & Casualty Insurance–0.55%
Suncorp-Metway Ltd. (Australia),
2.35%, 04/27/2020(b)	8,805,000	8,814,972
Regional Banks–2.39%
Citizens Financial Group, Inc.,
Series A, 5.50%(d)	3,900,000	3,881,299
First Niagara Financial Group, Inc.,
7.25%, 12/15/2021	750,000	821,596
KeyBank N.A., 2.50%, 11/22/2021	4,023,000	4,105,503
Synovus Financial Corp., 5.75% (3
mo. USD LIBOR + 4.18%),
12/15/2025(c)	7,885,000	8,124,822
Truist Bank, 2.25%, 06/01/2020	6,720,000	6,728,325
Zions Bancorporation N.A.,
3.50%, 08/27/2021	9,550,000	9,817,406
3.35%, 03/04/2022	4,861,000	5,013,373
		38,492,324
Semiconductors–2.30%
Analog Devices, Inc., 2.50%,
12/05/2021	4,825,000	4,905,499
Broadcom Corp./Broadcom Cayman
Finance Ltd., 3.00%,
01/15/2022	15,000,000	15,299,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Semiconductors–(continued)
Broadcom, Inc.,
3.13%, 04/15/2021(b)	$ 4,800,000	$4,875,319
3.13%, 10/15/2022(b)	6,600,000	6,821,393
NXP B.V./NXP Funding LLC
(Netherlands), 4.13%,
06/01/2021(b)	5,000,000	5,140,832
		37,042,299
Soft Drinks–0.29%
Keurig Dr Pepper, Inc., 3.55%,
05/25/2021	4,604,000	4,715,452
Specialized Finance–0.13%
Park Aerospace Holdings Ltd.
(Ireland), 5.25%,
08/15/2022(b)	2,000,000	2,129,119
Specialized REITs–0.60%
Equinix, Inc., 2.63%, 11/18/2024	9,480,000	9,755,157
Specialty Chemicals–0.19%
International Flavors & Fragrances,
Inc., 3.40%, 09/25/2020	3,000,000	3,025,335
Steel–1.54%
POSCO (South Korea),
2.38%, 01/17/2023(b)	9,145,000	9,295,429
2.50%, 01/17/2025(b)	4,990,000	5,059,559
Steel Dynamics, Inc., 5.50%,
10/01/2024	10,096,000	10,401,404
		24,756,392
Systems Software–0.65%
VMware, Inc.,
2.30%, 08/21/2020	6,705,000	6,713,328
2.95%, 08/21/2022	3,604,000	3,710,303
		10,423,631
Technology Hardware, Storage & Peripherals–0.30%
Dell International LLC/EMC Corp.,
4.00%, 07/15/2024(b)	4,545,000	4,871,524
Tobacco–0.72%
Altria Group, Inc., 3.49%,
02/14/2022	7,017,000	7,270,079
BAT Capital Corp. (United Kingdom),
2.79%, 09/06/2024	4,148,000	4,267,838
		11,537,917
Trucking–2.27%
Aviation Capital Group LLC, 2.44%
(3 mo. USD LIBOR + 0.67%),
07/30/2021(b)(c)	1,860,000	1,867,182
Avolon Holdings Funding Ltd.
(Ireland), 3.63%,
05/01/2022(b)	2,760,000	2,826,714
DAE Funding LLC (United Arab
Emirates), 4.00%,
08/01/2020(b)	3,192,000	3,205,207
Penske Truck Leasing Co. L.P./PTL
Finance Corp.,
3.20%, 07/15/2020(b)	2,374,000	2,385,365
3.65%, 07/29/2021(b)	21,478,000	22,068,931
	Principal
	Amount	Value
Trucking–(continued)
Ryder System, Inc., 2.50%,
09/01/2024	$ 4,100,000	$4,210,935
		36,564,334
Wireless Telecommunication Services–1.61%
America Movil S.A.B. de C.V.
(Mexico), 5.00%, 03/30/2020	541,000	542,314
Sprint Spectrum Co. LLC/Sprint
Spectrum Co. II LLC/Sprint Spectrum
Co. III LLC,
Class A-1, 3.36%,
09/20/2021(b)	7,745,063	7,817,479
4.74%, 03/20/2025(b)	12,282,000	13,176,928
VEON Holdings B.V. (Netherlands),
4.00%, 04/09/2025(b)	4,343,000	4,462,432
		25,999,153
Total U.S. Dollar Denominated Bonds & Notes
(Cost $969,657,982)		987,007,482
Asset-Backed Securities–28.12%
ALM VII Ltd., Series 2012-7A,
Class A1A2, 3.00% (3 mo. USD
LIBOR + 1.17%),
07/15/2029(b)(c)	2,230,600	2,231,898
Alternative Loan Trust,
Series 2004-8CB, Class A,
2.20% (1 mo. USD LIBOR +
0.27%), 06/25/2034(c)	210,528	212,181
Americold LLC Trust, Series 2010-
ARTA, Class A1, 3.85%,
01/14/2029(b)	795,277	800,201
Angel Oak Mortgage Trust,
Series 2019-3, Class A1, 2.93%,
05/25/2059(b)(f)	8,492,014	8,570,874
Series 2020-1, Class A1, 2.47%,
12/25/2059(b)(f)	2,209,851	2,222,700
Angel Oak Mortgage Trust I LLC,
Series 2018-1, Class A1, 3.26%,
04/27/2048(b)(f)	2,709,998	2,729,993
Series 2018-3, Class A1, 3.65%,
09/25/2048(b)(f)	5,316,954	5,420,243
Series 2019-2, Class A1, 3.63%,
03/25/2049(b)(f)	7,017,900	7,152,115
Angel Oak Mortgage Trust LLC,
Series 2017-1, Class A1, 2.81%,
01/25/2047(b)(f)	557,134	558,866
Series 2017-3, Class A1, 2.71%,
11/25/2047(b)(f)	696,349	698,874
Apex Credit CLO Ltd.,
Series 2017-1A, Class AF,
3.60%, 04/24/2029(b)	3,432,300	3,436,064
Banc of America Mortgage Trust,
Series 2004-D, Class 2A2,
4.81%, 05/25/2034(f)	33,011	33,525
Bear Stearns Adjustable Rate
Mortgage Trust, Series 2003-6,
Class 1A3, 4.03%,
08/25/2033(f)	67,185	68,733
CarMax Auto Owner Trust,
Series 2018-3, Class A3, 3.13%,
06/15/2023	11,500,000	11,742,425
Castlelake Aircraft Structured Trust,
Series 2019-1A, Class A, 3.97%,
04/15/2039(b)	3,935,892	4,050,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Asset-Backed Securities–(continued)
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A,
2.45% (1 mo. USD LIBOR +
0.79%), 07/15/2032(b)(c)	$ 5,595,453	$5,600,032
Series 2017-BIOC, Class C,
2.71% (1 mo. USD LIBOR +
1.05%), 07/15/2032(b)(c)	3,608,496	3,608,227
Series 2017-BIOC, Class D,
3.26% (1 mo. USD LIBOR +
1.60%), 07/15/2032(b)(c)	2,204,380	2,208,515
Chase Home Lending Mortgage Trust,
Series 2019-ATR2, Class A3,
3.50%, 07/25/2049(b)(f)	9,300,255	9,564,969
Citigroup Mortgage Loan Trust,
Series 2019-IMC1, Class A1,
2.72%, 07/25/2049(b)(f)	7,952,740	8,026,650
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4,
3.93%, 08/25/2034(f)	149,023	147,794
COLT Mortgage Loan Trust,
Class 2020-1, Class A1, 2.49%,
02/25/2050(b)(f)	5,157,661	5,228,319
Class 2020-1, Class A2, 2.69%,
02/25/2050(b)(f)	2,663,976	2,679,974
Credit Suisse Mortgage Trust,
Series 2020-AFC1, Class A1,
2.24%, 02/25/2050(b)(f)	7,455,371	7,545,076
CSWF, Series 2018-TOP, Class B,
2.96% (1 mo. USD LIBOR +
1.30%), 08/15/2035(b)(c)	4,415,832	4,418,721
DB Master Finance LLC,
Series 2019-1A, Class A2I,
3.79%, 05/20/2049(b)	8,932,500	9,274,458
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2,
2.61%, 06/25/2047(b)(f)	243,651	244,845
Series 2017-2A, Class A3,
2.71%, 06/25/2047(b)(f)	265,274	266,637
Series 2017-3A, Class A1,
2.58%, 10/25/2047(b)(f)	1,488,057	1,493,018
Series 2017-3A, Class A2,
2.71%, 10/25/2047(b)(f)	435,051	436,507
Series 2017-3A, Class A3,
2.81%, 10/25/2047(b)(f)	1,459,901	1,464,701
Series 2018-2A, Class A1,
3.48%, 04/25/2058(b)(f)	5,730,550	5,736,050
Deephaven Residential Mortgage
Trust , Series 2019-4A, Class A1,
2.79%, 10/25/2059(b)(f)	3,417,521	3,446,760
DT Auto Owner Trust,
Series 2019-3A, Class C, 2.74%,
04/15/2025(b)	2,890,000	2,938,229
Series 2019-3A, Class D, 2.96%,
04/15/2025(b)	4,146,000	4,229,332
Galton Funding Mortgage Trust,
Series 2018-2, Series A41,
4.50%, 10/25/2058(b)(f)	3,367,876	3,456,270
Series 2019-H1, Class A1,
2.66%, 10/25/2059(b)(f)	4,063,212	4,105,886
GCAT Trust,
Series 2019-NQM2, Class A1,
2.86%, 09/25/2059(b)(e)(f)	5,297,547	5,367,168
Series 2019-NQM3, Class A1,
2.69%, 11/25/2059(b)(f)	9,509,173	9,665,127
	Principal
	Amount	Value
Asset-Backed Securities–(continued)
Goldentree Loan Management US
CLO 2 Ltd., Series 2017-2A,
Class A, 2.97% (3 mo. USD LIBOR
+ 1.15%), 11/28/2030(b)(c)	$ 6,022,000	$6,029,527
Golub Capital Partners CLO 35(B)
Ltd., Class 2017-35A, Class AR,
3.01% (3 mo. USD LIBOR +
1.19%), 07/20/2029(b)(c)	9,000,000	9,010,525
GS Mortgage Securities Trust,
Series 2012-GC6, Class AS,
4.95%, 01/10/2045(b)	2,500,000	2,628,947
Series 2015-GC30, Class A2,
2.73%, 05/10/2050	741,962	741,940
Hertz Vehicle Financing II L.P.,
Series 2015-1A, Class A, 2.73%,
03/25/2021(b)	7,000,000	7,004,735
Series 2015-1A, Class B, 3.52%,
03/25/2021(b)	7,260,000	7,267,065
Series 2018-1A, Class A, 3.29%,
02/25/2024(b)	3,360,000	3,517,881
Series 2019-1A, Class A, 3.71%,
03/25/2023(b)	11,000,000	11,487,852
Series 2019-2A, Class A, 3.42%,
05/25/2025(b)	6,300,000	6,703,797
Hilton Grand Vacations Trust,
Series 2019 AA, Class A, 2.34%,
07/25/2033(b)	4,139,066	4,226,928
Home Partners of America Trust,
Series 2018-1, Class A, 2.56%
(1 mo. USD LIBOR + 0.90%),
07/17/2037(b)(c)	2,348,164	2,345,838
Series 2018-1, Class B, 2.76%
(1 mo. USD LIBOR + 1.10%),
07/17/2037(b)(c)	2,970,000	2,951,733
Series 2018-1, Class C, 2.91%
(1 mo. USD LIBOR + 1.25%),
07/17/2037(b)(c)	1,350,000	1,341,388
Homeward Opportunities Fund I
Trust, Series 2019-1, Class A1,
3.45%, 01/25/2059(b)(f)	8,269,485	8,383,425
Horizon Aircraft Finance III Ltd.,
Series 2019-2, Class A, 3.43%,
11/15/2039(b)	5,107,143	5,156,565
ICG US CLO Ltd., Series 2016-1A,
Class A1R, 2.91% (3 mo. USD
LIBOR + 1.14%),
07/29/2028(b)(c)	3,000,000	2,999,430
Invitation Homes Trust,
Series 2017-SFR2, Class A,
2.51% (1 mo. USD LIBOR +
0.85%), 12/17/2036(b)(c)	2,545,661	2,535,850
Series 2017-SFR2, Class B,
2.81% (1 mo. USD LIBOR +
1.15%), 12/17/2036(b)(c)	1,441,000	1,440,261
Series 2017-SFR2, Class C,
3.11% (1 mo. USD LIBOR +
1.45%), 12/17/2036(b)(c)	2,758,000	2,740,309
Series 2017-SFR2, Class D,
3.46% (1 mo. USD LIBOR +
1.80%), 12/17/2036(b)(c)	2,101,916	2,094,290
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I,
3.61%, 07/30/2047(b)	9,980,227	10,112,229
JOL Air Ltd., Series 2019-1,
Class A, 3.97%, 04/15/2044(b)	6,154,257	6,335,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Asset-Backed Securities–(continued)
JPMBB Commercial Mortgage Securities
Trust,
Series 2015-C28, Class A2,
2.77%, 10/15/2048	$ 1,273,469	$1,273,161
Series 2015-C29, Class A2,
2.92%, 05/15/2048	704,957	705,430
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A,
2.46% (1 mo. USD LIBOR +
0.80%), 05/15/2036(b)(c)	7,750,000	7,770,088
Series 2019-KNSQ, Class C,
2.71% (1 mo. USD LIBOR +
1.05%), 05/15/2036(b)(c)	4,250,000	4,253,099
Master Credit Card Trust II,
Series 2020-1A, Class A, 1.99%,
09/21/2024(b)	15,000,000	15,282,636
Mercedes-Benz Auto Lease Trust,
Series 2019-A, Class A2, 3.01%,
02/16/2021	2,643,321	2,648,465
Series 2019-A, Class A3, 3.10%,
11/15/2021	4,500,000	4,553,849
Merrill Lynch Mortgage Investors
Trust, Series 2005-3, Class 3A,
4.01% (1 mo. USD LIBOR +
0.25%), 11/25/2035(c)	757,014	763,070
Morgan Stanley Bank of America
Merrill Lynch Trust,
Series 2015-C23, Class A2,
2.98%, 07/15/2050	404,785	405,151
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class A, 2.36%
(1 mo. USD LIBOR + 0.70%),
11/15/2034(b)(c)	8,028,000	8,030,384
Series 2017-CLS, Class B, 2.51%
(1 mo. USD LIBOR + 0.85%),
11/15/2034(b)(c)	3,944,000	3,942,784
Series 2017-CLS, Class C, 2.66%
(1 mo. USD LIBOR + 1.00%),
11/15/2034(b)(c)	2,676,000	2,675,181
MVW LLC, Series 2019-2A, Class A,
2.22%, 10/20/2038(b)	4,488,894	4,563,742
MVW Owner Trust,
Series 2013-1A, Class A, 2.15%,
04/22/2030(b)	3,258,575	3,258,751
Series 2019-1A, Class A, 2.89%,
11/20/2036(b)	4,156,056	4,322,263
Neuberger Berman CLO Ltd.,
Series 2017-24A, Class AR,
1.00% (3 mo. USD LIBOR +
1.02%), 04/19/2030(b)(c)	3,738,000	3,736,318
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1,
2.49%, 09/25/2059(b)(f)	3,820,442	3,880,202
Series 2020-NQM1, Series A1,
2.46%, 01/26/2060(b)(f)	5,099,469	5,144,904
OBX Trust, Series 2019-EXP1,
Class 1A3, 4.00%,
01/25/2059(b)(f)	2,680,662	2,760,819
OHA Loan Funding Ltd.,
Series 2016-1A, Class AR,
2.99% (3 mo. USD LIBOR +
1.26%), 01/20/2033(b)(c)	3,766,110	3,763,019
	Principal
	Amount	Value
Asset-Backed Securities–(continued)
PPM CLO 3 Ltd. (Cayman Islands),
Series 2019-3A, Class A, 3.24%
(3 mo. USD LIBOR + 1.40%),
07/17/2030(b)(c)	$ 3,874,000	$3,881,022
Series 2019-3A, Class B, 3.79%
(3 mo. USD LIBOR + 1.95%),
07/17/2030(b)(c)	2,711,000	2,715,194
Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%,
09/25/2059(b)(f)	2,198,164	2,215,588
Series 2020-1, Class A1, 2.38%,
02/25/2024(b)(f)	2,036,775	2,058,215
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%,
03/25/2043(f)	1,744,668	1,704,956
Series 2013-4, Class A3, 1.55%,
04/25/2043(f)	1,344,970	1,321,933
Series 2013-6, Class A2, 3.00%,
05/25/2043(f)	2,390,921	2,463,361
Series 2013-7, Class A2, 3.00%,
06/25/2043(f)	1,539,393	1,569,881
Sierra Timeshare Receivables
Funding LLC,
Series 2016-1A, Class A, 3.08%,
03/21/2033(b)	2,742,951	2,765,353
Series 2019-3A, Class A, 2.34%,
08/20/2036(b)	6,275,325	6,320,449
Starwood Waypoint Homes Trust,
Series 2017-1, Class D, 3.61%
(1 mo. USD LIBOR + 1.95%),
01/17/2035(b)(c)	7,700,000	7,705,516
Taconic Park CLO Ltd.,
Series 2016-1A, Class A1R,
1.00% (3 mo. USD LIBOR +
1.00%), 01/20/2029(b)(c)	6,053,000	6,050,276
TICP CLO XV Ltd. (Cayman Islands),
Series 2020-15A, Class A,
2.89% (3 mo. USD LIBOR +
1.28%), 04/20/2033(b)(c)	3,555,000	3,557,335
Series 2020-15A, Class B,
3.31% (3 mo. USD LIBOR +
1.70%), 04/20/2033(b)(c)	1,456,000	1,454,323
Towd Point Mortgage Trust,
Series 2016-3, Class A1, 2.25%,
04/25/2056(b)(f)	1,116,003	1,125,297
Series 2017-2, Class A1, 2.75%,
04/25/2057(b)(f)	4,194,351	4,266,507
Triton Container Finance VI LLC,
Series 2018-2A, Class A, 4.19%,
06/22/2043(b)	3,363,333	3,401,733
Verus Securitization Trust,
Series 2017-SG1A, Class A1,
2.69%, 11/25/2047(b)(f)	3,452,761	3,457,940
Series 2018-3, Class A1, 4.11%,
10/25/2058(b)(f)	6,832,964	6,956,170
Series 2019-1, Class A1, 3.84%,
02/25/2059(b)(f)	5,498,897	5,588,066
Series 2019-2, Class A1, 3.21%,
05/25/2059(b)(f)	13,543,434	13,702,548
Series 2020-1, Class A1, 2.42%,
01/25/2060(b)(f)	6,216,577	6,284,708
Wells Fargo Commercial Mortgage
Trust, Series 2015-NXS1,
Class A2, 2.63%, 05/15/2048	262,605	262,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Asset-Backed Securities–(continued)
Wells Fargo Re-REMIC Trust,
Series 2011-RR1, Class 1A,
4.81%, 09/17/2047(b)(f)	$ 8,041,090	$8,184,794
Wendy's Funding LLC,
Series 2019-1A, Class A2I,
3.78%, 06/15/2049(b)	6,965,000	7,285,320
WFRBS Commercial Mortgage Trust,
IO, Series 2012-C10, Class XA,
1.54%, 12/15/2045(b)(f)	3,441,477	126,826
IO, Series 2012-C6, Class XA,
2.06%, 04/15/2045(b)(f)	2,057,750	56,657
Series 2013-C16, Class B,
5.03%, 09/15/2046(f)	4,500,000	4,947,823
Total Asset-Backed Securities
(Cost $447,321,697)		453,301,591
U.S. Treasury Securities–7.42%
U.S. Treasury Bills–0.08%
1.50% - 1.52%,
04/09/2020(g)(h)	1,385,000	1,382,723
U.S. Treasury Notes–7.34%
1.38%, 01/31/2022	51,518,200	51,981,059
1.38%, 02/15/2023	49,781,200	50,510,417
1.38%, 01/31/2025	15,443,200	15,781,623
		118,273,099
Total U.S. Treasury Securities
(Cost $118,116,784)		119,655,822
Agency Credit Risk Transfer Notes–0.31%
Freddie MacSeries 2019-HQA2,
Class M1, STACR®, 2.33% (1 mo.
USD LIBOR + 0.70%),
04/25/2049(b)(c)	1,119,666	1,119,573
Freddie Mac Series 2015-HQA2,
Class M2. STACR®, 4.43% (1 mo.
USD LIBOR + 2.80%),
05/25/2028(c)	3,861,168	3,878,328
Total Agency Credit Risk Transfer Notes
(Cost $5,051,720)		4,997,901
U.S. Government Sponsored Agency Mortgage-Backed
Securities–0.21%
Collateralized Mortgage Obligations–0.01%
Fannie Mae REMICs, 2.11% (1 mo.
USD LIBOR + 0.45%),
02/25/2047(c)	78,584	78,557
Freddie Mac REMICs,
7.50%, 09/15/2029	88,858	104,102
2.66%, (1 mo. USD LIBOR +
1.00%), 12/15/2031(c)	24,635	25,301
2.61%, (1 mo. USD LIBOR +
0.95%), 01/15/2032(c)	14,654	14,809
		222,769
Federal Home Loan Mortgage Corp. (FHLMC)–0.04%
6.00%, 03/01/2023	56,855	59,037
8.50%, 05/01/2024 to
08/17/2026	75,004	77,250
7.00%, 10/25/2024 to
10/01/2034	347,964	385,149

Principal

AmountValue

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)

ARM,
3.50%, (6 mo. USD LIBOR +
1.62%), 07/01/2036(c)	$27,843	$29,032
4.58%, (1 yr. USD LIBOR +
2.07%), 02/01/2037(c)	8,973	9,612
4.08%, (1 yr. USD LIBOR +
2.01%), 01/01/2038(c)	7,561	7,978
		568,058
Federal National Mortgage Association (FNMA)–0.11%
7.50%, 01/01/2021 to
02/01/2031	115,504	133,770
6.50%, 11/01/2023 to
10/01/2035	168,348	190,415
7.00%, 11/01/2025 to
08/01/2036	958,430	1,050,427
8.00%, 09/01/2026 to
07/01/2032	131,366	135,005
9.00%, 01/01/2030	56,220	62,388
8.50%, 05/01/2030 to
07/01/2030	133,407	152,163
ARM,
4.10%, (1 yr. U.S. Treasury Yield
Curve Rate + 2.22%),
11/01/2032(c)	19,676	20,790
4.36%, (1 yr. U.S. Treasury Yield
Curve Rate + 2.21%),
05/01/2035(c)	55,057	58,200
4.35%, (1 yr. USD LIBOR +
1.72%), 03/01/2038(c)	11,890	12,542
		1,815,700
Government National Mortgage Association (GNMA)–0.05%
7.75%, 02/15/2021	4,553	4,565
6.50%, 07/15/2023 to
02/15/2034	629,476	698,856
7.50%, 12/20/2025	12,707	14,337
7.00%, 10/15/2026 to
06/15/2032	48,102	50,602
8.50%, 07/20/2027	43,932	49,411
		817,771
Total U.S. Government Sponsored Agency
Mortgage-Backed Securities
(Cost $3,129,999)		3,424,298
Preferred Stocks–0.12%	Shares

Regional Banks–0.12%
PNC Financial Services Group, Inc. (The),
6.13%, Series P, Pfd.
(Cost $1,875,000)	75,000	1,994,250
Total Preferred Stocks (Cost $1,875,000)		1,994,250
Money Market Funds–2.46%
Invesco Government & Agency Portfolio,
Institutional Class, 1.50%(i)	13,406,487	13,406,487
Invesco Liquid Assets Portfolio,
Institutional Class, 1.64%(i)	10,876,827	10,882,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

		Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional
Class, 1.48%(i)		15,321,700	$15,321,700
Total Money Market Funds (Cost $39,609,013)			39,610,453
TOTAL INVESTMENTS IN SECURITIES–99.87%
(Cost $1,584,762,195)			1,609,991,797
OTHER ASSETS LESS LIABILITIES—0.13%			2,035,556
NET ASSETS–100.00%			$1,612,027,353
Investment Abbreviations:
ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR® – Structured Agency Credit Risk
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $805,542,583, which represented 49.97% of the Fund's Net Assets.

(c)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(d)Perpetual bond with no specified maturity date.

(e)Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

(f)Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 29, 2020.

(g)All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.

(h)Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(i)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

Open Futures Contracts

					Unrealized
Long Futures Contracts	Number of	Expiration	Notional		Appreciation
	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	2,785	June-2020	$ 608,043,831	$ 2,794,407	$ 2,794,407

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	825	June-2020	(101,268,750)	(949,127)	(949,127)

U.S. Treasury 10 Year Notes	299	June-2020	(40,290,250)	(463,642)	(463,642)

Subtotal—Short Futures Contracts				(1,412,769)	(1,412,769)

Total Futures Contracts				$ 1,381,638	$ 1,381,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,547,853,182)	$1,570,381,344
Investments in affiliated money market funds, at value
(Cost $36,909,013)	39,610,453
Other investments:
Variation margin receivable — futures contracts	672,615
Cash	1,839
Receivable for:
Fund shares sold	7,349,822
Dividends	64,341
Interest	9,302,318
Principal paydowns	174
Investment for trustee deferred compensation and
retirement plans	139,166
Other assets	35,025
Total assets	1,627,557,097
Liabilities:
Payable for:
Investments purchased	9,814,419
Dividends	415,250
Fund shares reacquired	4,659,238
Accrued fees to affiliates	368,757
Accrued trustees' and officers' fees and benefits	4,252
Accrued other operating expenses	114,401
Trustee deferred compensation and retirement plans	153,427
Total liabilities	15,529,744
Net assets applicable to shares outstanding	$1,612,027,353
Net assets consist of:
Shares of beneficial interest	$1,604,435,671
Distributable earnings	7,591,682
$1,612,027,353
Net Assets:
Class A	$655,357,162
Class C	$158,967,968
Class R	$6,209,580
Class Y	$146,158,808
Class R5	$495,628
Class R6	$644,838,207

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	75,656,156
Class C	18,361,089
Class R	715,570
Class Y	16,868,029
Class R5	57,304
Class R6	74,345,696
Class A:
Net asset value per share	$8.66
Maximum offering price per share
(Net asset value of $8.66 ÷ 97.50%)	$8.88
Class C:
Net asset value and offering price per share	$8.66
Class R:
Net asset value and offering price per share	$8.68
Class Y:
Net asset value and offering price per share	$8.66
Class R5:
Net asset value and offering price per share	$8.65
Class R6:
Net asset value and offering price per share	$8.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$49,505,588
Dividends from affiliated money market funds	750,703
Dividends	114,844
Total investment income	50,371,135
Expenses:
Advisory fees	5,002,603
Administrative services fees	219,787
Custodian fees	30,407
Distribution fees:
Class A	914,910
Class C	928,242
Class R	29,470
Transfer agent fees — A, C, R and Y	1,152,051
Transfer agent fees — R5	252
Transfer agent fees — R6	25,617
Trustees' and officers' fees and benefits	37,862
Registration and filing fees	167,592
Reports to shareholders	107,587
Professional services fees	77,932
Other	36,825
Total expenses	8,731,137
Less: Fees waived and/or expense offset arrangement(s)	(260,949)
Net expenses	8,470,188
Net investment income	41,900,947
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,586,084
Futures contracts	(635,922)
4,950,162
Change in net unrealized appreciation of:
Investment securities	29,431,322
Futures contracts	1,219,453
30,650,775
Net realized and unrealized gain	35,600,937
Net increase in net assets resulting from operations	$77,501,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$41,900,947	$36,167,883
Net realized gain (loss)	4,950,162	(8,914,678)
Change in net unrealized appreciation	30,650,775	4,037,385
Net increase in net assets resulting from operations	77,501,884	31,290,590
Distributions to shareholders from distributable earnings:
Class A	(16,160,643)	(11,159,392)

Class C	(3,285,936)	(7,048,505)

Class R	(135,343)	(109,232)

Class Y	(3,995,040)	(3,014,274)

Class R5	(26,897)	(50,764)

Class R6	(18,708,844)	(16,494,319)

Total distributions from distributable earnings	(42,312,703)	(37,876,486)
Return of capital:
Class A	(535,685)	—
Class C	(125,484)	—
Class R	(5,167)	—
Class Y	(125,179)	—
Class R5	(808)	—
Class R6	(561,735)	—
Total return of capital	(1,354,058)	—
Total distributions	(43,666,761)	—
Share transactions–net:
Class A	50,529,808	196,519,794
Class C	15,578,415	(249,045,046)
Class R	1,051,000	364,320
Class Y	8,664,195	5,814,588
Class R5	(1,300,316)	73,673
Class R6	66,689,262	(8,735,798)

Net increase (decrease) in net assets resulting from share transactions	141,212,364	(55,008,469)

Net increase (decrease) in net assets	175,047,487	(61,594,365)
Net assets:
Beginning of year	1,436,979,866	1,498,574,231
End of year	$1,612,027,353	$1,436,979,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends						with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end ofperiod	expenses	expenses	to average	Portfolio
	ofperiod	income(a)	unrealized)	operations	income	capital	distributions	ofperiod	return (b)	(000's omitted)	absorbed	absorbed	net assets	turnover (c)
Class A											0.65%(d)	0.65%(d)	2.62%(d)
Year ended 02/29/20	$8.47	$0.23	$ 0.20	$ 0.43	$(0.23)	$(0.01)	$(0.24)	$8.66	5.08%	$655,357				155%
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	—	(0.22)	8.47	2.19	591,443	0.64	0.65	2.52	176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	—	(0.17)	8.51	0.79	395,766	0.65	0.66	1.98	198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	—	(0.15)	8.61	3.39	435,592	0.65	0.66	1.59	294
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	—	(0.17)	8.47	(0.12)	379,091	0.68	0.68	1.72	200
Class C											1.00(d)	1.15(d)	2.27(d)	155
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	—	(0.19)	8.47	1.83	140,247	0.99	1.15	2.17	176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	—	(0.14)	8.51	0.44	391,791	1.00	1.16	1.63	198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	—	(0.12)	8.61	3.03	451,018	1.00	1.16	1.24	294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	—	(0.14)	8.47	(0.47)	443,163	1.03	1.18	1.37	200
Class R											1.00(d)	1.00(d)	2.27(d)	155
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	—	(0.19)	8.49	1.84	5,035	0.99	1.00	2.17	176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	—	(0.14)	8.53	0.55	4,693	1.00	1.01	1.63	198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	—	(0.12)	8.62	2.90	6,466	1.00	1.01	1.24	294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	—	(0.14)	8.49	(0.35)	4,068	1.03	1.03	1.37	200
Class Y											0.50(d)	0.50(d)	2.77(d)
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159				155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	—	(0.24)	8.48	2.35	134,272	0.49	0.50	2.67	176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	—	(0.18)	8.52	1.06	128,874	0.50	0.51	2.13	198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	—	(0.16)	8.61	3.42	129,794	0.50	0.51	1.74	294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	—	(0.18)	8.48	0.15	56,237	0.53	0.53	1.87	200
Class R5											0.40(d)	0.40(d)	2.87(d)	155
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	—	(0.24)	8.47	2.45	1,765	0.39	0.40	2.77	176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	—	(0.19)	8.51	1.17	1,699	0.38	0.39	2.25	198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	—	(0.17)	8.60	3.54	1,220	0.39	0.40	1.85	294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	—	(0.19)	8.47	0.26	1,165	0.43	0.43	1.97	200
Class R6											0.37(d)	0.37(d)	2.90(d)
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838				155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	—	(0.25)	8.49	2.46	564,219	0.38	0.39	2.78	176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	—	(0.19)	8.53	1.17	575,750	0.38	0.39	2.25	198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	—	(0.17)	8.62	3.66	499,674	0.39	0.40	1.85	294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	—	(0.19)	8.48	0.14	63,201	0.42	0.42	1.98	200

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)Ratios are based on average daily net assets (000's omitted) of $609,940, $142,806, $5,894, $142,539, $917 and $640,438 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the "Fund"), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund's investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares are not normally subject to a CDSC. However, if Class C shares were acquired through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

21	Invesco Short Term Bond Fund

share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

K.Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.350%

Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%

Over $5 billion	0.280%

For the year ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.32%.

22	Invesco Short Term Bond Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes;

(3)dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $43,659.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund's custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2020, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 29, 2020, 12b-1 fees incurred for Class C shares were $714,032 after fee waivers of $214,210.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 29, 2020, IDI advised the Fund that IDI retained $106,031 in front-end sales commissions from the sale of Class A shares and $92,725 and $425 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$ 987,007,482	$—	$ 987,007,482
Asset-Backed Securities	—	453,301,591	—	453,301,591
U.S. Treasury Securities	—	119,655,822	—	119,655,822
Agency Credit Risk Transfer Notes	—	4,997,901	—	4,997,901
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	3,424,298	—	3,424,298
Preferred Stocks	1,994,250	—	—	1,994,250
Money Market Funds	39,610,453	—	—	39,610,453
Total Investments in Securities	41,604,703	1,568,387,094	—	1,609,991,797
23	Invesco Short Term Bond Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	$2,794,407	$—	$—	$2,794,407
Other Investments - Liabilities*
Futures Contracts	(1,412,769)	—	—	(1,412,769)
Total Other Investments	1,381,638	—	—	1,381,638
Total Investments	$42,986,341	$1,568,387,094	$—	$1,611,373,435

*Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

Value
Interest
Derivative Assets	Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$2,794,407
Derivatives not subject to master netting agreements	(2,794,407)
Total Derivative Assets subject to master netting agreements	$-

Value
Interest
Derivative Liabilities	Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(1,412,769)
Derivatives not subject to master netting agreements	1,412,769

Total Derivative Liabilities subject to master netting agreements	$-

(a)The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk
Realized Gain (Loss):
Futures contracts	$(635,922)

Change in Net Unrealized Appreciation:
Futures contracts	1,219,453

Total	$583,531
The table below summarizes the average notional value of derivatives held during the period.
Futures
Contracts
Average notional value	$619,228,123

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 29, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $3,080.

NOTE 6—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

24	Invesco Short Term Bond Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund's total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$42,312,703	$37,876,486

Return of capital	1,354,058	—

Total distributions	$43,666,761	$37,876,486

Tax Components of Net Assets at Period-End:
		2020
Net unrealized appreciation — investments		$ 24,858,709

Temporary book/tax differences		(129,353)

Capital loss carryforward		(17,137,674)
Shares of beneficial interest		1,604,435,671

Total net assets		$1,612,027,353

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to straddle contracts, futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,996,807	$15,140,867	$17,137,674

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $981,414,648 and $671,064,494, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,519,288,422 and $1,537,328,619, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$28,018,026
Aggregate unrealized (depreciation) of investments	(3,159,317)
Net unrealized appreciation of investments	$24,858,709

Cost of investments for tax purposes is $1,586,514,726.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distribution, paydowns and partnership reclasses, on February 29, 2020, undistributed net investment income was increased by $1,778,631, undistributed net realized gain (loss) was decreased by $404,152 and shares of beneficial interest was decreased by $1,374,479. This reclassification had no effect on the net assets of the Fund.

25	Invesco Short Term Bond Fund

NOTE 11—Share Information

Summary of Share Activity

	Year ended		Year ended
	February 29, 2020(a)		February 28, 2019
	Shares	Amount	Shares	Amount
Sold:
Class A	32,376,390	$ 278,032,431	55,495,796	$469,022,984
Class C	9,715,952	83,413,841	12,220,047	103,385,054
Class R	387,350	3,330,963	217,199	1,840,559
Class Y	13,106,059	112,222,859	13,247,995	112,068,635
Class R5	34,651	295,779	16,027	135,644
Class R6	17,128,603	146,435,536	11,295,823	95,842,910
Issued as reinvestment of dividends:
Class A	1,637,769	14,070,280	1,159,688	9,816,461
Class C	323,868	2,780,819	696,858	5,897,397
Class R	16,109	138,633	12,750	108,102
Class Y	297,910	2,559,622	211,075	1,786,650
Class R5	2,837	24,269	5,913	50,018
Class R6	2,213,330	19,039,098	1,929,521	16,356,711
Automatic conversion of Class C shares to Class A shares:
Class A	1,433,718	12,281,863	-	-
Class C	(1,434,559)	(12,281,863)	-	-
Reacquired:
Class A	(29,583,975)	(253,854,766)	(33,346,510)	(282,319,651)

Class C	(6,802,635)	(58,334,382)	(42,386,790)	(358,327,497)

Class R	(280,988)	(2,418,596)	(187,098)	(1,584,341)

Class Y	(12,376,838)	(106,118,286)	(12,752,177)	(108,040,697)

Class R5	(188,630)	(1,620,364)	(13,257)	(111,989)

Class R6	(11,488,662)	(98,785,372)	(14,268,445)	(120,935,419)

Net increase (decrease) in share activity	16,518,259	$ 141,212,364	(6,445,585)	$(55,008,469)

(a)There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all of its assets and liabilities of Invesco Oppenheimer Limited-Term Bond Fund (the "Target Fund") in exchange for shares of the Fund.

The reorganization is expected to be consummated on May 15, 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.

NOTE 13—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

26	Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the "Fund") as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
			ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/19)	(02/29/20)1	Period2	(02/29/20)	Period2	Ratio
Class A	$1,000.00	$1,018.20	$3.16	$1,021.73	$3.17	0.63%

Class C	1,000.00	1,016.50	4.91	1,019.99	4.92	0.98

Class R	1,000.00	1,016.40	4.91	1,019.99	4.92	0.98

Class Y	1,000.00	1,019.00	2.41	1,022.48	2.41	0.48
Class R5	1,000.00	1,019.30	2.21	1,022.68	2.21	0.44

Class R6	1,000.00	1,019.60	1.86	1,023.02	1.86	0.37

1The actual ending account value is based on the actual total return of the Fund for the period September 1, 2019 through February 29, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

28	Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	4.15%
Corporate Dividends Received Deduction*	4.15%
U.S. Treasury Obligations*	3.15%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

29	Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	1992	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	1998	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics research
		Rights Watch and Member of its Investment Committee; and Member of		foundation) and
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		its Investment
		organization)		Committee;
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Member of Board of
Friends of the LRC
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
(non-profit
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
legal advocacy);
Director of Columbia Equity Financial Corp. (privately held financial advisor)
Board Member

and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit
journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	1999	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801
T-7	Invesco Short Term Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio secu- rities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1

Shareholder Report for the

Nine Months Ended 2/29/2020

Invesco

High Yield Bond Factor Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on February 28, 2020, the Fund's name was Invesco Oppenheimer Global High Yield Fund and prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Global High Yield Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Table of Contents
Fund Performance Discussion	5
Top Holdings and Allocations	8
Fund Expenses	12
Consolidated Schedule of Investments	14
Consolidated Statement of Assets and Liabilities	27
Consolidated Statement of Operations	29
Consolidated Statement of Changes in Net Assets	31
Consolidated Financial Highlights	32
Notes to Consolidated Financial Statements	44
Report of Independent Registered Public Accounting Firm	66
Tax Information	68
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	69
Trustees and Officers	70
Invesco Privacy Notice	82

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund		Bloomberg Barclays

	Without Sales Charge	With Sales Charge	U.S. Corporate High	JPMorgan Global High
			Yield 2% Issuer	Yield Index

			Capped Index1
1-Year	5.11%	0.64%	6.10%	6.42%
5-Year	3.59	2.70	5.20	5.60
Since
Inception	3.45	2.74	5.23	5.38
(11/8/13)

1.Effective February 28, 2020, the Fund changed its benchmark index from the JPMorgan Global High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. These changes were made in connection with repositioning the Fund as a factor-based high yield bond fund.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a

3 INVESCO HIGH YIELD BOND FACTOR FUND

reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4 INVESCO HIGH YIELD BOND FACTOR FUND

Fund Performance Discussion

For the fiscal year ended February 29, 2020, high yield bond returns were positive. The fiscal year began with heightened volatility as investors feared that the US Federal Reserve (the Fed) had gone too far in its monetary policy tightening and that the effects would lead to a synchronized global economic growth slowdown. That uncertainty was quickly alleviated when the Fed changed its course and all but promised no rate hikes in 2019. The renewed risk appetite was further inspired by dovish central banks globally.

This expansionary monetary policy trend continued throughout the fiscal year until February 2020, when investors began to fear that the spread of the COVID-19 virus would lead to a global economic slowdown. Despite the uptick in volatility late in the fiscal year, defaults continued to stay below the long- term average of about 2.91%.1 In particular, the par-weighted high yield default rate ended the fiscal year at 2.30%.1

The Fed cut interest rates three times during the fiscal year to a range of 1.50% to 1.75% as of October 31, 2019, as well as at the end of the fiscal year.2 The European Central Bank also cuts rates at the end of 2019 at -0.5%.3 This, coupled with easier fiscal and monetary

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco High Yield Bond Factor Fund (Class A shares with sales charge) Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index* JPMorgan Global High Yield Index

$15,000

10,000

5,000

$13,922 $13,794

$11,861

0
	|	|	|	|	|	|	|	|
11/8/13		2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

*Effective February 28, 2020, the Fund changed its benchmark index from the JPMorgan Global High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. These changes were made in connection with repositioning the Fund as a factor-based high yield bond fund.

5 INVESCO HIGH YIELD BOND FACTOR FUND

policy in China and the continued economic woes plaguing the European Union, drove interest rates lower across maturities.

Against this backdrop, the high yield market produced positive monthly returns in ten of the 12 months of the fiscal year. By quality, BB-rated bonds led the way during the fiscal year. By sector, housing and automotive had the strongest returns, while the energy sector had the weakest performance for the fiscal year.

During the fiscal year, the Fund benefited from its positioning in banking and paper sub- industries. The Fund's underweight allocation to energy was also beneficial to relative to the Fund's index performance during the fiscal year.

The largest detractors from the Fund's performance during the fiscal year were positions in technology and media and entertainment. Moreover, security selection in pharmaceuticals was a minor drag on relative to the Fund's index performance.

At the close of the fiscal year, despite the uptick in volatility experienced during this time, we believed solid company fundamentals and low defaults could provide a solid foundation for 2020. We note recent macroeconomic events, namely the coronavirus and the oil price war initiated by Saudi Arabia and Russia, have caused a material widening in credit spreads. It is unclear when both issues will be resolved, but it is our view that they will both have a negative effect on second-quarter gross domestic product. That said, we also firmly believe that central banks will provide liquidity in an effort to avoid stressed financial conditions in a macroeconomic environment where company level revenues may suffer a short-term negative impact. In terms of new issue supply, many companies have already accessed the market to refinance, thereby pushing out maturities. We believe there may be an increase in default activity in challenged sectors like energy, but we also recognize many of the companies have attractive hedges in place through year end 2020, thereby providing good visibility into near term revenues. We expect continued challenges in the wireline and retail industries as fundamental challenges threaten many companies in each sector. Given current uncertainties surrounding company level revenues, we are likely to see companies focus on preserving the strength of their balance sheets, as opposed to deliberately adding new debt. While we remain cautious, it is our opinion that the recent credit spread widening will create investment opportunities that we have not seen during the last few months of the fiscal year.

On February 28, 2020, the Invesco Oppenheimer Global High Yield Fund was repositioned. The Fund was renamed the Invesco High Yield Bond Factor Fund with an investment goal to seek a total return by targeting securities with characteristics that research suggests will have higher returns over a market cycle while using a factor- based strategy. In practice, this means the

6 INVESCO HIGH YIELD BOND FACTOR FUND

Fund will have higher allocation than its benchmark to value bonds (bonds that have higher spreads relative to other securities of similar credit quality and sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher spreads relative to the broad market). The Fund will invest primarily in high-yield, below-investment grade, fixed-income securities (also referred to as "junk" bonds).

1. Source: JP Morgan

2. Source: US Federal Reserve

3. Source: European Central Bank

Portfolio Managers: Jay Raol, James Ong, Noelle Corum and Sash Sarangi

7 INVESCO HIGH YIELD BOND FACTOR FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds	89.8%
and Notes
Investment Companies	7.5
Foreign Government Obligations	1.8
Asset-Backed Securities	0.8
Corporate Loans	0.1
Common Stocks	—*
Preferred Stocks	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2020, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	57.9%
Brazil	6.0
Mexico	5.7
Canada	4.4
Netherlands	2.5
Ukraine	2.2
Ireland	2.0
China	1.7
Luxembourg	1.6
Portugal	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2020, and are based on total market value of investments.

8 INVESCO HIGH YIELD BOND FACTOR FUND

REGIONAL ALLOCATION

U.S./Canada	62.3%
Latin & South America	14.0
Europe	12.1
Asia/Pacific	5.3
Middle East/Africa	4.1
Emerging Europe	2.2

Portfolio holdings and allocation are subject to change. Percentages are as of February 29, 2020, and are based on total market value of investments.

NRSRO
ONLY
CREDIT RATING BREAKDOWN	TOTAL
BBB	4.9%
BB	37.8
B	42.4
CCC	10.8
CC	0.1
D	0.4
Unrated	3.6
Total	100.0%

The percentages above are based on the market value of the Fund's securities as of February 29, 2020 and are subject to change. Except for securities labeled "Unrated," all securities have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Standard & Poor's ("S&P"). For securities rated only by an NRSRO other than S&P, Invesco Advisers, Inc. (the "Adviser") converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security. Fund assets invested in Invesco Government & Agency Portfolio are assigned that fund's S&P rating, which is currently AAA. For the purposes of this table, "investment-grade" securities are securities rated within the NRSROs' four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality and may or may not be the equivalent of investment-grade. Please consult the Fund's prospectus and Statement of Additional Information for further information.

9 INVESCO HIGH YIELD BOND FACTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

		Inception			Since
		Date	1-Year	5-Year	Inception
Class A (OGYAX)		11/8/13	5.11%	3.59%	3.45%
Class C (OGYCX)		11/8/13	4.26	2.85	2.72
Class R (OGYNX)		11/8/13	4.85	3.34	3.20
Class Y (OGYYX)		11/8/13	5.42	3.90	3.76
Class R5	(GBHYX)1	5/24/19	5.29	3.62	3.47
Class R6	(OGYIX)2	11/8/13	5.35	3.95	3.80
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

		Inception			Since
		Date	1-Year	5-Year	Inception
Class A (OGYAX)		11/8/13	0.64%	2.70%	2.74%
Class C (OGYCX)		11/8/13	3.26	2.85	2.72
Class R (OGYNX)		11/8/13	4.85	3.34	3.20
Class Y (OGYYX)		11/8/13	5.42	3.90	3.76
Class R5	(GBHYX)1	5/24/19	5.29	3.62	3.47
Class R6	(OGYIX)2	11/8/13	5.35	3.95	3.80

1.Class R5 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

2.Pursuant to the closing of the transaction described in the Notes to Consolidated Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class I, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R6, Class R and Class Y respectively, of the Fund. Class R5 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

10 INVESCO HIGH YIELD BOND FACTOR FUND

The Fund's performance is compared to the performance of the JPMorgan Global High Yield Index, which is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. Effective February 28, 2020, the Fund's new index is the Bloomberg Barclays benchmark because it more closely reflects the performance of the types of securities in which the Fund invests following its repositioning as a factor-based high yield bond fund. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index representative of the US high- yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO HIGH YIELD BOND FACTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO HIGH YIELD BOND FACTOR FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,015.50	$5.73
Class C	1,000.00	1,012.00	9.30
Class R	1,000.00	1,014.20	6.93
Class Y	1,000.00	1,017.00	4.37
Class R5	1,000.00	1,017.10	4.32
Class R6	1,000.00	1,016.20	4.17
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.19	5.74
Class C	1,000.00	1,015.66	9.31
Class R	1,000.00	1,018.00	6.95
Class Y	1,000.00	1,020.54	4.38
Class R5	1,000.00	1,020.59	4.33
Class R6	1,000.00	1,020.74	4.18

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios
Class A	1.14%
Class C	1.85
Class R	1.38

Class Y	0.87
Class R5	0.86
Class R6	0.83

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Consolidated Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS February 29, 2020

		Principal Amount	Value
Asset-Backed Security—0.8%
Madison Park Funding XI Ltd., Series 2013-11A, Cl. DR,
5.18% [US0003M+325], 7/23/291,2 (Cost $244,425)		$250,000	$249,684

Foreign Government Obligations—1.8%
Argentine Republic, 6.875% Sr. Unsec. Nts., 1/26/27		300,000	129,422
Ghana Government International Bond, 7.875% Sr. Unsec.
Nts., 2/11/351		280,000	277,340
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/201		205,000	208,853
Total Foreign Government Obligations (Cost $661,151)			615,615

Corporate Loans—0.1%
Claire's Stores, Inc., Sr. Sec., Term B, 8.421% [US0001M +
650] 12/18/263,4		12,581	12,135
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 9.354% [LIBOR4 + 725], 10/17/223,4,5		138,002	24,298
Total Corporate Loans (Cost $142,997)			36,433

Corporate Bonds and Notes—91.4%
Consumer Discretionary—19.4%
Auto Components—0.8%
Dana, Inc., 5.375% Sr. Unsec. Nts., 11/15/27		50,000	50,625
Loxam SAS, 5.75% Sr. Sub. Nts., 7/15/271	EUR	215,000	229,106
			279,731

Automobiles—0.6%
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/261		185,000	195,805

Distributors—0.5%
Core & Main Holdings LP, 9.375% PIK Rate, 8.625% Cash
Rate, 8.625% Sr. Unsec. Nts., 9/15/241,6		165,000	171,669

Entertainment—1.2%
AMC Entertainment Holdings, Inc., 6.125% Sr. Sub. Nts.,
5/15/27		185,000	148,467
Netflix, Inc., 3.625% Sr. Unsec. Nts., 5/15/27	EUR	125,000	145,612
WMG Acquisition Corp., 3.625% Sr. Sec. Nts., 10/15/261	EUR	100,000	115,265
			409,344

Hotels, Restaurants & Leisure—4.6%
Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26		160,000	167,096
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22		40,000	38,912
Downstream Development Authority of the Quapaw Tribe of
Oklahoma, 10.50% Sr. Sec. Nts., 2/15/231		90,000	91,162
ESH Hospitality, Inc., 4.625% Sr. Unsec. Nts., 10/1/271		140,000	136,759
Golden Nugget, Inc., 8.75% Sr. Sub. Nts., 10/1/251		95,000	95,637
Melco Resorts Finance Ltd., 5.625% Sr. Unsec. Nts., 7/17/271		235,000	246,344
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		125,000	134,792

14 INVESCO HIGH YIELD BOND FACTOR FUND

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International: (Continued)
7.75% Sr. Unsec. Nts., 3/15/22		$115,000	$126,130
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/271		215,000	223,137
Scientific Games International, Inc.:
6.625% Sr. Sub. Nts., 5/15/21		65,000	65,107
8.25% Sr. Unsec. Nts., 3/15/261		65,000	67,234
Yum! Brands, Inc.:
3.875% Sr. Unsec. Nts., 11/1/23		70,000	72,022
4.75% Sr. Unsec. Nts., 1/15/301		60,000	62,368
			1,526,700

Household Durables—2.1%
Beazer Homes USA, Inc., 6.75% Sr. Unsec. Nts., 3/15/25		70,000	71,779
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22		303,000	317,611
Mattamy Group Corp., 5.25% Sr. Unsec. Nts., 12/15/271		52,000	53,950
Taylor Morrison Communities, Inc.:
5.875% Sr. Unsec. Nts., 1/31/251		49,000	50,378
5.875% Sr. Unsec. Nts., 6/15/271		130,000	145,902
6.00% Sr. Unsec. Nts., 9/1/231		45,000	46,622
			686,242

Interactive Media & Services—0.6%
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/261		110,000	101,628
6.625% Sr. Unsec. Nts., 8/15/271		135,000	109,600
			211,228

Media—6.0%
Affinion Group, Inc., 14% PIK Rate, 12.5% Cash Rate,
12.50% Sr. Unsec. Nts., 11/10/221,6		54,312	32,587
Altice Financing SA, 7.50% Sr. Sec. Nts., 5/15/261		265,000	279,416
Cablevision Systems Corp., 5.875% Sr. Unsec. Nts., 9/15/22		135,000	142,010
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr.
Unsec. Nts., 2/15/261		175,000	182,271
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Sub. Nts.,
2/15/241		135,000	143,719
CSC Holdings LLC, 6.50% Sr. Unsec. Nts., 2/1/291		225,000	248,203
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		40,000	41,113
7.75% Sr. Unsec. Nts., 7/1/26		220,000	236,810
Hughes Satellite Systems Corp., 7.625% Sr. Unsec. Nts.,
6/15/21		125,000	131,860
iHeartCommunications, Inc.:
5.25% Sr. Sec. Nts., 8/15/271		125,000	129,144
8.375% Sr. Unsec. Nts., 5/1/27		64,671	70,349
IPD 3 BV, 4.50% [EUR003M+450] Sr. Sec. Nts., 7/15/221,2	EUR	170,000	188,537
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		110,000	114,609

15 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Media (Continued)
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts.,
3/1/281		$70,000	$74,270
			2,014,898

Specialty Retail—2.6%
Capitol Investment Merger Sub 2 LLC, 10.00% Sec. Nts.,
8/1/241		135,000	135,731
Hillman Group, Inc. (The), 6.375% Sr. Unsec. Nts., 7/15/221		70,000	62,978
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/251		135,000	141,131
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/271		170,000	142,026
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/251		111,000	111,977
8.875% Sr. Unsec. Nts., 6/1/251		140,000	139,650
Tendam Brands SAU, 5.25% [EUR003M+525] Sr. Sec. Nts.,
9/15/241,2	EUR	140,000	152,140
			885,633

Textiles, Apparel & Luxury Goods—0.4%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC,
7.50% Sr. Sec. Nts., 5/1/251		175,000	123,010

Consumer Staples—5.3%
Beverages—0.9%
Darling Global Finance BV, 3.625% Sr. Unsec. Nts., 5/15/261	EUR	170,000	195,394
Sunshine Mid BV, 6.50% Sr. Sec. Nts., 5/15/261	EUR	100,000	109,152
			304,546

Food & Staples Retailing—0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson's LLC:
4.625% Sr. Unsec. Nts., 1/15/271		73,000	72,040
6.625% Sr. Unsec. Nts., 6/15/24		145,000	149,349
			221,389

Food Products—2.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/
Albertson's LLC, 5.875% Sr. Unsec. Nts., 2/15/281		80,000	83,292
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
5.50% Sr. Unsec. Nts., 1/15/301		130,000	137,431
Pilgrim's Pride Corp., 5.875% Sr. Unsec. Nts., 9/30/271		140,000	145,341
Post Holdings, Inc.:
4.625% Sr. Unsec. Nts., 4/15/301		60,000	59,285
5.00% Sr. Unsec. Nts., 8/15/261		115,000	117,513
5.625% Sr. Unsec. Nts., 1/15/281		101,000	105,753
Simmons Foods, Inc., 7.75% Sr. Sec. Nts., 1/15/241		65,000	69,089
			717,704

Household Products—0.6%
Energizer Holdings, Inc., 5.50% Sr. Unsec. Nts., 6/15/251		70,000	71,182

16 INVESCO HIGH YIELD BOND FACTOR FUND

	Principal Amount	Value
Household Products (Continued)
Spectrum Brands, Inc., 5.75% Sr. Unsec. Nts., 7/15/25	$140,000	$143,849
		215,031

Personal Products—0.2%
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	65,000	66,714

Tobacco—0.7%
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25	243,000	233,885

Energy—12.0%
Energy Equipment & Services—1.5%
ADES International Holding plc, 8.625% Sr. Sec. Nts.,
4/24/241	350,000	360,500
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/231	25,000	16,125
Calfrac Holdings LP, 10.875% Sec. Nts., 3/15/261	15,950	14,435
Diamond Offshore Drilling, Inc., 4.875% Sr. Unsec. Nts.,
11/1/43	25,000	10,164
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/241	70,000	63,088
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	50,000	24,271
Transocean, Inc., 7.50% Sr. Unsec. Nts., 4/15/31	20,000	11,951
		500,534

Oil, Gas & Consumable Fuels—10.5%
Antero Midstream Partners LP/Antero Midstream Finance
Corp., 5.375% Sr. Unsec. Nts., 9/15/24	155,000	117,412
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
10.00% Sr. Unsec. Nts., 4/1/221	88,000	75,215
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/261	31,000	8,293
California Resources Corp., 8.00% Sec. Nts., 12/15/221	32,000	7,440
Calumet Specialty Products Partners LP/Calumet Finance
Corp., 7.625% Sr. Unsec. Nts., 1/15/22	200,000	198,378
Centennial Resource Production LLC, 6.875% Sr. Unsec. Nts.,
4/1/271	80,000	71,786
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	15,000	12,598
Cosan Luxembourg SA, 7.00% Sr. Unsec. Nts., 1/20/271	200,000	214,070
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/211	35,000	30,704
9.25% Sec. Nts., 3/31/221	60,000	48,169
Energy Transfer Operating LP, 5.875% Sr. Unsec. Nts., 1/15/24	140,000	157,032
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00% Sr.
Sec. Nts., 11/29/241	135,000	57,375
Geopark Ltd., 5.50% Sr. Unsec. Nts., 1/17/271	200,000	188,252
Gulfport Energy Corp., 6.375% Sr. Unsec. Nts., 5/15/25	135,000	43,256
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	16,000	13,520
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25% Sr. Unsec.
Nts., 11/1/28	325,000	237,369
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%
Sr. Unsec. Nts., 2/1/281	28,000	28,227
Murphy Oil USA, Inc., 4.75% Sr. Unsec. Nts., 9/15/29	84,000	88,255
17	INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Murray Energy Corp., 3% PIK Rate, 9% Cash Rate, 12.00%
Sec. Nts., 4/15/241,5,6		$130,760	$165
NAK Naftogaz Ukraine via Kondor Finance plc, 7.625% Sr.
Unsec. Nts., 11/8/261		200,000	210,830
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 3/15/22		55,000	43,312
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/261		195,000	204,136
Petrobras Global Finance BV:
7.25% Sr. Unsec. Nts., 3/17/44		85,000	105,156
8.375% Sr. Unsec. Nts., 5/23/21		370,000	395,863
Petroleos Mexicanos, 5.95% Sr. Unsec. Nts., 1/28/311		385,000	377,300
Puma International Financing SA, 5.00% Sr. Unsec. Nts.,
1/24/261		200,000	187,202
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		65,000	52,164
Range Resources Corp., 5.875% Sr. Unsec. Nts., 7/1/22		110,000	94,016
SM Energy Co., 6.625% Sr. Unsec. Nts., 1/15/27		45,000	34,980
Southwestern Energy Co., 7.75% Sr. Unsec. Nts., 10/1/27		40,000	30,401
Targa Resources Partners LP/Targa Resources Partners Finance
Corp., 5.875% Sr. Unsec. Nts., 4/15/26		125,000	128,997
Whiting Petroleum Corp.:
6.25% Sr. Unsec. Nts., 4/1/23		60,000	27,150
6.625% Sr. Unsec. Nts., 1/15/26		80,000	29,402
			3,518,425

Financials—14.7%
Capital Markets—1.1%
RegionalCare Hospital Partners Holdings, Inc., 8.25% Sr. Sec.
Nts., 5/1/231		140,000	146,512
UBS Group AG, 5.75% [EUSA5+528.7] Jr. Sub. Perpetual
Bonds1,2,7	EUR	200,000	236,509
			383,021

Commercial Banks—4.5%
Australia & New Zealand Banking Group Ltd. (United
Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual
Bonds1,2,7		40,000	45,183
Banco Comercial Portugues SA, 9.25% [EUSA5+941.4] Jr.
Sub. Perpetual Bonds1,2,7	EUR	200,000	243,776
Banco do Brasil SA (Cayman), 5.875% Sub. Nts., 1/26/221		260,000	272,163
Banco Mercantil del Norte SA (Grand Cayman), 7.50%
[H15T10Y+547] Jr. Sub. Perpetual Bonds1,2,7		160,000	181,002
BBVA Bancomer SA, 6.75% Sub. Nts., 9/30/221		245,000	265,894
Ibercaja Banco SA, 5.00% [EUSA5+455.1] Sub. Nts.,
7/28/251,2	EUR	200,000	224,302
Itau Unibanco Holding SA (Cayman Island), 5.65% Sub. Nts.,
3/19/221		255,000	266,036
			1,498,356

18 INVESCO HIGH YIELD BOND FACTOR FUND

		Principal Amount	Value
Consumer Finance—0.3%
Ally Financial, Inc., 4.125% Sr. Unsec. Nts., 3/30/20		$110,000	$110,331

Diversified Financial Services—5.6%
Alpha Holding SA de CV, 9.00% Sr. Unsec. Nts., 2/10/251		710,000	711,775
Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr.
Sub. Perpetual Bonds1,2,7	EUR	200,000	255,726
eG Global Finance plc, 4.375% Sr. Sec. Nts., 2/7/251	EUR	190,000	195,813
Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/231		250,000	257,746
LPL Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/15/251		100,000	103,999
Operadora de Servicios Mega S.A. de CV Sofom ER, 8.25% Sr.
Unsec. Nts., 2/11/251		200,000	202,750
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
6.75% Sr. Unsec. Nts., 6/1/251		140,000	139,693
			1,867,502

Real Estate Investment Trusts (REITs)—1.5%
CoreCivic, Inc., 4.625% Sr. Unsec. Nts., 5/1/23		192,000	192,902
Equinix, Inc., 2.875% Sr. Unsec. Nts., 10/1/25	EUR	200,000	226,346
VICI Properties LP/VICI Note Co., Inc.:
3.50% Sr. Unsec. Nts., 2/15/251		27,000	27,093
3.75% Sr. Unsec. Nts., 2/15/271		27,000	26,848
4.125% Sr. Unsec. Nts., 8/15/301		27,000	27,084
			500,273

Real Estate Management & Development—1.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/201		150,000	152,255
ATF Netherlands BV, 3.75% [EUSA5+437.5] Jr. Sub. Perpetual
Bonds1,2,7	EUR	100,000	116,490
Times China Holdings Ltd., 7.85% Sr. Sec. Nts., 6/4/211		300,000	305,818
			574,563

Health Care—5.5%
Health Care Providers & Services—3.9%
CHS/Community Health Systems, Inc., 8.00% Sr. Sec. Nts.,
3/15/261		85,000	87,939
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/261		90,000	47,894
HCA, Inc.:
5.50% Sr. Sec. Nts., 6/15/47		65,000	77,378
5.875% Sr. Unsec. Nts., 2/15/26		65,000	73,497
7.50% Sr. Unsec. Nts., 2/15/22		250,000	276,745
MEDNAX, Inc., 6.25% Sr. Unsec. Nts., 1/15/27		186,000	179,020
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts.,
6/1/241		75,000	69,953
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		30,000	32,201
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash
Rate, 8.50% Sr. Unsec. Nts., 12/1/221,6		75,000	63,945
Surgery Center Holdings, Inc., 10.00% Sr. Unsec. Nts.,
4/15/271		100,000	109,535
19	INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Health Care Providers & Services (Continued)
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22		$265,000	$287,586
			1,305,693

Pharmaceuticals—1.6%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/271		115,000	126,400
Bausch Health Cos., Inc.:
5.875% Sr. Unsec. Nts., 5/15/231		6,000	6,026
9.00% Sr. Unsec. Nts., 12/15/251		60,000	66,958
HLF Financing Sarl LLC/Herbalife International, Inc., 7.25% Sr.
Unsec. Nts., 8/15/261		70,000	70,787
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/271		70,000	74,097
Teva Pharmaceutical Finance Netherlands II BV, 6.00% Sr.
Unsec. Nts., 1/31/251	EUR	100,000	115,499
Teva Pharmaceutical Finance Netherlands III BV, 4.10% Sr.
Unsec. Nts., 10/1/46		100,000	78,010
			537,777

Industrials—11.5%
Aerospace & Defense—2.1%
Bombardier, Inc.:
5.75% Sr. Unsec. Nts., 3/15/221		70,000	71,525
7.875% Sr. Unsec. Nts., 4/15/271		140,000	139,303
8.75% Sr. Unsec. Nts., 12/1/211		165,000	175,027
Signature Aviation US Holdings, Inc., 5.375% Sr. Unsec. Nts.,
5/1/261		120,000	122,721
Spirit AeroSystems, Inc., 4.60% Sr. Unsec. Nts., 6/15/28		28,000	27,823
Triumph Group, Inc., 7.75% Sr. Unsec. Nts., 8/15/25		170,000	168,796
			705,195

Airlines—0.6%
Air Canada, 7.75% Sr. Unsec. Nts., 4/15/211		180,000	188,172

Building Products—0.1%
Advanced Drainage Systems, Inc., 5.00% Sr. Unsec. Nts.,
9/30/271		17,000	17,622

Commercial Services & Supplies—1.5%
Brink's Co. (The), 4.625% Sr. Unsec. Nts., 10/15/271		100,000	102,732
Core & Main LP, 6.125% Sr. Unsec. Nts., 8/15/251		125,000	126,886
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/221		130,000	131,991
Intrum AB, 2.75%, 7/15/221	EUR	90,000	98,779
Pitney Bowes, Inc., 5.20% Sr. Unsec. Nts., 4/1/23		28,000	28,082
			488,470

Electrical Equipment—0.1%
EnerSys, 4.375% Sr. Unsec. Nts., 12/15/271		47,000	47,646

Machinery—3.7%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/231		150,000	148,187

20 INVESCO HIGH YIELD BOND FACTOR FUND

		Principal Amount	Value
Machinery (Continued)
Colfax Corp.:
3.25% Sr. Unsec. Nts., 5/15/251	EUR	170,000	$190,205
6.00% Sr. Unsec. Nts., 2/15/241		65,000	67,512
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26		145,000	154,476
IHS Netherlands Holdco BV, 8.00% Sr. Unsec. Nts., 9/18/271		200,000	216,176
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		165,000	169,424
Mueller Industries, Inc., 6.00% Sub. Nts., 3/1/27		165,000	167,120
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23		185,000	139,289
			1,252,389

Road & Rail—0.4%
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts.,
7/31/231		130,000	128,429

Trading Companies & Distributors—3.0%
AerCap Global Aviation Trust, 6.50% [US0003M+430] Jr. Sub.
Nts., 6/15/451,2		200,000	215,520
BMC East LLC, 5.50% Sr. Sec. Nts., 10/1/241		145,000	149,773
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		245,000	251,839
Herc Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/15/271		130,000	135,190
United Rentals North America, Inc., 6.50% Sr. Unsec. Nts.,
12/15/26		240,000	256,356
			1,008,678

Information Technology—2.3%
Communications Equipment—0.3%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts.,
6/15/251		115,000	108,388

Electronic Equipment, Instruments, & Components—0.6%
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/261		145,000	149,662
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/271		50,000	51,017
			200,679

IT Services—0.7%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50% Sr. Unsec. Nts.,
5/1/251		220,000	226,141

Technology Hardware, Storage & Peripherals—0.7%
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/251		54,000	56,722
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26		170,000	175,844
			232,566

Materials—13.0%
Chemicals—2.1%
Braskem Idesa SAPI, 7.45% Sr. Sec. Nts., 11/15/291		200,000	200,348
OCI NV, 6.625% Sr. Sec. Nts., 4/15/231		200,000	207,900
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/221		80,000	81,899
21	INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Chemicals (Continued)
Unigel Luxembourg SA, 8.75% Sr. Unsec. Nts., 10/1/261		$200,000	$200,475
			690,622

Construction Materials—0.4%
Maxeda DIY Holding BV, 6.125% Sr. Sec. Nts., 7/15/221	EUR	130,000	128,933

Containers & Packaging—3.6%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.25% Sr. Sec. Nts., 9/15/22		200,000	199,803
6.00% Sr. Unsec. Nts., 2/15/251		265,000	276,925
Cascades, Inc./Cascades USA, Inc., 5.125% Sr. Unsec. Nts.,
1/15/261		243,000	252,112
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/231		240,000	243,399
Trivium Packaging Finance BV, 5.50% Sr. Sec. Nts., 8/15/261		220,000	228,388
			1,200,627

Metals & Mining—5.5%
Alcoa Nederland Holding BV, 6.125% Sr. Unsec. Nts.,
5/15/281		215,000	221,052
CSN Islands XI Corp., 6.75% Sr. Unsec. Nts., 1/28/281		400,000	363,100
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 4/1/231		200,000	192,417
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22		222,000	224,371
5.40% Sr. Unsec. Nts., 11/14/34		70,000	68,438
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/251		125,000	120,677
Metinvest BV, 7.75% Sr. Unsec. Nts., 10/17/291		320,000	323,168
SunCoke Energy Partners LP/SunCoke Energy Partners Finance
Corp., 7.50% Sr. Unsec. Nts., 6/15/251		155,000	139,886
Vedanta Resources Ltd., 8.25% Sr. Unsec. Nts., 6/7/211		200,000	202,036
			1,855,145

Paper & Forest Products—1.4%
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/271		70,000	73,524
Schweitzer-Mauduit International, Inc., 6.875% Sr. Unsec.
Nts., 10/1/261		150,000	161,302
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/261		200,000	226,070
			460,896

Telecommunication Services—5.8%
Diversified Telecommunication Services—2.4%
Altice France SA, 7.375% Sr. Sec. Nts., 5/1/261		75,000	78,791
CenturyLink, Inc., Series Y, 7.50% Sr. Unsec. Nts., 4/1/24		190,000	213,354
CommScope, Inc., 5.50% Sr. Sec. Nts., 3/1/241		80,000	81,325
Frontier Communications Corp., 10.50% Sr. Unsec. Nts.,
9/15/22		257,000	117,336
HTA Group Ltd. (Mauritius), 9.125% Sr. Unsec. Nts., 3/8/221		120,000	123,247
Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/251		70,000	62,096
Telecom Italia Capital SA:
7.20% Sr. Unsec. Nts., 7/18/36		50,000	62,043

22 INVESCO HIGH YIELD BOND FACTOR FUND

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telecom Italia Capital SA: (Continued)
7.721% Sr. Unsec. Nts., 6/4/38		$55,000	$71,368
			809,560

Wireless Telecommunication Services—3.4%
Intelsat Jackson Holdings SA, 8.50% Sr. Unsec. Nts.,
10/15/241		155,000	135,948
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21		75,000	56,812
SoftBank Group Corp.:
4.00% Sr. Unsec. Nts., 4/20/231	EUR	180,000	210,726
5.00% Sr. Unsec. Nts., 4/15/281	EUR	100,000	121,495
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28		45,000	53,676
8.75% Sr. Unsec. Nts., 3/15/32		15,000	20,878
Sprint Corp., 7.625% Sr. Unsec. Nts., 2/15/25		145,000	168,563
T-Mobile USA, Inc., 6.375% Sr. Unsec. Nts., 3/1/25		360,000	370,877
			1,138,975

Utilities—1.9%
Electric Utilities—0.1%
DPL, Inc., 4.35% Sr. Unsec. Nts., 4/15/291		44,000	41,156

Gas Utilities—0.5%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.875% Sr.
Unsec. Nts., 8/20/26		165,000	171,496

Independent Power and Renewable Electricity Producers—1.3%
AES Corp., 4.50%, 3/15/23		188,000	187,456
YPF Energia Electrica SA, 10.00% Sr. Unsec. Nts., 7/25/261		275,000	242,655
			430,111
Total Corporate Bonds and Notes (Cost $31,136,890)			30,591,900
		Shares
Preferred Stock—0.0%
Claire's Holdings LLC, 0.00%, Series A8 (Cost $3,125)		5	875

Common Stocks—0.0%
Claire's Holdings LLC8		20	11,000
Quicksilver Resources, Inc.8,9		155,000	—
Total Common Stocks (Cost $138,389)			11,000
		Units
Rights, Warrants and Certificates—0.0%
Agro Holdings, Inc. Wts., Exp. 4/10/248,9 (Cost $0)		39	—
		Shares
Investment Companies—7.6%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%10		2,423,448	2,423,448

23 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Investment Companies (Continued)
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	5,000	$132,350
Total Investment Companies (Cost $2,557,248)		2,555,798

Total Investments, at Value (Cost $34,884,225)	101.7%	34,061,305

Net Other Assets (Liabilities)

Net Assets

(1.7)	(574,179)
100.0% $	33,487,126

Footnotes to Consolidated Schedule of Investments

1.Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933

Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $21,743,893, which represented 64.93% of the Fund's Net Assets.

2.Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3.Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/ or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

4.Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five year.

5.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6.Interest or dividend is paid-in-kind, when applicable.

7.This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

8.Non-income producing security.

9.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

10.The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the

7-day SEC standardized yield as of February 29, 2020.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliated securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2019	Additions	ReductionsFebruary 29, 2020
Common Stock
Hexion Holdings Corp., Cl. B	—	1,943	1,943	—

24 INVESCO HIGH YIELD BOND FACTOR FUND

Change in
		Realized	Unrealized
Value	Income	Gain (Loss)	Gain (Loss)
Common Stock
Hexion Holdings Corp., Cl. B	$	— $	— $	(16,252)	$—
Total	$	— $	— $	(16,252)	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$19,711,747	57.9%
Brazil	2,042,932	6.0
Mexico	1,939,068	5.7
Canada	1,496,233	4.4
Netherlands	862,909	2.5
Ukraine	742,851	2.2
Ireland	667,162	2.0
China	581,083	1.7
Luxembourg	534,273	1.6
Portugal	499,502	1.5
India	459,782	1.3
Spain	376,442	1.1
Argentina	372,077	1.1
Saudi Arabia	360,500	1.1
Nigeria	339,423	1.0
Japan	332,221	1.0
France	307,897	0.9
Ghana	277,340	0.8
Cayman Islands	249,684	0.7
Hong Kong	246,344	0.7
Switzerland	236,509	0.7
United Kingdom	195,813	0.6
Israel	193,509	0.6
Zambia	192,417	0.6
Colombia	188,252	0.5
Singapore	187,202	0.5
Italy	133,411	0.4
Germany	116,490	0.3
Sweden	98,779	0.3
Belgium	74,270	0.2
Australia	45,183	0.1
Total	$34,061,305	100.0%

Forward Currency Exchange Contracts as of February 29, 2020
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000's)			(000's)	Appreciation	Depreciation
CITNA-B	05/2020	USD	273	CAD	367	$64	$—
RBC	05/2020	USD	3,592	EUR	3,243	—	(3,947)
		25	INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED

SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter	Settlement		Currency	Currency Sold		Unrealized	Unrealized
-party	Month(s)	Purchased (000's)		(000's)		Appreciation	Depreciation
RBC	05/2020	USD	371 GBP	289	$	— $	(35)
Total Unrealized Appreciation and Depreciation						$64	$(3,982)

Futures Contracts as of February 29, 2020
Unrealized
	Expiration		NumberNotional Amount				Appreciation/
Description	Buy/Sell	Date	of Contracts	(000's)		Value	(Depreciation)
Euro-BOBL	Sell	3/6/20	3	EUR 445 $		449,286 $	(4,774)
Euro-BUND	Sell	3/6/20	2	EUR 382		391,814	(10,226)
Euro-Schatz	Sell	3/6/20	6	EUR 742		743,941	(2,294)
United States
Treasury Nts., 10 yr.	Buy	6/19/20	11	USD 1,464		1,482,250	17,938
United States
Treasury Nts., 5 yr.	Buy	6/30/20	15	USD 1,824		1,841,250	16,845
United States Ultra
Bonds, 10 yr.	Buy	6/19/20	2	USD 296		300,438	4,433
$21,922
Glossary:

Counterparty Abbreviations
CITNA-B	Citibank NA
RBC	RBC Dominion Securities
Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
Definitions
BOBL	German Federal Obligation
BUND	German Federal Obligation
ETF	Exchange Traded Fund
EUR003M	Euro Interbank Offered Rate 3 Month ACT/360
EUSA5	EUR Swap Annual 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
LIBOR4	London Interbank Offered Rate-Quarterly
US0001M	Intercontinental Exchange London Interbank Offered Rate USD 1 Month
US0003M	Intercontinental Exchange London Interbank Offered Rate USD 3 Month
USISDA05	USD Intercontinental Exchange Swap Rate 11:00am NY 5 Year

See accompanying Notes to Consolidated Financial Statements.

26 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $32,460,777)	$31,637,857
Affiliated companies (cost $2,423,448)	2,423,448
34,061,305
Cash	404,929
Cash—foreign currencies (cost $705,421)	698,945
Unrealized appreciation on forward currency exchange contracts	64
Receivables and other assets:
Interest and dividends	513,655
Shares of beneficial interest sold	182,263
Investments sold	82,111
Variation margin receivable - futures contracts	75,555
Other	92,498
Total assets	36,111,325

Liabilities
Unrealized depreciation on forward currency exchange contracts	3,982
Payables and other liabilities:
Investments purchased	2,186,025
Shares of beneficial interest redeemed	128,614
Shareholder communications	32,434
Transfer and shareholder servicing agent fees	24,766
Trustees' compensation	17,631
Distribution and service plan fees	10,239
Dividends	7,295
Advisory fees	859
Administration fees	39
Other	212,315
Total liabilities	2,624,199

Net Assets	$33,487,126

Composition of Net Assets
Shares of beneficial interest	$38,118,157
Total accumulated loss	(4,631,031)
Net Assets	$33,487,126

27 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $23,444,537 and
2,608,784 shares of beneficial interest outstanding)	$8.99
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$9.39

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,718,924 and 636,671 shares of beneficial
interest outstanding)	$8.98

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$3,098,398 and 344,696 shares of beneficial interest outstanding)	$8.99

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$1,105,054 and 122,918 shares of beneficial interest outstanding)	$8.99

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,966
and 1,109 shares of beneficial interest outstanding)	$8.99

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $110,247
and 12,256 shares of beneficial interest outstanding)	$9.00

See accompanying Notes to Consolidated Financial Statements.

28 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED STATEMENT OF

OPERATIONS

	Nine Months Ended	Year Ended
	February 29, 2020	May 31, 2019
Investment Income
Interest (net of foreign withholding taxes of $3,864 and 2,520,
respectively)	$1,438,240	$2,558,169
Dividends:
Unaffiliated companies	2,297	1,473
Affiliated companies	35,929	32,607

Total investment income	1,476,466	2,592,249

Expenses
Advisory fees	186,758	291,828
Administration fees	3,604	51
Distribution and service plan fees:
Class A	40,766	50,671
Class C	43,820	64,517
Class R	11,204	11,890
Transfer and shareholder servicing agent fees:
Class A	64,806	37,266
Class C	16,210	11,193
Class R	8,298	4,216
Class Y	3,284	2,434
Class R5	3	—
Class R6	9	1,933
Shareholder communications:
Class A	22,038	20,561
Class C	5,483	7,779
Class R	2,840	6,459
Class Y	1,085	604
Class R5	10	—
Class R6	95	122
Legal, auditing and other professional fees	85,642	113,925
Registration fees	45,845	4,688
Custodian fees and expenses	45,666	59,221
Trustees' compensation	23,426	19,264
Borrowing fees	—	1,157
Other	29,377	1,406
Total expenses	640,269	711,185
Less waivers and reimbursements of expenses	(317,337)	(247,074)
Net expenses	322,932	464,111

Net Investment Income	1,153,534	2,128,138

29 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

	Nine Months Ended	Year Ended
	February 29, 2020	May 31, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$139,781	$(1,166,379)
Affiliated companies	(16,252)	—
Futures contracts	92,875	—
Foreign currency transactions	(81,149)	—
Forward currency exchange contracts	926	—
Swap contracts	(7,497)	6,800
Swaption contracts written	2,465	—
Net realized gain (loss)	131,149	(1,159,579)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(22,225)	128,199
Translation of assets and liabilities denominated in foreign currencies	(6,432)	—
Forward currency exchange contracts	(3,918)	—
Futures contracts	21,922	—
Net change in unrealized appreciation/(depreciation)	(10,653)	128,199

Net Increase in Net Assets Resulting from Operations	$1,274,030	$1,096,758

See accompanying Notes to Consolidated Financial Statements.

30 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Nine Months Ended	Year Ended	Year Ended
	February 29, 2020	May 31, 2019	May 31, 2018
Operations
Net investment income	$1,153,534	$2,128,138	$2,432,145

Net realized gain (loss)	131,149	(1,159,579)	7,914

Net change in unrealized appreciation/(depreciation)	(10,653)	128,199	(1,687,719)
Net increase in net assets resulting from operations	1,274,030	1,096,758	752,340

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(808,286)	(1,229,430)	(1,200,696)
Class C	(172,968)	(323,053)	(325,880)
Class R	(98,117)	(132,581)	(94,006)
Class Y	(43,829)	(84,453)	(109,242)
Class R5	(371)	(5)	—
Class R6	(3,852)	(391,557)	(723,071)
Total distributions from distributable earnings
	(1,127,423)	(2,161,079)	(2,452,895)

Tax return of capital distribution:
Class A	(42,363)	—	—
Class C	(9,065)	—	—
Class R	(5,142)	—	—
Class Y	(2,297)	—	—
Class R5	(19)	—	—
Class R6	(202)	—	—

Total return of capital distribution	(59,088)	—	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	611,835	1,660,139	(4,911,855)
Class C	(796,976)	(331,917)	173,441
Class R	254,611	703,228	716,623
Class Y	(408,281)	7,237	(636,985)
Class R5	—	10,000	—
Class R6	(13,627)	(12,756,849)	3,817,547
Total beneficial interest transactions	(352,438)	(10,708,162)	(841,229)

Net Assets
Total decrease	(264,919)	(11,772,483)	(2,541,784)
Beginning of period	33,752,045	45,524,528	48,066,312
End of period
	$33,487,126	$33,752,045	$45,524,528

See accompanying Notes to Consolidated Financial Statements.

31 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Nine Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	February 29,	May 31,	May 31,	May 31,	May 31,	May 29,
	2020	2019	2018	2017	2016	20151
Per Share Operating Data
Net asset value, beginning of
period	$8.96	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment
operations:
Net investment income2	0.32	0.51	0.49	0.45	0.44	0.49
Net realized and unrealized
gain (loss)	0.04	(0.21)	(0.34)	0.45	(0.67)	(0.50)
Total from investment
operations	0.36	0.30	0.15	0.90	(0.23)	(0.01)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.31)	(0.51)	(0.49)	(0.46)	(0.45)	(0.49)
Tax return of capital
distribution	(0.02)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or
distributions to shareholders	(0.33)	(0.51)	(0.49)	(0.46)	(0.45)	(0.49)
Net asset value, end of period	$8.99	$8.96	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset
Value3	4.04%	3.42%	1.61%	10.08%	(2.22)%	(0.07)%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$23,445	$22,791	$21,669	$27,376	$28,286	$31,973
Average net assets (in
thousands)	$23,415	$21,629	$22,936	$29,041	$28,307	$31,185
Ratios to average net assets:4
Net investment income	4.72%	5.61%	5.19%	4.85%	4.90%	4.94%
Expenses excluding specific
expenses listed below	2.40%	1.78%	1.68%	1.59%	1.56%	1.40%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%
Total expenses	2.40%6	1.78%6	1.68%6	1.59%6	1.56%6	1.40%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.15%	1.15%	1.06%	1.21%	1.24%	1.15%
Portfolio turnover rate7	127%	56%	71%	89%	54%	67%

32 INVESCO HIGH YIELD BOND FACTOR FUND

1.Represents the last business day of the Fund's reporting period.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Nine Months Ended February 29, 2020	2.41%
Year Ended May 31, 2019	1.78%
Year Ended May 31, 2018	1.68%
Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

33 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Nine Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	February 29,	May 31,	May 31,	May 31,	May 31,	May 29,
	2020	2019	2018	2017	2016	20151
Per Share Operating Data
Net asset value, beginning of
period	$8.96	$9.16	$9.50	$9.06	$9.75	$10.25
Income (loss) from investment
operations:
Net investment income2	0.27	0.44	0.42	0.39	0.38	0.42
Net realized and unrealized
gain (loss)	0.03	(0.19)	(0.33)	0.44	(0.68)	(0.50)
Total from investment
operations	0.30	0.25	0.09	0.83	(0.30)	(0.08)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.27)	(0.45)	(0.43)	(0.39)	(0.39)	(0.42)
Tax return of capital
distribution	(0.01)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or
distributions to shareholders	(0.28)	(0.45)	(0.43)	(0.39)	(0.39)	(0.42)
Net asset value, end of period	$8.98	$8.96	$9.16	$9.50	$9.06	$9.75

Total Return, at Net Asset
Value3	3.39%	2.81%	0.90%	9.33%	(3.00)%	(0.76)%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$5,719	$6,484	$6,972	$7,070	$4,458	$3,876
Average net assets (in
thousands)	$5,850	$6,498	$7,161	$6,056	$4,083	$2,632
Ratios to average net assets:4
Net investment income	4.02%	4.91%	4.50%	4.18%	4.21%	4.24%
Expenses excluding specific
expenses listed below	3.17%	2.57%	2.47%	2.55%	2.59%	2.56%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%
Total expenses	3.17%6	2.57%6	2.47%6	2.55%6	2.59%6	2.56%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.86%	1.85%	1.76%	1.91%	1.94%	1.85%
Portfolio turnover rate7	127%	56%	71%	89%	54%	67%

34 INVESCO HIGH YIELD BOND FACTOR FUND

1.Represents the last business day of the Fund's reporting period.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Nine Months Ended February 29, 2020	3.18%
Year Ended May 31, 2019	2.57%
Year Ended May 31, 2018	2.47%
Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

35 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Nine Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R	February 29,	May 31,	May 31,	May 31,	May 31,	May 29,
	2020	2019	2018	2017	2016	20151
Per Share Operating Data
Net asset value, beginning of
period	$8.96	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment
operations:
Net investment income2	0.31	0.48	0.47	0.44	0.42	0.46
Net realized and unrealized
gain (loss)	0.03	(0.20)	(0.34)	0.43	(0.67)	(0.50)
Total from investment
operations	0.34	0.28	0.13	0.87	(0.25)	(0.04)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.29)	(0.49)	(0.47)	(0.43)	(0.43)	(0.46)
Tax return of capital
distribution	(0.02)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or
distributions to shareholders	(0.31)	(0.49)	(0.47)	(0.43)	(0.43)	(0.46)
Net asset value, end of period	$8.99	$8.96	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset
Value3	3.85%	3.17%	1.36%	9.81%	(2.46)%	(0.31)%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$3,098	$2,839	$2,185	$1,542	$554	$379
Average net assets (in
thousands)	$3,001	$2,445	$1,873	$908	$447	$234
Ratios to average net assets:4
Net investment income	4.48%	5.36%	4.96%	4.66%	4.65%	4.68%
Expenses excluding specific
expenses listed below	2.67%	2.20%	2.07%	2.39%	2.37%	2.45%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%
Total expenses	2.67%6	2.20%6	2.07%6	2.39%6	2.37%6	2.45%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.40%	1.40%	1.31%	1.46%	1.49%	1.39%
Portfolio turnover rate7	127%	56%	71%	89%	54%	67%

E on

36 INVESCO HIGH YIELD BOND FACTOR FUND

1.Represents the last business day of the Fund's reporting period.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Nine Months Ended February 29, 2020	2.68%
Year Ended May 31, 2019	2.20%
Year Ended May 31, 2018	2.07%
Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

37 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Nine Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	February 29,	May 31,	May 31,	May 31,	May 31,	May 29,
	2020	2019	2018	2017	2016	20151
Per Share Operating Data
Net asset value, beginning of
period	$8.97	$9.17	$9.51	$9.07	$9.75	$10.25
Income (loss) from investment
operations:
Net investment income2	0.34	0.53	0.52	0.48	0.47	0.52
Net realized and unrealized
gain (loss)	0.03	(0.19)	(0.34)	0.45	(0.67)	(0.50)
Total from investment
operations	0.37	0.34	0.18	0.93	(0.20)	0.02
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.33)	(0.54)	(0.52)	(0.49)	(0.48)	(0.52)
Tax return of capital
distribution	(0.02)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or
distributions to shareholders	(0.35)	(0.54)	(0.52)	(0.49)	(0.48)	(0.52)
Net asset value, end of period	$8.99	$8.97	$9.17	$9.51	$9.07	$9.75

Total Return, at Net Asset
Value3	4.16%	3.85%	1.92%	10.41%	(1.92)%	0.23%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$1,105	$1,505	$1,534	$2,235	$657	$1,132
Average net assets (in
thousands)	$1,185	$1,411	$1,976	$1,068	$707	$724
Ratios to average net assets:4
Net investment income	5.01%	5.91%	5.50%	5.18%	5.18%	5.25%
Expenses excluding specific
expenses listed below	2.17%	1.50%	1.44%	1.42%	1.50%	1.50%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%
Total expenses	2.17%6	1.50%6	1.44%6	1.42%6	1.50%6	1.50%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.87%	0.85%	0.76%	0.91%	0.94%	0.84%
Portfolio turnover rate7	127%	56%	71%	89%	54%	67%

38 INVESCO HIGH YIELD BOND FACTOR FUND

1.Represents the last business day of the Fund's reporting period.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Nine Months Ended February 29, 2020	2.18%
Year Ended May 31, 2019	1.50%
Year Ended May 31, 2018	1.44%
Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

39 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Nine Months
	Ended	Period
Class R5	February 29,	Ended
	2020 May 31, 20191
Per Share Operating Data
Net asset value, beginning of
period	$8.97	$9.02
Income (loss) from investment
operations:
Net investment income2	0.34	0.01
Net realized and unrealized
gain (loss)	0.03	(0.06)
Total from investment
operations	0.37	(0.05)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.33)	(0.00)3
Tax return of capital
distribution	(0.02)	0.00
Total dividends and/or
distributions to shareholders	(0.35)	(0.00)3
Net asset value, end of period	$8.99	$8.97

Total Return, at Net Asset
Value4	4.16%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$10	$10
Average net assets (in
thousands)	$10	$10
Ratios to average net assets:5
Net investment income	5.02%	5.91%
Expenses excluding specific
expenses listed below	1.84%	1.22%
Interest and fees from
borrowings	0.00%	0.00%
Total expenses6	1.84%	1.22%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.85%	0.85%
Portfolio turnover rate7	127%	56%

40 INVESCO HIGH YIELD BOND FACTOR FUND

1.For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Less than $0.005 per share.

4.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5.Annualized for periods less than one full year.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Nine Months Ended February 29, 2020	1.85%
Period Ended May 31, 2019	1.22%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

41 INVESCO HIGH YIELD BOND FACTOR FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Nine Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class R6	February 29,	May 31,	May 31,	May 31,	May 31,	May 29,
	2020	2019	2018	2017	2016	20151
Per Share Operating Data
Net asset value, beginning of
period	$8.97	$9.16	$9.50	$9.07	$9.75	$10.25
Income (loss) from investment
operations:
Net investment income2	0.35	0.54	0.52	0.48	0.47	0.49
Net realized and unrealized
gain (loss)	0.04	(0.19)	(0.33)	0.44	(0.67)	(0.47)
Total from investment
operations	0.39	0.35	0.19	0.92	(0.20)	0.02
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.34)	(0.54)	(0.53)	(0.49)	(0.48)	(0.52)
Tax return of capital
distribution	(0.02)	0.00	0.00	0.00	0.00	0.00
Total dividends and/or
distributions to shareholders	(0.36)	(0.54)	(0.53)	(0.49)	(0.48)	(0.52)
Net asset value, end of period	$9.00	$8.97	$9.16	$9.50	$9.07	$9.75

Total Return, at Net Asset
Value3	4.32%	3.98%	1.97%	10.34%	(1.87)%	0.28%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$110	$123	$13,165	$9,843	$22,186	$15,272
Average net assets (in
thousands)	$103	$6,395	$12,892	$16,472	$20,034	$7,400
Ratios to average net assets:4
Net investment income	5.05%	5.96%	5.56%	5.12%	5.26%	5.13%
Expenses excluding specific
expenses listed below	1.81%	1.31%	1.24%	1.18%	1.27%	1.07%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%
Total expenses	1.81%6	1.31%6	1.24%6	1.18%6	1.27%6	1.07%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.82%	0.80%	0.71%	0.86%	0.89%	0.80%
Portfolio turnover rate7	127%	56%	71%	89%	54%	67%

42 INVESCO HIGH YIELD BOND FACTOR FUND

1.Represents the last business day of the Fund's reporting period.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Nine Months Ended February 29, 2020	1.82%
Year Ended May 31, 2019	1.31%
Year Ended May 31, 2018	1.24%
Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

43 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the "Fund"), formerly Invesco Oppenheimer Global High Yield Fund is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global High Yield Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global High Yield Fund (Cayman) Ltd. (the "Subsidiary"), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020 the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated.

Effective August 31, 2019 the Fund's fiscal year end changed from May 31 to the last day of February.

The Fund's investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted

44 INVESCO HIGH YIELD BOND FACTOR FUND

prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the

45 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend

46 INVESCO HIGH YIELD BOND FACTOR FUND

income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is

47 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The consolidated financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary's organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies

48 INVESCO HIGH YIELD BOND FACTOR FUND

are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and

(3)the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to- market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties

("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably.

These risks may be in excess of the amounts reflected in the Consolidated Statement of

Assets and Liabilities.

K.Futures - The Fund may enter into futures contracts to manage exposure to interest

49 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

L. Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between two parties ("uncleared/OTC") or, in some instances, must be transacted through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty ("centrally cleared swap"). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a

50 INVESCO HIGH YIELD BOND FACTOR FUND

particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund's ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund's maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is

51 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund's exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited.

M. Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract.

52 INVESCO HIGH YIELD BOND FACTOR FUND

Additionally, the Fund may enter into an option on a swap agreement, also called a "swaption". A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N. Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a "swaption". A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently "marked- to-market" to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction

53 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently "marked-to-market" to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

P. Other Risks - The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claim. Prior to its repositioning, the Fund gained exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary's investments.

Q. Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

54 INVESCO HIGH YIELD BOND FACTOR FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule Through February 29, 2020*		Fee Schedule Effective February 28, 2020*
Up to $500 million	0.75%	Up to $2 billion	0.37%
Next $500 million	0.70	Over $2 billion	0.35
Next $3 billion	0.65
Over $4 billion	0.60

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the nine months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.74%.

The Subsidiary entered into a separate contract with the Adviser whereby the Adviser provided investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary paid an advisory fee to the Adviser based on the annual rate of the Subsidiary's average daily net assets as set forth in the table above through February 28, 2020. Effective February 28, 2020 the contract between the Subsidiary and the Adviser was terminated.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.85%, 1.40%, 0.85%, 0.85% and 0.80%, respectively, of the Fund's average daily net assets (the "expense limits"). Effective February 28, 2020, the Fund's expense limitation agreement was amended to reflect a reduction to the Fund's existing expense limits. Under the amended expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or

55 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

Expense Reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund's average daily net assets (the "expense limits") from February 28, 2020 through May 31, 2021. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non- routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the nine months ended February 29, 2020, the Adviser waived advisory fees of $4,496 and reimbursed fund expenses of $215,889, $56,625, $28,168, $11,337, $74 and $748 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the nine months ended February 29, 2020, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the nine months ended February 29, 2020, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net

56 INVESCO HIGH YIELD BOND FACTOR FUND

assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the nine months ended February 29, 2020, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the nine months ended February 29, 2020, IDI advised the Fund that IDI retained $5,174 in front-end sales commissions from the sale of Class A shares and $153 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

57 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

						Level 3—
		Level 1—		Level 2—		Significant
		Unadjusted		Other Significant		Unobservable
		Quoted Prices		Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Security	$	— $		249,684	$	— $	249,684
Foreign Government Obligations		—		615,615		—	615,615
Corporate Loans		—		36,433		—	36,433
Corporate Bonds and Notes		—		30,591,900		—	30,591,900
Preferred Stock		—		875		—	875
Common Stocks		—		11,000		—	11,000
Rights, Warrants and Certificates		—		—		—	—
Investment Companies		2,555,798		—		—	2,555,798
Total Investments, at Value		2,555,798		31,505,507		—	34,061,305
Other Financial Instruments:
Futures contracts		39,216		—		—	39,216
Forward currency exchange contracts		—		64		—	64
Total Assets		$2,595,014		$31,505,571	$	— $	34,100,585
Liabilities Table
Other Financial Instruments:
Futures contracts		$(17,294)	$	— $		— $	(17,294)
Forward currency exchange contracts		—		(3,982)		—	(3,982)
Total Liabilities		$(17,294)		$(3,982)	$	— $	(21,276)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

58 INVESCO HIGH YIELD BOND FACTOR FUND

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of February 29, 2020:

Gross Amounts Not Offset in the Consolidated
Statement of Assets & Liabilities
Gross Amounts
Not Offset in the
	Consolidated		Financial	Financial
	Statement		Instruments	Instruments
	of Assets &		Available for	Collateral Cash Collateral
Counterparty	Liabilities*		Offset	Received**	Received**	Net Amount
Citibank NA.	$64	$	– $	– $	– $	64

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts. **Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of February 29, 2020:

Gross Amounts Not Offset in the Consolidated
Statement of Assets & Liabilities
Gross Amounts
Not Offset in the
	Consolidated		Financial	Financial
	Statement		Instruments	Instruments
	of Assets &		Available for	Collateral Cash Collateral
Counterparty	Liabilities*		Offset	Pledged**	Pledged**	Net Amount
RBC Dominion
Securities	$(3,982)	$	– $	– $	– $	(3,982)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts. **Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

59 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

	Asset Derivatives		Liability Derivatives
	Consolidated		Consolidated
	Statement of Assets		Statement of Assets
	and Liabilities Location	Value	and Liabilities Location	Value
Interest rate contracts Futures contracts		$39,216*	Futures contracts	$17,294*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	forward currency exchange		forward currency exchange
exchange contracts	contracts	64	contracts	3,982
Derivative Assets/
Liabilities not subject
to master netting
agreements		(39,216)		(17,294)
Total Derivative
Assets/Liabilities
subject to master		$64		$3,982
netting agreements

*Includes only the current day's variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Nine Months Ended February 29, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives	Investment
Not Accounted	transactions	Swaption
for as Hedging	in unaffiliated	contracts	Futures
Instruments	companies*	written	contracts
Credit contracts	$(5,365)	$2,465	$—
Forward currency
exchange contracts	—	—	—
Interest rate contracts	—	—	92,875
Total	$(5,365)	$2,465	$92,875

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives	Forward
Not Accounted	currency
for as Hedging	exchange
Instruments	contracts Swap contracts		Total
Credit contracts	$—	$(7,497)	$(10,397)
Forward currency
exchange contracts	926	—	926
Interest rate contracts	—	—	92,875
Total	$926	$(7,497)	$83,404

60 INVESCO HIGH YIELD BOND FACTOR FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives		Forward
Not Accounted		currency
for as Hedging	Futures	exchange
Instruments	contracts	contracts	Total
Forward currency
exchange contracts	$—	$(3,918)	$(3,918)
Interest rate contracts	21,922	—	21,922
Total	$21,922	$(3,918)	$18,004

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the two months ended average notional value of forward foreign currency contracts, five months ended average notional value of futures contracts, four months ended average notional value of swap agreements and the three months ended average notional value of swaptions purchased and written during the period.

		Forward
		foreign
		currency	Futures		Swaptions		Swaptions
		contracts	contracts	Swaps	written		purchased
Average notional	$						2,900,000
amount		2,186,914	$5,254,496	$917,250	$2,900,000	$

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral

of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank

61 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders for the Nine Months Ended February 29, 2020 and the Fiscal Years Ended May 31, 2019 and May 31, 2018:

	February 29,
	2020	May 31, 2019	May 31, 2018
Ordinary income	$1,127,423	$2,161,079	$2,452,895
Return of capital	59,088	—	—
Total	$1,186,511	$2,161,079	$2,452,895

Tax Components of Net Assets at Period-End:

2020
Net unrealized appreciation (depreciation) - investments	$(854,751)
Net unrealized appreciation (depreciation) - foreign currencies	(6,476)
Temporary book/tax differences	(12,329)
Capital loss carryforward	(3,757,474)
Shares of beneficial interest	38,118,156
Total net assets	$33,487,126

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to derivative investments, wash sales and paid-in-kind securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	1,134,049	$2,623,425	$3,757,474

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

62 INVESCO HIGH YIELD BOND FACTOR FUND

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended February 29, 2020 was $40,569,384 and $40,082,447, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$447,411
Aggregate unrealized (depreciation) of investments	(1,308,638)
Net unrealized depreciation of investments	$(861,227)

Cost of investments for tax purposes is $37,656,501.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the subsidiary, return of capital distributions and swap agreements income, on February 29, 2020, undistributed net investment loss was decreased by $67,456, undistributed net realized loss was decreased by $10,506 and shares of beneficial interest was decreased by $77,962. This reclassification had no effect on the net assets of the Fund.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Nine Months Ended		Year Ended May 31, 20192		Year Ended May 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	422,846	$3,857,665	729,132	$6,596,376	857,228	$8,111,482
Automatic
Conversion
Class C
to Class A
Shares	88,060	804,928	—	—	—	—
Dividends
and/or
distributions
reinvested	84,797	771,421	127,447	1,146,812	111,259	1,046,849
Redeemed	(529,837)	(4,822,179)	(677,300)	(6,083,049)	(1,484,461)	(14,070,186)
Net increase	65,866	$611,835	179,279	$1,660,139	(515,974)	$(4,911,855)
(decrease)

63 INVESCO HIGH YIELD BOND FACTOR FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

	Nine Months Ended		Year Ended May 31, 20192		Year Ended May 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	95,431	$869,158	244,929	$2,206,607	247,079	$2,333,787
Dividends
and/or
distributions
reinvested	19,060	173,379	34,682	312,156	33,599	315,893
Automatic
Conversion	(88,146)	(804,928)	—	—	—	—
Class C
to Class A
Shares
Redeemed	(113,532)	(1,034,585)	(316,686)	(2,850,680)	(263,832)	(2,476,239)
Net increase	(87,187)	$(796,976)	(37,075)	$(331,917)	16,846	$173,441
(decrease)

Class R
Sold	78,933	$719,034	111,688	$1,004,611	108,686	$1,023,948
Dividends
and/or
distributions
reinvested	11,232	102,255	14,608	131,453	9,869	92,780
Redeemed	(62,196)	(566,678)	(47,888)	(432,836)	(42,489)	(400,105)
Net increase	27,969	$254,611	78,408	$703,228	76,066	$716,623
(decrease)

Class Y
Sold	39,704	$362,919	48,786	$440,005	121,034	$1,149,347
Dividends
and/or
distributions
reinvested	4,971	45,278	9,355	84,298	11,527	108,676
Redeemed	(89,562)	(816,478)	(57,586)	(517,066)	(200,347)	(1,895,008)
Net increase	(44,887)	$(408,281)	555	$7,237	(67,786)	$(636,985)
(decrease)

Class R53
Sold	—	$—	1,109	$10,000	—	$—
Dividends
and/or
distributions
reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	—	$—	1,109	$10,000	—	$—
(decrease)

64 INVESCO HIGH YIELD BOND FACTOR FUND

	Nine Months Ended		Year Ended May 31, 20192		Year Ended May 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class R6
Sold	5,734	$52,385	13,344	$121,038	399,752	$3,793,311
Dividends
and/or
distributions
reinvested	445	4,054	41,562	373,633	76,854	722,544
Redeemed	(7,678)	(70,066)	(1,477,674)	(13,251,520)	(75,738)	(698,308)
Net increase	(1,499)	$(13,627)	(1,422,768)	$(12,756,849)	400,868	$3,817,547
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.Commencement date after the close of business on May 24, 2019.

Note 11 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

65 INVESCO HIGH YIELD BOND FACTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Bond Factor Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco High Yield Bond Factor Fund and its subsidiary, formerly Invesco Oppenheimer Global High Yield Fund, (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related consolidated statements of operations and of changes in net assets, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Statement of Operations and
Consolidated Statement of Changes in Net
Assets	Consolidated Financial Highlights

For the period from June 1, 2019 through February	For the period from June 1, 2019 through February
29, 2020 and the year ended May 31, 2019	29, 2020 and the year ended May 31, 2019 for
Class A, Class C, Class R, Class Y and Class R6
For the period from June 1, 2019 through February
29, 2020 and the period from May 24, 2019
(inception of offering) through May 31, 2019 for
Class R5

The consolidated financial statements of Invesco High Yield Bond Factor Fund (formerly Oppenheimer Global High Yield Fund) as of and for the year ended May 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable

66 INVESCO HIGH YIELD BOND FACTOR FUND

assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

67 INVESCO HIGH YIELD BOND FACTOR FUND

TAX INFORMATION Unaudited

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its nine months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.81%
Corporate Dividends Received Deduction*	0.13%
Qualified Business Income	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

68 INVESCO HIGH YIELD BOND FACTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

69 INVESCO HIGH YIELD BOND FACTOR FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

70 INVESCO HIGH YIELD BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

71 INVESCO HIGH YIELD BOND FACTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

72 INVESCO HIGH YIELD BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

73 INVESCO HIGH YIELD BOND FACTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

74 INVESCO HIGH YIELD BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

75 INVESCO HIGH YIELD BOND FACTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

76 INVESCO HIGH YIELD BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

77 INVESCO HIGH YIELD BOND FACTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

78 INVESCO HIGH YIELD BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

79 INVESCO HIGH YIELD BOND FACTOR FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

80 INVESCO HIGH YIELD BOND FACTOR FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

81 INVESCO HIGH YIELD BOND FACTOR FUND

INVESCO PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

82 INVESCO HIGH YIELD BOND FACTOR FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

83 INVESCO HIGH YIELD BOND FACTOR FUND

INVESCO PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

84 INVESCO HIGH YIELD BOND FACTOR FUND

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

85 INVESCO HIGH YIELD BOND FACTOR FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

￿Fund reports and prospectuses

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￿Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLHY-AR-1 04272020

Shareholder Report for the

Seven Months Ended 2/29/2020

Invesco

Intermediate Bond

Factor Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on February 28, 2020, the Fund's name was Invesco Oppenheimer Intermediate Income Fund, and prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Intermediate Income Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Table of Contents
Fund Performance Discussion	5
Top Holdings and Allocations	7
Fund Expenses	10
Schedule of Investments	12
Statement of Assets and Liabilities	28
Statement of Operations	30
Statement of Changes in Net Assets	32
Financial Highlights	33
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	62
Tax Information	64
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments	65
Trustees and Officers	66
Invesco's Privacy Notice	78

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
			Bloomberg Barclays
	Without Sales Charge	With Sales Charge	U.S. Aggregate Bond
			Index
1-Year	11.39%	6.67%	11.68%
5-Year	3.34	2.45	3.58
Since Inception (8/2/10)	5.02	4.55	3.66

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and

3 INVESCO INTERMEDIATE BOND FACTOR FUND

summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4 INVESCO INTERMEDIATE BOND FACTOR FUND

Fund Performance Discussion

MARKET OVERVIEW

During the fiscal year ended February 29, 2020, US Treasury yields fell considerably, especially in February as concerns regarding the spread of the coronavirus took hold. The US credit market performed strongly over the fiscal year, with returns above 15%. Investment grade credit spreads tightened for most of the fiscal year, but with worries stemming from the coronavirus, spreads widened in the last two months of the fiscal year. With spreads roughly unchanged over the past 12 months, the primary driver of performance was the decline in US Treasury yields. In particular, the 10-year US Treasury fell to 1.13% at the end of the fiscal year from 2.73% in February 2019.

Over the past 12 months, the US Federal Reserve (the Fed) cut interest rates three times: in July, September and October 2019 -- for a total of 75 basis points. (A basis point is one one-hundredth of a percentage point.) As a result, the federal funds target rate stood at a range of 1.50% to 1.75% as of October 31, 2019, as well as at the end of the fiscal year. Moreover, US Treasury rates fell across all maturities. The out-of-benchmark US high yield sector posted a positive return for the fiscal year, as did emerging markets credit.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Intermediate Bond Factor Fund (Class A shares with sales charge)

Bloomberg Barclays U.S. Aggregate Bond Index

$20,000

15,000										$15,309
										$14,105

10,000
5,000
0 |	|	|	|	|	|	|	|	|	|	|
8/2/10	2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

5 INVESCO INTERMEDIATE BOND FACTOR FUND

FUND REVIEW

Against this backdrop, the Fund's Class A shares (without sales charge) produced a return of 11.39% this reporting period, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index's (the "Index") return of 11.68%.

During the year, the Fund performed well due to its exposure to corporate bonds, including investment grade as well as an off-benchmark position in high yield. The allocation to structured securities was a minor drag due to the lower duration associated with these positions

On February 28, 2020, the Invesco Oppenheimer Intermediate Income Fund was repositioned. The Fund was renamed the Invesco Intermediate Bond Factor Fund with an investment goal to seek a total return by targeting securities with characteristics that research suggests will have higher returns over a market cycle while using a factor- based strategy. In practice, this means the Fund will have higher allocation than its benchmark to value bonds (bonds that have higher spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The Fund may invest in investment grade debt securities, including corporate and government bonds, mortgage-related securities, asset-backed securities, notes and debentures and other types of debt securities.

It may also invest a portion of its assets in foreign debt securities.

Portfolio Managers: Jay Raol, James Ong, Noelle Corum and Sash Sarangi

6 INVESCO INTERMEDIATE BOND FACTOR FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	8.1%
Oil, Gas & Consumable Fuels	4.5
Capital Markets	3.3
Electric Utilities	2.9
Real Estate Investment Trusts	1.9
(REITs)

Media	1.8
Food Products	1.8
Automobiles	1.7
Insurance	1.7
Beverages	1.6

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds	49.9%
and Notes
U.S. Government Obligations	21.3
Investment Companies	18.6
Mortgage-Backed Obligations
Agency	1.9
CMOs	3.1
Non-Agency	2.8
Preferred Stocks	1.9
Asset-Backed Securities	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2020, and are based on the total market value of investments.

7 INVESCO INTERMEDIATE BOND FACTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

		Inception			Since
		Date	1-Year	5-Year	Inception
Class A (OFIAX)		8/2/10	11.39%	3.34%	5.02%
Class C (OFICX)		8/2/10	10.33	2.54	4.18
Class R (OFINX)		8/2/10	10.87	3.05	4.71
Class Y (OFIYX)		8/2/10	11.78	3.64	5.26
Class R5	(IOTEX)1	5/24/19	11.51	3.36	5.03
Class R6	(OFIIX)2	11/28/12	11.76	3.78	4.16
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

		Inception			Since
		Date	1-Year	5-Year	Inception
Class A (OFIAX)		8/2/10	6.67%	2.45%	4.55%
Class C (OFICX)		8/2/10	9.33	2.54	4.18
Class R (OFINX)		8/2/10	10.87	3.05	4.71
Class Y (OFIYX)		8/2/10	11.78	3.64	5.26
Class R5	(IOTEX)1	5/24/19	11.51	3.36	5.03
Class R6	(OFIIX)2	11/28/12	11.76	3.78	4.16

1.Class R5 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

2.Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

8 INVESCO INTERMEDIATE BOND FACTOR FUND

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance, and does not predict or depict performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 INVESCO INTERMEDIATE BOND FACTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 INVESCO INTERMEDIATE BOND FACTOR FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,029.70	$3.69
Class C	1,000.00	1,026.00	8.24
Class R	1,000.00	1,028.60	5.72
Class Y	1,000.00	1,032.10	2.17
Class R5	1,000.00	1,031.10	2.22
Class R6	1,000.00	1,031.40	1.97
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.23	3.68
Class C	1,000.00	1,016.76	8.21
Class R	1,000.00	1,019.24	5.69
Class Y	1,000.00	1,022.73	2.16
Class R5	1,000.00	1,022.68	2.22
Class R6	1,000.00	1,022.92	1.96

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios
Class A	0.73%
Class C	1.63
Class R	1.13

Class Y	0.43
Class R5	0.44
Class R6	0.39

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS February 29, 2020

AL

	Principal Amount	Value
Asset-Backed Securities—0.5%
DT Auto Owner Trust, Series 2017-1A, Cl. E, 5.79%, 2/15/241	$750,000	$776,590
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 2.577% [US0001M+95], 5/25/241,2	70,000	70,150
Series 2019-1, Cl. D, 3.077% [US0001M+145], 5/25/241,2	65,000	65,111
Total Asset-Backed Securities (Cost $897,952)		911,851

Mortgage-Backed Obligations—8.0%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24,
6.00%, 3/25/37	24,628	24,801
BANK, Interest-Only Stripped Mtg.-Backed Security, Series
2019-BN16, Cl. XA, 10.962%, 2/15/523	2,387,423	171,417
Citigroup Commercial Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series 2017-C4,
Cl. XA, 0.00%, 10/12/503,4	6,408,289	408,002
COMM Mortgage Trust:
Series 2014-UBS4, Cl. AM, 3.968%, 8/10/47	407,000	441,391
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	900,000	975,813
Connecticut Avenue Securities:
Series 2013-C01, Cl. M2, 6.877% [US0001M+525],
10/25/232	464,838	512,280
Series 2014-C01, Cl. M2, 6.027% [US0001M+440], 1/25/242	786,169	849,324
Series 2014-C02, Cl. 1M2, 4.227% [US0001M+260],
5/25/242	340,089	352,697
Series 2014-C03, Cl. 1M2, 4.627% [US0001M+300],
7/25/242	739,594	778,545
Series 2014-C03, Cl. 2M2, 4.527% [US0001M+290],
7/25/242	94,629	98,379
Series 2014-C04, Cl. 2M2, 6.627% [US0001M+500],
11/25/242	340,313	365,562
Series 2016-C01, Cl. 1M2, 8.377% [US0001M+675],
8/25/282	205,194	224,772
Series 2016-C02, Cl. 1M2, 7.627% [US0001M+600],
9/25/282	368,462	397,762
Series 2016-C05, Cl. 2M2, 6.077% [US0001M+445],
1/25/292	254,118	267,828
Series 2016-C06, Cl. 1M2, 5.877% [US0001M+425],
4/25/292	360,000	382,200
Connecticut Avenue Securities Trust:
Series 2018-R07, Cl. 1M2, 4.027% [US0001M+240],
4/25/311,2	384,182	387,344
Series 2019-R01, Cl. 2M1, 2.477% [US0001M+85],
7/25/311,2	32,218	32,221
Series 2019-R02, Cl. 1M2, 3.927% [US0001M+230],
8/25/311,2	192,228	193,626
Series 2019-R03, Cl. 1M2, 3.777% [US0001M+215],
9/25/311,2	190,417	191,521
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 304, Cl. C45, 9.092%, 12/15/273	163,878	10,510
12	INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-
Backed Security:
Series K093, Cl. X1, 0.00%, 5/25/293,4	$2,557,008	$198,206
Series K734, Cl. X1, 0.00%, 2/25/263,4	3,067,733	105,252
Series K735, Cl. X1, 0.00%, 5/25/263,4	3,238,215	175,223
Series KC03, Cl. X1, 0.00%, 11/25/243,4	4,164,922	89,398
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security, Series 4316, Cl.
JS, 0.00%, 1/15/443,4	431,006	50,436
Federal Home Loan Mortgage Corp., STACR Trust:
Series 2019-HQA1, Cl. M1, 2.527% [US0001M+90],
2/25/491,2	13,361	13,363
Series 2019-HRP1, Cl. M2, 3.027% [US0001M+140],
2/25/491,2	190,000	189,588
Federal National Mortgage Assn., Alternative Credit
Enhancement Securities, Interest-Only Stripped Mtg.-Backed
Security, Series 2012-M18, Cl. X, 0.00%, 12/25/223,4	20,993,233	127,712
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:
Series 2015-57, Cl. LI, 6.038%, 8/25/353	435,512	54,582
Series 2016-45, Cl. MI, 7.867%, 7/25/463	119,617	22,642
Series 2017-60, Cl. LI, 0.00%, 8/25/473,4	259,924	18,238
Series 2017-66, Cl. AS, 2.92%, 9/25/473	1,517,577	212,791
FREMF Mortgage Trust:
Series 2012-K23, Cl. C, 3.656%, 10/25/451,5	395,000	410,659
Series 2013-K28, Cl. C, 3.49%, 6/25/461,5	390,000	408,384
Series 2013-K29, Cl. C, 3.476%, 5/25/461,5	220,000	230,345
Series 2013-K32, Cl. C, 3.537%, 10/25/461,5	450,000	472,445
Series 2014-K36, Cl. C, 4.364%, 12/25/461,5	500,000	535,106
Series 2014-K38, Cl. B, 4.222%, 6/25/471,5	280,000	306,282
Series 2014-K714, Cl. C, 3.909%, 1/25/471,5	215,000	217,316
Series 2016-K54, Cl. C, 4.051%, 4/25/481,5	290,000	310,854
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 2017-149, Cl. GS, 4.264%,
10/16/473	832,829	134,630
JPMBB Commercial Mortgage Securities Trust, Series 2014-
C24, Cl. AS, 3.914%, 11/15/475	200,000	215,976
Morgan Stanley Bank of America Merrill Lynch Trust, Series
2013-C9, Cl. AS, 3.456%, 5/15/46	770,000	811,348
STACR Trust, Series 2018-HRP1, Cl. M2, 3.277%
[US0001M+165], 4/25/431,2	556,403	557,602
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 5.877% [US0001M+425],
11/25/232	348,714	377,949
Series 2014-DN2, Cl. M3, 5.227% [US0001M+360],
4/25/242	515,000	545,790
Series 2014-DN3, Cl. M3, 5.627% [US0001M+400],
8/25/242	468,010	497,316
13	INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-DNA2, Cl. M3, 6.277% [US0001M+465],
10/25/282	$222,682	$237,825
Series 2018-HQA1, Cl. M2, 3.927% [US0001M+230],
9/25/302	175,000	176,819
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-
AR14, Cl. 1A4, 3.838%, 12/25/355	37,682	38,316
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Cl.
AS, 4.351%, 3/15/475	450,000	489,335
Total Mortgage-Backed Obligations (Cost $14,997,623)		15,297,723

U.S. Government Obligations—22.0%
United States Treasury Bond, 2.375%, 11/15/49	1,037,600	1,211,540
United States Treasury Nts.:
1.125%, 2/28/22	9,800,000	9,845,937
1.375%, 1/31/22-1/31/25	16,902,000	17,263,103
1.50%, 8/15/26-2/15/30	13,091,400	13,486,381
Total U.S. Government Obligations (Cost $40,680,261)		41,806,961

Corporate Bonds and Notes—51.3%
Consumer Discretionary—7.8%
Auto Components—0.3%
Goodyear Tire & Rubber Co. (The), 5.125% Sr. Unsec. Nts.,
11/15/23	495,000	492,372

Automobiles—1.7%
Daimler Finance North America LLC, 2.55% Sr. Unsec. Nts.,
8/15/221	481,000	489,521
Ford Motor Credit Co. LLC:
3.087% Sr. Unsec. Nts., 1/9/23	385,000	386,275
5.584% Sr. Unsec. Nts., 3/18/24	325,000	347,944
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	403,000	458,598
General Motors Financial Co., Inc., 4.20% Sr. Unsec. Nts.,
11/6/21	262,000	270,818
Harley-Davidson Financial Services, Inc., 2.55% Sr. Unsec.
Nts., 6/9/221	475,000	483,697
Hyundai Capital America, 4.30% Sr. Unsec. Nts., 2/1/241	350,000	377,145
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec.
Nts., 11/12/211	482,000	501,979
		3,315,977

Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	492,000	516,513

Entertainment—0.4%
Discovery Communications LLC, 4.125% Sr. Unsec. Nts.,
5/15/29	289,000	318,029

14 INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Entertainment (Continued)
Netflix, Inc., 5.50% Sr. Unsec. Nts., 2/15/22	$484,000	$508,660
		826,689

Hotels, Restaurants & Leisure—0.6%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/251	479,000	495,760
International Game Technology plc, 6.50% Sr. Sec. Nts.,
2/15/251	470,000	509,945
McDonald's Corp., 3.625% Sr. Unsec. Nts., 9/1/49	111,000	119,833
		1,125,538

Household Durables—0.9%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	413,000	447,161
MDC Holdings, Inc., 3.85% Sr. Unsec. Nts., 1/15/30	369,000	369,692
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	645,564
4.875% Sr. Unsec. Nts., 3/15/27	175,000	191,413
		1,653,830

Internet & Catalog Retail—0.4%
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	825,000	839,541

Media—1.8%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 5.125% Sr. Sec. Nts.,
7/1/49	130,000	146,472
Comcast Corp., 2.65% Sr. Unsec. Nts., 2/1/30	135,000	141,728
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts.,
4/15/24	534,000	586,813
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	460,000	479,274
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	420,000	437,950
ViacomCBS, Inc.:
4.20% Sr. Unsec. Nts., 6/1/29	239,000	268,317
4.375% Sr. Unsec. Nts., 3/15/43	500,000	538,234
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	840,000	904,144
		3,502,932

Specialty Retail—1.1%
Advance Auto Parts, Inc., 4.50% Sr. Unsec. Nts., 12/1/23	450,000	494,849
Gap, Inc. (The), 5.95% Sr. Unsec. Nts., 4/12/21	470,000	478,812
Home Depot, Inc. (The), 2.95% Sr. Unsec. Nts., 6/15/29	280,000	302,929
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	697,000	749,738
		2,026,328

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/261	515,000	540,415

15 INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Consumer Staples—4.1%
Beverages—1.6%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts.,
1/15/39	$650,000	$1,071,820
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/281	811,000	928,895
Keurig Dr Pepper, Inc., 4.597% Sr. Unsec. Nts., 5/25/28	805,000	929,408
Molson Coors Beverage Co., 4.20% Sr. Unsec. Nts., 7/15/46	140,000	145,659
		3,075,782

Food & Staples Retailing—0.2%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	350,000	397,260

Food Products—1.8%
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	810,000	838,516
Conagra Brands, Inc., 5.40% Sr. Unsec. Nts., 11/1/48	400,000	506,862
Experian Finance plc, 2.75% Sr. Unsec. Nts., 3/8/301	497,000	525,477
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/261	489,000	508,266
Smithfield Foods, Inc.:
3.35% Sr. Unsec. Nts., 2/1/221	287,000	292,864
5.20% Sr. Unsec. Nts., 4/1/291	377,000	430,500
Tyson Foods, Inc., 5.10% Sr. Unsec. Nts., 9/28/48	261,000	340,828
		3,443,313

Tobacco—0.5%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	355,000	346,055
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	485,000	512,393
		858,448

Energy—4.7%
Energy Equipment & Services—0.2%
Enterprise Products Operating LLC, 4.20% Sr. Unsec. Nts.,
1/31/50	173,000	184,468
Plains All American Pipeline LP/PAA Finance Corp., 3.55% Sr.
Unsec. Nts., 12/15/29	231,000	227,718
		412,186

Oil, Gas & Consumable Fuels—4.5%
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	382,000	402,080
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	445,000	487,660
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	285,000	305,737
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	236,000	245,154
Continental Resources, Inc., 4.375% Sr. Unsec. Nts., 1/15/28	265,000	257,659
DCP Midstream Operating LP, 5.125% Sr. Unsec. Nts.,
5/15/29	475,000	467,566
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	170,000	171,782
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	435,000	460,993
5.30% Sr. Unsec. Nts., 4/15/47	389,000	404,125
6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds2,6	97,000	86,742
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	500,000	432,601

16 INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC, 3.95% Sr. Unsec. Nts.,
1/31/60	$81,000	$79,694
EQT Corp., 3.00% Sr. Unsec. Nts., 10/1/22	267,000	224,280
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	242,000	287,239
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	105,000	120,026
MPLX LP:
2.985% [US0003M+110] Sr. Unsec. Nts., 9/9/222	225,000	225,847
4.25% Sr. Unsec. Nts., 12/1/271	239,000	260,467
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	425,000	462,960
Occidental Petroleum Corp.:
2.90% Sr. Unsec. Nts., 8/15/24	519,000	526,359
3.50% Sr. Unsec. Nts., 8/15/29	237,000	239,319
4.50% Sr. Unsec. Nts., 7/15/44	226,000	216,156
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	236,000	263,396
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/291	244,000	242,683
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	745,444
Targa Resources Partners LP/Targa Resources Partners Finance
Corp., 6.50% Sr. Unsec. Nts., 7/15/27	500,000	521,250
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	230,000	250,220
Western Midstream Operating LP, 3.10% Sr. Unsec. Nts.,
2/1/25	164,000	164,076
		8,551,515

Financials—16.5%
Capital Markets—3.3%
Apollo Management Holdings LP, 4.95% [H15T5Y+326.6]
Sub. Nts., 1/14/501,2	350,000	352,293
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts.,
1/15/25	96,000	105,368
Carlyle Finance Subsidiary LLC, 3.50% Sr. Unsec. Nts.,
9/19/291	238,000	256,054
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr.
Sub. Perpetual Bonds2,6	200,000	209,163
Credit Suisse Group AG:
3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/291,2	189,000	205,566
7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds1,2,6	200,000	211,348
Goldman Sachs Group, Inc. (The):
2.60% Sr. Unsec. Nts., 2/7/30	2,000,000	2,037,269
3.50% Sr. Unsec. Nts., 11/16/26	301,000	323,840
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds2,6	150,000	147,489
5.15% Sub. Nts., 5/22/45	200,000	258,412
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec.
Nts., 11/28/281,2	251,000	276,859
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	415,000	459,302
5.00% Sub. Nts., 11/24/25	424,000	489,560
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts.,
5/8/322	137,000	148,060
17	INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Capital Markets (Continued)
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts.,
9/15/26	$195,000	$215,044
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub.
Perpetual Bonds2,6	135,000	141,311
UBS Group AG:
4.125% Sr. Unsec. Nts., 9/24/251	250,000	278,807
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds1,2,6	125,000	133,837
		6,249,582

Commercial Banks—8.1%
Australia & New Zealand Banking Group Ltd., 2.95%
[H15T5Y+128.8] Sub. Nts., 7/22/301,2	233,000	238,327
Bank of America Corp.:
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/292	188,000	216,487
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds2,6	257,000	290,195
7.75% Sub. Nts., 5/14/38	271,000	438,816
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/231	239,000	258,901
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	299,000	318,666
Barclays plc:
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds1,2,6	75,000	79,346
8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds2,6	94,000	103,465
BBVA USA, 2.50% Sr. Unsec. Nts., 8/27/24	388,000	397,061
BNP Paribas SA:
4.375% [USSW5+148.3] Sub. Nts., 3/1/331,2	205,000	226,758
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds1,2,6	260,000	269,587
BPCE SA, 4.50% Sub. Nts., 3/15/251	195,000	212,350
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual
Bonds2,6	185,000	183,207
Citigroup, Inc.:
3.668% [US0003M+139] Sr. Unsec. Nts., 7/24/282	300,000	328,823
4.45% Sub. Nts., 9/29/27	300,000	339,296
5.00% [SOFRRATE+381.3] Jr. Sub. Perpetual Bonds2,6	373,000	382,398
5.95% [US0003M+390.5] Jr. Sub. Perpetual Bonds2,6	225,000	242,594
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts.,
5/26/22	232,000	238,329
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr.
Sub. Perpetual Bonds2,6	91,000	92,428
Cooperatieve Rabobank UA, 2.75% Sr. Unsec. Nts., 1/10/23	330,000	342,719
Credit Agricole SA:
4.375% Sub. Nts., 3/17/251	355,000	388,244
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds1,2,6	257,000	304,130
Danske Bank AS, 3.244% [US0003M+159.1] Sr. Unsec. Nts.,
12/20/251,2	206,000	216,614
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub.
Perpetual Bonds2,6	95,000	94,238
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	150,000	165,227
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/242	100,000	106,519
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/292	165,000	187,543

18 INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Commercial Banks (Continued)
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub.
Perpetual Bonds2,6	$95,000	$95,284
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual
Bonds1,2,6	270,000	283,838
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/282	263,000	287,561
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/282	524,000	580,559
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/242	258,000	275,919
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds2,6	135,000	144,356
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds2,6	223,000	238,626
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	230,000	248,457
Lloyds Bank plc, 2.25% Sr. Unsec. Nts., 8/14/22	385,000	390,641
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub.
Perpetual Bonds1,2,6	445,000	551,660
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr.
Sub. Perpetual Bonds1,2,6	220,000	232,559
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts.,
3/7/29	291,000	326,521
National Australia Bank Ltd., 3.933% [H15T5Y+188] Sub.
Nts., 8/2/341,2	230,000	251,617
Nordea Bank Abp:
4.625% [USSW5+169] Sub. Nts., 9/13/331,2	205,000	234,717
6.625% [H15T5Y+411] Jr. Sub. Perpetual Bonds1,2,6	200,000	221,667
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	438,000	497,750
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	306,000	329,030
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	388,000	408,270
Societe Generale SA:
3.875% Sr. Unsec. Nts., 3/28/241	374,000	401,238
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds1,2,6	265,000	277,528
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	185,000	189,931
Truist Bank:
2.636% [H15T5Y+115] Sub. Nts., 9/17/292	584,000	593,971
3.30% Sub. Nts., 5/15/26	115,000	124,370
4.05% Sr. Unsec. Nts., 11/3/25	144,000	162,237
Truist Financial Corp., 5.125% [US0003M+278.6] Jr. Sub.
Perpetual Bonds2,6	191,000	198,796
US Bancorp, 3.10% Sub. Nts., 4/27/26	160,000	172,621
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub.
Perpetual Bonds2,6	190,000	190,526
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/282	223,000	242,607
4.75% Sub. Nts., 12/7/46	183,000	230,201
5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S2,6	185,000	198,515
Zions Bancorp NA, 3.25% Sub. Nts., 10/29/29	265,000	277,952
		15,521,793

Consumer Finance—0.9%
American Express Co.:
3.125% Sr. Unsec. Nts., 5/20/26	289,000	314,147
19	INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Consumer Finance (Continued)
American Express Co.: (Continued)
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds2,6	$374,000	$372,553
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	130,000	137,582
3.80% Sr. Unsec. Nts., 1/31/28	135,000	147,424
Credit Acceptance Corp., 5.125% Sr. Unsec. Nts., 12/31/241	120,000	123,900
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	142,000	152,889
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	360,000	387,260
		1,635,755

Diversified Financial Services—0.5%
Avolon Holdings Funding Ltd., 3.25% Sr. Unsec. Nts.,
2/15/271	265,000	266,145
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts.,
10/2/271	125,000	134,863
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec.
Nts., 6/9/23	300,000	318,913
Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	171,000	192,431
		912,352

Insurance—1.7%
Athene Global Funding, 2.95% Sec. Nts., 11/12/261	455,000	479,594
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	246,000	250,305
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	252,000	273,267
Hartford Financial Services Group, Inc. (The), 3.817%
[US0003M+212.5] Jr. Sub. Nts., 2/12/471,2	108,000	102,789
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	198,000	221,950
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub.
Nts., 2/24/322	167,000	179,770
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	121,000	147,385
MetLife, Inc., 5.875% [US0003M+295.9] Jr. Sub. Perpetual
Bonds2,6	100,000	111,582
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	284,000	323,338
Prudential Financial, Inc.:
3.70% Sr. Unsec. Nts., 3/13/51	224,000	237,417
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/442	225,000	240,553
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/452	135,000	147,639
Reliance Standard Life Global Funding II, 2.75% Sec. Nts.,
1/21/271	441,000	460,894
Willis North America, Inc., 3.875% Sr. Unsec. Nts., 9/15/49	113,000	121,588
		3,298,071

Real Estate Investment Trusts (REITs)—1.9%
American Tower Corp., 3.60% Sr. Unsec. Nts., 1/15/28	830,000	897,608
Brixmor Operating Partnership LP, 4.125% Sr. Unsec. Nts.,
5/15/29	244,000	272,644
Equinix, Inc., 3.20% Sr. Unsec. Nts., 11/18/29	160,000	167,758
Essex Portfolio LP, 3.00% Sr. Unsec. Nts., 1/15/30	223,000	236,643

20 INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Healthcare Trust of America Holdings LP, 3.50% Sr. Unsec.
Nts., 8/1/26	$329,000	$356,767
Healthpeak Properties, Inc., 3.00% Sr. Unsec. Nts., 1/15/30	306,000	321,939
Host Hotels & Resorts LP, 3.375% Sr. Unsec. Nts., 12/15/29	75,000	78,190
Kite Realty Group LP, 4.00% Sr. Unsec. Nts., 10/1/26	326,000	338,917
Regency Centers LP, 2.95% Sr. Unsec. Nts., 9/15/29	340,000	360,680
Spirit Realty LP, 3.20% Sr. Unsec. Nts., 1/15/27	314,000	330,774
Welltower, Inc., 2.70% Sr. Unsec. Nts., 2/15/27	210,000	218,269
		3,580,189

Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 3.96% [US0003M+185.5] Sr.
Unsec. Nts., 7/18/301,2	229,000	253,581

Health Care—3.1%
Biotechnology—0.9%
AbbVie, Inc.:
2.95% Sr. Unsec. Nts., 11/21/261	117,000	122,757
3.20% Sr. Unsec. Nts., 11/21/291	553,000	584,461
3.60% Sr. Unsec. Nts., 5/14/25	383,000	413,406
4.05% Sr. Unsec. Nts., 11/21/391	133,000	147,143
4.875% Sr. Unsec. Nts., 11/14/48	205,000	252,655
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	140,000	167,436
		1,687,858

Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	267,000	295,114
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/251	508,000	518,432
		813,546

Health Care Providers & Services—0.9%
Cigna Corp., 4.375% Sr. Unsec. Nts., 10/15/28	378,000	430,286
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	302,000	372,219
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec.
Nts., 1/31/221	425,000	456,575
HCA, Inc., 5.375% Sr. Unsec. Nts., 2/1/25	460,000	509,489
		1,768,569

Life Sciences Tools & Services—0.3%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/261	490,000	506,625

Pharmaceuticals—0.6%
Elanco Animal Health, Inc., 5.65% Sr. Unsec. Nts., 8/28/28	356,000	408,078
Mylan, Inc., 3.125% Sr. Unsec. Nts., 1/15/231	470,000	487,666
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts.,
11/26/28	247,000	300,936
		1,196,680

21 INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Industrials—4.1%
Aerospace & Defense—0.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/251	$373,000	$410,401
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	584,987
United Technologies Corp., 4.625% Sr. Unsec. Nts., 11/16/48	405,000	544,614
		1,540,002

Airlines—0.4%
Delta Air Lines, Inc., 2.90% Sr. Unsec. Nts., 10/28/24	615,000	620,340
United Airlines Pass Through Trust, Series 2019-2, 2.70%,
5/1/32	224,000	240,218
		860,558

Building Products—0.4%
Fortune Brands Home & Security, Inc.:
3.25% Sr. Unsec. Nts., 9/15/29	231,000	244,372
4.00% Sr. Unsec. Nts., 9/21/23	473,000	512,257
		756,629

Industrial Conglomerates—0.4%
GE Capital International Funding Co. Unlimited Co., 3.373%
Sr. Unsec. Nts., 11/15/25	252,000	268,823
General Electric Co., 2.70% Sr. Unsec. Nts., 10/9/22	480,000	490,708
		759,531

Machinery—0.5%
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	832,000	916,549

Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	326,000	349,462

Road & Rail—0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr.
Unsec. Nts., 11/15/261	759,000	802,823
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts.,
10/15/25	515,000	522,939
		1,325,762

Trading Companies & Distributors—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
3.50% Sr. Unsec. Nts., 5/26/22	443,000	455,580
Air Lease Corp., 3.00% Sr. Unsec. Nts., 2/1/30	560,000	554,005
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	249,000	266,186
		1,275,771

Information Technology—2.7%
Communications Equipment—0.5%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	799,000	902,990

22 INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.3%
Corning, Inc., 5.35% Sr. Unsec. Nts., 11/15/48	$400,000	$517,359

IT Services—1.0%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	379,000	414,996
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	347,000	380,014
Global Payments, Inc., 3.20% Sr. Unsec. Nts., 8/15/29	230,000	244,623
ILFC E-Capital Trust I, 3.90% [30YR CMT+155], 12/21/651,2	185,000	146,473
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	495,000	516,547
5.25% Sr. Unsec. Nts., 4/1/25	271,000	294,329
		1,996,982

Semiconductors & Semiconductor Equipment—0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30% Sr. Unsec.
Nts., 6/18/291	370,000	415,242

Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	430,000	485,969
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	251,000	270,194
		756,163

Technology Hardware, Storage & Peripherals—0.3%
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts.,
10/1/291	467,000	538,414

Materials—3.3%
Chemicals—0.3%
CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	139,000	141,086
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26	316,000	344,265
Nutrien Ltd., 5.00% Sr. Unsec. Nts., 4/1/49	126,000	157,053
		642,404

Construction Materials—0.5%
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts.,
12/15/27	771,000	846,062

Containers & Packaging—1.4%
Ball Corp., 4.875% Sr. Unsec. Nts., 3/15/26	485,000	534,397
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	280,000	333,729
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	223,000	241,961
Sealed Air Corp., 5.50% Sr. Unsec. Nts., 9/15/251	425,000	466,614
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	660,000	669,626
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	289,000	318,532
		2,564,859

Metals & Mining—0.7%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/241	356,000	380,786
ArcelorMittal SA, 4.25% Sr. Unsec. Nts., 7/16/29	240,000	250,105
Newmont Corp., 2.80% Sr. Unsec. Nts., 10/1/29	231,000	240,686
23	INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Metals & Mining (Continued)
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	$524,000	$538,061
		1,409,638

Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	829,584

Telecommunication Services—1.5%
Diversified Telecommunication Services—1.3%
AT&T, Inc., 4.50% Sr. Unsec. Nts., 3/9/48	545,000	622,316
Qwest Corp., 6.75% Sr. Unsec. Nts., 12/1/21	470,000	497,171
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	445,000	469,319
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts.,
9/15/48	717,000	925,634
		2,514,440

Wireless Telecommunication Services—0.2%
Vodafone Group plc:
6.15% Sr. Unsec. Nts., 2/27/37	150,000	202,934
7.00% [USSW5+487.3] Jr. Sub. Nts., 4/4/792	217,000	250,806
		453,740

Utilities—3.5%
Electric Utilities—2.9%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/281	806,000	920,720
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts.,
7/15/48	368,000	423,216
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/241	349,000	372,980
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	146,000	177,119
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	560,000	620,636
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	186,000	197,515
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	438,453
NextEra Energy Capital Holdings, Inc., 5.65%
[US0003M+315.6] Jr. Sub. Nts., 5/1/792	403,000	458,130
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts.,
9/15/241	514,000	518,515
PPL WEM Ltd./Western Power Distribution plc, 5.375% Sr.
Unsec. Nts., 5/1/211	500,000	516,045
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	402,861
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/271	460,000	472,351
		5,518,541

Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/291	242,000	261,845

Multi-Utilities—0.5%
Ameren Corp., 2.50% Sr. Unsec. Nts., 9/15/24	314,000	323,683
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	215,000	246,324

24 INVESCO INTERMEDIATE BOND FACTOR FUND

	Principal Amount	Value
Multi-Utilities (Continued)
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28	$265,000	$286,067
		856,074
Total Corporate Bonds and Notes (Cost $90,334,228)		97,811,841
	Shares
Preferred Stocks—2.0%
Allstate Corp. (The), 5.625% Non-Cum., Series G, Non-Vtg.	4,150	108,688
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	3,600	93,168
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	4,025	100,665
AT&T, Inc., 5.625% Sr. Unsec.	3,625	94,395
Citigroup Capital XIII, 8.14% Cum., Non-Vtg.,
[US0003M+637]2	6,850	185,840
Citizens Financial Group, Inc., 6.35% Non-Cum., Series D,
Non-Vtg., [US0003M+364.2]2	5,689	153,091
CMS Energy Corp., 5.875% Jr. Sub.	3,600	94,248
Digital Realty Trust, Inc., 5.25% Cum., Series J, Non-Vtg.	4,450	112,451
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	3,725	93,311
Duke Energy Corp., 5.125% Jr. Sub.	3,775	94,677
eBay, Inc., 6.00% Sr. Unsec.	3,500	90,265
Entergy Louisiana LLC , 5.25% Sec.	3,750	93,450
Entergy Texas, Inc., 5.625% First Mortgage Sec.	3,550	90,205
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.
[US0003M+371]2	3,325	89,775
GMAC Capital Trust I, 7.477% Jr. Sub., Non-Vtg.,[US000
3M+578.5]2	7,150	182,325
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series
N, Non-Vtg.	7,000	180,670
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	5,500	141,570
JPMorgan Chase & Co., 6.00% Non-Cum., Series EE,
Non-Vtg.	3,900	104,286
KeyCorp, 6.125% Non-Cum., Series E, Non-Vtg.
[US0003M+389.2]2	5,300	141,563
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.
[US0003M+349.1]2	4,475	118,856
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.
[US0003M+370.8]2	6,850	186,183
NiSource, Inc., 6.50% Cum., Series B, Non-Vtg.
[H15T5Y+363.2]2	3,575	93,987
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum.,
Series P, Non-Vtg. [US0003M+406.7]2	5,200	138,268
PPL Capital Funding, Inc., 5.90% Jr. Sub., Series B	3,650	91,287
Prudential Financial, Inc., 5.75% Jr. Sub.	3,750	95,100
Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,350	109,838
Qwest Corp., 7.00% Sr. Unsec.	4,250	110,160
Regions Financial Corp., 5.70% Non-Cv., Series C, Non-Vtg.
[US0003M+314.8]2	3,700	101,454
Synovus Financial Corp., 5.875% Non-Cum., Series E, Non-
Vtg., 5.875% [H15T5Y+412.7]2	3,900	101,283
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-
Vtg., [US0003M+335.2]2	3,675	95,183
25	INVESCO INTERMEDIATE BOND FACTOR FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Preferred Stocks (Continued)
US Bancorp, 6.50% Non-Cum., Series F, Non-Vtg.
[US0003M+446.8]2	6,825	$181,204
Vornado Realty Trust, 5.70% Cum., Series B, Non-Vtg.	3,700	93,092
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg.
[US0003M+369]2	3,350	91,891
Total Preferred Stocks (Cost $3,819,229)		3,852,429

Investment Companies—19.1%
Invesco Liquid Assets Portfolio, Institutional Class, 1.64%7 (Cost
$36,479,123)	36,463,571	36,463,571
Total Investments, at Value (Cost $187,208,416)	102.9%	196,144,376
Net Other Assets (Liabilities)	(2.9)	(5,455,760)
Net Assets	100.0%	$190,688,616

Footnotes to Schedule of Investments

1.Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933

Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $29,188,598, which represented 15.31% of the Fund's Net Assets.

2.Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3.Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,779,040 or 0.93% of the Fund's net assets at period end.

4.Interest rate is less than 0.0005%.

5.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6.This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7.The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the

7-day SEC standardized yield as of February 29, 2020.

This security was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the reporting period in which the issuer was an affiliate are as follows:

26 INVESCO INTERMEDIATE BOND FACTOR FUND

Footnotes to Schedule of Investments (Continued)

				Shares
	Shares	Gross	Gross	February 29,
	July 31, 2019	Additions	Reductions	2020
Investment Company
Invesco Oppenheimer Master Loan
Fund	590,695	2,817	593,512	—
Change in
				Investment	Realized	Unrealized
			Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Invesco Oppenheimer Master Loan		$	— $
Fund				232,679	$(341,755)	$(332,931)

Futures Contracts as of February 29, 2020
Unrealized
		Expiration	Number Notional Amount			Appreciation/
Description	Buy/Sell	Date	of Contracts	(000's)	Value	(Depreciation)
United States
Treasury Long
Bonds	Buy	6/19/20	173	USD 28,864	29,453,250	588,906
United States
Treasury Nts., 10 yr.	Sell	6/19/20	229	USD 30,503	30,857,750	(355,097)
United States
Treasury Nts., 2 yr.	Buy	6/30/20	115	USD 24,984	25,107,734	123,758
United States
Treasury Nts., 5 yr.	Sell	6/30/20	10	USD 1,216	1,227,500	(11,504)
United States Ultra
Bonds	Buy	6/19/20	14	USD 2,828	2,905,000	76,750
$422,813
Definitions

30YR CMT	30 Year Constant Maturity Treasury
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
SOFRRATE	United States Overnight Secured Financing
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

27 INVESCO INTERMEDIATE BOND FACTOR FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $150,729,293)	$159,680,805
Affiliated companies (cost $36,479,123)	36,463,571
196,144,376
Cash	500,004
Receivables and other assets:
Shares of beneficial interest sold	2,757,138
Interest and dividends	1,232,414
Variation margin receivable - futures contracts	796,305
Other	133,998
Total assets	201,564,235

Liabilities
Payables and other liabilities:
Investments purchased	9,847,828
Shares of beneficial interest redeemed	583,766
Transfer and shareholder servicing agent fees	101,886
Advisory fees	57,401
Distribution and service plan fees	49,200
Shareholder communications	38,599
Trustees' compensation	28,333
Administration fees	2,276
Dividends	1,211
Other	165,119
Total liabilities	10,875,619

Net Assets	$190,688,616

Composition of Net Assets
Shares of beneficial interest	$182,615,502
Total distributable earnings	8,073,114
Net Assets	$190,688,616

28 INVESCO INTERMEDIATE BOND FACTOR FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $122,371,141 and
10,861,035 shares of beneficial interest outstanding)	$11.27
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$11.77

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $23,113,955 and 2,052,635 shares of
beneficial interest outstanding)	$11.26

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$20,366,326 and 1,806,681 shares of beneficial interest outstanding)	$11.27

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$19,031,887 and 1,690,126 shares of beneficial interest outstanding)	$11.26

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,559
and 937 shares of beneficial interest outstanding)	$11.27

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$5,794,748 and 514,354 shares of beneficial interest outstanding)	$11.27

See accompanying Notes to Financial Statements.

29 INVESCO INTERMEDIATE BOND FACTOR FUND

STATEMENT

OF OPERATIONS

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Investment Income
Interest:
Unaffiliated companies	$3,483,958	$7,030,711
Affiliated companies	145,599	—
Dividends:
Unaffiliated companies	130,176	89,144
Affiliated companies	160,614	235,865

Total investment income	3,920,347	7,355,720

Expenses
Advisory fees	427,133	812,097
Administration fees	16,017	2,259
Distribution and service plan fees:
Class A	169,255	277,311
Class C	133,709	280,803
Class R	60,189	98,368
Transfer and shareholder servicing agent fees:
Class A	184,173	213,539
Class C	35,010	52,327
Class R	31,522	37,360
Class Y	31,356	43,583
Class R5	4	1
Class R6	1,223	2,188
Shareholder communications:
Class A	28,531	23,378
Class C	5,397	6,654
Class R	4,878	4,679
Class Y	4,800	6,893
Class R5	2	1
Class R6	1,392	1,019
Legal, auditing and other professional fees	38,357	105,184
Custodian fees and expenses	19,740	30,304
Trustees' compensation	10,283	14,147
Borrowing fees	—	4,561
Other	50,010	20,039
Total expenses	1,252,981	2,036,695
Less waivers and reimbursements of expenses	(319,953)	(347,536)
Net expenses	933,028	1,689,159

Net Investment Income	2,987,319	5,666,561

30 INVESCO INTERMEDIATE BOND FACTOR FUND

	Seven Months Ended	Year Ended
	February 29, 2020	July 31, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$2,036,454	$(2,238,072)
Affiliated companies	(342,008)	(259,077)
Futures contracts	2,570,477	697,947
Swap contracts	(803,274)	55,232
Net realized gain (loss)	3,461,649	(1,743,970)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	3,363,532	8,975,554
Affiliated companies	(348,483)	543,799
Futures contracts	(367,064)	622,145
Swap contracts	632,630	(632,630)
Net change in unrealized appreciation/(depreciation)	3,280,615	9,508,868

Net Increase in Net Assets Resulting from Operations	$9,729,583	$13,431,459

See accompanying Notes to Financial Statements.

31 INVESCO INTERMEDIATE BOND FACTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

	Seven Months
	Ended	Year Ended	Year Ended
	February 29, 2020	July 31, 2019	July 31, 2018
Operations
Net investment income	$2,987,319	$5,666,561	$5,872,996

Net realized gain (loss)	3,461,649	(1,743,970)	(343,007)

Net change in unrealized appreciation/(depreciation)	3,280,615	9,508,868	(9,492,140)
Net increase (decrease) in net assets resulting from
operations	9,729,583	13,431,459	(3,962,151)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(2,103,408)	(3,454,780)	(3,761,706)
Class C	(268,610)	(618,547)	(711,506)
Class R	(296,036)	(537,255)	(480,402)
Class Y	(408,127)	(780,401)	(749,702)
Class R5	(189)	(57)	—
Class R6	(114,051)	(240,155)	(186,507)
Total distributions from distributable earnings
	(3,190,421)	(5,631,195)	(5,889,823)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(1,109,919)	(4,592,048)	(4,812,097)
Class C	(1,180,162)	(8,897,146)	(637,324)
Class R	(866,522)	251,717	4,944,820
Class Y	(2,535,892)	(7,267,938)	10,822,468
Class R5	—	10,000	—
Class R6	(67,919)	(2,393,472)	5,873,003
Total beneficial interest transactions
	(5,760,414)	(22,888,887)	16,190,870

Net Assets
Total increase (decrease)	778,748	(15,088,623)	6,338,896

Beginning of period	189,909,868	204,998,491	198,659,595
End of period
	$190,688,616	$189,909,868	$204,998,491

See accompanying Notes to Financial Statements.

32 INVESCO INTERMEDIATE BOND FACTOR FUND

FINANCIAL HIGHLIGHTS

Class A

Seven Months Ended

February 29, Year Ended Year Ended Year Ended Year Ended Year Ended 2020 July 31, 2019 July 31, 2018 July 31, 2017 July 31, 2016 July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$10.88	$10.43	$10.92	$11.03	$10.66	$10.90
Income (loss) from investment
operations:
Net investment income1	0.18	0.32	0.31	0.29	0.30	0.33
Net realized and unrealized
gain (loss)	0.40	0.45	(0.49)	(0.10)	0.37	(0.24)
Total from investment
operations	0.58	0.77	(0.18)	0.19	0.67	0.09
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.19)	(0.32)	(0.31)	(0.30)	(0.30)	(0.33)
Net asset value, end of period	$11.27	$10.88	$10.43	$10.92	$11.03	$10.66

Total Return, at Net Asset
Value2	5.39%	7.52%	(1.67)%	1.82%	6.45%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$122,371	$119,300	$119,119	$129,985	$139,018	$103,315
Average net assets (in
thousands)	$120,943	$113,850	$129,767	$132,043	$125,116	$101,748
Ratios to average net assets:3,4
Net investment income	2.80%	3.07%	2.89%	2.68%	2.83%	3.07%
Expenses excluding specific
expenses listed below	1.05%	0.97%	0.97%	1.00%	1.02%	1.01%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%5
Total expenses6	1.05%	0.97%	0.97%	1.00%	1.02%	1.01%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.73%	0.75%	0.95%	0.97%	1.00%	1.00%
Portfolio turnover rate7	64%8	108%8	57%	80%	73%	100%

33 INVESCO INTERMEDIATE BOND FACTOR FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Seven Months Ended February 29, 2020	1.07%
Year Ended July 31, 2019	0.99%
Year Ended July 31, 2018	0.99%
Year Ended July 31, 2017	1.02%
Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8.The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Seven Months Ended February 29, 2020	$11,531,839	$13,476,801
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

34 INVESCO INTERMEDIATE BOND FACTOR FUND

Class C

Seven Months Ended

February 29, Year Ended Year Ended Year Ended Year Ended Year Ended 2020 July 31, 2019 July 31, 2018 July 31, 2017 July 31, 2016 July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$10.87	$10.43	$10.91	$11.03	$10.65	$10.89
Income (loss) from investment
operations:
Net investment income1	0.12	0.23	0.23	0.21	0.22	0.25
Net realized and unrealized
gain (loss)	0.40	0.44	(0.48)	(0.11)	0.38	(0.24)
Total from investment
operations	0.52	0.67	(0.25)	0.10	0.60	0.01
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.13)	(0.23)	(0.23)	(0.22)	(0.22)	(0.25)
Net asset value, end of period	$11.26	$10.87	$10.43	$10.91	$11.03	$10.65

Total Return, at Net Asset
Value2	4.80%	6.52%	(2.32)%	0.97%	5.76%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$23,114	$23,487	$31,250	$33,420	$38,261	$27,706
Average net assets (in
thousands)	$22,977	$28,132	$33,138	$35,836	$31,800	$24,595
Ratios to average net assets:3,4
Net investment income	1.90%	2.17%	2.14%	1.92%	2.07%	2.32%
Expenses excluding specific
expenses listed below	1.81%	1.72%	1.72%	1.75%	1.77%	1.78%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%5
Total expenses6	1.81%	1.72%	1.72%	1.75%	1.77%	1.78%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.63%	1.65%	1.70%	1.72%	1.75%	1.75%
Portfolio turnover rate7	64%8	108%8	57%	80%	73%	100%

35 INVESCO INTERMEDIATE BOND FACTOR FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Seven Months Ended February 29, 2020	1.83%
Year Ended July 31, 2019	1.74%
Year Ended July 31, 2018	1.74%
Year Ended July 31, 2017	1.77%
Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8.The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Seven Months Ended February 29, 2020	$11,531,839	$13,476,801
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

36 INVESCO INTERMEDIATE BOND FACTOR FUND

Class R

Seven Months Ended

February 29, Year Ended Year Ended Year Ended Year Ended Year Ended 2020 July 31, 2019 July 31, 2018 July 31, 2017 July 31, 2016 July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$10.88	$10.44	$10.93	$11.04	$10.66	$10.90
Income (loss) from investment
operations:
Net investment income1	0.15	0.28	0.28	0.26	0.27	0.31
Net realized and unrealized
gain (loss)	0.40	0.44	(0.49)	(0.09)	0.39	(0.24)
Total from investment
operations	0.55	0.72	(0.21)	0.17	0.66	0.07
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.16)	(0.28)	(0.28)	(0.28)	(0.28)	(0.31)
Net asset value, end of period	$11.27	$10.88	$10.44	$10.93	$11.04	$10.66

Total Return, at Net Asset
Value2	5.09%	7.06%	(1.91)%	1.58%	6.29%	0.59%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$20,366	$20,511	$19,416	$15,318	$11,736	$6,189
Average net assets (in
thousands)	$20,690	$19,919	$18,041	$13,530	$8,432	$5,572
Ratios to average net assets:3,4
Net investment income	2.40%	2.67%	2.65%	2.45%	2.55%	2.82%
Expenses excluding specific
expenses listed below	1.31%	1.22%	1.21%	1.25%	1.27%	1.27%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%5
Total expenses6	1.31%	1.22%	1.21%	1.25%	1.27%	1.27%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.13%	1.15%	1.19%	1.22%	1.25%	1.25%
Portfolio turnover rate7	64%8	108%8	57%	80%	73%	100%

37 INVESCO INTERMEDIATE BOND FACTOR FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Seven Months Ended February 29, 2020	1.33%
Year Ended July 31, 2019	1.24%
Year Ended July 31, 2018	1.23%
Year Ended July 31, 2017	1.27%
Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8.The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Seven Months Ended February 29, 2020	$11,531,839	$13,476,801
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

38 INVESCO INTERMEDIATE BOND FACTOR FUND

Class Y

Seven Months Ended

February 29, Year Ended Year Ended Year Ended Year Ended Year Ended 2020 July 31, 2019 July 31, 2018 July 31, 2017 July 31, 2016 July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$10.88	$10.43	$10.91	$11.03	$10.65	$10.89
Income (loss) from investment
operations:
Net investment income1	0.20	0.35	0.33	0.32	0.32	0.36
Net realized and unrealized
gain (loss)	0.40	0.45	(0.47)	(0.11)	0.39	(0.24)
Total from investment
operations	0.60	0.80	(0.14)	0.21	0.71	0.12
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.22)	(0.35)	(0.34)	(0.33)	(0.33)	(0.36)
Net asset value, end of period	$11.26	$10.88	$10.43	$10.91	$11.03	$10.65

Total Return, at Net Asset
Value2	5.55%	7.81%	(1.35)%	1.98%	6.82%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$19,032	$20,940	$27,430	$17,748	$11,013	$5,413
Average net assets (in
thousands)	$20,480	$23,481	$23,728	$12,709	$6,857	$4,275
Ratios to average net assets:3,4
Net investment income	3.09%	3.37%	3.14%	2.95%	3.04%	3.35%
Expenses excluding specific
expenses listed below	0.81%	0.73%	0.72%	0.75%	0.77%	0.77%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%5
Total expenses6	0.81%	0.73%	0.72%	0.75%	0.77%	0.77%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.43%	0.45%	0.70%	0.72%	0.75%	0.75%
Portfolio turnover rate7	64%8	108%8	57%	80%	73%	100%

39 INVESCO INTERMEDIATE BOND FACTOR FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Seven Months Ended February 29, 2020	0.83%
Year Ended July 31, 2019	0.75%
Year Ended July 31, 2018	0.74%
Year Ended July 31, 2017	0.77%
Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8.The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Seven Months Ended February 29, 2020	$11,531,839	$13,476,801
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

40 INVESCO INTERMEDIATE BOND FACTOR FUND

	Seven Months
	Ended	Period
Class R5	February 29,	Ended
	2020 July 31, 20191
Per Share Operating Data
Net asset value, beginning of period	$10.87	$10.67
Income (loss) from investment operations:
Net investment income2	0.20	0.07
Net realized and unrealized gain	0.40	0.19
Total from investment operations	0.60	0.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.06)
Net asset value, end of period	$11.27	$10.87

Total Return, at Net Asset Value3	5.59%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:4,5
Net investment income	3.09%	3.39%
Expenses excluding specific
expenses listed below	0.60%	0.62%
Interest and fees from
borrowings	0.00%	0.00%
Total expenses6	0.60%	0.62%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.44%	0.43%
Portfolio turnover rate7,8	64%	108%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Seven Months Ended February 29, 2020	0.62%
Period Ended July 31, 2019	0.64%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8.The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Seven Months Ended February 29, 2020	$11,531,839	$13,476,801
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

41 INVESCO INTERMEDIATE BOND FACTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R6

Seven Months Ended

February 29, Year Ended Year Ended Year Ended Year Ended Year Ended 2020 July 31, 2019 July 31, 2018 July 31, 2017 July 31, 2016 July 31, 2015

Per Share Operating Data
Net asset value, beginning of
period	$10.88	$10.44	$10.92	$11.03	$10.65	$10.89
Income (loss) from investment
operations:
Net investment income1	0.20	0.36	0.35	0.35	0.35	0.38
Net realized and unrealized
gain (loss)	0.40	0.43	(0.48)	(0.11)	0.38	(0.24)
Total from investment
operations	0.60	0.79	(0.13)	0.24	0.73	0.14
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.21)	(0.35)	(0.35)	(0.35)	(0.35)	(0.38)
Net asset value, end of period	$11.27	$10.88	$10.44	$10.92	$11.03	$10.65

Total Return, at Net Asset
Value2	5.60%	7.80%	(1.18)%	2.27%	7.03%	1.29%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$5,795	$5,662	$7,783	$2,189	$80	$110
Average net assets (in
thousands)	$5,884	$7,053	$5,612	$563	$110	$105
Ratios to average net assets:3,4
Net investment income	3.14%	3.41%	3.30%	3.23%	3.28%	3.52%
Expenses excluding specific
expenses listed below	0.58%	0.56%	0.56%	0.56%	0.57%	0.56%
Interest and fees from
borrowings	0.00%	0.00%5	0.00%5	0.00%5	0.00%5	0.00%5
Total expenses6	0.58%	0.56%	0.56%	0.56%	0.57%	0.56%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.39%	0.41%	0.54%	0.54%	0.55%	0.55%
Portfolio turnover rate7	64%8	108%8	57%	80%	73%	100%

42 INVESCO INTERMEDIATE BOND FACTOR FUND

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Includes the Fund's share of the allocated expenses and/or net investment income from the master funds.

5.Less than 0.005%.

6.Total expenses including indirect expenses from fund fees and expenses were as follows:

Seven Months Ended February 29, 2020	0.60%
Year Ended July 31, 2019	0.58%
Year Ended July 31, 2018	0.58%
Year Ended July 31, 2017	0.58%
Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%

7.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8.The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Seven Months Ended February 29, 2020	$11,531,839	$13,476,801
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

43 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the "Fund"), formerly Invesco Oppenheimer Intermediate Income Fund, is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"),. The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Intermediate Income Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Upon closing of the Reorganization, holders of the Acquired Fund's Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund's Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund's Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund's fiscal year end changed from July 31 to the last day in February.

The Fund's investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities),

44 INVESCO INTERMEDIATE BOND FACTOR FUND

yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a

45 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such,

46 INVESCO INTERMEDIATE BOND FACTOR FUND

the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded

47 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund's performance. The Fund executes its dollar roll transactions in the to be announced ("TBA") market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior

48 INVESCO INTERMEDIATE BOND FACTOR FUND

securities for purposes of a Fund's fundamental investment limitation on senior securities and borrowings.

J. Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange's clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K. Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between two parties ("uncleared/OTC") or, in some instances, must be transacted through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty ("centrally cleared swap"). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned

49 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund's ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any

50 INVESCO INTERMEDIATE BOND FACTOR FUND

recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund's maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund's exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund's exposure is unlimited.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

51 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule Through February 28, 2020*		Fee Schedule Effective February 29, 2020*
Up to $500 million	0.40%	Up to $2 billion	0.25%
Next $500 million	0.35	Over $2 billion	0.23
Next $4 billion	0.33
Over $5 billion	0.31

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the seven months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.65%, 1.15%, 0.45%, 0.46% and 0.41%, respectively, of the Fund's average daily net assets. Effective February 28, 2020, the Fund's expense limitation agreement was amended to reflect a reduction to the Fund's existing expense limits. Under the amended expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund's average daily net assets (the "expense limits") through May 31, 2021. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense

52 INVESCO INTERMEDIATE BOND FACTOR FUND

offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the seven months ended February 29, 2020, the Adviser waived advisory fees of $18,870 and reimbursed fund expenses of $211,474, $21,536, $19,417, $42,716, $9, and $5,931 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the seven months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the seven months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to

53 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the seven months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the seven months ended February 29, 2020, IDI advised the Fund that IDI retained $14,289 in front-end sales commissions from the sale of Class A shares and $1,662 and $339 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

54 INVESCO INTERMEDIATE BOND FACTOR FUND

						Level 3—
		Level 1—		Level 2—		Significant
		Unadjusted		Other Significant		Unobservable
		Quoted Prices		Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$	— $		911,851	$	— $	911,851
Mortgage-Backed Obligations		—		15,297,723		—	15,297,723
U.S. Government Obligations		—		41,806,961		—	41,806,961
Corporate Bonds and Notes		—		97,811,841		—	97,811,841
Preferred Stocks		3,852,429		—		—	3,852,429
Investment Companies		36,463,571		—		—	36,463,571
Total Investments, at Value		40,316,000		155,828,376		—	196,144,376
Other Financial Instruments:
Futures contracts		789,414		—		—	789,414
Total Assets		$41,105,414		$155,828,376	$	— $	196,933,790
Liabilities Table
Other Financial Instruments:
Futures contracts		$(366,601)	$	— $		— $	(366,601)
Total Liabilities		$(366,601)	$	— $		— $	(366,601)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

Asset Derivatives		Liability Derivatives
Statement of Assets		Statement of Assets
and Liabilities Location	Value	and Liabilities Location	Value
Interest rate contracts Futures contracts	$789,4141	Futures contracts	$366,601 1

55 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Asset Derivatives		Liability Derivatives
Derivative Assets/
Liabilities not subject
to master netting
agreements		$(789,414)		$(366,601)
Total Derivative
Assets/Liabilities not
subject to master
netting agreements		$—		$—

1.The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the Seven Months Ended February 29, 2020

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives
Not Accounted
for as Hedging	Futures
Instruments	contracts Swap contracts		Total
Credit contracts	$—	$(803,274)	$(803,274)
Interest rate contracts	2,570,477	—	2,570,477
Total	$2,570,477	$(803,274)	$1,767,203

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted
for as Hedging	Futures
Instruments	contracts Swap contracts		Total
Credit contracts	$—	$632,630	$632,630
Interest rate contracts	(367,064)	—	(367,064)
Total	$(367,064)	$632,630	$265,566

The table below summarizes the seven month ended average notional value of futures contracts and one month ended average notional value of swap agreements during the period.

	Futures		Swap
	contracts		Arrangements

Average notional			7,847,680
amount	$92,863,192	$

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they

56 INVESCO INTERMEDIATE BOND FACTOR FUND

are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders for the Seven Months Ended February 29, 2020 and the Fiscal Years Ended July 31, 2019 and July 31, 2018:

	2020	2019	2018
Ordinary income	$3,190,421	$5,631,195	$5,889,823

Tax Components of Net Assets at Period-End:

2020
Undistributed ordinary income	$533,176
Net unrealized appreciation - investments	8,875,821
Temporary book/tax differences	(25,371)
Capital loss carryforward	(1,310,512)
Shares of beneficial interest	182,615,502
Total net assets	$190,688,616

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the

57 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	1,302,983	$7,529	$1,310,512

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the seven months ended February 29, 2020 was $43,674,834 and $87,462,621, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $67,942,650 and $36,957,982, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,545,302
Aggregate unrealized (depreciation) of investments	(669,481)
Net unrealized appreciation of investments	$8,875,821

Cost of investments for tax purposes is $212,649,290.

Note 9 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on February 29, 2020, undistributed net investment income was increased by $446,604, undistributed net realized loss was increased by $337,530 and shares of beneficial interest was decreased by $109,074. This reclassification had no effect on the net assets of the Fund.

58 INVESCO INTERMEDIATE BOND FACTOR FUND

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	1,037,571	$11,455,611	2,475,679	$25,977,722	3,081,751	$33,249,682
Automatic
Conversion
Class C
to Class A
Shares	29,570	327,243	—	—	—	—
Dividends
and/or
distributions
reinvested	188,737	2,087,920	327,284	3,426,438	347,885	3,718,015
Redeemed	(1,357,418)	(14,980,693)	(3,256,200)	(33,996,208)	(3,916,504)	(41,779,794)
Net increase	(101,540)	$(1,109,919)	(453,237)	$(4,592,048)	(486,868)	$(4,812,097)
(decrease)

Class C
Sold	277,867	$3,072,852	445,362	$4,635,606	761,628	$8,205,750
Dividends
and/or
distributions
reinvested	23,926	264,633	58,108	606,705	65,858	703,140
Automatic
Conversion
Class C
to Class A
Shares	(29,586)	(327,243)	—	—	—	—
Redeemed	(380,085)	(4,190,404)	(1,339,404)	(14,139,457)	(893,084)	(9,546,214)
Net increase	(107,878)	$(1,180,162)	(835,934)	$(8,897,146)	(65,598)	$(637,324)
(decrease)

Class R
Sold	257,804	$2,845,463	486,574	$5,075,703	805,312	$8,642,719
Dividends
and/or
distributions
reinvested	26,491	289,089	50,674	530,456	44,376	473,617
Redeemed	(362,485)	(4,001,074)	(512,103)	(5,354,442)	(391,867)	(4,171,516)
Net increase	(78,190)	$(866,522)	25,145	$251,717	457,821	$4,944,820
(decrease)

Class Y
Sold	683,759	$7,590,469	2,309,644	$23,802,066	2,173,981	$23,259,291
Dividends
and/or
distributions
reinvested	36,654	405,459	74,462	777,216	70,154	746,080
Redeemed	(954,407)	(10,531,820)	(3,090,351)	(31,847,220)	(1,240,110)	(13,182,903)

59 INVESCO INTERMEDIATE BOND FACTOR FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Seven Months Ended		Year Ended July 31, 20192		Year Ended July 31, 2018
	February 29, 20201

	Shares	Amount	Shares	Amount	Shares	Amount
Net increase	(233,994)	$(2,535,892)	(706,245)	$(7,267,938)	1,004,025	$10,822,468
(decrease)

Class R53
Sold	—	$—	937	$10,000	—	$—
Dividends
and/or
distributions
reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase	—	$—	937	$10,000	—	$—
(decrease)

Class R6
Sold	126,736	$1,393,303	238,957	$2,496,305	682,796	$7,331,314
Dividends
and/or
distributions
reinvested	9,987	110,563	22,775	238,146	17,497	185,853
Redeemed	(142,659)	(1,571,785)	(487,266)	(5,127,923)	(154,954)	(1,644,164)
Net increase	(5,936)	$(67,919)	(225,534)	$(2,393,472)	545,339	$5,873,003
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.Commencement date after the close of business on May 24, 2019.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participated in a $1.95 billion revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 12 - Subsequent Event

60 INVESCO INTERMEDIATE BOND FACTOR FUND

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

61 INVESCO INTERMEDIATE BOND FACTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Intermediate Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Bond Factor Fund, formerly Invesco Oppenheimer Intermediate Income Fund, (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from August 1, 2019 through	For the period from August 1, 2019 through
February 29, 2020 and the year ended July 31,	February 29, 2020 and the year ended July 31,
2019	2019 for Class A, Class C, Class R, Class Y and
Class R6
For the period from August 1, 2019 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through July 31,
2019 for Class R5

The financial statements of Invesco Intermediate Bond Factor Fund (formerly Oppenheimer Intermediate Income Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

62 INVESCO INTERMEDIATE BOND FACTOR FUND

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 28, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

63 INVESCO INTERMEDIATE BOND FACTOR FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its seven month ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	7.11%
Corporate Dividends Received Deduction*	1.84%
Qualified Business Income	0.00%
U.S. Treasury Obligations*	6.21%
Tax-Exempt Interest Dividends*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

64 INVESCO INTERMEDIATE BOND FACTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

65 INVESCO INTERMEDIATE BOND FACTOR FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

66 INVESCO INTERMEDIATE BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

67 INVESCO INTERMEDIATE BOND FACTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

68 INVESCO INTERMEDIATE BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

69 INVESCO INTERMEDIATE BOND FACTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

70 INVESCO INTERMEDIATE BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

71 INVESCO INTERMEDIATE BOND FACTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

72 INVESCO INTERMEDIATE BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

73 INVESCO INTERMEDIATE BOND FACTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

74 INVESCO INTERMEDIATE BOND FACTOR FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

75 INVESCO INTERMEDIATE BOND FACTOR FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

76 INVESCO INTERMEDIATE BOND FACTOR FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

77 INVESCO INTERMEDIATE BOND FACTOR FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

78 INVESCO INTERMEDIATE BOND FACTOR FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

79 INVESCO INTERMEDIATE BOND FACTOR FUND

INVESCO'S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

80 INVESCO INTERMEDIATE BOND FACTOR FUND

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

81 INVESCO INTERMEDIATE BOND FACTOR FUND

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-INTI-AR-1 04302020

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr., Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. ("OFI") for 83 open-end mutual funds and 20 exchange- traded funds (collectively, the "Oppenheimer Funds"). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the "New Invesco Funds") that did not have pre-existing assets (together, the "Reorganizations"). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, "Invesco") of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company ("MassMutual"), which was also consummated on May 24, 2019 (the "Acquisition"). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of

Regulation S-X ("Rule 2-01") if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the "Pre-Reorganization Relationship"). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the "Pre-Reorganization Services").

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre- Reorganization Relationship and Services have on PwC's independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC's ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 ("PwC's Conclusion").

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC's Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

∙none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

∙PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC's professional engagement period;

∙other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

∙as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund's financial statements was based upon OFI's decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

∙while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

∙the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

∙with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre- Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

∙the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

∙the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$376,805	$293,575
Audit-Related Fees(1)	$6,200	$0
Tax Fees(2)	$219,598	$60,350
All Other Fees	$0	$0

Total Fees	$602,603	$353,925

(1)Audit-Related Fees for the fiscal year end February 29, 2020 includes fees billed for reviewing regulatory filings.

(2)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

Fees Billed for Non-
	Audit Services	Fees Billed for Non-Audit
	Rendered to Invesco	Services Rendered to
	and Invesco Affiliates	Invesco and Invesco
	for fiscal year end	Affiliates for fiscal year
	2020 That Were	end 2019 That Were
	Required	Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds

("Applicable Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre-approvals"). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non- Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non- Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre- approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or

(c)any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019 for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,998,598 for the fiscal year ended February 29, 2020 and $4,300,350 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed to ensure:

(1)that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020